UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

SUN CAPITAL ADVISERS TRUST

(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of principal executive offices) (Zip code)

John T. Donnelly

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 432-1102 x 3330

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST®

Annual Report December 31, 2009

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Global Real Estate Fund

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM Oppenheimer Large Cap Core Fund

SCSM WMC Large Cap Growth Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM Lord Abbett Growth & Income Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Goldman Sachs Short Duration Fund

SCSM Dreman Small Cap Value Fund

SCSM PIMCO High Yield Fund

SCSM PIMCO Total Return Fund

SCSM AIM Small Cap Growth Fund

SCSM AllianceBernstein International Value Fund

SCSM BlackRock Inflation Protected Bond Fund

SCSM Ibbotson Moderate Fund

SCSM Ibbotson Balanced Fund

SCSM Ibbotson Growth Fund

Sun Capital Advisers Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

Important Information about this Report:

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Investors should consider the investment objectives, risks, charges and expenses of a Fund before investing. This and other information is contained in a Fund’s prospectus. Please read the prospectus carefully before you invest.

The views and opinions expressed in each Fund’s “Management’s Discussion and Analysis” are those of the portfolio manager(s) of the Fund. The views and opinions expressed, and the portfolio holdings described, are as of December 31, 2009, and are subject to change at any time without notice due to market or other conditions. These should not be construed as investment advice or as a recommendation to buy or sell any security. Any forecasts or other forward looking views may not come to pass. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2009.

An investment in a Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation. It is possible to lose money on an investment in any of the Funds.

Country codes included within each Fund’s Portfolio of Investments are unaudited.

INVESTMENT GRADE BOND FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Investment Grade Bond Fund (the “Fund”) outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2009?

Following a pattern that began in earnest during the second quarter of 2009, risky assets were very much in demand during the fourth quarter of 2009 and generated strong one-year returns. In retrospect, during the fourth quarter of 2008, the Federal Reserve was, among other things, slashing interest rates to zero while the U.S. Government was injecting capital directly into financial institutions as part of the $700 billion TARP program, as the Credit Crisis of 2008 continued in an unrelenting manner. Most of the Federal Reserve’s special liquidity facilities that were enacted to support the financial markets in late 2008, will expire in early 2010 given the improvement in market stability and investor confidence. After a significant down year in 2008, all fixed income spread sectors generated strong returns in 2009. The high yield and investment grade corporate sectors produced strong positive returns in 2009, up 58.2% and 18.5%, respectively. Beleaguered structured sectors, Commercial Mortgage Backed Securities (CMBS) and Asset Backed Securities (ABS), returned 28.5% and 24.7%, respectively. Corporate securities with CCC credit ratings, considered highly speculative, returned 90.6% in 2009. While U.S. Treasuries benefited during 2008 as investors sought their safety, the trend for 2009 has been about capturing valuations. In general, the lower the credit quality of securities, the higher the return they generated for 2009. As market participants began to gain confidence that the credit crisis was abating, and spreads were deemed to offer adequate compensation for market risks, beginning during the first quarter of 2009, demand for spread product began to increase. While traditional fixed income participants were present, equity players were also enticed by the historically attractive return potential (equity-like) while being able to improve their position in the capital structure.

What key factors were most responsible for the Fund’s performance during the year ended December 31, 2009?

The primary driver of performance for 2009 was the Fund’s overweight position in the spread sectors of the Index, particularly the Credit sector. The Credit portion of the Fund returned 40.4% for 2009 while the Index allocation returned 18.7%. The Fund’s 9.8% allocation to the U.S. Treasury sector generated a return of 6.4% as a result of an allocation to U.S. Treasury Inflation Protected Securities (TIPS) while the 24% Index allocation returned a negative 3.6%. The Fund’s weighting to CMBS produced a return of 37.0% while the Index return was 28.5%. The Fund’s duration position had a modest positive affect on Fund performance while yield curve positioning detracted slightly.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2009 and how did these affect performance during the reporting period?

In general, sector allocations positively affected the relative performance of the Fund during 2009 given the overweight allocations to Credit, MBS and CMBS, while the Fund’s allocation to short term investments negatively affected performance. The allocation to the MBS and CMBS sectors, while still greater than the Index, declined, while the allocation to the U.S. Treasury sector increased for the year ended December 31, 2009. The allocation to the Credit sector remained relatively unchanged during the reporting period.

INVESTMENT GRADE BOND FUND (Continued)

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2009?

Top ten issuers were altered during the year to maximize total return. Allocations to Federal National Mortgage Association and Federal Home Loan Mortgage Corp. were reduced in favor of U.S. Treasuries while holdings of corporate and non-agency Mortgage-Backed Securities were purchased or sold to generate enhanced returns.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund remained overweight the Credit sector of the Index while being underweight U.S. Treasuries, Agencies and to a lesser extent, MBS and CMBS.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN ISSUERS AT DECEMBER 31, 2009

	% of Net Assets	Category
Federal National Mortgage Association	16.4%	U.S. Government Agency
U.S. Treasury	9.2	U.S. Treasury
Federal Home Loan Mortgage Corp.	9.0	U.S. Government Agency
Philip Morris International, Inc.	3.3	Short Term – Commercial Paper
HSBC Finance Corp.	3.0	Short Term – Commercial Paper
KFW International Finance, Inc.	3.0	Short Term – Commercial Paper
JPMorgan Chase & Co.	2.1	Corporate Debt – Financials
Coca-Cola Co.	1.8	Short Term – Commercial Paper
Barclays Bank PLC	1.5	Corporate Debt – Financials
Morgan Stanley	1.4	Corporate Debt – Financials

INVESTMENT GRADE BOND FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

INVESTMENT GRADE BOND FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Investment Grade Bond Fund	21.00%	3.19%	3.38%	5.49%	4.90%
Barclays Capital U.S. Aggregate Bond Index*	5.93%	6.04%	4.97%	6.33%	5.63%
Service Class Shares
Investment Grade Bond Fund	20.58%	2.91%	3.11%	—	3.48%
Barclays Capital U.S. Aggregate Bond Index*	5.93%	6.04%	4.97%	—	4.79%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Barclays Capital U.S. Aggregate Bond Index is composed of U.S. securities in the Treasury, Government-Related, Corporate, and Securitized sectors.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2009. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2009.

MONEY MARKET FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Money Market Fund (the “Fund”) performed approximately in line with its benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the money markets as a whole during the year ended December 31, 2009?

Several signs of economic rebound appeared throughout the year. The pace of job loss has slowed, the housing sector showed some signs of improvement, and household spending expanded moderately. This data would typically lead to higher short term rates. However, the zero interest rate policy of the Federal Reserve and the market’s persistent demand for quality completely overwhelmed the economic data, leaving short term rates at historically low levels. The Federal Open Market Committee (FOMC) elected to keep rates unchanged during 2009 at the 0.00% to 0.25% range that was implemented in December of 2008. Three-month Treasury bills traded in a very tight range, starting the year at 0.08% and closing the year at 0.06%.

Commercial paper issuance remained subdued, as many companies continued to reduce their reliance on short term funding in favor of longer term issuance. Since the peak of August 8, 2007, commercial paper issuance is down 47%. For the year ended December 31, 2009, issuance was down 28%. The Temporary Liquidity Guarantee Program (TLGP), used by financial institutions to accomplish a large portion of their funding earlier in the year, expired at the beginning of the fourth quarter, leaving investors with fewer choices and increasing demand on an already thin supply of short-term investment options.

What key factors were responsible for the Fund’s performance during the year ended December 31, 2009?

The Federal Reserve’s zero interest rate policy and the market’s insatiable demand for quality were the most influential factors on the performance of the Fund. Market conditions have forced the Fund’s gross portfolio yield below the Fund’s operating expense caps causing the adviser to further subsidize the Fund to maintain a minimum yield of 0.00%.

How did you manage the Fund’s weighted average maturity during the year ended December 31, 2009?

On December 31, 2009, the Fund had an average maturity of 51 days, slightly longer than the average taxable money market fund maturity of 47 days as reported in the Money Fund Report, published by iMoneyNet Inc. The Fund’s average maturity ranged from 35-56 days during the year. Though the money market yield curve has been stubbornly flat, the Fund has extended the average days to maturity when appropriate longer term opportunities were present.

How was the Fund invested during the year ended December 31, 2009?

The Fund is invested in a diversified portfolio of top tier, short term investments. Fund holdings in Federal Home Loan Mortgage (FHLMC), Federal National Mortgage Association (FNMA) and U.S. Treasury Bills were lower in 2009 than 2008, in favor of TLGP investments issued by Goldman Sachs Group, Inc. and GE Capital Corp. The TLGP securities offered slightly more yield than the FNMA and FHLMC offerings and carried a full U.S. Government guarantee. Yields were compressed on all money market instruments, and this minor change in asset mix had minimal impact on performance.

MONEY MARKET FUND (Continued)

PORTFOLIO COMPOSITION AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN ISSUERS AT DECEMBER 31, 2009

	% of Net Assets	Category
Federal National Mortgage Association	12.5%	U.S. Government Agency
Federal Home Loan Mortgage Corp.	9.5	U.S. Government Agency
Goldman Sachs Group, Inc.	8.6	Commercial Paper & TLGP
Province of British Columbia	3.9	Foreign Government
GE Capital Corp.	3.4	Commercial Paper & TLGP
Philip Morris International, Inc.	3.4	Commercial Paper
Procter & Gamble International Funding SCA	3.4	Corporate Debt & Commercial Paper
Province of Quebec	3.4	Foreign Government
KFW International Finance, Inc.	3.4	Commercial Paper
Province of Ontario	3.4	Foreign Government

MONEY MARKET FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund – Initial Class and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund – Service Class and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index

MONEY MARKET FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Money Market Fund	0.25%	2.44%	2.93%	2.64%	2.83%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index*	0.21%	2.40%	3.02%	2.99%	3.16%
Service Class Shares
Money Market Fund	0.02%	2.19%	—	—	2.73%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index*	0.21%	2.40%	—	—	3.06%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is a single security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond, three months from that date. That issue is then held for one month, sold and rolled into the newly selected U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. Although the Fund seeks to maintain a stable net asset value of $1 per share there can be no assurance that it will do so. The value of an investment in the Money Market Fund and the return on the investment may fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2009. Service Class Shares for the period from April 25, 2005 (commencement of operations) to December 31, 2009.

GLOBAL REAL ESTATE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Global Real Estate Fund (the “Fund”) underperformed its benchmark, the FTSE/EPRA NAREIT Developed Real Estate Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the global real estate equity markets as a whole during the year ended December 31, 2009?

Real estate companies were most impacted by the turmoil in the debt capital markets in 2009. Many real estate companies, which were suffering from the effects of worsening fundamentals and high leverage, were forced to issue equity to calm equity owners, lenders, and other stakeholders. The equity markets, which were one of the only capital markets accessible during the height of the capital markets crisis, responded positively to the re-equitization, despite resulting in heavy shareholder dilution. As 2009 progressed, the debt capital markets stabilized, though borrowers are likely to be paying higher rates and be subject to stricter underwriting standards in the future.

How did the Fund’s country allocations affect relative performance during the year ended December 31, 2009?

The allocation to the U.S. contributed to the underperformance in the 1st quarter of 2009. For the remainder of 2009, the Fund’s country weightings were mostly in-line with the benchmark, so the relative impact on performance from country allocations was minimized. However, in terms of absolute performance, Japan was the worst performer in 2009 due to the poor performance of the Japanese economy. Hong Kong’s return was the best in 2009. It outperformed on the strength of the Chinese economy.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

Capitaland Ltd., Simon Property Group, Inc., Atrium European Real Estate Ltd., The Link REIT, and Klepierre were the top five contributors to the Fund’s returns in 2009.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

Mitsubishi Estate Co. Ltd., Brixton, Nippon Building Fund, Inc., British Land Co. PLC, and Sun Hung Kai Properties, Ltd. were the top five detractors to the Fund’s returns in 2009. The Fund no longer holds Brixton.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2009?

The top ten holdings at the end of 2009 included nine non-U.S. based companies, compared to only four in 2008. In May 2009 the Fund composition changed dramatically to more closely align the Fund’s country weights to the country weights of the Index. As a result, at the end of 2009 the Fund had a U.S. weight of only 39.0% compared to the U.S. weighting at the end of 2008 of 57.3%.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund finished 2009 closely aligned to the country weights in the Index, with a few exceptions. The Fund was overweight in the U.S., Australia, the U.K., France, and Brazil. The Fund was underweight in Singapore, China, and Hong Kong.

GLOBAL REAL ESTATE FUND (Continued)

COUNTRY ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 4 countries with an allocation of less than 2% individually.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
Westfield Group	5.6%	Retail
Simon Property Group, Inc.	5.1	Retail
Unibail-Rodamco	4.4	Retail
Sun Hung Kai Properties, Ltd.	4.2	Diversified Real Estate Activities
Mitsubishi Estate Co. Ltd.	4.2	Diversified Real Estate Activities
The Link REIT	3.9	Retail
Capitaland Ltd.	3.6	Diversified Real Estate Activities
Segro PLC	3.4	Industrial
Atrium European Real Estate Ltd.	3.3	Real Estate Operating Companies
Mitsui Fudosan Co., Ltd.	3.2	Diversified Real Estate Activities

GLOBAL REAL ESTATE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Initial Class and the FTSE/EPRA NAREIT Developed Real Estate Index

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Service Class and the FTSE/EPRA NAREIT Developed Real Estate Index

GLOBAL REAL ESTATE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Global Real Estate Fund	30.09%	(14.52)%	(0.98)%	10.25%	8.75%
FTSE EPRA/NAREIT Developed Real Estate Index*	38.26%	(12.39)%	2.00%	9.21%	9.07%
Service Class Shares
Global Real Estate Fund	29.83%	(14.73)%	(1.23)%	—	3.14%
FTSE EPRA/NAREIT Developed Real Estate Index*	38.26%	(12.39)%	2.00%	—	6.56%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The FTSE EPRA/NAREIT Developed Real Estate Index (formerly FTSE EPRA/NAREIT Global Real Estate Index) is a total-return index comprising eight index families covering the world’s largest investment markets in various currencies, and is designed to track the performance of listed real estate companies and REITs worldwide.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Global Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2009. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2009.

DAVIS VENTURE VALUE FUND

(subadvised by Davis Selected Advisers, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Davis Venture Value Fund (the “Fund”) outperformed its benchmark, the S&P 500® Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2009?

During 2009 the financial markets evidenced some improvement as the market benefited from credit extended through the Federal Reserve’s liquidity programs. Real Gross Domestic Product reversed a year and a half downward trend and turned up during the last part of 2009 while unemployment remained high. For the year ended December 2009, the consumer price index for all urban consumers rose 2.7%, compared to 0.1% for 2008.

Were there any significant sector over/under weights that materially impacted Fund performance relative to the benchmark during the year ended December 31, 2009?

The sectors within the Index that turned in the strongest performance over the year were Information Technology, Materials, and Consumer Discretionary. The sectors that turned in the weakest performance (although the performance was still positive) were Utilities, Telecommunication Services, and Energy. The lowest returning sector of the Index, Telecommunication Services, returned 9% for the year ended December 31, 2009.

The Fund, as compared to the Index, was underweight in both the Information Technology (9% versus 18% for the Index) and Telecommunication Services (less than 1% versus 3% for the Index) sectors. Being underweight in the strongly performing Information Technology sector was the largest detractor from Fund performance relative to the Index. Being underweight in the weakly performing Telecommunication Services sector was a contributor to the Fund’s performance relative to the Index.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

American Express Co. and GAM Holding, Ltd, two financial companies, were among the largest contributors to the Fund’s performance. The Fund also benefited from the stock selection of a number of Energy securities. Where the Index’s Energy companies only gained 14%, the Fund’s Energy companies gained 37%. Occidental Petroleum Corp., EOG Resources, Inc., and Canadian Natural Resources, Ltd. were among the Fund’s strongest contributors to performance. Other securities contributing strongly to performance were three information technology companies, Google, Inc., Microsoft Corp., and Texas Instruments, Inc.

The Fund held approximately 14% of its assets in foreign companies (including American Depositary Receipts) at December 31, 2009. As a whole these companies out-performed the domestic companies held by the Fund.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

ConocoPhillips, an energy company, and Philip Morris International, Inc., a consumer staples company, were the largest detractors from performance. Two financial companies, Bank of America and Citigroup, along with Iron Mountain, Inc., an industrial company, and Vulcan Materials Co., a material company, were also among the largest detractors from performance. The Fund no longer holds Bank of America or Citigroup.

DAVIS VENTURE VALUE FUND (Continued)

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2009?

As of December 31, 2009, only three companies had dropped out of the Fund’s top 10 holdings from the end of 2008. This is consistent with our low-turnover strategy. The Fund continues to own all three companies that dropped out of the top ten, Comcast Corp., Philip Morris International, Inc., and ConocoPhillips, but in reduced amounts. The three new holdings in the top 10 were American Express Co. and Loews Corp., both of which were in the top 20 at the end of 2008, and Merck & Co., Inc., which is a new addition to the Fund.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund’s portfolio is positioned using a bottom up stock selection process rather than a top down sector biased process. As a result, all weighting differentials relative to the Index reflect stock selection rather than sector bets. As of the year end the Fund continued to hold a larger percentage of securities in energy and financial companies when compared to the Index (16% versus 12% and 29% versus 14%, respectively). The Fund also remains underweight as compared to the Index in Industrial and Information Technology companies (6% versus 10% and 9% versus 20%, respectively).

SECTOR ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The above graph categorizes investments using Global Industry Classification Standards (“GICS”). The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

DAVIS VENTURE VALUE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
Occidental Petroleum Corp.	4.5%	Oil, Gas & Consumable Fuels
Berkshire Hathaway, Inc., Class A	4.5	Insurance
Costco Wholesale Corp.	4.3	Food & Staples Retailing
Wells Fargo & Co.	4.3	Commercial Banks
American Express Co.	4.0	Consumer Finance
EOG Resources, Inc.	3.5	Oil, Gas & Consumable Fuels
Devon Energy Corp.	3.3	Oil, Gas & Consumable Fuels
Loews Corp.	2.6	Insurance
JP Morgan Chase & Co.	2.5	Diversified Financial Services
Merck & Co., Inc.	2.4	Pharmaceuticals

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Service Class and the S&P 500 Index

DAVIS VENTURE VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Davis Venture Value Fund	29.39%	(5.69)%	1.10%	1.43%
S&P 500 Index*	26.46%	(5.61)%	0.42%	(1.35)%
Service Class Shares
Davis Venture Value Fund	29.02%	(5.94)%	—	(2.46)%
S&P 500 Index*	26.46%	(5.61)%	—	(2.20)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2009. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2009.

OPPENHEIMER MAIN STREET SMALL CAP FUND

(subadvised by OppenheimerFunds, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Oppenheimer Main Street Small Cap Fund (the “Fund”) outperformed its benchmark, the Russell 2000 Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2009?

Pronounced signs of economic weakness persisted through the first half of 2009. After declining in the fourth quarter of 2008, Gross Domestic Product (“GDP”) continued to decline in the first and second quarters of 2009, falling by 6.4% and 0.7%, respectively. In February and March, the U.S. economy lost more than 600,000 jobs in each month and consumer confidence dropped sharply. In early March, the U.S. stock market hit a multi-year low.

Investor sentiment soon began to improve as evidence appeared that global credit markets were thawing in response to massive remedial efforts by U.S. Government and monetary authorities. The U.S. Government enacted the $787 billion American Recovery and Reinvestment Act of 2009, which was designed to retain and create jobs, provide budget relief to states and localities, maintain social programs and offer tax relief to businesses and individuals.

As it became clearer that these remedial measures had helped to avert a collapse of the U.S. banking system and with historically low valuations, equities began an impressive rally that began in March 2009 and continued through the end of the year. While volatility persisted, most global equity markets ended the reporting period with substantial gains.

For the first time since the second quarter of 2008, the rate of GDP was once again positive in the third quarter of 2009, increasing at a modest rate. Some of the lagging indicators, such as unemployment figures, continued to be troubling and hovered at around 10% in the U.S. The housing market continued to slump through the end of the year and consumer confidence remained shaky.

Were there any significant sector over/under weights that materially impacted Fund performance relative to the benchmark during the year ended December 31, 2009?

The Fund outperformed the Index in nine out of ten sectors during the reporting period, led by gains in Consumer Discretionary, Information Technology, Financials and Industrials, in that order. In Consumer Discretionary, both a relative overweight position and stock selection helped Fund performance, as Consumer Discretionary vied with the Materials sector as the top performing sector, in terms of total return. In Information Technology, both a relative overweight position and stock selection helped Fund performance here as well, as Information Technology finished as the third top performing sector in terms of total return. An underweight to Financials, the worst performing sector of the Index, and better relative stock selection both helped Fund performance during the reporting period. Financials was the only sector in the Index to post negative returns for the period. Within Industrials, strong relative stock selection led outperformance.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

Among the top contributors in the Consumer Discretionary sector were TRW Automative Holdings Corp. and Philips-Van Heusen Corp.

OPPENHEIMER MAIN STREET SMALL CAP FUND (Continued)

In Information Technology, Skyworks Solutions, Inc. was the top contributor to performance and the second largest contributor to overall Fund performance. Skyworks Solutions is a manufacturer of semiconductor chips for communications technologies. Other top contributors included Western Digital Corp. (which the Fund sold by period end), STEC, Inc., Brocade Communications Systems, Inc. (which the Fund sold) and Blue Coat Systems, Inc.

In Industrials, Gardner Denver, Inc., a manufacturer based in Quincy, Illinois of various compressors, pumps and blowers as well as fluid transfer equipment for the petroleum, chemical and food industries, was the top performer and the third largest contributor to overall Fund performance. BE Aerospace, Inc. also outperformed within the sector and was the fifth largest driver of performance for the Fund.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

The securities which detracted most from Fund performance included a few financial stocks, including Pacific Capital Bancorp, East West Bancorp, Inc., Susquehanna Bancshares, Inc., all of which the Fund sold by period end. Insurance stock Conseco, Inc. also detracted but remained in the Fund at period end. Within Industrials, logistics company Pacer International, Inc. detracted from performance as did airline company U.S. Airways Group, Inc. NCI Building Systems also detracted.

Did the Fund experience major changes during the year ended December 31, 2009?

Effective May 19, 2009, Matthew P. Ziehl and Raman Vardharaj assumed co-management of the Fund, bringing their time-tested investment approach, which combines fundamental security analysis with robust quantitative tools. Accordingly, during the year, the number of securities in the portfolio was reduced significantly. The Fund’s investment process will continue to be driven by in-depth fundamental research, supported by quantitative screening and implemented by an experienced team of portfolio managers and sector managers. The resulting portfolio will be comprised of stocks that they believe are attractively priced relative to a company’s underlying prospects. The investment process has four elements which combine fundamental and quantitative research: idea generation, fundamental research, quantitative process and portfolio construction.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund was overweight Information Technology, Health Care and Materials, and underweight all other sectors.

OPPENHEIMER MAIN STREET SMALL CAP FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
Blue Coat Systems, Inc.	1.2%	Communications Equipment
Health Management Associates, Inc., Class A	1.0	Health Care Providers & Services
BE Aerospace, Inc.	0.8	Aerospace & Defense
Tractor Supply Co.	0.8	Specialty Retail
Gardner Denver, Inc.	0.8	Machinery
Mid-America Apartment Communities, Inc.	0.8	Real Estate Investment Trusts
Hanover Insurance Group, Inc.	0.8	Insurance
Capella Education Co.	0.7	Diversified Consumer Services
Stifel Financial Corp.	0.7	Capital Markets
Old Dominion Freight Line	0.7	Road & Rail

OPPENHEIMER MAIN STREET SMALL CAP FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Initial Class and the Russell 2000 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Service Class and the Russell 2000 Index

OPPENHEIMER MAIN STREET SMALL CAP FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Main Street Small Cap Fund	36.77%	(5.80)%	(0.19)%	6.10%
Russell 2000 Index*	27.17%	(6.07)%	0.51%	2.87%
Service Class Shares
Oppenheimer Main Street Small Cap Fund	36.50%	(6.15)%	—	(4.93)%
Russell 2000 Index*	27.17%	(6.07)%	—	(3.99)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Index is comprised of the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Main Street Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2009. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2009.

OPPENHEIMER LARGE CAP CORE FUND

(subadvised by OppenheimerFunds, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Oppenheimer Large Cap Core Fund (the “Fund”) underperformed its benchmark, the S&P 500 Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2009?

A year ago, the economic picture was, at best, grim. Already ensnared in a brutal bear market, a pervasive lack of credit forced a massive scaling back among U.S. corporations, increasing unemployment and decreasing consumer spending; fourth-quarter 2008’s GDP figure was among the worst on record.

March 9, 2009 represented the low point of the most recent bear market. The ensuing rally has been nothing short of spectacular – the price-only S&P® gained 65.6% from the market bottom through the year’s end. Much of the rally was driven by stocks that had been battered early in the year. As is typical at the beginning of a cyclical recovery, the market rally demonstrated a “worst to first” move: higher-risk, lower-quality assets – those that are typically ranked poorly by our investment process – outperforming higher-quality assets.

Were there any significant sector over/under weights that materially impacted Fund performance relative to the benchmark during the year ended December 31, 2009?

Quantitative models identifying high-quality, low-risk securities form the heart of our investment process. While a sound investment strategy, and one we continue to believe in, this approach underperformed in a year dominated by a contrary philosophy, (i.e., the higher the risk or lower the quality of the underlying firm, the better the stock performed). While the third quarter marked the emergence of a return to quality, it did not take hold to the extent that we had hoped, and we are still experiencing a disconnect between improving fundamentals and stock performance.

While Energy and Health Care were among the Fund’s top performing sectors for the full year, largely due to strong stock selection, their positive impact was not enough to compensate for the negative drag of stock selection in the Information Technology and Consumer Discretionary sectors. To a lesser extent, Materials and Telecommunication Services contributed positively to performance, where sector allocation was the driving benefit, while Utilities and Financials detracted from returns. An overweight to Financials, a sector that underperformed the broader market, proved costly.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

The Dow Chemical Co., a materials manufacturer of chemicals, plastics and other specialized products, was the top contributor to Fund performance for the year, followed by financials holding company Wells Fargo & Co. and industrials conglomerate General Electric Co. Given our strong selection in Energy, it is unsurprising that three of the top ten performing stocks were Energy positions, as Exxon Mobil Corp., Chesapeake Energy Corp., and the Williams Cos., Inc. all made notable contribution to relative returns.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

An underweight to a technology holding Google, Inc. was the leading detractor for the year, as our models underweighted this strong performing stock. An overweight to the Wal-Mart Stores, Inc., a stock whose price had a difficult year, was a close second. A number of financial holdings also negatively impacted relative performance, including the Goldman Sachs Group, Inc., Bank of America Corp., and JP Morgan Chase & Co.

OPPENHEIMER LARGE CAP CORE FUND (Continued)

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2009?

As compared with year-end 2008, concentration in top ten names decreased as of December 31, 2009. Four 2008 top ten names remained in the top ten at year end 2009, including Wal-Mart Stores, Inc., Hewlett-Packard Co., Exxon Mobil Corp., and International Business Machines Corp. Of the six 2008 names that fell out of the top ten this year, four are still held (Johnson & Johnson, Microsoft Corp., Northrop Grumman Corp. and Verizon Communications, Inc.), and two were sold completely (Amgen and Pfizer).

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

Although stock selection remains the primary source of risk and return for our strategy, earlier this year we incorporated a sector-tilt strategy as a potential source of alpha. At December 31, 2009, the largest overweight position relative to the Fund’s benchmark was in Financials, followed by Consumer Discretionary, Telecommunication Services and Industrials. The largest underweight position relative to the benchmark was Health Care, followed by Energy, Information Technology and Utilities. In each case, sector weights were within our target limit of 5% deviation from the benchmark.

SECTOR ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

OPPENHEIMER LARGE CAP CORE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
AT&T, Inc.	3.8%	Diversified Telecommunication Services
Wal-Mart Stores, Inc.	3.1	Food & Staples Retailing
Hewlett-Packard Co.	2.7	Computers & Peripherals
Apple, Inc.	2.6	Computers & Peripherals
Exxon Mobil Corp.	2.4	Oil, Gas & Consumable Fuels
American Express Co.	2.3	Consumer Finance
JP Morgan Chase & Co.	2.2	Diversified Financial Services
McDonald’s Corp.	2.1	Hotels, Restaurants & Leisure
International Business Machines Corp.	2.1	Computers & Peripherals
The Goldman Sachs Group, Inc.	2.0	Capital Markets

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Service Class and the S&P 500 Index

OPPENHEIMER LARGE CAP CORE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Large Cap Core Fund	21.09%	(10.46)%	(3.07)%	2.30%
S&P 500 Index*	26.46%	(5.61)%	0.42%	2.46%
Service Class Shares
Oppenheimer Large Cap Core Fund	20.85%	(10.64)%	(3.28)%	(0.72)%
S&P 500 Index*	26.46%	(5.61)%	0.42%	1.81%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Large Cap Core Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to December 31, 2009. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2009.

WMC LARGE CAP GROWTH FUND

(subadvised by Wellington Management Co., LLP)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

WMC Large Cap Growth Fund (the “Fund”) performed approximately in line with its benchmark, the Russell 1000 Growth Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2009?

After a tumultuous start, U.S. equities finished 2009 near their highs for the year. Throughout the year, extraordinary government and central bank measures helped to stabilize global economies and markets, and as the year progressed, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities.

Small cap, mid cap, and large cap stocks rose in unison during the period, as measured by the Russell 2000, S&P Midcap 400, and S&P 500 indices, respectively. Growth stocks outperformed value stocks during the period, as measured by the Russell 1000 Growth and Russell 1000 Value indices. All ten sectors within the Russell 1000 Growth Index posted positive double digit returns. Information Technology, Materials, and Consumer Discretionary rose the most, and Utilities, Consumer Staples, and Health Care rose the least.

Were there any significant sector over/under weights that materially impacted Fund performance relative to the benchmark during the year ended December 31, 2009?

Sector positioning, driven by bottom-up security selection, contributed positively to benchmark-relative returns during the period. The Fund’s overweight position to the strong performing Information Technology sector and underweight positions in the Consumer Staples and Health Care sectors aided returns. An overweight position to Energy detracted from relative performance. Fund performance was aided by strong security selection within the Financials and Consumer Discretionary sectors. This was partially offset by poor stock selection within the Information Technology, Health Care, and Materials sectors.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

Top contributors to relative performance included NetApp Inc., Joy Global, Inc., and Coach, Inc. Also, not owning diversified energy company Exxon Mobil and consumer products giant Procter & Gamble contributed positively to Fund performance relative to the Index. Shares of network storage equipment manufacturer NetApp Inc. rose as the company gained market share during the period due to its low cost hardware combined with unified storage software. Shares of mining equipment manufacturer Joy Global, Inc. moved higher along with commodity prices as the company gained market share in the underground coal mining market. Shares of New York-based accessories maker Coach, Inc. rose as the company completed an acquisition in China early in the year and weathered the U.S. recession through new pricing strategies and promotional activities. Telecommunications equipment supplier Cisco Systems, Inc. and global technology giant Microsoft Corp. were also among the top absolute contributors.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

Among the largest detractors from relative performance during the period were Eli Lilly & Co., Apple, Inc., and Raytheon Co. Shares of major U.S. pharmaceutical company Eli Lilly & Co. came under pressure on concerns about the impact of future patent expirations on the company’s long-term growth, as well as near-term pressures

WMC LARGE CAP GROWTH FUND (Continued)

due to a slower ramp-up of anti-clotting agent, Effient. Our underweight position in consumer electronics company Apple, Inc. hurt relative returns during part of the year. Apple, Inc. shares rose due to strong sales of iPhones and MacBooks and expectations for the launch of its new tablet device. Shares of Massachusetts-based defense contractor Raytheon Co. underperformed as investors feared that President Obama’s budget proposal would negatively impact defense spending and would include sharp cuts to defense contractors. Health Care company Abbott Laboratories also detracted from the Fund’s absolute returns.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

Our largest overweights relative to the Russell 1000 Growth Index were to the Information Technology, Energy, and Industrials, while the largest underweights were to Consumer Staples and Health Care.

SECTOR ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

WMC LARGE CAP GROWTH FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
Cisco Systems, Inc.	5.1%	Communications Equipment
Microsoft Corp.	4.8	Software
Apple, Inc.	3.9	Computers & Peripherals
Google, Inc., Class A	3.4	Internet Software & Services
International Business Machines Corp.	3.3	Computers & Peripherals
Oracle Corp.	2.6	Software
NetApp, Inc.	2.3	Computers & Peripherals
Caterpillar, Inc.	2.3	Machinery
QLogic Corp.	2.1	Computers & Peripherals
EMC Corp.	1.8	Computers & Peripherals

Comparison of Change in Value of a $10,000 Investment in the WMC Large Cap Growth Fund – Initial Class and the Russell 1000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the WMC Large Cap Growth Fund – Service Class and the Russell 1000 Growth Index

WMC LARGE CAP GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

Initial Class Shares	One Year	Three Years	Life of Fund***
WMC Large Cap Growth Fund	37.23%	—	(6.98)%
Russell 1000 Growth Index*	37.21%	—	(2.60)%
Service Class Shares
WMC Large Cap Growth Fund	37.08%	(6.58)%	(5.46)%
Russell 1000 Growth Index*	37.21%	(1.89)%	0.02%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics. The Russell 1000 Growth Index includes the largest 1,000 securities in the Russell 3000 Index, based on market cap. The Russell 3000 Index consists of the 3,000 largest and most liquid stocks based and traded in the U.S.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the WMC Large Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from April 2, 2007 (commencement of operations) to December 31, 2009. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2009.

WMC BLUE CHIP MID CAP FUND

(subadvised by Wellington Management Co., LLP)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Blue Chip Mid Cap Fund (the “Fund”) underperformed its benchmark, the S&P Midcap 400 Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2009?

After a tumultuous start, U.S. equities finished 2009 near their highs for the year. Throughout the year, extraordinary government and central bank measures helped to stabilize global economies and markets, and as the year progressed, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities.

Small cap, mid cap, and large cap stocks rose in unison during the period, as measured by the Russell 2000, S&P Midcap 400, and S&P 500 indices, respectively. All ten sectors within the S&P Midcap 400 Index rose during the year led by Energy, Information Technology, and Consumer Discretionary. Financials and Telecommunication Services increased the least.

Were there any significant sector over/under weights that materially impacted Fund performance relative to the benchmark during the year ended December 31, 2009?

Sector positioning, driven by security selection, contributed positively to benchmark-relative returns during the period, primarily due to an underweight to Financials and overweight positions in Information Technology and Health Care. An underweight to the strong performing Materials sector detracted from relative returns. Security selection in Consumer Discretionary, Energy, and Materials detracted most from relative performance for the Fund, and more than offset stronger stock selection in the Information Technology and Financials sectors.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

Top contributors to returns on a relative basis included NetApp, Inc., Life Technologies Corp., and Red Hat, Inc. Shares of data storage equipment maker NetApp, Inc. rose as the company’s earnings exceeded expectations and management raised guidance citing manufacturing cost improvements and signs of improving business sentiment. Life Technologies Corp., created through the merger of Invitrogen and Applied Biosystems, is a provider of tools and cultures used in genetic research and drug development. The company’s shares benefited during the period from strong synergies after the merger and the impact of government agency stimulus funds. Open-source enterprise software and services company Red Hat, Inc. benefited from growing revenue and higher margins as Information Technology organizations moved ahead with purchases of the firm’s high value software solutions.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

Top detractors from relative performance included Huntington Bancshares, Inc., W.R. Berkley Corp., and Apollo Group Inc. Ohio-based diversified banking and financials services company Huntington Bancshares, Inc. reported a larger-than-expected earnings loss due to an increase in provision for credit loss expense. W.R. Berkley Corp. shares underperformed as the insurance sector came under pressure on concerns about the pricing cycle. Shares of for-profit educational services provider Apollo Group Inc. fell after the firm announced that the SEC had launched an informal investigation into its revenue recognition practices. Health and supplemental benefit plans provider Humana, Inc. and waste management company Republic Services, Inc. were also among the top detractors from absolute performance.

WMC BLUE CHIP MID CAP FUND (Continued)

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

Sector exposure is predominantly a fall-out of stock selection. Our largest overweights relative to the Index were to the Consumer Discretionary and Health Care sectors, while the largest underweights were to Financials and Utilities.

SECTOR ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
Dreamworks Animation Skg, Inc., Class A	2.0%	Media
Beckman Coulter, Inc.	1.9	Health Care Equipment & Supplies
Lam Research Corp.	1.7	Semiconductors & Semiconductor Equipment
PACCAR, Inc.	1.6	Machinery
Massey Energy Co.	1.6	Oil, Gas & Consumable Fuels
Unum Group	1.6	Insurance
Watson Pharmaceuticals, Inc.	1.5	Pharmaceuticals
The Western Union Co.	1.5	IT Services
Rockwell Collins, Inc.	1.5	Aerospace & Defense
Southwest Airlines Co.	1.5	Airlines

WMC BLUE CHIP MID CAP FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the WMC Blue Chip Mid Cap Fund – Initial Class and the S&P Midcap 400 Index

Comparison of Change in Value of a $10,000 Investment in the WMC Blue Chip Mid Cap Fund – Service Class and the S&P Midcap 400 Index

WMC BLUE CHIP MID CAP FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
WMC Blue Chip Mid Cap Fund	30.07%	(0.89)%	4.79%	7.47%	9.73%
S&P Midcap 400 Index*	37.38%	(1.83)%	3.27%	6.36%	7.46%
Service Class Shares
WMC Blue Chip Mid Cap Fund	29.96%	—	—	—	(2.16)%
S&P Midcap 400 Index*	37.38%	—	—	—	(1.33)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P Midcap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the WMC Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to December 31, 2009. Service Class Shares for the period from March 7, 2008 (commencement of operations) to December 31, 2009.

LORD ABBETT GROWTH & INCOME FUND

(subadvised by Lord, Abbett & Co. LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Lord Abbett Growth & Income Fund (the “Fund”) underperformed its benchmark, the Russell 1000 Value Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2009?

After a difficult start to the year, the equity markets (as represented by the S&P 500 Index) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, all equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as defined by the Russell MidCap Index) generally outperformed large cap stocks (as measured by the Russell 1000 Index) and small cap stocks (as measured by the Russell 2000 Index). Growth stocks (as represented by the Russell 3000 Growth Index) generally outperformed value stocks (as represented by the Russell 3000 Value Index) for the year.

On the international side, foreign equity markets (as measured by the MSCI EAFE Index with Gross Dividends) outperformed domestic equity markets (as represented by the S&P 500 Index) for the 12-month period.

Were there any significant sector over/under weights that materially impacted Fund performance relative to the benchmark during the year ended December 31, 2009?

An overweight within the underperforming Financials sector was the largest detractor from relative performance for the year. Financial stocks suffered relatively in the first quarter of the year but strengthened in the last three quarters.

A beneficial overweight and favorable stock selection within the robust Consumer Discretionary sector contributed relatively for the year. Also, strong stock selection and an overweight position within the diversified retail area of the sector aided relative performance for the year.

Among individual holdings, which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

Hertz Global Holdings, Inc. was one of the Fund’s strongest performers for the period, as shares of the car and equipment rental provider rose after investors began detecting early signs of a bottoming process in the overall economy. Hertz also benefited from reducing its fleet, which resulted in lower-than-expected expenses. Strong stock selection also was evident within the Energy sector. Oilfield services company Schlumberger, Ltd. rebounded sharply from its price swoon in fourth quarter 2008, as reported earnings for the first two quarters of 2009 exceeded consensus expectations. Also within the Energy sector, the Fund benefited from an underweight of Exxon Mobil Corp., which underperformed both the sector and the Index. J. Crew Group, Inc. and HSN, Inc. were notable contributors within the Consumer Discretionary sector.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

Unfavorable stock selection within the producer durables sector also detracted from relative performance. Shares of General Electric Co. declined in sympathy with the financial services sector during the tumultuous first quarter. The company reported quarterly earnings that were below consensus expectations, it reduced its quarterly dividend and it suffered from a credit rating downgrade. We eliminated the position during this time.

The Fund’s underweight position in Bank of America Corp. for the last three quarters of the year detracted from relative performance as the stock more than doubled during that recovery period.

LORD ABBETT GROWTH & INCOME FUND (Continued)

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund continues to be positioned for a cyclical recovery in the economy. Consumer Discretionary was the Fund’s largest overweight sector relative to the Index, with a continuing concentration primarily in the diversified retail area. The Fund sold select Diversified Retail and Specialty Retail holdings throughout the period, however, so the overweight is somewhat reduced from a year ago. Financials is now the second largest overweight sector. Over the past year, however, the sector represented the Fund’s largest decline in active weight versus the benchmark index. As in the previous two quarters, the Fund continued to reduce exposure here during the fourth quarter. Specifically, the Fund trimmed or eliminated positions within the asset management & custodian, financial data & systems, and multi-line insurance industries.

The Utilities sector remains the Fund’s largest underweight sector, as we believe individual stock valuations are relatively expensive and better opportunities exist elsewhere in the market. The Producer Durables sector is now moderately underweight, and we made relatively few changes during the most recent quarter.

The largest increase in active weight over the course of the year occurred within the Energy sector. The Fund increased exposure to existing holdings as well as initiated new positions within the integrated oils industry. The Fund also added to an existing position in a coal company. As a result, the Energy sector moved from a significant underweight to a moderate overweight during the period.

SECTOR ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

LORD ABBETT GROWTH & INCOME FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
Wells Fargo & Co.	4.4%	Commercial Banks
JP Morgan Chase & Co.	4.2	Diversified Financial Services
Exxon Mobil Corp.	3.9	Oil, Gas & Consumable Fuels
Delta Air Lines, Inc.	3.1	Airlines
Schlumberger, Ltd.	2.7	Energy Equipment & Services
Chevron Corp.	2.7	Oil, Gas & Consumable Fuels
The Goldman Sachs Group, Inc.	2.5	Capital Markets
Hertz Global Holdings, Inc.	2.2	Road & Rail
Kroger Co.	2.2	Food & Staples Retailing
Bank of New York Mellon Corp.	2.1	Capital Markets

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Initial Class and the Russell 1000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Service Class and the Russell 1000 Value Index

LORD ABBETT GROWTH & INCOME FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
Lord Abbett Growth & Income Fund-Initial Class Shares	17.85%	(9.00)%
Lord Abbett Growth & Income Fund-Service Class Shares	17.41%	(9.28)%
Russell 1000 Value Index*	19.69%	(8.92)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratio and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Lord Abbett Growth & Income Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2009.

GOLDMAN SACHS MID CAP VALUE FUND

(subadvised by Goldman Sachs Asset Management, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Goldman Sachs Mid Cap Value Fund (the “Fund”) underperformed its benchmark, the Russell Midcap Value Index (the “Index”), for the year ended December 31, 2009.

Returns to the investment themes were negative overall. Momentum was the worst performing theme, followed at a distance by Management, Sentiment, Quality and Profitability. Conversely, Valuation contributed positively to excess returns. Valuation and Profitability summarize results from the balance sheet and income statement, whereas Quality and Management measure the operating, investing, and financing activities from a company’s statement of cash flows. Momentum measures information about a wide variety of investment-relevant events that are sufficiently complex, in many cases, that it takes time for the market to fully appreciate their implications for security values. The sixth theme, Sentiment, is based on the detailed research of stock analysts, research that includes the evaluation of financial statements, discussions with management, and the study of industry trends. Sentiment allows us to incorporate a wide range of qualitative information on companies and their industries into our quantitative evaluation of stocks.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2009?

The dramatic rally in global equity markets that began in late March may provide evidence that an economic recovery has begun. However, while the stock market may be a leading indicator of economic conditions, it is not perfect. Other economic indicators – such as persistently weak employment, soft consumer spending and excess industrial capacity – can suggest continued uncertainty surrounding a sustainable global economic recovery. During the fourth quarter, perceived risk continued to fall as global equity markets rallied for the third quarter in a row, with the exception of Japan. The market reversal from declines of 2008 impacted our price momentum signal and we took steps to address this in our research models and investment process.

Were there any significant sector over/under weights that materially impacted Fund performance relative to the benchmark during the year ended December 31, 2009?

Among sectors, stock selection was negative overall for the period. Overweight positions in the Financials and Consumer Discretionary sectors underperformed their peers in the benchmark. On the upside, an overweight position in Telecommunication Services and an underweight position in Utilities sectors outpaced their peers in the benchmark most.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

Overweight positions in Harman International Industries, Inc., Seagate Technology and Cimarex Energy Co. were the largest contributors to relative returns for the year.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

An underweight position in Ford Motor Co., as well as overweight positions in Family Dollar Stores and Valero Energy Corp., were the largest detractors from the Fund’s relative performance for the year.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund was overweight in the Information Technology, Health Care, Consumer Discretionary, Materials and Industrials sectors relative to the Index. Meanwhile, the Fund was underweight in the Utilities, Consumer Staples, Telecommunication Services, Financials and Energy sectors.

GOLDMAN SACHS MID CAP VALUE FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
AvalonBay Communities, Inc.	1.9%	Real Estate Investment Trusts
Lorillard, Inc.	1.8	Tobacco
International Paper Co.	1.7	Paper & Forest Products
Unum Group	1.6	Insurance
Seagate Technology	1.5	Computers & Peripherals
Ameren Corp.	1.4	Multi-Utilities
Cimarex Energy Co.	1.4	Oil, Gas & Consumable Fuels
Integrys Energy Group, Inc.	1.3	Multi-Utilities
Liberty Property Trust	1.3	Real Estate Investment Trusts
Forest Laboratories, Inc.	1.2	Pharmaceuticals

GOLDMAN SACHS MID CAP VALUE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Initial Class and the Russell Midcap Value Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Service Class and the Russell Midcap Value Index

GOLDMAN SACHS MID CAP VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
Goldman Sachs Mid Cap Value Fund-Initial Class Shares	25.68%	(6.84)%
Goldman Sachs Mid Cap Value Fund-Service Class Shares	25.38%	(7.06)%
Russell Midcap Value Index*	34.21%	(5.36)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Value Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. The value of an investment in the Goldman Sachs Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2009.

GOLDMAN SACHS SHORT DURATION FUND

(subadvised by Goldman Sachs Asset Management, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Goldman Sachs Short Duration Fund (the “Fund”) outperformed its benchmark, the BofA Merrill Lynch 1-3 year U.S. Treasury Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2009?

Overall, spreads have rallied across all risk markets as governments have worked to remove systemic risk from the market. In addition, the macroeconomic environment has also shown signs of improvement. The 2009 rally is best characterized as a return to rational levels. Early in the year, spreads were pricing in unprecedented economic weakness and record defaults. The outsized liquidity premium in fixed income markets has largely disappeared, but certain sectors remain dislocated.

What key factors were most responsible for the Fund’s performance during the year ended December 31, 2009?

A combination of top-down and bottom-up strategies benefited the Fund’s performance during the year. The Fund’s position of government and agency securities, though decreased in size, contributed to performance. Specifically, the Fund’s government selection positioning, agency selection and TIPS selection added to performance the most. The Fund’s government cross-sector positioning also added to performance. A cross-sector strategy is one in which Fund assets are invested across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

While less risky assets were the Fund’s top contributor, investment grade corporate credit and mortgage-backed securities (“MBS”) also benefitted performance. Investment grade corporate credit rallied heavily in 2009 and the Fund’s increased exposure meaningfully added to performance. The Fund’s Financial exposure remained roughly the same; however, its exposure to Industrials increased considerably and was the largest contributor to individual corporate selection. Our short and medium term maturity U.S. corporate exposure within the investment grade corporate sector added to performance as well. The Fund’s position in MBS benefited the most from a rally in the overall mortgage market that saw agency adjustable-rate mortgages (ARMs) perform well for the Fund. Security selection for those positions added again to performance. Finally, tactical management of the Fund’s duration and term structure detracted from returns during the year.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2009 and how did these affect performance during the reporting period?

As discussed above, the Fund’s allocation to quasi-government securities decreased during the reporting period. In contrast, the Fund’s exposure to investment grade corporate credit, in particular in the Industrials sector, increased during the period.

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2009?

Changes in the top ten issuers were significant over the year as we took advantage of opportunities in fixed income markets due to major market dislocation. The changes made in response to this opportunity positively impacted the Fund’s performance in 2009. At December 31, 2009, the top issuers remain conservative; however, we have taken on more credit risk over the year. Agency MBS remain a large Fund position; however, the allocation decreased year over year as we saw attractive opportunities in other sectors.

GOLDMAN SACHS SHORT DURATION FUND (Continued)

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

At the end of the period, less than 7% of the Fund’s assets were in the U.S. Treasuries, versus 100% for the Index. Though the sector allocations differ, the Index continues to have a short duration (+1.92), with the Fund just a bit shorter (+1.86). The Fund has outperformed the benchmark for the year primarily due to the performance of these allocations.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

GOLDMAN SACHS SHORT DURATION FUND (Continued)

TOP TEN ISSUERS AT DECEMBER 31, 2009

	% of Net Assets	Category
Federal Home Loan Mortgage Corp.	18.4%	U.S. Government Agency
Federal National Mortgage Association	12.0	U.S. Government Agency
U.S. Treasury	6.7	U.S. Treasury
Bank of America Corp.	5.4	Asset Backed Securities & TLGP
General Electric Capital Corp.	4.1	Corporate Debt – Financials
Citigroup, Inc.	3.9	TLGP
Federal Home Loan Bank	2.9	U.S. Government Agency
Kreditanstalt Fur Wiederaufbau	2.8	Special Purpose Banks
The Royal Bank of Scotland PLC	2.1	Corporate Debt – Financials
Societe Financement de l’Economie Francaise	1.8	Foreign Government Agency

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Initial Class and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Service Class and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index

GOLDMAN SACHS SHORT DURATION FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
Goldman Sachs Short Duration Fund-Initial Class Shares	3.78%	3.84%
Goldman Sachs Short Duration Fund-Service Class Shares	3.52%	3.59%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index*	0.78%	2.40%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is a subset of the BofA Merrill Lynch U.S. Treasury Index including all securities with a remaining term to final maturity of less than 3 years. The BofA Merrill Lynch U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Goldman Sachs Short Duration Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2009.

DREMAN SMALL CAP VALUE FUND

(subadvised by Dreman Value Management, L.L.C.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

Dreman Small Cap Value Fund (the “Fund”) outperformed its benchmark, the Russell 2000 Value Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2009?

2009 was a tale of two markets: one of panic and the other of recovery. In the panic phase of the market the indices hit lows not seen in a decade. Valuations were depressed and the economic picture looked dismal. During this time we found several attractive investment opportunities. Our low price/earnings process uncovered many sound companies trading at historically low valuation levels. We viewed this precipitous fall in stock prices during the panic phase as a classic market over-reaction and positioned the Fund for a rally. The recovery phase of the 2009 market started after the March 9th lows. We saw many of our investments grow 60%, 70% or even 100% in as little as just 6 months. During this positive run, however, the economic picture remained bleak. Unemployment hovered around 10% and many market pundits thought the consumer was dead. It is interesting to note that the Consumer Discretionary sector in the Index was the 2nd best performing sector (behind Materials), rising 145% from the March 9th low. While the Fund participated during the initial stages of this rally, we began to take profits as valuations appeared excessive given the meteoric rise in stock prices. This conservative approach weighed upon returns in the third quarter, causing us to relinquish some of our outperformance from earlier in the year. The positive momentum lasted through the end of the year but with much less volatility than the first three quarters.

Were there any significant sector over/under weights that materially impacted performance relative to the benchmark during the year ended December 31, 2009?

The Fund’s outperformance was generated through both stock selection and sector allocation. Our best performing sectors on a relative basis were Financials, Industrials, Energy, Materials, and Consumer Staples. Sectors that detracted from performance were Consumer Discretionary, Information Technology, and Telecommunication Services.

The Auto Components Industry posted a significant positive return for the year in the Index. The Fund held no companies in the space as the fundamental analysis suggested these companies were too levered to the U.S. auto industry, which in our opinion remains in peril.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

In the Consumer Finance industry, Cash America International, Inc., a pawn shop operator, was a significant contributor to Fund performance. Another big winner in the Fund was Legg Mason, an asset management company. We unfortunately had to sell Legg Mason following a significant rise in the stock price that resulted in a market capitalization of the company above our maximum of $4 billion for the Fund. Other contributors included Joy Global, Inc., a leading coal mining equipment manufacturer, Gardner Denver, Inc., a manufacturer of compressors and vacuums for the fluid transfer, General Cable Corp., a leading manufacturer of aluminum and copper wires used for the transmission and distribution of power, Dick’s Sporting Goods, Inc., a sporting goods retailer, RadioShack Corp., a specialty electronics retailer and Dreamworks Animation Skg, Inc., a producer of computer animated films.

DREMAN SMALL CAP VALUE FUND (Continued)

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

One of the Fund’s detractors for the year was Associated Banc-Corp., which was sold during the year. PetroQuest Energy, Inc., an oil and gas exploration company, fell due to liquidity concerns. United Fire & Casualty Co. struggled during the year as a series of missed earnings estimates weighed on the stock price. Other detractors include Odyssey Re Holdings Corp., a reinsurance company, and Mueller Water Products, Inc., a manufacturer of water infrastructure and flow control products. The Fund no longer holds these companies.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2009?

None of the top ten holdings of the Fund at December 31, 2008 were top ten positions at December 31, 2009, though five holdings remain in the Fund. The shift in top ten holdings was due to valuation levels as the Fund moved away from expensive stocks and back in to lower valuation stocks.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund remains underweight Financials, Consumer Discretionary, Information Technology, Materials, Industrials, and Utilities. The Fund remains overweight Consumer Staples, Energy, Health Care, and Telecommunication Services. The Fund’s over/underweight positions are based on the relative valuations of the market and the sectors.

DREMAN SMALL CAP VALUE FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
Tesoro Corp.	1.4%	Oil, Gas & Consumable Fuels
Iowa Telecommunication Services, Inc.	1.3	Diversified Telecommunication Services
Amedisys, Inc.	1.2	Health Care Providers & Services
Hospitality Properties Trust	1.2	Real Estate Investment Trusts
Whiting Petroleum Corp.	1.2	Oil, Gas & Consumable Fuels
Jabil Circuit, Inc.	1.2	Electronic Equipment & Instruments
Synaptics, Inc.	1.1	Computers & Peripherals
Microsemi Corp.	1.1	Semiconductors & Semiconductor Equipment
Gammon Gold, Inc.	1.1	Metals & Mining
Helen of Troy, Ltd.	1.1	Household Durables

DREMAN SMALL CAP VALUE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Dreman Small Cap Value Fund – Initial Class and the Russell 2000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Dreman Small Cap Value Fund – Service Class and the Russell 2000 Value Index

DREMAN SMALL CAP VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
Dreman Small Cap Value Fund-Initial Class Shares	30.52%	3.35%
Dreman Small Cap Value Fund-Service Class Shares	30.07%	3.02%
Russell 2000 Value Index*	20.58%	(7.62)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Value Index tracks the performance of the small value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Dreman Small Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2009.

PIMCO HIGH YIELD FUND

(subadvised by Pacific Investment Management Company LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

PIMCO High Yield (the “Fund”) underperformed its benchmark, the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2009?

Few asset classes saw the positive impact from the improved liquidity, associated with policy responses, as did the high yield bond market, as risk appetites grew and the stretch for yield dominated most of 2009. Despite the strong run up in performance in the second and third quarter, inflows into high yield mutual funds remained healthy throughout the fourth quarter.

The high yield market, led by a yield thirsty investor base, continued its strong momentum and finished the year off on a high note, posting its tenth month of positive performance. Also for the tenth consecutive month, lower rated bonds and cyclical industries led the way, reflecting an unrelenting willingness on the part of investors to reach for yield despite the elevated risk. The lowest quality tiers of the high yield market, CCC and lower rated issues, posted the strongest returns, outpacing BB and B-rated issues.

Spreads continued to compress in the fourth quarter. Once again, the top performing industry categories over the quarter, such as broadcasting, insurance, and publishing/printing, were the areas of the market where prices were most severely depressed, reflecting the persistent willingness of investors to reach for yield. Although none of the broad industry categories were in negative territory, the biggest laggards for the quarter were entertainment/film, gaming, and cable/pay TV.

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2009?

The following strategies contributed to performance for the year:

•

An emphasis on the Finance sector, where insurance and bank companies had considerable price appreciation for the year. The Fund reduced its exposure to those names that had appreciated above their fair value and increased positions in names with more attractive risk/reward benefits

•	Security selection in the Consumer Cyclical sector, as auto-related holdings outperformed the broader category and are no longer priced at distressed levels

•	An underweight to Consumer Non-Cyclicals, which lagged the market on lower returns from beverage and tobacco

The following strategies detracted from performance for the year:

•	Tactical exposure to higher quality bonds, such as investment grade, which significantly underperformed the high yield market over the period

•	An overweight to Utilities and Pipelines sector, which underperformed along with most other defensive areas of the market for 2009

•	Security selection in the Transportation sector where higher quality securitized bonds underperformed other subordinated issues in the industry category

•	Outside of traditional high yield, exposure to emerging markets, where returns fell well-short of high yield bonds, and detracted from performance

PIMCO HIGH YIELD FUND (Continued)

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund is overweight when compared to the Index in Financials, Utilities, and Airlines sectors. The Fund is underweight when compared to the Index in Retailers, Metals & Mining, and Paper.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Amount is less than 0.05%.

TOP TEN ISSUERS AT DECEMBER 31, 2009

	% of Net Assets	Category
Brazil Notas do Tesouro Nacional	6.7%	Foreign Government
HCA, Inc.	3.4	Corporate Debt – Health Care
American International Group, Inc.	2.8	Corporate Debt – Financials
Ford Motor Credit Co. LLC	2.8	Corporate Debt – Automotive
Biomet, Inc.	2.6	Corporate Debt – Health Care – Facilities
Chesapeake Energy Corp.	2.5	Corporate Debt – Refining
Wells Fargo & Co.	2.3	Corporate Debt – Financials
Qwest Communications International, Inc.	2.1	Corporate Debt – Telecommunications
Barclays Bank PLC	2.1	Corporate Debt – Financials
GMAC LLC	2.0	Corporate Debt – Financials

PIMCO HIGH YIELD FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Initial Class and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Service Class and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index

PIMCO HIGH YIELD FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
PIMCO High Yield Fund-Initial Class Shares	30.67%	6.79%
PIMCO High Yield Fund-Service Class Shares	30.34%	6.52%
BofA Merrill Lynch BB-B U.S. High Yield Constrained Index*	46.06%	7.67%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch BB-B U.S. High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the PIMCO High Yield Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2009.

PIMCO TOTAL RETURN FUND

(subadvised by Pacific Investment Management Company LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

PIMCO Total Return Fund (the “Fund”) outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2009?

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose in the fourth quarter of 2009 and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds. The Index, a widely used index of U.S. high-grade bonds, returned 0.20% during the fourth quarter and 5.93% for all of 2009.

Initiatives such as the Federal Reserve’s (“Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short term rates near zero and government support for consumer finance markets were major factors behind enhanced stability. The U.S. economy expanded in the third quarter and was expected to do so again in the final quarter amid a modest recovery in consumer spending and a slower rate of inventory drawdown by businesses.

A striking feature of the U.S. economy as the year drew to a close was the record steepness in the Treasury yield curve. This steepening also occurred in government yield curves of other major developed economies. The yield curve has steepened in the past as the economy pulls out of recession. The widening gap between the two and 10-year Treasury yields, and corresponding steepening elsewhere in the world, reflected optimism among investors about a global economic recovery. It also reflected an assumption in fixed income markets that the Fed and other major central banks will keep short rates low for an extended period of time.

Better-than-expected economic data near year-end put upward pressure on intermediate and longer maturity Treasury yields. Perhaps the most important data were signs of higher consumer spending and incomes, indicating that the biggest part of the U.S. economy might be poised to recover.

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2009?

The following strategies contributed to performance:

•	An overweight to Agency mortgage pass-through securities for the first half of the year and into the 3rd quarter; valuations of these bonds benefitted from government policy responses

•

An emphasis on bonds of financial companies for the year, as these bonds benefited from government guarantees and a flight to higher yielding assets. Within the Financial industry, we reduced our exposure to those names who had appreciated above their fair value; and increased positions in names with more attractive risk/reward benefits

•

Tactical duration positioning also contributed to performance, as we had an overweight in duration early in the year when investors invested in safe assets and a neutral stance later in the year as rates rose

The following strategies detracted from performance:

•	Underweight to emerging markets for the first half of the year as risky assets outperformed Treasuries for the year

PIMCO TOTAL RETURN FUND (Continued)

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund is underweight when compared to the Index in mortgage backed and asset backed securities, investment grade credit and emerging markets. However, within the investment grade credit allocation, the Fund is overweight in Financials. In addition, the Fund had some allocations to municipal securities, emerging market currencies and German interest rates, which are not in the Index sectors.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN ISSUERS AT DECEMBER 31, 2009

	% of Net Assets	Category
Federal National Mortgage Association	33.8%	U.S. Government Agency
U.S. Treasury	25.5	U.S. Treasury
Federal Home Loan Mortgage Corp.	12.0	U.S. Government Agency
Federal Home Loan Bank	9.3	U.S. Government Agency
Government National Mortgage Association	5.2	U.S. Government Agency
Citigroup, Inc.	3.0	Corporate Debt – Financials
Royal Bank of Scotland Group PLC	2.1	Corporate Debt – Financials
JP Morgan Chase & Co.	1.7	Corporate Debt – Financials
Lloyds TSB Bank PLC	1.6	Corporate Debt – Financials
Merrill Lynch & Co., Inc.	1.3	Corporate Debt – Financials

PIMCO TOTAL RETURN FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the PIMCO Total Return Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the PIMCO Total Return Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

PIMCO TOTAL RETURN FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
PIMCO Total Return Fund-Initial Class Shares	8.89%	11.96%
PIMCO Total Return Fund-Service Class Shares	8.62%	11.69%
Barclays Capital U.S. Aggregate Bond Index*	5.93%	8.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Barclays Capital U.S. Aggregate Bond Index is composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the PIMCO Total Return Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2009.

AIM SMALL CAP GROWTH FUND

(subadvised by Invesco Advisers, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

AIM Small Cap Growth Fund (the “Fund”) underperformed its benchmark, the Russell 2000 Growth Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2009?

2009 was a tale of two markets. During the first two months of the year, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning on March 9, 2009, and rallied strongly for most of the remaining months in the year.

Where there any significant sector over/under weights that materially impacted Fund performance relative to the benchmark during the year ended December 31, 2009?

While there was no significant sector over/under weights in the Fund, overweight positions in the Energy and Information Technology sectors and an underweight position in the Health Care sector contributed to Fund performance versus the Index. On the other hand, an overweight position in the Financials sector detracted from performance versus the Index.

During the year, the most significant positioning changes included additions in more economically sensitive sectors including Information Technology, Consumer Discretionary and Energy. Purchases in these sectors were largely funded by reducing exposure to the more defensive Health Care sector.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

The Fund’s top five contributors to absolute performance included Starent Networks Corp., Dril-Quip, Inc., Tech Data Corp., SBA Communications Corp. and Warnaco Group, Inc.

The Fund outperformed the Index by the widest margin in the Industrials sector, driven by stock selection. Many Industrials holdings had strong performance following the March 9th market inflection point, including capital goods holdings Bucyrus International, Inc., TransDigm Group, Inc. and General Cable Corp. All three holdings benefited from accelerating demand for their products and services as the global economy showed signs of dramatic improvement. Outperformance in the Energy sector was driven by stock selection and an overweight position. Energy holding Dril-Quip, Inc. made a solid contribution to performance. The Fund also outperformed in the Telecommunication Services sector, due to stock selection. Telecom holding SBA Communications Corp. also made a strong contribution to Fund performance.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

The Fund’s top five detractors to absolute performance included the Medicines Co., Martek Biosciences Corp., Wright Medical Group, Inc., Bankrate, Inc. and DeVry, Inc. The Fund underperformed by the widest margin in the Consumer Discretionary sector. Within this sector, the leading detractor to performance was for-profit education services provider DeVry, Inc. This more defensive holding had weak performance due to a heightened regulatory environment, and was also negatively impacted as investors rotated into more economically sensitive holdings during the market rebound. Much of the remaining underperformance in the Consumer Discretionary

AIM SMALL CAP GROWTH FUND (Continued)

sector was because the Fund did not own many of the more highly leveraged and/or cyclical companies that had the highest performance following the market inflection point. The Fund also underperformed in Consumer Staples, Materials, Information Technology and Health Care. Underperformance in each of these sectors was driven by stock selection. Three of the Fund’s top five detractors to performance were Health Care holdings: The Medecines Co., Martek Biosciences Corp. and Wright Medical Group, Inc.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund’s largest overweight positions included the Energy and Financials sectors. The Fund’s largest underweight positions included the Health Care, Consumer Staples and Consumer Discretionary.

SECTOR ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

AIM SMALL CAP GROWTH FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
Informatica Corp.	1.5%	Software
TransDigm Group, Inc.	1.4	Aerospace & Defense
Quality Systems, Inc.	1.4	Software
Dril-Quip, Inc.	1.3	Energy Equipment & Services
Knight Transportation, Inc.	1.2	Road & Rail
Sybase, Inc.	1.1	Software
SBA Communications Corp.	1.1	Wireless Telecommunication Services
Costar Group, Inc.	1.1	Commercial Services & Supplies
Polycom, Inc.	1.1	Communications Equipment
Greif, Inc., Class A	1.1	Containers & Packaging

Comparison of Change in Value of a $10,000 Investment in the AIM Small Cap Growth Fund – Initial Class and the Russell 2000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the AIM Small Cap Growth Fund – Service Class and the Russell 2000 Growth Index

AIM SMALL CAP GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
AIM Small Cap Growth Fund-Initial Class Shares	31.75%	(0.84)%
AIM Small Cap Growth Fund-Service Class Shares	31.39%	(1.16)%
Russell 2000 Growth Index*	34.47%	(1.95)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the AIM Small Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2009.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

(subadvised by AllianceBernstein L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

AllianceBernstein International Value Fund (the “Fund”) underperformed its benchmark, the MSCI-EAFE Index (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the international equity markets as a whole during the year ended December 31, 2009?

Equity markets around the world delivered strong returns in 2009, led by dramatic rebounds in emerging markets and cyclically-sensitive stocks. The Index finished the year 31.78% higher in U.S. dollars, including a fourth-quarter gain of 2.18%. Fourth quarter performance was led by Industrial Commodities and Consumer Staples stocks, while Finance and Transportation stocks lagged.

Stock market returns in 2009 were driven largely by improving sentiment, as investors re-rated riskier stocks that had sold off excessively in 2008. The year began in a challenging way, as asset prices in many markets continued to fall as policymakers scrambled to combat the severe global economic slowdown. Global equity markets remained highly volatile, plunging to fresh lows before recovering in March as investors took heart from renewed government efforts to stabilize the banking system. During the second quarter, capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression.

The global economic recovery broadened in late 2009 as evidence emerged that the U.S. and Europe had returned to positive growth, and much of Asia – including China, India, South Korea and Taiwan – posted near double-digit gains in the third quarter. A resurgence of domestic demand in these countries has added momentum to the economic recoveries of other nations, such as Japan and Australia, by boosting their exports. Global trade flows and consumer and business confidence have also rebounded.

How did the country allocations affect relative Fund performance during the year ended December 31, 2009?

The Fund’s country allocations are primarily a result of our bottom-up stock selection process. Security selection within countries was generally positive during the year, contributing to returns in Japan, France and Germany, while detracting in the United Kingdom. Country selection also contributed to overall performance. The Fund benefited from our underweight to Japan, and an overweight to the United Kingdom. Country selection detracted in Hong Kong and Singapore. Currency selection in the Fund was negative, however, as an underweight to the Australian dollar and overweight to the British Pound Sterling and the U.S. Dollar detracted from returns.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2009?

Top contributors were Nissan Motor Co., Ltd., Credit Suisse Group AG, Renault SA, Deutsche Bank AG and BNP Paribas. The depreciating yen helped automaker Nissan Motor Co., Ltd., which advanced further as a result of encouraging news about improved business performance in China.

Which stocks detracted from the Fund’s results during the year ended December 31, 2009?

Top detractors were overweight positions in Barclays PLC, Lloyds Banking Group PLC, and Nippon Telegraph & Telephone Corp. Also detracting was underweight positions in Royal Bank of Scotland Group PLC and Rio Tinto PLC.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2009?

Each of the top ten holdings in the Fund as of December 31, 2008 remains in the Fund as of December 31, 2009, though not necessarily in the top ten. There were four new top ten portfolio holdings as of December 31, 2009, including Rio Tinto PLC, which was added to the Fund in late 2009. Rio Tinto PLC is a UK-based diversified mining and exploration company. Our research indicates that Rio Tinto PLC is positioned to benefit from strong Chinese demand for iron ore.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

The Fund was overweight in United Kingdom, Germany, Canada and Korea and underweight in Japan, Switzerland, Australia and Sweden when compared to the Index. The Fund is overweight in Telecommunications and Financials and underweight in Consumer Discretionary and Health Care when compared to the Index.

Our sector and country overweights reflect the results of our bottom-up stock selection decisions, as we believe that undervalued companies may be found in all sectors and countries at different times. Our investment horizon is long-term and, as a result, the sector and country overweights in the Fund are likely to change relatively slowly.

COUNTRY ALLOCATIONS AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 16 countries with an allocation of less than 2% individually.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2009

	% of Net Assets	Industry
Royal Dutch Shell PLC	2.4%	Oil, Gas & Consumable Fuels
Vodafone Group PLC	2.1	Wireless Telecommunication Services
Banco Santander SA	2.0	Commercial Banks
BP PLC	1.9	Oil, Gas & Consumable Fuels
GlaxoSmithKline PLC	1.5	Pharmaceuticals
Rio Tinto PLC	1.4	Metals & Mining
Novartis AG	1.4	Pharmaceuticals
Allianz SE	1.4	Insurance
Telefonica SA	1.4	Diversified Telecommunication Services
Sanofi-Aventis SA	1.4	Pharmaceuticals

Comparison of Change in Value of a $10,000 Investment in the AllianceBernstein International Value Fund – Initial Class and the MSCI-EAFE Index

Comparison of Change in Value of a $10,000 Investment in the AllianceBernstein International Value Fund – Service Class and the MSCI-EAFE Index

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
AllianceBernstein International Value Fund-Initial Class Shares	29.71%	2.33%
AllianceBernstein International Value Fund-Service Class Shares	29.26%	2.00%
MSCI-EAFE Index*	31.78%	4.36%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The MSCI-EAFE Index (Europe, Australasia, Far East) tracks performance of large cap international equity securities and is widely regarded as the standard for measuring large cap international stock market performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the AllianceBernstein International Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2009.

BLACKROCK INFLATION PROTECTED BOND FUND

(subadvised by BlackRock Financial Management, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Fund perform during the year ended December 31, 2009?

BlackRock Inflation Protected Bond Fund (the “Fund”) underperformed its benchmark, the Barclays Capital Global Real Index: U.S. TIPS (the “Index”), for the year ended December 31, 2009.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2009?

U.S. Treasury Inflation Protected Securities (“TIPS”) outperformed nominal U.S. Treasuries during 2009 as aggressive government quantitative easing programs raised market inflation expectations. The markets became increasingly uncomfortable with the excess liquidity being provided by the Central Bank, and began looking toward inflation-linked bonds as a means of protecting portfolios from future inflation risk. In the short term, inflation risk continues to be on the downside as the Fed begins to reverse some of the stimulus measures put in place such as their asset purchase program and zero interest rate policy. In addition, the U.S. Treasury announced plans to increase TIPS as a percentage of issuance during 2010 reflecting both increased funding needs and a growing demand base from investors.

What key factors were most responsible for the Fund’s performance during the year ended December 31, 2009?

Fund performance for the year was positively affected by duration and yield curve management, as real yields rallied throughout the period driving breakeven levels (the difference in yields between TIPS and non-inflation bonds of similar maturities) wider and the yield curve steeper. In addition, the Fund benefited from its allocation to Agency Mortgage Backed Securities (“MBS”) which rallied throughout the year as the Fed provided support through its Agency MBS purchase program. Fund performance was negatively affected by our underweight exposure to TIPS with maturities of less than five years.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2009?

We reduced our exposure to TIPS with maturities less than five years starting in the latter half of the year due to low real yield levels, high breakeven levels and an increasing level of supply in the TIPS space. Although we continue to view the short end as expensive, shorter dated TIPS have continued to rally through the end of 2009.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2009?

Inflation expectations remain high given that the Federal Reserve Board, in their latest meeting, reiterated their intention to keep interest rates “exceptionally low” for “an extended period” and said the economy is strengthening. Officials kept their benchmark overnight lending rate in a range of zero to 0.25%, where it has been for a year, re-stating that low interest rates are contingent on “low rates of resource utilization, subdued inflation trends, and stable inflation expectations.” The Fed also reaffirmed its plan to continue purchases of Agency MBS totaling $1.25 trillion and about $175 billion of agency debt through the first quarter of next year. We believe that the short end of the curve is trading rich, pricing in a high level of inflation expectations in the near term as a consequence of the Fed’s aggressive stimulus program. Overall, the Fund is neutral on breakevens which are pricing in fairly valued inflation expectations. In addition, the Fund’s duration is positioned slightly shorter than the benchmark given the low absolute level of real yields and expected supply of TIPS.

BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

PORTFOLIO COMPOSITION AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN ISSUERS AT DECEMBER 31, 2009

	% of Net Assets	Category
U.S. Treasury	51.1%	U.S. Treasury
Government of France	4.7	Foreign Government
Government National Mortgage Association	4.6	U.S. Government Agency
Federal National Mortgage Association	4.5	U.S. Government Agency
Federal Home Loan Mortgage Corp.	4.5	U.S. Government Agency
Bundesrepublik Deutschland	4.1	Foreign Government
Buoni Poliennali Del Tesoro	3.1	Foreign Government
Bank of America Credit Card Trust	0.5	Asset Backed Securities
Ford Credit Auto Owner Trust	0.5	Asset Backed Securities
Suncorp-Metway, Ltd.	0.4	Corporate Debt – Financials

BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the BlackRock Inflation Protected Bond Fund – Initial Class and the Barclays Capital Global Real Index: U.S. TIPS

Comparison of Change in Value of a $10,000 Investment in the BlackRock Inflation Protected Bond Fund – Service Class and the Barclays Capital Global Real Index: U.S. TIPS

BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
BlackRock Inflation Protected Bond Fund-Initial Class Shares	8.72%	6.08%
BlackRock Inflation Protected Bond Fund-Service Class Shares	8.34%	5.77%
Barclays Capital Global Real Index: U.S. TIPS*	11.41%	5.98%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. Barclays Capital Global Real Index: U.S. TIPS is a market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $250 million par amount outstanding.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the BlackRock Inflation Protected Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2009.

IBBOTSON MODERATE, BALANCED AND GROWTH FUNDS

(subadvised by Ibbotson Associates, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS

What key economic and market factors most influenced management’s tactical asset allocation strategy for the Ibbotson Moderate, Balanced and Growth Funds (the “Funds”) during the year ended December 31, 2009?

The market disequilibrium and subsequent strong market rally that began in March served as the main drivers of Ibbotson’s dynamic asset allocation strategy in 2009. In June, we decided to reduce several dynamic overweights due to the significant increase in valuations for riskier assets that began in March. The overweight to high yield bonds and Treasury Inflation-Protected Securities (“TIPS”) at the expense of short-term bonds initiated in January, and the overweight held since inception to U.S. equities at the expense of Real Estate Investment Trusts (“REIT”) were moved back to neutral target allocations. The outlook for REITs improved as valuations improved. High yield bond yield spreads relative to government bonds narrowed considerably, but with the possibility of defaults still looming, we decided to move back to neutral and take some profit. Finally, we expected deflationary forces to keep inflation low in the near-term, so the TIPS overweight initiated in January was removed in June. In November, the Funds began to move to an overweight position in U.S. large cap equities at the expense of small cap equities as a way to reduce risks of a market retracement as large-cap equities should be less affected by short-term volatility.

What changes did you make to the Funds’ allocations during the reporting period and how did it affect performance during the year ended December 31, 2009?

In January, the Funds moved to an underweight in short-term bonds and an overweight in U.S. corporate bonds and TIPS relative to strategic asset class targets. In May, the Funds moved to an overweight in U.S. high yield bonds and back to a neutral weight in TIPS relative to their strategic asset class targets. This was sourced from the overweight previously held in core bonds. In June, the Ibbotson Balanced and Growth Funds removed their underweights in REITs that had existed since the Funds’ inceptions. In November, the Ibbotson Balanced and Growth Funds reduced their small-cap exposure and moved to an overweight in large-cap equities. The dynamic over- and underweights implemented in the Moderate and Balanced Funds over the year also contributed positively compared to these Funds’ strategic (long-term) targets. In the Growth Fund, during the month of December, the dynamic underweight to small-cap equities reduced the prior positive contributions to performance delivered by our dynamic shifts.

How did the Funds perform during the year ended December 31, 2009?

For the year ended December 31, 2009, the Ibbotson Moderate Fund (the “Moderate Fund”) outperformed its benchmark, the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index; the Ibbotson Balanced Fund (the “Balanced Fund”) outperformed its benchmark, the Dow Jones Moderate U.S. Relative Risk Portfolio Index; and the Ibbotson Growth Fund (the “Growth Fund”) underperformed its benchmark, the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index.

What key factors were responsible for the Fund’s performance during the year ended December 31, 2009?

In the Moderate Fund, asset class diversification, dynamic shifts to the portfolio, and underlying fund performance all contributed positively to 2009 results. Compared to a basic, blended benchmark of the S&P 500 and Barclays Capital U.S. Aggregate Bond indices, the Fund’s exposure to high yield bonds and smaller-cap equities benefited performance. Fund selection was positive, as the Fund performed better than the Fund’s dynamic asset allocation targets constructed using a weighted-average of indices representing the targeted asset classes. Finally, dynamic over- and underweights implemented in the Fund over the year also contributed positively compared to the Fund’s strategic (long-term) targets.

IBBOTSON MODERATE, BALANCED AND GROWTH FUNDS (Continued)

In the Balanced Fund, asset class diversification and our dynamic shifts to the portfolio contributed positively to 2009 performance. Compared to a basic, blended benchmark of the S&P 500 and Barclays Capital U.S. Aggregate Bond indices, the Fund’s exposure to emerging market equities and smaller-cap equities benefited performance. Manager-level performance detracted from overall performance, as the Fund slightly underperformed the Fund’s dynamic asset allocation targets constructed using a weighted-average of indices representing the targeted asset classes. However, dynamic over- and underweights implemented in the Fund over the year contributed positively compared to the Fund’s strategic or long-term targets.

Asset class diversification contributed positively to 2009 performance in the Growth Fund. Compared to a basic, blended benchmark of the S&P 500 and Barclays Capital U.S. Aggregate Bond indices, the Fund’s exposure to emerging market equities, high yield bonds and smaller-cap equities benefited performance. Fund-level performance was slightly negative, as the Fund slightly underperformed the Fund’s dynamic asset allocation targets constructed using a weighted-average of indices representing the targeted asset classes. Unfortunately, the dynamic underweight to small-cap equities initiated in November mitigated the prior positive contributions to performance delivered by our dynamic shifts in the Fund.

Which underlying funds were the most significant contributors/detractors to the Funds’ performance for the year ended December 31, 2009?

Moderate Fund

The Sun Capital Investment Grade Bond, SC Davis Venture Value, SC WMC Large Cap Growth, SC PIMCO High Yield and SC BlackRock Inflation Protected Bond funds were the most positive contributors to performance. There were no detractors from absolute performance; however, the SC PIMCO High Yield, SC WMC Blue Chip Mid Cap and SC Oppenheimer Large Cap Core funds experienced the largest underperformance relative to our asset class benchmarks.

Balanced Fund

The SC WMC Large Cap Growth, SC Davis Venture Value, MFS International Growth and MFS Value funds were the largest contributors to performance. There were no detractors from absolute performance; however, the SC PIMCO High Yield, SC WMC Blue Chip Mid Cap and SC Oppenheimer Large Cap Core funds experienced the largest underperformance relative to our asset class benchmarks.

Growth Fund

The SC WMC Large Cap Growth, MFS International Growth, SC Davis Venture Value, and MFS Value funds were the largest contributors to the Fund’s performance. There were no detractors from absolute performance; however, the SC PIMCO High Yield, SC WMC Blue Chip Mid Cap and SC Lord Abbett Growth & Income funds experienced the largest underperformance relative to our asset class benchmarks.

IBBOTSON MODERATE FUND

PORTFOLIO COMPOSITION AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2009

	% of Net Assets	Category
SC Goldman Sachs Short Duration Fund	17.8%	Fixed Income
SC BlackRock Inflation Protected Bond Fund	12.9	Fixed Income
SC PIMCO Total Return Fund	12.9	Fixed Income
Sun Capital Investment Grade Bond Fund	10.9	Fixed Income
SC Davis Venture Value Fund	6.9	Domestic Equity
MFS Value Portfolio	6.9	Domestic Equity
SC WMC Large Cap Growth Fund	5.4	Domestic Equity
SC Goldman Sachs Mid Cap Value Fund	4.9	Domestic Equity
SC PIMCO High Yield Fund	4.6	Fixed Income
MFS International Growth Portfolio	4.0	International Equity

IBBOTSON MODERATE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Moderate Fund – Initial Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Moderate Fund – Service Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

IBBOTSON MODERATE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
Ibbotson Moderate Fund-Initial Class Shares	19.37%	7.66%
Ibbotson Moderate Fund-Service Class Shares	19.22%	7.45%
Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index*	16.65%	6.73%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index consists of 40% equities and 60% fixed income securities.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Moderate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2009.

IBBOTSON BALANCED FUND

PORTFOLIO COMPOSITION AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2009

	% of Net Assets	Category
SC Goldman Sachs Short Duration Fund	10.9%	Fixed Income
SC PIMCO Total Return Fund	9.9	Fixed Income
MFS Value Portfolio	9.8	Domestic Equity
SC Davis Venture Value Fund	8.9	Domestic Equity
Sun Capital Investment Grade Bond Fund	7.9	Fixed Income
SC WMC Large Cap Growth Fund	7.9	Domestic Equity
SC BlackRock Inflation Protected Bond Fund	7.0	Fixed Income
MFS International Growth Portfolio	5.9	International Equity
SC Goldman Sachs Mid Cap Value Fund	5.0	Domestic Equity
SC Oppenheimer Large Cap Core Fund	4.9	Domestic Equity

IBBOTSON BALANCED FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Balanced Fund – Initial Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Balanced Fund – Service Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

IBBOTSON BALANCED FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
Ibbotson Balanced Fund-Initial Class Shares	23.91%	9.75%
Ibbotson Balanced Fund-Service Class Shares	23.65%	9.47%
Dow Jones Moderate U.S. Relative Risk Portfolio Index*	22.59%	5.07%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderate U.S. Relative Risk Portfolio Index consists of 60% equities and 40% fixed income securities.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Balanced Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2009.

IBBOTSON GROWTH FUND

PORTFOLIO COMPOSITION AT DECEMBER 31, 2009*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2009

	% of Net Assets	Category
SC WMC Large Cap Growth Fund	12.3%	Domestic Equity
MFS Value Portfolio	10.7	Domestic Equity
SC Davis Venture Value Fund	10.3	Domestic Equity
SC PIMCO Total Return Fund	8.8	Fixed Income
MFS International Growth Portfolio	7.9	International Equity
SC Oppenheimer Large Cap Core Fund	6.8	Domestic Equity
Sun Capital Global Real Estate Fund	4.9	Specialty Equity
SC AllianceBernstein International Value Fund	4.9	International Equity
SC Goldman Sachs Mid Cap Value Fund	4.9	Domestic Equity
Sun Capital Investment Grade Bond Fund	4.9	Fixed Income

IBBOTSON GROWTH FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Growth Fund – Initial Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Growth Fund – Service Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

IBBOTSON GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2009**

	One Year	Life of Fund***
Ibbotson Growth Fund-Initial Class Shares	27.17%	10.07%
Ibbotson Growth Fund-Service Class Shares	26.75%	9.79%
Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index*	28.84%	3.13%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index consists of 80% equities and 20% fixed income securities.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2009.

EXPENSE INFORMATION

December 31, 2009 (Unaudited)

Information About Your Fund’s Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following table is intended to increase your understanding of the ongoing costs of investing in each Fund. The following example is based on the investment of $1,000 on July 1, 2009 and held for the six month period ended December 31, 2009. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The table below provides information about actual account values and actual expenses. You may use the actual account values and actual expense information below, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Actual Expenses Paid During Period”. In addition, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Ibbotson Funds.

Hypothetical (5% annual return before expenses): The table below also provides information about hypothetical account values and hypothetical expenses for comparison purposes. The hypothetical account values and hypothetical expenses are based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds. In addition, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Ibbotson Funds.

Expense Information

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
Investment Grade Bond
Initial Class	$1,000.00	$1,082.40	$1,021.42	$3.94	$3.82	0.75%
Service Class	1,000.00	1,080.60	1,020.16	5.24	5.09	1.00
Money Market
Initial Class	1,000.00	1,001.20	1,025.00	0.20	0.20	0.04
Service Class	1,000.00	1,000.00	1,023.89	1.31	1.33	0.26
Global Real Estate
Initial Class	1,000.00	1,336.50	1,019.66	6.48	5.60	1.10
Service Class	1,000.00	1,335.20	1,018.40	7.95	6.87	1.35
Davis Venture Value
Initial Class	1,000.00	1,239.00	1,020.67	5.08	4.58	0.90
Service Class	1,000.00	1,236.70	1,019.41	6.48	5.85	1.15
Oppenheimer Main Street Small Cap
Initial Class	1,000.00	1,212.60	1,020.16	5.58	5.09	1.00
Service Class	1,000.00	1,213.00	1,018.90	6.97	6.36	1.25

EXPENSE INFORMATION (Continued)

December 31, 2009 (Unaudited)

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
Oppenheimer Large Cap Core
Initial Class	$1,000.00	$1,214.50	$1,020.67	$5.02	$4.58	0.90%
Service Class	1,000.00	1,213.80	1,019.41	6.42	5.85	1.15
WMC Large Cap Growth
Initial Class	1,000.00	1,233.40	1,021.12	4.56	4.13	0.81
Service Class	1,000.00	1,233.30	1,019.86	5.97	5.40	1.06
WMC Blue Chip Mid Cap
Initial Class	1,000.00	1,219.60	1,020.16	5.59	5.09	1.00
Service Class	1,000.00	1,219.50	1,018.90	6.99	6.36	1.25
Lord Abbett Growth & Income
Initial Class	1,000.00	1,195.40	1,020.82	4.81	4.43	0.87
Service Class	1,000.00	1,194.30	1,019.56	6.19	5.70	1.12
Goldman Sachs Mid Cap Value
Initial Class	1,000.00	1,294.20	1,019.86	6.13	5.40	1.06
Service Class	1,000.00	1,294.90	1,018.60	7.58	6.67	1.31
Goldman Sachs Short Duration
Initial Class	1,000.00	1,020.30	1,021.93	3.31	3.31	0.65
Service Class	1,000.00	1,019.00	1,020.67	4.58	4.58	0.90
Dreman Small Cap Value
Initial Class	1,000.00	1,262.50	1,019.41	6.56	5.85	1.15
Service Class	1,000.00	1,259.60	1,018.15	7.97	7.12	1.40
PIMCO High Yield
Initial Class	1,000.00	1,187.90	1,021.42	4.14	3.82	0.75
Service Class	1,000.00	1,186.50	1,020.16	5.51	5.09	1.00
PIMCO Total Return
Initial Class	1,000.00	1,056.30	1,021.93	3.37	3.31	0.65
Service Class	1,000.00	1,054.90	1,020.67	4.66	4.58	0.90
AIM Small Cap Growth
Initial Class	1,000.00	1,183.50	1,019.41	6.33	5.85	1.15
Service Class	1,000.00	1,181.50	1,018.15	7.70	7.12	1.40
AllianceBernstein International Value
Initial Class	1,000.00	1,211.40	1,021.42	4.18	3.82	0.75
Service Class	1,000.00	1,208.60	1,020.16	5.57	5.09	1.00
BlackRock Inflation Protected Bond
Initial Class	1,000.00	1,050.80	1,021.93	3.36	3.31	0.65
Service Class	1,000.00	1,050.00	1,020.67	4.65	4.58	0.90
Ibbotson Moderate Fund
Initial Class	1,000.00	1,128.60	1,024.20	1.07	1.02	0.20
Service Class	1,000.00	1,127.10	1,022.94	2.41	2.29	0.45
Ibbotson Balanced Fund
Initial Class	1,000.00	1,164.60	1,024.20	1.09	1.02	0.20
Service Class	1,000.00	1,163.30	1,022.94	2.45	2.29	0.45
Ibbotson Growth Fund
Initial Class	1,000.00	1,196.10	1,024.20	1.11	1.02	0.20
Service Class	1,000.00	1,194.80	1,022.94	2.49	2.29	0.45

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.2%
Airplanes Pass Through Trust, Series D (1) 10.88%, 3/15/12		$494	$—	**
SLM Student Loan Trust, Series 2008-5, Class A2 (2) 1.38%, 10/25/16		160	162,450
SLM Student Loan Trust, Series 2008-5, Class A4 (2) 1.98%, 7/25/23		215	224,694

Total Asset Backed Securities (Cost $636,775)			387,144

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.9%
JP Morgan Mortgage Trust, Series 2003-A1, Class 1A1 (2) 4.31%, 10/25/33		1,431	1,357,000
JP Morgan Mortgage Trust, Series 2005-A5, Class TA1 (2) 5.43%, 8/25/35		1,014	925,510
MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A (2) 5.36%, 5/25/36		2,461	2,130,692
Wamu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1 (2) 2.87%, 1/25/35		1,424	1,329,821

Total Collateralized Mortgage Obligations (Cost $5,810,423)			5,743,023

COMMERCIAL MORTGAGE BACKED SECURITIES – 2.8%
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 2A3 (2) 3.83%, 9/25/33		860	797,755

	Country Code*	Principal Amount (000)	Value

Banc of America Mortgage Securities, Inc., Series 2005-E, Class 2A7 (2) 4.60%, 6/25/35		$640	$430,399
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A3 5.79%, 9/11/42		1,000	1,002,276
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-C1, Class A3 (2) 5.22%, 7/15/44		750	754,613
Commercial Mortgage Asset Trust, Series 1999-C1, Class F (3) 6.25%, 1/17/32		400	262,664
CS First Boston Mortgage Securities Corp., Series 2000-C1, Class A2 7.55%, 4/15/62		100	100,375
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A2 4.08%, 5/10/36		800	797,696
GMAC Commercial Mortgage Securities, Inc., Series 2003-C3, Class A2 4.22%, 4/10/40		75	75,763
GS Mortgage Securities Corp., Series 2005-GG4, Class AJ 4.78%, 7/10/39		700	532,855

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5 Mortgage Certificate, Class A3 (2) 5.21%, 12/15/44		$550	$550,034
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 Mortgage Certificate, Class AM (2) 5.87%, 4/15/45		500	399,762

Total Commercial Mortgage Backed Securities (Cost $6,251,874)			5,704,192

CORPORATE DEBT OBLIGATIONS – 39.5%
AUTOMOTIVE – 0.9%
Ford Motor Credit Co. LLC (2) 3.03%, 1/13/12		2,000	1,860,000

BANKS – 7.3%
ANZ National (International) Ltd. (3) 2.38%, 12/21/12	NZ	2,500	2,481,790
Barclays Bank PLC 2.50%, 1/23/13	GB	3,000	2,996,547
Capital One Capital III 7.69%, 8/15/36		700	644,000
Citigroup, Inc. 6.13%, 5/15/18		1,000	1,005,408
Commonwealth Bank of Australia (3) 5.00%, 10/15/19	AU	2,000	1,985,662
Countrywide Financial Corp. 6.25%, 5/15/16		325	330,579
GMAC LLC 7.00%, 2/1/12		300	295,500
Huntington Capital (2) 6.65%, 5/15/37		300	185,802
ICICI Bank, Ltd. (2)(3) 6.38%, 4/30/22	IN	300	269,314

	Country Code*	Principal Amount (000)	Value

JPMorgan Chase & Co. (2) 0.78%, 1/22/10		$1,000	$1,000,308
Lloyds Banking Group PLC (2)(3) 5.92%, Perpetual	GB	500	300,000
Merrill Lynch & Co., Inc. 5.70%, 5/2/17		400	392,069
Morgan Stanley 4.00%, 1/15/10		750	750,545
4.20%, 11/20/14		2,000	2,001,396

			14,638,920

BROKERAGE – 0.2%
Jefferies Group, Inc. 6.25%, 1/15/36		500	398,447

BUILDING MATERIALS – 0.2%
C10 Capital SPV., Ltd. (2)(3) 6.72%, Perpetual	VG	650	458,146

CABLE – 0.3%
Time Warner Entertainment Co. 10.15%, 5/1/12		500	575,404

CONSUMER PRODUCTS – 0.5%
Procter & Gamble International Funding SCA (2) 0.29%, 5/7/10	LU	1,000	999,547

DIVERSIFIED – 0.8%
Hutchison Whampoa International Ltd. (3) 4.63%, 9/11/15	KY	1,480	1,493,305

ELECTRIC UTILITIES – 6.1%
Allegheny Energy Supply Co. LLC (3) 5.75%, 10/15/19		1,500	1,456,993
8.25%, 4/15/12		750	820,554
Ameren Corp. 8.88%, 5/15/14		2,000	2,246,446
Centerpoint Energy, Inc. 6.50%, 5/1/18		750	772,071

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Enel Finance International SA (3) 5.13%, 10/7/19	LU	$2,000	$2,012,352
Kansas Gas & Electric Co. (3) 6.70%, 6/15/19		750	833,482
Nisource Finance Corp. 6.40%, 3/15/18		1,650	1,714,951
PSEG Energy Holdings, Inc. 8.50%, 6/15/11		200	209,250
Toledo Edison Co. 7.25%, 5/1/20		1,850	2,111,098

			12,177,197

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.5%
Jabil Circuit, Inc. 7.75%, 7/15/16		1,000	1,050,000

FINANCIALS – 1.9%
Allied Capital Corp. 6.00%, 4/1/12		500	448,878
American Capital Strategies, Ltd. 8.85%, 8/1/12		650	614,250
Discover Financial Services 6.45%, 6/12/17		650	608,358
Hyundai Capital Services (3) 6.00%, 5/5/15	KR	2,000	2,088,328

			3,759,814

GAMING – 0.7%
Mashantucket Western Pequot Tribe (1)(3) 8.50%, 11/15/15		1,000	245,000
MGM MIRAGE, Inc. (3) 11.13%, 11/15/17		1,000	1,107,500

			1,352,500

GAS & PIPELINE UTILITIES – 1.5%
Enterprise Products Operating LP (2) 7.03%, 1/15/68		1,000	917,500
Florida Gas Transmission Co. LLC (3) 7.90%, 5/15/19		1,000	1,170,435

	Country Code*	Principal Amount (000)	Value

Southern Union Co. (2) 7.20%, 11/1/66		$380	$324,900
TransCanada PipeLines, Ltd. (2) 6.35%, 5/15/67	CA	600	562,960

			2,975,795

HOME CONSTRUCTION – 0.3%
KB Home & Broad Home Corp. 6.38%, 8/15/11		650	650,000

INSURANCE – 3.1%
American International Group, Inc. 8.25%, 8/15/18		650	610,252
Assured Guaranty US Holdings, Inc. (2) 6.40%, 12/15/66		600	432,000
Humana, Inc. 6.45%, 6/1/16		500	505,404
Liberty Mutual Group, Inc. (3) 7.80%, 3/15/37		750	618,750
New York Life Global Funding (3) 2.25%, 12/14/12		2,000	1,988,544
Prudential Financial, Inc. 3.63%, 9/17/12		2,000	2,029,586

			6,184,536

MACHINERY – 0.5%
Case New Holland, Inc. (3) 7.75%, 9/1/13		1,000	1,022,500

MANUFACTURING – DIVERSIFIED – 2.3%
Ingersoll Rand Global Holding Co., Ltd. 9.50%, 4/15/14	BM	1,750	2,091,140
Textron, Inc. 7.25%, 10/1/19		2,500	2,587,675

			4,678,815

METALS & MINING – 2.7%
Anglo American Capital PLC (3) 9.38%, 4/8/14	GB	1,800	2,159,888

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ArcelorMittal 9.85%, 6/1/19	LU	$1,137	$1,470,598
Teck Resources, Ltd. 9.75%, 5/15/14	CA	1,000	1,153,750
United States Steel Corp. 6.05%, 6/1/17		700	668,267

			5,452,503

OIL FIELD SERVICES – 0.6%
Pride International, Inc. 8.50%, 6/15/19		1,000	1,155,000

PAPER PRODUCTS – 0.6%
International Paper Co. 9.38%, 5/15/19		1,000	1,229,171

REAL ESTATE INVESTMENT TRUSTS – 4.0%
Commercial Net Lease Realty 6.25%, 6/15/14		550	558,901
Dexus Finance Property, Ltd. (3) 7.13%, 10/15/14	AU	2,000	2,055,028
Prologis 6.63%, 5/15/18		750	711,280
Realty Income Corp. 6.75%, 8/15/19		500	489,607
Reckson Operating Partnership 5.15%, 1/15/11		700	697,527
Simon Property Group LP 5.75%, 5/1/12		550	577,773
10.35%, 4/1/19		750	942,050
Westfield Capital Corp. MULT (3) 5.13%, 11/15/14		2,000	2,063,312

			8,095,478

RETAIL – 1.1%
Controladora Comercial Mexicana S.A. de C.V. (1) 6.63%, 6/1/15	MX	600	323,163
J.C. Penney Co., Inc. 5.75%, 2/15/18		425	419,156
QVC, Inc. (3) 7.50%, 10/1/19		1,500	1,530,000

			2,272,319

	Country Code*	Principal Amount (000)	Value

SOFTWARE – 0.4%
Fiserv, Inc. 6.80%, 11/20/17		$700	$772,413

TELECOMMUNICATIONS – 1.5%
American Tower Corp. (3) 4.63%, 4/1/15		2,000	2,022,910
Sprint Capital Corp. 6.90%, 5/1/19		400	368,000
Telecom Italia Capital SpA 5.25%, 10/1/15	LU	600	627,328

			3,018,238

TRANSPORTATION – 0.5%
CSX Corp. 6.25%, 3/15/18		1,000	1,076,823

UTILITIES – 1.0%
Massachusetts Electric Co. (3) 5.90%, 11/15/39		2,000	2,030,628

Total Corporate Debt Obligations (Cost $77,856,464)			79,377,499

RESIDENTIAL NON-AGENCY MORTGAGE BACKED SECURITIES – 2.0%
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1 (2) 5.01%, 6/25/35		42	33,705
Master Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1 (2) 4.84%, 1/25/36		211	170,275
Residential Accredited Loans, Inc., 4.81%, 7/25/35 (2)		838	551,916
5.50%, 9/25/33		67	65,549
Wamu Mortgage Pass Through Certificates, (2) 2.82%, 10/25/33		435	387,400
5.61%, 1/25/36		250	95,677

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

Country Code*	Principal Amount (000)	Value

Wells Fargo Mortgage Backed Securities Trust, Series 2004-AA, Class A1 (2) 4.98%, 12/25/34	$934	$902,908
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2 (2) 4.46%, 7/25/34	1,414	1,353,676
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR 16 (2) 5.00%, 10/25/35	500	415,560

Total Residential Non-Agency Mortgage Backed Securities (Cost $4,177,767)		3,976,666

U.S. GOVERNMENT GUARANTEED NOTES – 0.5%
TLGP GE Capital Corp. (2) 0.34%, 3/11/11 (Cost $1,000,000)	1,000	1,002,291

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 35.0%
Federal Home Loan Mortgage Corp. 2.73%, 8/1/32 (2)	36	36,710
5.00%, 9/1/19	206	216,362
5.00%, 11/1/19	419	440,552
5.00%, TBA	13,900	14,251,837
5.50%, 10/1/17	103	109,903
5.50%, 11/1/17	207	220,740
5.50%, 6/1/33	219	230,488
5.50%, 9/1/37	970	1,016,805
5.50%, 5/1/38	142	148,891
5.50%, 2/1/39	309	324,128
6.00%, 1/1/17	66	71,181
6.00%, 2/1/29	14	14,826
6.00%, 8/1/37	538	571,530
6.50%, 10/1/16	36	39,229
6.50%, 11/1/16	4	4,585
6.50%, 9/1/34	248	267,340
7.00%, 11/1/29	20	22,028

	Country Code*	Principal Amount (000)	Value

7.00%, 1/1/31		$7	$7,933
7.00%, 4/1/31		4	3,957
7.00%, 8/1/31		153	168,324
7.50%, 3/1/30		5	5,890
7.50%, 12/1/30		16	18,379
Federal National Mortgage Association
4.50%, 6/1/19		838	871,180
5.00%, 6/1/18		258	272,104
5.00%, 7/1/20		595	625,906
5.00%, 10/1/20		238	249,699
5.00%, 12/1/20		139	145,687
5.00%, 10/1/35		41	42,132
5.00%, 5/1/36		1,681	1,718,283
5.00%, 7/1/36		445	457,897
5.00%, 9/1/39		12,739	13,086,414
5.50%, 3/1/22		249	264,256
5.50%, 12/1/32		786	827,357
5.50%, 6/1/35		857	900,026
5.50%, 8/1/35		542	569,651
5.50%, 6/1/37		1,664	1,743,652
5.50%, 11/1/38		8,177	8,568,913
6.00%, 12/1/13		2	2,159
6.00%, 11/1/16		13	13,495
6.00%, 1/25/32		1,047	1,116,153
6.00%, 12/1/36		626	665,117
6.00%, 11/1/37		567	601,965
6.00%, 10/1/38		284	300,640
8.00%, 8/1/30		3	3,419
Government National Mortgage Association
6.00%, 8/15/16		27	28,474
6.00%, TBA		300	316,969
6.50%, 9/15/31		64	69,390
6.50%, 3/15/32		43	45,932
6.50%, 9/15/32		80	86,472
6.50%, 10/15/32		120	129,168
7.00%, 12/15/14		22	23,799
7.00%, 2/15/28		16	17,429
7.50%, 3/15/30		3	3,457
7.50%, 9/15/30		35	39,258
U.S. Treasury Inflation Indexed Bonds 1.88%, 7/15/13		1,177	1,239,599
2.00%, 1/15/14		6,142	6,495,250

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

U.S. Treasury Notes 2.38%, 3/31/16		$5,000	$4,783,595
4.25%, 11/15/14		5,000	5,385,940
4.25%, 11/15/17		500	524,063

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $68,917,826)			70,426,518

SHORT TERM INVESTMENTS – 23.7%
COMMERCIAL PAPER (4) – 10.7%
Coca-Cola Co. (3) 0.10%, 1/21/10		1,648	1,647,909
0.14%, 1/14/10		1,875	1,874,905
HSBC Finance Corp. 0.17%, 1/15/10		6,000	5,999,603
Microsoft Corp. (3) 0.10%, 1/12/10		921	920,972
0.15%, 5/10/10		1,200	1,199,355
Nestle Finance International Ltd. 0.10%, 2/22/10	LU	2,436	2,435,648
Philip Morris International, Inc. (3) 0.09%, 1/15/10		6,545	6,544,771
Procter & Gamble International Funding SCA (3) 0.10%, 1/19/10	LU	1,000	999,950

Total Commercial Paper (Cost $21,623,113)			21,623,113

FOREIGN GOVERNMENT OBLIGATIONS (4) – 1.5%
Province of British Columbia 0.09%, 3/18/10	CA	1,595	1,594,697
Province of Quebec (3) 0.10%, 1/15/10	CA	1,500	1,499,942

Total Foreign Government Obligations (Cost $3,094,639)			3,094,639

	Country Code*	Principal Amount (000)	Value

FOREIGN GOVERNMENT SPONSORED COMMERCIAL PAPER (4) – 4.0%
European Investment Bank SNAT 0.08%, 1/21/10		$2,000	$1,999,911
KFW International Finance, Inc. (3) 0.14%, 3/29/10	DE	4,240	4,238,565
0.20%, 1/13/10	DE	1,725	1,724,885

Total Foreign Government Sponsored Commercial Paper (Cost $7,963,361)			7,963,361

		Shares
MUTUAL FUNDS – 7.5%
Federated Prime Obligation Fund		7,271,118	7,271,118
State Street Institutional Liquid Reserves Fund		7,797,699	7,797,699

Total Mutual Funds (Cost $15,068,817)			15,068,817

Total Short Term Investments (Cost $47,749,930)			47,749,930

TOTAL INVESTMENTS – 106.6%
(Cost $212,401,059)			214,367,263
Liabilities in excess of other assets – (6.6)%			(13,327,608)

NET ASSETS – 100.0%			$201,039,655

*	Unless otherwise noted the issuer country code for all securities is United States.
**	Security is fair valued by management.
(1)	Security is in default and is non-income producing.
(2)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(3)	Eligible for resale under rule 144A or exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $53,128,339, representing 26.4% of net assets.
(4)	Interest rates represent annualized yield at date of purchase.

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

MULT	Multinational
SNAT	Supranational
TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. At the period end, total market value of the TBA securities amounts to $14,568,806 which represents approximately 7.2% of net assets.
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

AU	Australia
BM	Bermuda
CA	Canada
DE	Germany
GB	Great Britain
IN	India
KR	Korea, Republic Of
KY	Cayman Islands
LU	Luxembourg
MX	Mexico
NZ	New Zealand
VG	British Virgin Islands

(5)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Asset Backed Securities	$—	$387,144	$—	*	$387,144
Collateralized Mortgage Obligations	—	5,743,023	—		5,743,023
Commercial Mortgage Backed Securities	—	5,704,192	—		5,704,192
Corporate Debt Obligations (a)	—	79,377,499	—		79,377,499
Residential Non-Agency Mortgage Backed Securities	—	3,976,666	—		3,976,666
U.S. Government Guaranteed Notes	—	1,002,291	—		1,002,291
U.S. Treasury and U.S. Government Agency Obligations	18,428,447	51,998,071	—		70,426,518
Short Term Investments
Commercial Paper	—	21,623,113	—		21,623,113
Foreign Government Obligations	—	3,094,639	—		3,094,639
Foreign Government Sponsored Commercial Paper	—	7,963,361	—		7,963,361
Mutual Funds	15,068,817	—	—		15,068,817

Total Short Term Investments	15,068,817	32,681,113	—		47,749,930

Total Investments	33,497,264	180,869,999	—	*	214,367,263

Total	$33,497,264	$180,869,999	$—	*	$214,367,263

†	See Note 2b in the Notes to Financial Statements for additional information.
*	The only investment held by the Fund whose fair value was determined using Level 3 inputs had a value of $0 and $0 at December 31, 2008, and December 31, 2009.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

COMMERCIAL PAPER (1) – 33.1%
Bank of Montreal 0.12%, 1/29/10	CA	$5,600	$5,599,477
Coca-Cola Co. (2) 0.10%, 1/21/10		550	549,969
0.14%, 1/14/10		3,450	3,449,826
0.17%, 3/15/10		3,000	2,998,966
Goldman Sachs Group, Inc. 0.10%, 1/22/10		5,600	5,599,673
HSBC Finance Corp. 0.17%, 1/15/10		5,700	5,699,623
Microsoft Corp. (2) 0.15%, 4/14/10		1,650	1,649,292
0.15%, 5/10/10		800	799,570
0.17%, 6/8/10		4,035	4,031,990
Nestle Capital Corp. (2) 0.23%, 2/12/10	LU	3,000	2,999,195
0.30%, 2/8/10	LU	1,000	999,683
Nestle Finance International Ltd. 0.09%, 2/10/10	LU	2,000	1,999,800
0.10%, 2/22/10	LU	1,000	999,856
Philip Morris International, Inc. (2) 0.18%, 1/19/10		2,463	2,462,778
0.27%, 3/25/10		3,540	3,537,796
0.30%, 3/25/10		1,000	999,308
Procter & Gamble International Funding SCA (2) 0.10%, 1/19/10	LU	3,000	2,999,850
Rabobank USA Financial Corp. 0.09%, 1/6/10		2,558	2,557,968
0.10%, 1/4/10		1,833	1,832,985
Societe Generale North America 0.15%, 1/7/10		500	499,988
0.20%, 1/15/10		3,000	2,999,767
0.22%, 1/8/10		1,922	1,921,918
State Street Corp. 0.19%, 1/5/10		5,500	5,499,884

	Country Code*	Principal Amount (000)	Value

Toyota Credit de Puerto Rico 0.16%, 3/1/10	PR	$4,895	$4,893,716

Total Commercial Paper (Amortized cost $67,582,878)			67,582,878

CORPORATE DEBT OBLIGATIONS – 7.2%
BANKS – 4.1%
JPMorgan Chase & Co. (3) 0.78%, 1/22/10		3,401	3,402,031
Morgan Stanley 0.56%, 1/15/10 (3)		500	499,993
4.00%, 1/15/10		4,500	4,505,889

			8,407,913

CHEMICALS – 1.1%
E.I. du Pont de Nemours and Co. 4.13%, 4/30/10		2,299	2,327,321

CONSUMER PRODUCTS – 2.0%
Procter & Gamble International Funding SCA (3) 0.29%, 5/7/10	LU	4,000	4,000,000

Total Corporate Debt Obligations (Amortized cost $14,735,234)			14,735,234

FOREIGN GOVERNMENT OBLIGATIONS (1) – 17.4%
Export Development Canada 0.17%, 5/20/10	CA	7,000	6,995,405
Government of Canada Bills 0.08%, 3/11/10	CA	4,000	3,999,387
0.15%, 5/17/10	CA	1,250	1,249,292
0.30%, 1/12/10	CA	1,345	1,344,877
Province of British Columbia 0.15%, 2/8/10	CA	1,000	999,842
0.17%, 1/13/10	CA	7,000	6,999,603
Province of Ontario 0.13%, 2/4/10	CA	7,000	6,999,140
Province of Quebec (2) 0.10%, 1/7/10	CA	1,500	1,499,975
0.10%, 1/15/10	CA	3,500	3,499,864
0.17%, 1/11/10	CA	2,000	1,999,905

Total Foreign Government Obligations (Amortized cost $35,587,290)			35,587,290

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

FOREIGN GOVERNMENT SPONSORED COMMERCIAL PAPER (1) – 5.9%
European Investment Bank SNAT 0.08%, 1/21/10		$5,060	$5,059,775
KFW International Finance, Inc. (2) 0.15%, 2/2/10	DE	2,000	1,999,733
0.16%, 1/20/10	DE	1,000	999,916
0.19%, 1/20/10	DE	4,000	3,999,599

Total Foreign Government Sponsored Commercial Paper (Amortized cost $12,059,023)			12,059,023

U.S. GOVERNMENT GUARANTEED NOTES – 11.8%
TLGP Bank of America NA (3) 0.33%, 7/29/10		5,000	5,000,000
TLGP GE Capital Corp. (3) 0.34%, 3/11/11		7,000	7,000,000
TLGP Goldman Sachs Group, Inc. (3) 0.33%, 3/15/11		12,000	12,000,000

Total U.S. Government Guaranteed Notes (Amortized cost $24,000,000)			24,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS (1) – 22.0%
Federal Home Loan Mortgage Corp. Discount Notes
0.03%, 2/2/10		614	613,984
0.07%, 3/12/10		1,356	1,355,815
0.10%, 1/28/10		3,682	3,681,724

Country Code*	Principal Amount (000)	Value

0.10%, 3/11/10	$4,475	$4,474,142
0.12%, 1/25/10	509	508,961
0.13%, 3/1/10	3,585	3,584,236
0.13%, 3/15/10	1,204	1,203,683
0.14%, 4/26/10	670	669,711
0.28%, 1/11/10	2,385	2,384,815
0.28%, 2/8/10	1,000	999,704
Federal National Mortgage Association Discount Notes
0.03%, 2/4/10	4,220	4,219,880
0.07%, 2/23/10	5,500	5,499,433
0.08%, 3/1/10	1,373	1,372,820
0.11%, 4/19/10	4,240	4,238,601
0.18%, 3/17/10	5,685	5,682,868
0.23%, 7/1/10	4,515	4,509,779

Total U.S. Government Agency Obligations (Amortized cost $45,000,156)		45,000,156

	Shares
MUTUAL FUNDS – 2.5%
Federated Prime Obligation Fund	2,056,442	2,056,442
State Street Institutional Liquid Reserves Fund	2,973,712	2,973,712

Total Mutual Funds (Cost $5,030,154)		5,030,154

TOTAL INVESTMENTS – 99.9%
(Cost $203,994,735)		203,994,735
Other assets less liabilities – 0.1%		300,201

NET ASSETS – 100.0%		$204,294,936

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Interest rates represent annualized yield at date of purchase.
(2)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $41,477,215, representing 20.3% of net assets.
(3)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.

SNAT	Supranational
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

CA	Canada
DE	Germany
LU	Luxembourg
PR	PuertoRico

(4)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Commercial Paper	$—	$67,582,878	$—	$67,582,878
Corporate Debt Obligations (a)	—	14,735,234	—	14,735,234
Foreign Government Obligations	—	35,587,290	—	35,587,290
Foreign Government Sponsored Commercial Paper	—	12,059,023	—	12,059,023
U.S. Government Guaranteed Notes	—	24,000,000	—	24,000,000
U.S. Government Agency Obligations	—	45,000,156	—	45,000,156
Mutual Funds	5,030,154	—	—	5,030,154

Total Investments	5,030,154	198,964,581	—	203,994,735

Total	$5,030,154	$198,964,581	$—	$203,994,735

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.4%
PAPER & FOREST PRODUCTS – 1.7%
Weyerhaeuser Co.		87,908	$3,792,351

REAL ESTATE INVESTMENT TRUSTS – 67.2%
DIVERSIFIED – 8.1%
British Land Co. PLC	GB	285,723	2,200,177
Land Securities Group PLC	GB	301,018	3,313,183
Stockland	AU	1,690,453	5,955,834
Vornado Realty Trust		95,121	6,652,763

			18,121,957

INDUSTRIAL – 5.3%
Goodman Group	AU	7,669,222	4,338,822
Segro PLC	GB	1,372,560	7,613,287

			11,952,109

MORTGAGE – 1.3%
Starwood Property Trust, Inc.		161,447	3,049,734

OFFICE – 11.6%
Alexandria Real Estate Equities, Inc.		34,690	2,230,220
BioMed Realty Trust, Inc.		329,546	5,200,236
Boston Properties, Inc.		54,190	3,634,523
Digital Realty Trust, Inc.		111,131	5,587,667
Douglas Emmett, Inc.		95,430	1,359,877
Lexington Corporate Properties Trust		499,822	3,038,918
Nippon Building Fund, Inc.	JP	651	4,947,692

			25,999,133

RESIDENTIAL – 3.9%
AvalonBay Communities, Inc.		27,345	2,245,298
Equity Lifestyle Properties, Inc.		21,826	1,101,558
Equity Residential Properties Trust		88,915	3,003,549

	Country Code**	Shares	Value

Home Properties, Inc.		24,226	$1,155,822
Mid-America Apartment Communities, Inc.		23,652	1,141,919

			8,648,146

RETAIL – 28.2%
CFS Retail Property Trust	AU	2,055,940	3,500,782
Corio NV	NL	48,479	3,302,867
Federal Realty Investment Trust		24,164	1,636,386
Hammerson PLC	GB	694,126	4,724,529
Kimco Realty Corp.		182,750	2,472,607
Klepierre	FR	32,992	1,336,679
Mercialys	FR	103,026	3,626,612
Simon Property Group, Inc.		142,708	11,388,098
The Link REIT	HK	3,410,151	8,666,626
Unibail-Rodamco	FR	45,216	9,933,052
Westfield Group	AU	1,115,891	12,488,948

			63,077,186

SPECIALIZED – 8.8%
HCP, Inc.		90,093	2,751,440
Medical Properties Trust, Inc.		373,192	3,731,920
Plum Creek Timber Co., Inc.		85,671	3,234,937
Public Storage		65,092	5,301,743
Ventas, Inc.		107,698	4,710,711

			19,730,751

			150,579,016

REAL ESTATE MANAGEMENT & DEVELOPMENT – 26.7%
DIVERSIFIED REAL ESTATE ACTIVITIES – 21.2%
Beni Stabili S.p.A	IT	1,287,339	1,053,216
Capitaland Ltd.	SG	2,727,003	8,089,816
Hang Lung Properties, Ltd.	HK	1,781,598	6,984,490
Mitsubishi Estate Co. Ltd.	JP	582,382	9,298,229
Mitsui Fudosan Co., Ltd.	JP	429,613	7,263,991

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sun Hung Kai Properties, Ltd.	HK	636,018	$9,457,026
Wharf Holdings, Ltd.	HK	941,583	5,403,750

			47,550,518

REAL ESTATE OPERATING COMPANIES – 5.5%
Atrium European Real Estate Ltd.	JE	1,096,801	7,381,947
BR Malls Participacoes SA*	BR	216,273	2,670,804
PSP Swiss Property AG*	CH	39,080	2,207,151

			12,259,902

			59,810,420

THRIFT & MORTGAGE FINANCE – 1.8%
New York Community Bancorp, Inc.		277,365	4,024,566

Total Common Stocks (Cost $173,183,658)			218,206,353

	Shares	Value

SHORT TERM INVESTMENTS – 2.2%
MUTUAL FUNDS – 2.2%
Federated Prime Obligation Fund	793,454	$793,454
State Street Institutional Liquid Reserves Fund	4,099,637	4,099,637

Total Short Term Investments (Cost $4,893,091)		4,893,091

TOTAL INVESTMENTS – 99.6%
(Cost $178,076,749)		223,099,444
Other assets less liabilities – 0.4%		816,841

NET ASSETS – 100.0%		$223,916,285

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

REIT	Real Estate Investment Trust

AU	Australia
BR	Brazil
CH	Switzerland
FR	France
GB	Great Britain
HK	Hong Kong
IT	Italy
JE	Jersey
JP	Japan
NL	Netherlands
SG	Singapore

Distribution of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities. (Unaudited)

United States	39.0%
Hong Kong	13.6
Australia	11.7
Japan	9.6
Great Britain	8.0
France	6.6
Singapore	3.6
Jersey	3.3
Others (individually less than 2%)	4.2

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Paper & Forest Products	$3,792,351	$—	$—	$3,792,351
Real Estate Investment Trusts
Diversified	6,652,763	11,469,194	—	18,121,957
Industrial	—	11,952,109	—	11,952,109
Mortgage	3,049,734	—	—	3,049,734
Office	21,051,441	4,947,692	—	25,999,133
Residential	8,648,146	—	—	8,648,146
Retail	15,497,091	47,580,095	—	63,077,186
Specialized	19,730,751	—	—	19,730,751

Total Real Estate Investment Trusts	74,629,926	75,949,090	—	150,579,016

Real Estate Management & Development
Diversified Real Estate Activities	—	47,550,518	—	47,550,518
Real Estate Operating Companies	2,670,804	9,589,098	—	12,259,902

Total Real Estate Management & Development	2,670,804	57,139,616	—	59,810,420

Thrift & Mortgage Finance	4,024,566	—	—	4,024,566

Total Common Stocks	85,117,647	133,088,706	—	218,206,353

Short Term Investments
Mutual Funds	4,893,091	—	—	4,893,091

Total Investments	90,010,738	133,088,706	—	223,099,444

Total	$90,010,738	$133,088,706	$—	$223,099,444

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 94.9%
AIR FREIGHT & LOGISTICS – 0.5%
United Parcel Services, Inc., Class B		34,540	$1,981,560

AUTOMOBILES – 1.1%
Harley-Davidson, Inc.		160,366	4,041,223

BEVERAGES – 2.9%
Diageo PLC ADR	GB	69,487	4,823,093
Heineken Holding NV	NL	98,659	4,126,227
The Coca-Cola Co.		36,800	2,097,600

			11,046,920

CAPITAL MARKETS – 4.7%
Ameriprise Financial, Inc.		77,565	3,011,073
Bank of New York Mellon Corp.		269,600	7,540,712
Julius Baer Group, Ltd.	CH	152,600	5,366,705
The Goldman Sachs Group, Inc.		13,291	2,244,053

			18,162,543

CHEMICALS – 0.7%
Monsanto Co.		23,840	1,948,920
Potash Corp. of Saskatchewan, Inc.	CA	8,345	905,432

			2,854,352

COMMERCIAL BANKS – 4.7%
GAM Holding, Ltd.	CH	149,000	1,804,250
Wells Fargo & Co.		602,913	16,272,622

			18,076,872

COMMERCIAL SERVICES & SUPPLIES – 1.8%
Iron Mountain, Inc.*		250,074	5,691,684
Visa, Inc., Class A		13,500	1,180,710

			6,872,394

COMPUTERS & PERIPHERALS – 1.6%
Hewlett-Packard Co.		118,070	6,081,786

CONSTRUCTION MATERIALS – 0.7%
Martin Marietta Materials, Inc.		4,800	429,168
Vulcan Materials Co.		41,319	2,176,272

			2,605,440

	Country Code**	Shares	Value

CONSUMER FINANCE – 4.0%
American Express Co.		380,525	$15,418,873

CONTAINERS & PACKAGING – 2.1%
Sealed Air Corp.		367,623	8,036,239

DIVERSIFIED CONSUMER SERVICES – 0.6%
H&R Block, Inc.		96,111	2,174,031

DIVERSIFIED FINANCIAL SERVICES – 3.2%
JP Morgan Chase & Co.		227,736	9,489,759
Moody’s Corp.		105,686	2,832,385

			12,322,144

ELECTRICAL EQUIPMENT – 0.4%
ABB Ltd. ADR*	CH	83,690	1,598,479

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.2%
Agilent Technologies, Inc.*		149,208	4,635,892
Garmin, Ltd.	KY	280	8,596

			4,644,488

ENERGY EQUIPMENT & SERVICES – 0.8%
Transocean, Ltd.*	CH	38,282	3,169,750

FOOD & STAPLES RETAILING – 6.7%
Costco Wholesale Corp.		277,020	16,391,273
CVS Caremark Corp.		284,122	9,151,570

			25,542,843

FOOD PRODUCTS – 0.2%
The Hershey Co.		24,120	863,255

HEALTH CARE EQUIPMENT & SUPPLIES – 1.2%
Becton, Dickinson and Co.		44,800	3,532,928
CareFusion Corp.*		37,108	928,071

			4,460,999

HEALTH CARE PROVIDERS & SERVICES – 2.4%
Cardinal Health, Inc.		75,056	2,419,805
Express Scripts, Inc.*		57,335	4,956,611
Laboratory Corp. of America Holdings*		20,720	1,550,685
UnitedHealth Group, Inc.		9,870	300,838

			9,227,939

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOUSEHOLD DURABLES – 0.2%
Hunter Douglas NV	AN	13,603	$665,004

HOUSEHOLD PRODUCTS – 1.4%
The Procter & Gamble Co.		91,475	5,546,129

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%
AES Corp.*		33,960	452,008

INDUSTRIAL CONGLOMERATES – 0.8%
Tyco International Ltd.	CH	82,382	2,939,390

INSURANCE – 11.4%
Berkshire Hathaway, Inc., Class A*		175	17,360,000
Fairfax Financial Holdings Ltd.	CA	3,670	1,431,153
Loews Corp.		273,905	9,956,447
Markel Corp.*		1,000	340,000
The Hartford Financial Services Group, Inc.		70,359	1,636,550
The Principal Financial Group, Inc.		30,700	738,028
The Progressive Corp.*		455,854	8,200,813
Transatlantic Holdings, Inc.		73,660	3,838,423

			43,501,414

INTERNET & CATALOG RETAIL – 0.7%
Amazon.com, Inc.*		12,160	1,635,763
Liberty Media Corp. – Interactive, Series A*		79,597	862,832

			2,498,595

INTERNET SOFTWARE & SERVICES – 1.7%
Google, Inc., Class A*		10,468	6,489,951

MACHINERY – 0.2%
PACCAR, Inc.		23,670	858,511

MARINE – 0.8%
China Shipping Development Co., Ltd.	CN	694,800	1,036,869
Kuehne & Nagel International AG	CH	21,386	2,079,342

			3,116,211

MEDIA – 4.0%
Comcast Corp., Class A Special		141,888	2,271,627

	Country Code**	Shares	Value

DIRECTV, Class A*		64,579	$2,153,710
Grupo Televisa SA ADR	MX	83,356	1,730,471
Liberty Media-Starz, Series A*		5,877	271,223
News Corp., Class A		396,805	5,432,260
The Walt Disney Co.		101,240	3,264,990

			15,124,281

METALS & MINING – 0.9%
BHP Billiton PLC	GB	55,600	1,772,529
Rio Tinto PLC	GB	30,172	1,629,193

			3,401,722

OIL, GAS & CONSUMABLE FUELS – 15.3%
Canadian Natural Resources, Ltd.	CA	127,461	9,170,819
China Coal Energy Co.	CN	1,605,300	2,904,751
ConocoPhillips		26,800	1,368,676
Devon Energy Corp.		169,404	12,451,194
EOG Resources, Inc.		138,433	13,469,531
Occidental Petroleum Corp.		213,660	17,381,241
OGX Petroleo e Gas Participacoes SA	BR	180,000	1,767,949

			58,514,161

PAPER & FOREST PRODUCTS – 0.9%
Sino-Forest Corp.* (1)	CA	6,300	116,862
Sino-Forest Corp.*	CA	169,130	3,134,043

			3,250,905

PERSONAL PRODUCTS – 0.4%
Mead Johnson Nutrition Co., Class A		28,320	1,237,584
Natura Cosmeticos SA	BR	20,200	421,288

			1,658,872

PHARMACEUTICALS – 5.4%
Johnson & Johnson		124,600	8,025,486
Merck & Co., Inc.		255,165	9,323,729
Pfizer, Inc.		185,660	3,377,155

			20,726,370

PROFESSIONAL SERVICES – 0.2%
The Dun & Bradstreet Corp.		9,300	784,641

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.0%
Brookfield Asset Management, Inc.	CA	81,900	$1,816,542
Hang Lung Group, Ltd.	HK	391,900	1,935,641

			3,752,183

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.5%
Texas Instruments, Inc.		224,565	5,852,164

SOFTWARE – 2.5%
Activision Blizzard, Inc.*		156,600	1,739,826
Microsoft Corp.		253,800	7,738,362

			9,478,188

SPECIALTY RETAIL – 2.0%
Bed Bath & Beyond, Inc.*		122,690	4,739,515
CarMax, Inc.*		124,717	3,024,387

			7,763,902

TOBACCO – 0.9%
Philip Morris International, Inc.		68,748	3,312,966

TRANSPORTATION – 1.0%
China Merchants Holdings International Co., Ltd.	HK	993,591	3,205,260
Cosco Pacific Ltd.	BM	547,916	696,757

			3,902,017

	Country Code**	Shares	Value

TRANSPORTATION INFRASTRUCTURE – 0.1%
LLX Logistica SA*	BR	41,700	$242,152

Total Common Stocks (Cost $299,960,562)			363,013,867

		Principal Amount (000)
CORPORATE DEBT OBLIGATIONS – 0.3%
AUTOMOBILES – 0.3%
	Harley-Davidson, Inc. 15.00%, 2/1/14 (Cost $1,000,000)	$1,000	1,224,015

SHORT TERM INVESTMENTS – 4.8%
COMMERCIAL PAPER (2) – 4.8%
	San Paolo IMI U.S. Financial Co. 0.13%, 1/4/10	7,000	6,999,924
	Three Pillars Funding (1) 0.30%, 1/4/10	11,164	11,163,721

	Total Short Term Investments (Amortized cost $18,163,645)		18,163,645

TOTAL INVESTMENTS – 100.0%
	(Cost $319,124,207)		382,401,527
	Other assets less liabilities – 0.0% +		188,079

	NET ASSETS – 100.0%		$382,589,606

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Eligible for resale under rule 144A or exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $11,280,583, representing 2.9% of net assets.
(2)	Interest rates represent annualized yield at date of purchase.

ADR	American Depositary Receipt

AN	Netherlands Antilles
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

CN	China
GB	Great Britain
HK	Hong Kong
KY	Cayman Islands
MX	Mexico
NL	Netherlands

(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Air Freight & Logistics	$1,981,560	$—	$—	$1,981,560
Automobiles	4,041,223	—	—	4,041,223
Beverages	6,920,693	4,126,227	—	11,046,920
Capital Markets	18,162,543	—	—	18,162,543
Chemicals	2,854,352	—	—	2,854,352
Commercial Banks	16,272,622	1,804,250	—	18,076,872
Commercial Services & Supplies	6,872,394	—	—	6,872,394
Computers & Peripherals	6,081,786	—	—	6,081,786
Construction Materials	2,605,440	—	—	2,605,440
Consumer Finance	15,418,873	—	—	15,418,873
Containers & Packaging	8,036,239	—	—	8,036,239
Diversified Consumer Services	2,174,031	—	—	2,174,031
Diversified Financial Services	12,322,144	—	—	12,322,144
Electrical Equipment	1,598,479	—	—	1,598,479
Electronic Equipment & Instruments	4,644,488	—	—	4,644,488
Energy Equipment & Services	3,169,750	—	—	3,169,750
Food & Staples Retailing	25,542,843	—	—	25,542,843
Food Products	863,255	—	—	863,255
Health Care Equipment & Supplies	4,460,999	—	—	4,460,999
Health Care Providers & Services	9,227,939	—	—	9,227,939
Household Durables	—	665,004	—	665,004
Household Products	5,546,129	—	—	5,546,129
Independent Power Producers & Energy Traders	452,008	—	—	452,008
Industrial Conglomerates	2,939,390	—	—	2,939,390
Insurance	43,501,414	—	—	43,501,414
Internet & Catalog Retail	2,498,595	—	—	2,498,595
Internet Software & Services	6,489,951	—	—	6,489,951
Machinery	858,511	—	—	858,511
Marine	—	3,116,211	—	3,116,211
Media	15,124,281	—	—	15,124,281
Metals & Mining	—	3,401,722	—	3,401,722

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Oil, Gas & Consumable Fuels	$55,609,410	$2,904,751	$—	$58,514,161
Paper & Forest Products	3,134,043	116,862	—	3,250,905
Personal Products	1,658,872	—	—	1,658,872
Pharmaceuticals	20,726,370	—	—	20,726,370
Professional Services	784,641	—	—	784,641
Real Estate Management & Development	1,816,542	1,935,641	—	3,752,183
Semiconductors & Semiconductor Equipment	5,852,164	—	—	5,852,164
Software	9,478,188	—	—	9,478,188
Specialty Retail	7,763,902	—	—	7,763,902
Tobacco	3,312,966	—	—	3,312,966
Transportation	—	3,902,017	—	3,902,017
Transportation Infrastructure	242,152	—	—	242,152

Total Common Stocks	341,041,182	21,972,685	—	363,013,867

Corporate Debt Obligations
Automobiles	—	1,224,015	—	1,224,015
Short Term Investments
Commercial Paper	—	18,163,645	—	18,163,645

Total Investments	341,041,182	41,360,345	—	382,401,527

Total	$341,041,182	$41,360,345	$—	$382,401,527

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.3%
AEROSPACE & DEFENSE – 1.6%
BE Aerospace, Inc.*		65,325	$1,535,137
Ceradyne, Inc.*		19,562	375,786
Cubic Corp.		4,644	173,221
DynCorp International, Inc.*		20,494	294,089
Gencorp, Inc.*		23,154	162,078
Triumph Group, Inc.		8,219	396,567

			2,936,878

AIR FREIGHT & LOGISTICS – 0.8%
Atlas Air Worldwide Holdings, Inc.*		3,822	142,370
HUB Group, Inc.*		48,803	1,309,384

			1,451,754

AIRLINES – 0.6%
Allegiant Travel Co.*		5,240	247,171
Hawaiian Holdings, Inc.*		33,458	234,206
Pinnacle Airlines Corp.*		7,240	49,811
Republic Airways Holdings, Inc.*		24,433	180,560
SkyWest, Inc.		19,163	324,238

			1,035,986

AUTO COMPONENTS – 0.4%
ATAC, Technology Corp.*		13,238	315,726
Cooper Tire & Rubber Co.		10,654	213,613
Spartan Motors, Inc.		5,493	30,926
Standard Motor Products, Inc.*		7,126	60,713
Superior Industries International, Inc.		4,436	67,871

			688,849

BEVERAGES – 0.1%
Cott Corp.*	CA	22,834	187,239

BIOTECHNOLOGY – 1.4%
Acorda Therapeutics, Inc.*		24,565	619,529
Cubist Pharmaceuticals, Inc.*		2,410	45,718
Martek Biosciences Corp.*		16,829	318,741

	Country Code**	Shares	Value

PDL BioPharma, Inc.		43,603	$299,116
Savient Pharmaceuticals, Inc.*		75,298	1,024,806
Sinovac Biotech, Ltd.*	AG	27,026	171,075

			2,478,985

BUILDING PRODUCTS – 0.5%
Aaon, Inc.		6,923	134,929
Ameron International Corp.		4,993	316,856
Apogee Enterprises, Inc.		20,791	291,074
NCI Building Systems, Inc.*		19,012	34,412
Universal Forest Products, Inc.		2,580	94,970

			872,241

CAPITAL MARKETS – 3.8%
Apollo Investment Corp.		20,614	196,451
Ares Capital Corp.		9,927	123,591
BGC Partners, Inc.		19,536	90,256
BlackRock Kelso Capital Corp.		6,926	59,010
Fifth Street Finance Corp.		17,660	189,668
Gladstone Capital Corp.		15,650	120,505
Gladstone Investment Corp.		10,644	48,537
Hercules Technology Growth Capital, Inc.		27,400	284,686
Investment Technology Group, Inc.*		4,810	94,757
Knight Capital Group, Inc.*		85,753	1,320,596
MCG Capital Corp.*		24,761	106,968
MF Global, Ltd.*	BM	117,014	813,247
NGP Capital Resources Co.		7,126	57,934
Oppenheimer Holdings, Inc., Class A		3,822	126,967
optionsXpress Holdings, Inc.		43,720	675,474
PennantPark Investment Corp.		15,769	140,659
Penson Worldwide, Inc.*		13,842	125,409
Prospect Capital Corp.		27,061	319,590

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Rodman & Renshaw Capital Group, Inc.*		26,976	$110,602
Stifel Financial Corp.*		23,004	1,362,757
TICC Capital Corp.		12,430	75,202
Tradestation Group, Inc.*		16,361	129,088
Triangle Capital Corp.		4,236	51,213
W.P. Carey & Co., LLC		5,170	142,951
Waddell & Reed Financial, Inc., Class A		6,469	197,563

			6,963,681

CHEMICALS – 1.9%
Ashland, Inc.		8,043	318,664
Cabot Corp.		2,280	59,804
Cytec Industries, Inc.		17,764	646,965
Hawkins, Inc.		6,381	139,297
Innophos Holdings, Inc.		18,755	431,177
Innospec, Inc.		3,618	36,506
KMG Chemicals, Inc.		4,132	61,773
Koppers Holdings, Inc.		1,040	31,657
LSB Industries, Inc.*		10,411	146,795
Minerals Technologies, Inc.		6,923	377,096
NewMarket Corp.		2,786	319,749
Omnova Solutions, Inc.*		15,604	95,652
PolyOne Corp.*		24,072	179,818
Schulman A, Inc.		13,043	263,208
Spartech Corp.		10,864	111,465
Stepan Chemical Co.		1,991	129,037
W.R. Grace & Co.*		8,822	223,638

			3,572,301

COMMERCIAL BANKS – 2.6%
Alliance Financial Corp.		1,991	54,056
Banco Latinoamericano de Comercio Exterior SA, Class E	PA	16,121	224,082
Banco Macro SA ADR	AR	7,717	229,658
Bancolombia SA ADR	CO	5,474	249,122
Bank Of Marin Bancorp		1,991	64,827
BBVA Banco Frances SA ADR	AR	7,854	49,402
Cass Information Systems, Inc.		551	16,750
Century Bancorp, Inc., Class A		2,280	50,228
Hancock Holding Co.		22,728	995,259

	Country Code**	Shares	Value

IBERIABANK Corp.		14,718	$791,976
International Bancshares Corp.		20,259	383,503
National Bankshares, Inc.		1,756	49,677
Northrim Bancorp, Inc.		3,318	56,008
Oriental Financial Group	PR	29,099	314,269
Santander Bancorp*	PR	6,358	78,076
Sterling Bancshares, Inc.		114,997	589,935
The First of Long Island Corp.		2,309	58,302
Westamerica Bancorporation		9,454	523,468

			4,778,598

COMMERCIAL SERVICES & SUPPLIES – 3.0%
American Reprographics Co.*		30,269	212,186
Comfort Systems USA, Inc.		24,647	304,144
Consolidated Graphics, Inc.*		3,254	113,955
Courier Corp.		768	10,944
Deluxe Corp.		22,072	326,445
EnergySolutions, Inc.		63,632	540,236
Ennis, Inc.		6,842	114,877
G&K Services, Inc.		6,484	162,943
Herman Miller, Inc.		15,664	250,311
M&F Worldwide Corp.*		3,254	128,533
North American Galvanizing & Coatings, Inc.*		11,138	54,019
Pike Electric Corp.*		8,678	80,532
R.R. Donnelley & Sons Co.		19,226	428,163
Resources Global Professionals*		18,693	396,665
School Specialty, Inc.*		18,432	431,125
Spherion Corp.*		14,847	83,440
Team, Inc.*		6,512	122,491
Teletech Holdings, Inc.*		23,208	464,856
The Brink’s Co.		6,028	146,722
VSE Corp.		2,480	111,798
Waste Connections, Inc.*		25,606	853,704

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Watson Wyatt Worldwide, Inc.		4,539	$215,693

			5,553,782

COMMUNICATIONS EQUIPMENT – 3.7%
Adtran, Inc.		9,581	216,052
Arris Group, Inc.*		113,027	1,291,899
Black Box Corp.		6,974	197,643
Blue Coat Systems, Inc.*		75,224	2,146,893
Comtech Telecommunications Corp.*		31,194	1,093,350
Dycom Industries, Inc.*		28,118	225,787
Interdigital, Inc.*		6,512	172,828
Ituran Location and Control Ltd.	IL	3,932	50,487
NETGEAR, Inc.*		8,337	180,829
Oplink Communications, Inc.*		4,320	70,805
Plantronics, Inc.		11,900	309,162
Polycom, Inc.*		27,709	691,894
Sierra Wireless, Inc.*	CA	19,980	211,788

			6,859,417

COMPUTERS & PERIPHERALS – 1.3%
China Digital TV Holding Co., Ltd. ADR	KY	8,475	51,613
Diebold, Inc.		3,318	94,397
NCR Corp.*		12,598	140,216
QLogic Corp.*		22,213	419,159
Rimage Corp*		2,994	51,916
Stec, Inc.*		14,970	244,610
Synaptics, Inc.*		42,904	1,315,007

			2,316,918

CONSTRUCTION & ENGINEERING – 1.0%
EMCOR Group, Inc.*		16,570	445,733
Michael Baker Corp.*		5,713	236,518
Primoris Services Corp.		6,926	55,200
Sterling Construction Co., Inc.*		5,898	113,124
Tutor Perini Corp.*		54,591	987,005

			1,837,580

CONSTRUCTION MATERIALS – 0.5%
Eagle Materials, Inc.		34,241	891,978

	Country Code**	Shares	Value

CONSUMER FINANCE – 1.3%
Advance America Cash Advance Centers, Inc.		37,875	$210,585
Cash America International, Inc.		12,645	442,069
EZCORP, Inc., Class A*		21,831	375,712
First Cash Financial Services, Inc.*		17,350	384,996
Nelnet, Inc., Class A		16,891	291,032
The Student Loan Corp.		2,180	101,523
World Acceptance Corp.*		15,464	554,075

			2,359,992

CONTAINERS & PACKAGING – 1.1%
AEP Industries, Inc.*		4,460	170,729
Boise, Inc.*		21,178	112,455
Bway Holding Co.*		9,323	179,188
Myers Industries, Inc.		13,089	119,110
Packaging Corp of America		51,474	1,184,417
Rock-Tenn Co.		6,231	314,104

			2,080,003

DISTRIBUTORS – 0.1%
Core-mark Holding Co., Inc.*		6,310	207,978

DIVERSIFIED CONSUMER SERVICES – 1.3%
Capella Education Co.*		18,205	1,370,836
Career Education Corp.*		5,998	139,813
Corinthian Colleges, Inc.*		13,518	186,143
Hillenbrand, Inc.		2,248	42,352
Jackson Hewitt Tax Service, Inc.*		20,254	89,118
Lincoln Educational Services Corp.*		4,980	107,917
Pre-Paid Legal Services, Inc.*		3,792	155,775
Steiner Leisure, Ltd.*	BS	6,952	276,412

			2,368,366

DIVERSIFIED FINANCIAL SERVICES – 1.4%
Encore Capital Group, Inc.*		6,612	115,049

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Lender Processing Services, Inc.		18,543	$753,958
MSCI, Inc., Class A*		38,976	1,239,437
Portfolio Recovery Associates, Inc.*		8,398	376,902

			2,485,346

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.3%
Atlantic Tele-network, Inc.		1,051	57,816
Cincinnati Bell, Inc.*		120,601	416,073
HickoryTech Corp.		5,998	52,962
Nortel Inversora SA ADR*	AR	3,418	51,270

			578,121

ELECTRIC UTILITIES – 1.0%
Cleco Corp.		15,657	427,906
Companhia Paranaense de Energia-Copel ADR	BR	21,786	467,310
El Paso Electric Co.*		11,043	223,952
Empresa Distribuidora y Comercializadora Norte SA ADR*	AR	6,926	54,715
Westar Energy, Inc.		29,592	642,738

			1,816,621

ELECTRICAL EQUIPMENT – 2.0%
AZZ, Inc.*		7,494	245,054
Encore Wire Corp.		11,481	241,905
EnerSys*		16,036	350,707
GT Solar International, Inc.*		33,127	184,186
Harbin Electric, Inc.*		22,320	458,453
Hubbell, Inc., Class B		9,096	430,241
Powell Industries, Inc.*		9,751	307,449
Regal-Beloit Corp.		15,992	830,624
Smith A O Corp.		4,820	209,140
Thomas & Betts Corp.*		11,008	393,976

			3,651,735

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.6%
Anixter International, Inc.*		4,506	212,233
Benchmark Electronics, Inc.*		22,997	434,873
Cogent, Inc.*		10,948	113,750

	Country Code**	Shares	Value

Insight Enterprises, Inc.*		20,113	$229,690
Multi Fineline Electronix, Inc.*		13,665	387,676
PC Connection, Inc.*		1,288	8,694
PC Mall, Inc.*		7,440	38,837
ScanSource, Inc.*		10,779	287,799
Spectrum Control, Inc.*		6,412	60,722
SYNNEX Corp.*		12,295	376,965
Tech Data Corp.*		10,019	467,487
Technitrol, Inc.		11,572	50,685
TTM Technologies, Inc.*		22,338	257,557

			2,926,968

ENERGY EQUIPMENT & SERVICES – 2.0%
Acergy SA ADR	LU	29,098	454,220
Basic Energy Services, Inc.*		12,200	108,580
Bolt Technology Corp*		4,767	52,532
Cal Dive International, Inc.*		26,157	197,747
Compagnie Generale De Geophysique-Veritas ADR*	FR	9,526	202,427
Complete Production Services, Inc.*		14,980	194,740
Dawson Geophysical Co.*		4,455	102,955
Geokinetics, Inc.*		5,574	53,622
Gulfmark Offshore, Inc.*		10,593	299,888
Matrix Service Co.*		11,668	124,264
Oil States International, Inc.*		11,265	442,602
Pioneer Drilling Co.*		13,124	103,680
Rowan Cos., Inc.*		6,242	141,319
SEACOR Holdings, Inc.*		4,452	339,465
T-3 Energy Services, Inc.*		7,219	184,084
TGC Industries, Inc.*		11,048	43,198
Tidewater, Inc.		6,246	299,496
Willbros Group, Inc.*		21,535	363,295

			3,708,114

EXCHANGE TRADED FUNDS – 0.0% +
ASA Ltd.	BM	149	11,540

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD & STAPLES RETAILING – 0.2%
Nash Finch Co.		2,491	$92,391
The Pantry, Inc.*		9,648	131,117
Weis Markets, Inc.		3,767	136,968

			360,476

FOOD PRODUCTS – 1.1%
Agria Corp. ADR*	KY	17,460	54,650
American Italian Pasta Co.*		6,125	213,089
Cal-Maine Foods, Inc.		4,810	163,925
Darling International, Inc.*		34,950	292,881
Fresh Del Monte Produce, Inc.*	KY	4,436	98,036
J & J Snack Foods Corp.		1,541	61,578
Lancaster Colony Corp.		3,713	184,536
Overhill Farms, Inc.*		8,368	40,668
TreeHouse Foods, Inc.*		23,044	895,490

			2,004,853

GAS UTILITIES – 1.0%
AGL Resources, Inc.		11,089	404,416
Atmos Energy Corp.		13,816	406,190
Chesapeake Utilities Corp.		1,051	33,684
New Jersey Resources Corp.		9,414	352,084
Nicor, Inc.		4,920	207,132
Southwest Gas Corp.		11,466	327,125
The Laclede Group, Inc.		3,044	102,796

			1,833,427

HEALTH CARE EQUIPMENT & SUPPLIES – 4.2%
American Medical Systems Holdings, Inc.*		15,171	292,649
Atrion Corp.		945	147,155
Dexcom, Inc.*		5,300	42,824
Greatbatch, Inc.*		26,758	514,556
Hill-Rom Holdings, Inc.		14,857	356,419
Integra Lifesciences Holdings Corp.*		18,952	697,055
Invacare Corp.		13,122	327,263
Kensey Nash Corp.*		7,599	193,774
Kinetic Concepts, Inc.*		8,766	330,040
Masimo Corp.*		13,778	419,127

	Country Code**	Shares	Value

Merit Medical Systems, Inc.*		22,094	$426,193
Natus Med, Inc.*		24,308	359,515
NuVasive, Inc.*		35,960	1,150,001
Orthofix International*	AN	16,441	509,178
Quidel Corp.*		11,272	155,328
Sirona Dental Systems, Inc.*		2,248	71,351
STERIS Corp.		12,538	350,688
Surmodics, Inc.*		4,013	90,935
Symmetry Medical, Inc.*		20,109	162,079
Thoratec Corp.*		13,500	363,420
Utah Medical Products, Inc.		1,856	54,418
Volcano Corp.*		38,076	661,761
Young Innovations, Inc.		1,966	48,717

			7,724,446

HEALTH CARE PROVIDERS & SERVICES – 7.4%
Alliance Imaging, Inc.*		6,095	34,802
Allied Healthcare International, Inc.*		17,784	51,751
Amedisys, Inc.*		7,166	347,981
America Service Group, Inc.		7,707	122,310
American Dental Partners, Inc.*		3,718	47,962
AMN Healthcare Services, Inc.*		16,320	147,859
AmSurg Corp.*		18,622	410,056
Centene Corp.*		19,792	418,997
Chemed Corp.		6,653	319,144
Community Health Systems, Inc.*		4,919	175,116
Continucare Corp.*		17,046	74,491
Corvel Corp.*		1,288	43,200
Emergency Medical Services Corp., Class A*		6,024	326,200
Genoptix, Inc.*		21,176	752,383
Gentiva Health Services, Inc.*		15,779	426,191
Health Management Associates, Inc., Class A*		240,676	1,749,715
HEALTHSOUTH Corp.*		16,980	318,715

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Healthspring, Inc.*		30,991	$545,752
Healthways, Inc.*		7,996	146,647
HMS Holdings Corp.*		14,258	694,222
inVentiv Health, Inc.*		14,195	229,533
Kindred Healthcare, Inc.*		5,452	100,644
LHC Group, Inc.*		12,027	404,228
LifePoint Hospitals, Inc.*		8,138	264,566
Lincare Holdings, Inc.*		12,573	466,710
Magellan Health Services, Inc.*		9,232	376,019
MEDNAX, Inc.*		19,367	1,164,150
Metropolitan Health Networks, Inc.*		24,276	48,309
Molina Healthcare, Inc.*		14,270	326,355
Nighthawk Radiology Holdings, Inc.*		18,228	82,573
NovaMed, Inc.*		11,886	46,118
Odyssey Healthcare, Inc.*		21,584	336,279
Pharmerica Corp.*		19,399	308,056
PSS World Medical, Inc.*		348	7,854
Rehabcare Group, Inc.*		14,138	430,219
Res-Care, Inc.*		9,066	101,539
Sun Healthcare Group, Inc.*		83,305	763,907
The Ensign Group, Inc.		3,032	46,602
Triple-S Management Corp., Class B*	PR	16,726	294,378
U.S. Physical Therapy, Inc.*		7,398	125,248
Universal Health Services, Inc., Class B		5,794	176,717
VCA Antech, Inc.*		4,295	107,031
Virtual Radiologic Corp.*		3,932	50,172
WellCare Health Plan, Inc.*		5,634	207,106

			13,617,807

HEALTH CARE TECHNOLOGY – 0.3%
MedAssets, Inc.*		28,158	597,231

HOTELS, RESTAURANTS & LEISURE – 2.9%
AFC Enterprises*		7,519	61,355
Ambassadors Group, Inc.		7,187	95,515

	Country Code**	Shares	Value

Ameristar Casinos, Inc.		66,515	$1,013,023
Bally Technologies, Inc.*		27,015	1,115,449
Carrols Restaurant Group, Inc.*		7,026	49,674
CEC Entertainment, Inc.*		11,319	361,303
Chipotle Mexican Grill, Inc., Class A*		6,580	580,093
International Speedway Corp., Class A		1,966	55,933
Jack In The Box, Inc.*		53,969	1,061,570
P.F. Chang’s China Bistro, Inc.*		10,536	399,420
Papa John’s International, Inc.*		13,359	312,066
Speedway Motorsports, Inc.		8,424	148,431
The Cheesecake Factory, Inc.*		5,374	116,025

			5,369,857

HOUSEHOLD DURABLES – 0.6%
American Greetings Corp.		7,026	153,097
Blyth, Inc.		6,502	219,247
CSS Industries, Inc.		2,580	50,155
Helen of Troy, Ltd.*	BM	4,436	108,505
Kid Brands, Inc.*		8,992	39,385
La-Z-Boy, Inc.*		11,572	110,281
National Presto Industries, Inc.		3,236	353,468
Tempur-Pedic International, Inc.*		6,482	153,170

			1,187,308

HOUSEHOLD PRODUCTS – 0.1%
Central Garden And Pet Co., Class A*		26,745	265,845

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
Calpine Corp.*		2,200	24,200
Mirant Corp.*		21,134	322,716

			346,916

INDUSTRIAL CONGLOMERATES – 0.3%
Carlisle Cos., Inc.		10,516	360,278
Tredegar Corp.		16,768	265,270

			625,548

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INSURANCE – 5.0%
Allied World Assurance Holdings, Ltd.	BM	5,972	$275,130
American Physicians Capital, Inc.		6,923	209,905
American Physicians Service Group, Inc.		1,856	42,818
American Safety Insurance Holdings, Ltd.*	BM	3,418	49,390
Amerisafe, Inc.*		16,753	301,051
Amtrust Financial Services, Inc.		19,325	228,422
Argo Group International Holdings, Inc.*	BM	7,731	225,281
Aspen Insurance Holdings, Ltd.	BM	14,079	358,311
CNA Surety Corp.*		11,045	164,460
Conseco, Inc.*		62,072	310,360
EMC Insurance Group, Inc.		2,380	51,194
Employers Holdings, Inc.		12,434	190,738
Endurance Specialty Holdings, Ltd.	BM	10,293	383,208
Enstar Group, Ltd.*	BM	3,011	219,863
FBL Financial Group, Inc.		8,164	151,197
First Mercury Financial Corp.		10,931	149,864
Flagstone Reinsurance Holdings Ltd.	BM	18,184	198,933
FPIC Insurance Group, Inc.*		4,212	162,668
Greenlight Capital Re, Ltd., Class A*	KY	9,306	219,342
Hanover Insurance Group, Inc.		31,079	1,380,840
Harleysville Group, Inc.		4,420	140,512
Infinity Property & Casualty Corp.		7,147	290,454
Life Partners Holdings, Inc.		10,469	221,838
MBIA, Inc.*		26,816	106,728
Mercer Insurance Group, Inc.		2,894	52,584
Mercury General Corp.		4,132	162,222
Montpelier Re Holdings Ltd.	BM	17,670	306,044
National Interstate Corp.		1,799	30,511

	Country Code**	Shares	Value

National Western Life Insurance Co.		615	$106,776
OneBeacon Insurance Group, Ltd.	BM	8,054	110,984
Platinum Underwriters Holdings, Ltd.	BM	10,834	414,834
PMA Capital Corp.*		11,712	73,786
ProAssurance Corp.*		7,524	404,114
Safety Insurance Group, Inc.		8,728	316,216
SeaBright Insurance Holdings, Inc.*		4,336	49,821
StanCorp Financial Group, Inc.		10,111	404,642
Unitrin, Inc.		14,102	310,949
Universal Insurance Holdings, Inc.		18,698	109,757
Validus Holdings Ltd.	BM	13,603	366,465

			9,252,212

INTERNET & CATALOG RETAIL – 0.4%
HSN, Inc.*		7,932	160,147
NutriSystem, Inc.		5,698	177,607
Ticketmaster Entertainment, Inc.*		37,921	463,394

			801,148

INTERNET SOFTWARE & SERVICES – 2.2%
Divx, Inc.*		4,492	25,335
Earthlink, Inc.		39,529	328,486
GigaMedia Ltd.*	SG	62,520	204,440
j2 Global Communications, Inc.*		49,894	1,015,343
Perficient, Inc.*		5,983	50,437
S1 Corp.*		31,150	203,098
Saba Software, Inc.*		12,924	53,505
SkillSoft PLC ADR*	IE	15,387	161,256
Sohu.com, Inc.*		2,720	155,802
SonicWall, Inc.*		21,584	164,254
United Online, Inc.		29,668	213,313
Valueclick, Inc.*		30,897	312,678
VistaPrint NV*	NL	16,420	930,357
Web.com Group, Inc.*		4,114	26,864
Websense, Inc.*		9,435	164,735

			4,009,903

IT SERVICES – 4.0%
Acxiom Corp.*		41,443	556,165
Broadridge Financial Solutions, Inc.		19,002	428,685

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CACI International, Inc., Class A*		24,514	$1,197,509
Convergys Corp.*		26,684	286,853
CSG Systems International, Inc.*		17,375	331,689
DST Systems, Inc.*		7,597	330,849
Forrester Research, Inc.*		3,962	102,814
Gartner, Inc.*		19,306	348,280
Global Cash Access Holdings, Inc.*		29,161	218,416
iGATE Corp.		8,015	80,150
Ness Technologies, Inc.*		18,288	89,611
NeuStar, Inc., Class A*		53,985	1,243,814
Patni Computer Systems Ltd. ADR	IN	11,728	239,838
Satyam Computer Services, Ltd. ADR*	IN	39,775	183,363
SYKES Enterprises, Inc.*		7,401	188,504
Syntel, Inc.		3,772	143,449
Telvent GIT SA	ES	5,170	201,527
TNS, Inc.*		10,557	271,209
Unisys Corp.*		7,764	299,380
Virtusa Corp.*		18,712	169,531
Wright Express Corp.*		11,997	382,224

			7,293,860

LEISURE EQUIPMENT & PRODUCTS – 0.7%
Polaris Industries, Inc.		4,288	187,086
Pool Corp.		38,965	743,452
Smith & Wesson Holding Corp.*		9,026	36,916
Sport Supply Group, Inc.		5,274	66,400
Sturm Ruger & Co., Inc.		28,629	277,701

			1,311,555

LIFE SCIENCES TOOLS & SERVICES – 0.5%
Bruker Corp.*		7,240	87,315
Cambrex Corp.*		18,912	105,529
EResearch Technology, Inc.*		31,025	186,460
Harvard Bioscience, Inc.*		13,852	49,452
Icon PLC ADR*	IE	8,992	195,396
Kendle International, Inc.*		14,756	270,182

			894,334

	Country Code**	Shares	Value

MACHINERY – 3.8%
Altra Holdings, Inc.*		7,518	$92,847
American Railcar Industries, Inc.		4,760	52,455
Ampco-Pittsburgh Corp.		5,821	183,536
Chart Industries, Inc.*		17,959	297,221
Colfax Corp.*		23,176	279,039
DXP Enterprises, Inc.*		3,972	51,914
EnPro Industries, Inc.*		20,029	528,966
Force Protection, Inc.*		22,644	117,975
FreightCar America, Inc.		15,137	300,167
Gardner Denver, Inc.		36,013	1,532,353
Graco, Inc.		34,370	981,951
Harsco Corp.		3,694	119,058
K-tron International, Inc.*		547	59,481
Lincoln Electric Holdings, Inc.		4,101	219,239
Mueller Industries, Inc.		15,949	396,173
Oshkosh Corp.		1,756	65,025
Portec Rail Products, Inc.		5,474	58,627
The Timken Co.		8,124	192,620
Toro Co.		7,725	322,982
Wabtec Corp.		22,933	936,584
Watts Water Technologies, Inc., Class A		4,810	148,725

			6,936,938

MARINE – 0.2%
Kirby Corp.*		3,492	121,626
Safe Bulkers, Inc.	MH	18,919	165,731

			287,357

MEDIA – 0.8%
Belo Corp., Class A		7,804	42,454
CTC Media, Inc.*		6,842	101,946
Entercom Communications Corp., Class A*		5,998	42,406
Gannett Co., Inc.		6,198	92,040
Harte-Hanks, Inc.		13,608	146,694
Jon Wiley & Sons, Inc.		5,434	227,576
Journal Communications, Inc.		11,786	45,848
Lee Enterprises, Inc.*		30,898	107,216
Mediacom Communications Corp., Class A*		8,934	39,935

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

National CineMedia, Inc.		4,840	$80,199
Scholastic Corp.		9,107	271,662
Sinclair Broadcast Group, Inc.*		32,218	129,838
Valassis Communications, Inc.*		3,982	72,711
Value Line, Inc.		1,652	41,482

			1,442,007

METALS & MINING – 1.2%
Century Aluminum Co.*		29,083	470,854
Compass Minerals International, Inc.		17,813	1,196,855
Gibraltar Industries, Inc.*		7,340	115,458
Mesabi Trust		3,492	44,698
Redcorp Ventures Ltd.* (1)	CA	91,400	437
Thompson Creek Metals Co., Inc.*	CA	27,698	324,621

			2,152,923

MULTI-LINE RETAIL – 0.6%
Big Lots, Inc.*		10,835	313,998
Saks, Inc.*		130,526	856,251

			1,170,249

MULTI-UTILITIES – 0.6%
Avista Corp.		10,049	216,958
NorthWestern Corp.		31,304	814,530

			1,031,488

OIL, GAS & CONSUMABLE FUELS – 2.5%
China Integrated Energy, Inc.*		7,026	49,463
CVR Energy, Inc.*		25,596	175,589
Dominion Resources Black Warrior Trust		3,518	50,483
Encore Aquisition Co.*		1,301	62,474
Gulfport Energy Corp.*		12,814	146,720
Holly Corp.		44,733	1,146,507
Inergy LP		20,794	741,930
MarkWest Energy Partners LP		45,309	1,326,195

	Country Code**	Shares	Value

Pengrowth Energy Trust	CA	8,697	$83,752
PrimeEnergy Corp.*		1,242	45,196
Provident Energy Trust	CA	9,092	61,098
Ship Finance International Ltd.	BM	3,822	52,094
Stone Energy Corp.*		3,318	59,890
Teekay Tankers Ltd., Class A	MH	16,077	137,137
World Fuel Services Corp.		14,100	377,739

			4,516,267

PAPER & FOREST PRODUCTS – 0.3%
Buckeye Technologies, Inc.*		20,564	200,705
Clearwater Paper Corp.*		3,488	191,735
Domtar Corp.*		1,726	95,638
KapStone Paper and Packaging Corp.*		12,924	127,301

			615,379

PERSONAL PRODUCTS – 0.4%
American Oriental Bioengineering, Inc.*		28,800	133,920
Herbalife, Ltd.	KY	11,304	458,603
Prestige Brands Holdings, Inc.*		26,466	208,023

			800,546

PHARMACEUTICALS – 1.2%
Biovail Corp.	CA	13,942	194,630
Cornerstone Therapeutics, Inc.*		8,992	54,851
Endo Pharmaceuticals Holding, Inc.*		8,022	164,531
Impax Laboratories, Inc.*		10,848	147,533
Indevus Pharmaceuticals, Inc.		600	—
King Pharmaceuticals, Inc.*		19,911	244,308
KV Pharmaceutical Co., Class A*		24,276	89,093
Medicis Pharmaceutical Corp., Class A		6,706	181,397
Par Pharmaceutical Cos., Inc.*		4,162	112,624
Perrigo Co.		11,094	441,985

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Questcor Pharmaceuticals, Inc.*		60,806	$288,829
Valeant Pharmaceuticals International*		10,374	329,789

			2,249,570

PROFESSIONAL SERVICES – 0.0% +
GP Strategies Corp.*		6,926	52,153

REAL ESTATE INVESTMENT TRUSTS – 5.1%
Agree Realty Corp.		4,371	101,801
Associated Estates Realty Corp.		5,474	61,692
CapitalSource, Inc.		78,254	310,668
CBL & Associates Properties, Inc.		15,344	148,376
Chimera Investment Corp.		171,568	665,684
DiamondRock Hospitality Co.		15,817	133,970
Digital Realty Trust, Inc.		25,800	1,297,224
Equity Lifestyle Properties, Inc.		4,202	212,075
Forestar Real Estate Group, Inc.*		16,367	359,747
Hatteras Financial Corp.		30,694	858,204
Home Properties, Inc.		9,531	454,724
Hospitality Properties Trust		5,060	119,973
HRPT Properties Trust		7,650	49,496
Kilroy Realty Corp.		3,518	107,897
LaSalle Hotel Properties		8,268	175,530
Liberty Property Trust		1,552	49,680
LTC Properties, Inc.		17,770	475,347
Mack-Cali Realty Corp.		6,252	216,132
Mid America Apartment Communities, Inc.		31,598	1,525,551
Monmouth Real Estate Investment Corp., Class A		7,240	53,866
National Health Investors, Inc.		7,360	272,246
Nationwide Health Properties, Inc.		1,652	58,117
Newcastle Investment Corp.*		14,880	31,099

	Country Code**	Shares	Value

Realty Income Corp.		392	$10,157
Starwood Property Trust, Inc.		29,742	561,826
Tanger Factory Outlet Centers, Inc.		20,266	790,171
Walter Investment Management Corp.		20,778	297,749

			9,399,002

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
E-House China Holdings Ltd. ADS*	KY	10,577	191,655
FirstService Corp.*	CA	2,380	45,506

			237,161

ROAD & RAIL – 1.2%
Avis Budget Group, Inc.*		37,749	495,267
Dollar Thrifty Automotive Group*		12,769	327,014
Old Dominion Freight Line*		43,531	1,336,402

			2,158,683

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.2%
Amkor Technology, Inc.*		7,440	53,270
Atheros Communications*		30,945	1,059,557
Himax Technologies, Inc. ADR	KY	44,364	122,888
Mellanox Technologies Ltd.*	IL	4,310	81,287
Micrel, Inc.		30,617	251,059
Netlogic Microsystems, Inc.*		21,578	998,198
Semtech Corp.*		58,849	1,001,022
Sigma Designs, Inc.*		12,345	132,092
Silicon Motion Technology Corp. ADR*	KY	8,242	28,105
Skyworks Solutions, Inc.*		64,724	918,434
Tessera Technologies, Inc.*		8,620	200,587
Varian Semiconductor Equipment Associates, Inc.*		26,650	956,202

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Volterra Semiconductor Corp.*		7,240	$138,429

			5,941,130

SOFTWARE – 4.0%
Actuate Corp.*		27,392	117,238
Blackboard, Inc.*		9,470	429,843
Changyou.com Ltd. ADR*	KY	1,552	51,542
Compuware Corp.*		38,553	278,738
Concur Technologies, Inc.*		14,131	604,100
Double-take Software, Inc.*		7,024	70,170
FactSet Research Systems, Inc.		18,549	1,221,823
Fair Issac Corp.		18,683	398,135
Fortinet, Inc.*		3,518	61,811
Giant Interactive Group, Inc. ADR	KY	16,601	116,539
i2 Technologies, Inc.*		10,831	207,089
Informatica Corp.*		12,690	328,164
Jack Henry & Associates, Inc.		6,411	148,222
JDA Software Group, Inc.*		6,182	157,456
Manhattan Associates, Inc.*		13,743	330,244
MICROS Systems, Inc.*		3,478	107,922
Microstrategy, Inc.*		4,696	441,518
Monotype Imaging Holdings, Inc.*		6,412	57,900
Net 1 UEPS Technologies, Inc.*		22,045	428,114
Novell, Inc.*		6,462	26,817
Perfect World Co. Ltd. ADR*	KY	6,585	259,712
Pervasive Software, Inc.*		9,406	45,337
Quest Software, Inc.*		20,891	384,395
Sybase, Inc.*		5,481	237,875
Tibco Software, Inc.*		87,147	839,226

			7,349,930

SPECIALTY RETAIL – 3.9%
Aeropostale, Inc.*		9,688	329,876
Barnes & Noble, Inc.		15,225	290,341
Big 5 Sporting Goods Corp.		2,449	42,074

	Country Code**	Shares	Value

Books-A-Million, Inc.		5,274	$35,441
Borders Group, Inc., Class A*		10,844	12,796
Cabela’s, Inc.*		20,842	297,207
Cato Corp.		19,348	388,121
Childrens Place Retail Stores, Inc.*		28,079	926,888
Destination Maternity Corp.*		2,794	53,086
Dress Barn, Inc.*		14,694	339,431
Finish Line, Inc., Class A		20,204	253,560
Group 1 Automotive, Inc.*		7,056	200,038
Gymboree Corp.*		8,295	360,750
Jo-Ann Stores, Inc.*		1,966	71,248
JOS A Bank Clothiers, Inc.*		3,729	157,326
Kirkland’s, Inc.*		26,657	463,032
RadioShack Corp.		17,218	335,751
Rental-A-Center, Inc.*		18,399	326,030
Signet Jewelers, Ltd.*	BM	5,791	154,736
Stage Stores, Inc.		27,865	344,411
The Men’s Wearhouse, Inc.		7,295	153,633
Tractor Supply Co.*		28,958	1,533,616

			7,069,392

TEXTILES, APPAREL & LUXURY GOODS – 2.0%
Carter’s, Inc.*		12,571	329,989
Deckers Outdoor Corp.*		2,036	207,102
Fossil, Inc.*		30,988	1,039,957
Madden Steven Ltd.*		5,609	231,315
Perry Ellis International, Inc.*		7,616	114,697
Phillips-Van Heusen Corp.		27,289	1,110,117
Timberland Co., Class A*		25,565	458,380
UniFirst Corp.		4,202	202,158

			3,693,715

THRIFT & MORTGAGE FINANCE – 0.6%
First Defiance Financial Corp.		6,463	72,967
First Niagara Financial Group, Inc.		34,692	482,566
NASB Financial, Inc.		839	19,540
Northwest Bancshares, Inc.		17,620	199,459

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Oceanfirst Financial Corp.		12,533	$141,623
United Financial Bancorp, Inc.		8,163	107,017

			1,023,172

TOBACCO – 0.3%
Alliance One International, Inc.*		21,178	103,349
Universal Corp.		9,119	415,917

			519,266

TRADING COMPANIES & DISTRIBUTORS – 0.3%
Aircastle Ltd.	BM	5,838	57,504
Genesis Lease Ltd. ADS	BM	2,001	17,869
Houston Wire & Cable Co.		9,406	111,931
Interline Brands, Inc.*		3,674	63,450
WESCO International, Inc.*		14,286	385,865

			636,619

TRANSPORTATION – 0.1%
Diana Shipping, Inc.*	MH	12,186	176,453

	Shares	Value

WATER UTILITIES – 0.4%
Aqua America, Inc.	41,496	$726,595

WIRELESS TELECOMMUNICATION SERVICES – 0.1%
USA Mobility, Inc.	19,509	214,794

Total Common Stocks (Cost $156,888,391)		182,518,486

SHORT TERM INVESTMENTS – 1.0%
MUTUAL FUNDS – 1.0%
State Street Institutional Treasury Plus Money Market Fund (Cost $1,730,277)	1,730,277	1,730,277

TOTAL INVESTMENTS – 100.3%
(Cost $158,618,668)		184,248,763
Liabilities in excess of other assets – (0.3)%		(480,206)

NET ASSETS – 100.0%		$183,768,557

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of this security amounted to $437, representing less than 0.05% of net assets.

ADR	American Depositary Receipt
ADS	American Depositary Shares

AG	Antigua
AN	Netherlands Antilles
AR	Argentina
BM	Bermuda
BR	Brazil
BS	Bahamas
CA	Canada
CO	Columbia
ES	Spain
FR	France
IE	Ireland
IL	Israel
IN	India

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

KY	Cayman Islands
LU	Luxembourg
MH	Marshall Islands
NL	Netherlands
PA	Panama
PR	Puerto Rico
SG	Singapore

(2)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks (a)	$182,518,486	$—	$—	$182,518,486
Short Term Investments
Mutual Funds	1,730,277	—	—	1,730,277

Total Investments	184,248,763	—	—	184,248,763

Total	$184,248,763	$—	$—	$184,248,763

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.6%
AEROSPACE & DEFENSE – 5.0%
Honeywell International, Inc.		9,400	$368,480
Lockheed Martin Corp.		6,200	467,170
Northrop Grumman Corp.		26,800	1,496,780
Raytheon Co.		18,500	953,120
United Technologies Corp.		12,400	860,684

			4,146,234

AIR FREIGHT & LOGISTICS – 1.4%
FedEx Corp.		14,300	1,193,335

AUTO COMPONENTS – 1.3%
Johnson Controls, Inc.		29,400	800,856
The Goodyear Tire & Rubber Co.*		17,400	245,340

			1,046,196

AUTOMOBILES – 0.3%
Ford Motor Co.*		21,900	219,000

BEVERAGES – 1.5%
Coca-Cola Enterprises, Inc.		29,800	631,760
The Coca-Cola Co.		11,100	632,700

			1,264,460

BUILDING PRODUCTS – 0.8%
Masco Corp.		46,900	647,689

CAPITAL MARKETS – 3.9%
Ameriprise Financial, Inc.		7,300	283,386
Northern Trust Corp.		17,400	911,760
State Street Corp.		7,500	326,550
The Goldman Sachs Group, Inc.		9,900	1,671,516

			3,193,212

CHEMICALS – 1.1%
E.I. du Pont de Nemours & Co.		13,700	461,279
Ecolab, Inc.		4,800	213,984
Monsanto Co.		3,200	261,600

			936,863

COMMERCIAL BANKS – 0.4%
Wells Fargo & Co.		11,300	304,987

	Country Code**	Shares	Value

COMMERCIAL SERVICES & SUPPLIES – 1.1%
R.R. Donnelley & Sons Co.		41,400	$921,978

COMMUNICATIONS EQUIPMENT – 2.7%
Cisco Systems, Inc.*		30,200	722,988
Motorola, Inc.*		173,700	1,347,912
QUALCOMM, Inc.		4,100	189,666

			2,260,566

COMPUTERS & PERIPHERALS – 9.7%
Apple, Inc.*		10,300	2,171,858
Dell, Inc.*		54,000	775,440
Hewlett-Packard Co.		43,300	2,230,383
International Business Machines Corp.		13,400	1,754,060
SanDisk Corp.*		35,400	1,026,246

			7,957,987

CONSTRUCTION & ENGINEERING – 0.5%
Fluor Corp.		9,000	405,360

CONSUMER FINANCE – 2.3%
American Express Co.		46,500	1,884,180

DIVERSIFIED FINANCIAL SERVICES – 4.0%
Bank of America Corp.		47,500	715,350
Citigroup, Inc.		94,500	312,795
JP Morgan Chase & Co.		43,500	1,812,645
NYSE Euronext		17,700	447,810

			3,288,600

DIVERSIFIED TELECOMMUNICATION SERVICES – 5.6%
AT&T, Inc.		112,300	3,147,769
Qwest Communications International, Inc.		63,800	268,598
Verizon Communications, Inc.		35,500	1,176,115

			4,592,482

ENERGY EQUIPMENT & SERVICES – 0.3%
Schlumberger, Ltd.	AN	3,500	227,815

FOOD & STAPLES RETAILING – 3.4%
Wal-Mart Stores, Inc.		47,100	2,517,495
Walgreen Co.		8,400	308,448

			2,825,943

FOOD PRODUCTS – 4.7%
Archer-Daniels-Midland Co.		40,000	1,252,400
ConAgra Foods, Inc.		27,500	633,875

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Dean Foods Co.*		34,500	$622,380
H.J. Heinz Co.		5,800	248,008
Kraft Foods, Inc., Class A		10,200	277,236
The Hershey Co.		5,600	200,424
Tyson Foods, Inc., Class A		53,300	653,991

			3,888,314

HEALTH CARE PROVIDERS & SERVICES – 4.3%
AmerisourceBergen Corp.		15,000	391,050
Humana, Inc.*		23,600	1,035,804
McKesson Corp.		17,400	1,087,500
UnitedHealth Group, Inc.		33,200	1,011,936

			3,526,290

HOTELS, RESTAURANTS & LEISURE – 3.5%
McDonald’s Corp.		28,300	1,767,052
Yum! Brands, Inc.		31,700	1,108,549

			2,875,601

HOUSEHOLD PRODUCTS – 1.6%
Clorox Co.		21,800	1,329,800

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.3%
AES Corp.*		21,300	283,503

INSURANCE – 7.1%
Cincinnati Financial Corp.		14,300	375,232
Genworth Financial Inc., Class A*		47,200	535,720
Lincoln National Corp.		17,100	425,448
MetLife, Inc.		34,400	1,216,040
Prudential Financial, Inc.		29,700	1,477,872
The Chubb Corp.		17,900	880,322
The Principal Financial Group, Inc.		37,300	896,692

			5,807,326

INTERNET SOFTWARE & SERVICES – 0.5%
AOL, Inc.*		1,481	34,478
Google, Inc., Class A*		600	371,988

			406,466

IT SERVICES – 0.9%
Computer Sciences Corp.*		13,000	747,890

	Country Code**	Shares	Value

MACHINERY – 1.7%
Dover Corp.		14,800	$615,828
Eaton Corp.		8,100	515,322
ITT Corp.		4,800	238,752

			1,369,902

MEDIA – 2.9%
Comcast Corp., Class A		58,200	981,252
News Corp., Class A		24,200	331,298
The Interpublic Group of Cos., Inc.*		37,200	274,536
The Walt Disney Co.		9,300	299,925
Time Warner, Inc.		16,300	474,982

			2,361,993

METALS & MINING – 1.6%
Newmont Mining Corp.		27,100	1,282,101

MULTI-LINE RETAIL – 0.6%
J.C. Penney Co., Inc.		18,900	502,929

MULTI-UTILITIES – 0.8%
NiSource, Inc.		44,900	690,562

OIL, GAS & CONSUMABLE FUELS – 8.2%
Chevron Corp.		10,000	769,900
ConocoPhillips		21,900	1,118,433
Exxon Mobil Corp.		29,400	2,004,786
Marathon Oil Corp.		35,600	1,111,432
The Williams Cos., Inc.		65,800	1,387,064
Valero Energy Corp.		23,000	385,250

			6,776,865

PAPER & FOREST PRODUCTS – 1.0%
MeadWestvaco Corp.		28,200	807,366

PHARMACEUTICALS – 3.4%
Bristol-Myers Squibb Co.		55,200	1,393,800
Johnson & Johnson		14,500	933,945
Merck & Co., Inc.		13,700	500,598

			2,828,343

ROAD & RAIL – 1.0%
Norfolk Southern Corp.		7,200	377,424
Union Pacific Corp.		7,000	447,300

			824,724

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.9%
Intel Corp.		24,900	507,960

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Xilinx, Inc.		8,500	$213,010

			720,970

SOFTWARE – 2.2%
Microsoft Corp.		47,900	1,460,471
Oracle Corp.		15,200	373,008

			1,833,479

SPECIALTY RETAIL – 3.8%
Autonation, Inc.*		15,900	304,485
AutoZone, Inc.*		5,700	900,999
Best Buy Co., Inc.		6,600	260,436
Limited Brands, Inc.		17,300	332,852
Ross Stores, Inc.		6,800	290,428
The Gap, Inc.		18,700	391,765
TJX Cos., Inc.		18,400	672,520

			3,153,485

THRIFT & MORTGAGE FINANCE – 1.4%
Hudson City Bancorp, Inc.		84,600	1,161,558

Country Code**	Shares	Value

TOBACCO – 0.6%
Philip Morris International, Inc.	9,700	$467,443

WIRELESS TELECOMMUNICATION SERVICES – 0.3%
Sprint Nextel Corp.*	67,300	246,318

Total Common Stocks (Cost $74,807,421)		81,210,115

SHORT TERM INVESTMENTS – 2.2%
MUTUAL FUNDS – 2.2%
State Street Institutional Treasury Plus Money Market Fund (Cost $1,811,393)	1,811,393	1,811,393

TOTAL INVESTMENTS – 100.8%
(Cost $76,618,814)		83,021,508
Liabilities in excess of other assets – (0.8)%		(649,780)

NET ASSETS – 100.0%		$82,371,728

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

AN	Netherlands Antilles

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$81,210,115	$—	$—	$81,210,115
Short Term Investments
Mutual Funds	1,811,393	—	—	1,811,393

Total Investments	83,021,508	—	—	83,021,508

Total	$83,021,508	$—	$—	$83,021,508

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.5%
AEROSPACE & DEFENSE – 1.7%
Raytheon Co.		22,178	$1,142,611
The Boeing Co.		32,301	1,748,453

			2,891,064

BIOTECHNOLOGY – 0.1%
Amylin Pharmaceuticals, Inc.*		7,646	108,497

CAPITAL MARKETS – 2.5%
Morgan Stanley		25,981	769,038
State Street Corp.		16,206	705,609
The Goldman Sachs Group, Inc.		16,268	2,746,689

			4,221,336

CHEMICALS – 0.7%
FMC Corp.		7,170	399,799
The Mosaic Co.		13,457	803,787

			1,203,586

COMMERCIAL BANKS – 1.4%
Itau Unibanco Banco Multiplo SA ADR	BR	63,271	1,445,110
Wells Fargo & Co.		35,641	961,950

			2,407,060

COMMERCIAL SERVICES & SUPPLIES – 0.8%
Visa, Inc., Class A		15,874	1,388,340

COMMUNICATIONS EQUIPMENT – 9.7%
Cisco Systems, Inc.*		353,776	8,469,397
Emulex Corp.*		171,786	1,872,467
Juniper Networks, Inc.*		96,767	2,580,776
Motorola, Inc.*		95,297	739,505
QUALCOMM, Inc.		56,612	2,618,871

			16,281,016

COMPUTERS & PERIPHERALS – 16.4%
Apple, Inc.*		30,606	6,453,581
Dell, Inc.*		57,416	824,494
EMC Corp.*		176,900	3,090,443
International Business Machines Corp.		42,346	5,543,091
NetApp, Inc.*		111,857	3,846,762
QLogic Corp.*		183,217	3,457,305
Riverbed Technology, Inc.*		53,851	1,236,957
SanDisk Corp.*		77,718	2,253,045
Teradata Corp.*		23,850	749,606

			27,455,284

	Country Code**	Shares	Value

DIVERSIFIED CONSUMER SERVICES – 1.1%
Apollo Group Inc., Class A*		21,575	$1,307,013
ITT Educational Services, Inc.*		5,362	514,538

			1,821,551

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.3%
Brasil Telecom SA ADR*	BR	15,585	453,991

ELECTRICAL EQUIPMENT – 1.3%
ABB Ltd. ADR*	CH	12,174	232,524
Emerson Electric Co.		45,152	1,923,475

			2,155,999

ENERGY EQUIPMENT & SERVICES – 4.5%
Baker Hughes, Inc.		47,237	1,912,154
Diamond Offshore Drilling, Inc.		12,155	1,196,295
Oceaneering International, Inc.*		34,705	2,030,936
Smith International, Inc.		48,371	1,314,240
Transocean, Ltd.*	CH	13,276	1,099,253

			7,552,878

HEALTH CARE EQUIPMENT & SUPPLIES – 3.4%
Bard (C.R.), Inc.		12,612	982,475
Hospira, Inc.*		17,291	881,841
Intuitive Surgical, Inc.*		2,783	844,139
Medtronic, Inc.		66,349	2,918,029

			5,626,484

HOTELS, RESTAURANTS & LEISURE – 2.6%
Bally Technologies, Inc.*		29,872	1,233,415
Las Vegas Sands Corp.*		108,255	1,617,330
Starbucks Corp.*		62,074	1,431,426

			4,282,171

INDUSTRIAL CONGLOMERATES – 1.1%
General Electric Co.		125,193	1,894,170

INSURANCE – 1.4%
Lincoln National Corp.		93,968	2,337,924

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INTERNET & CATALOG RETAIL – 1.8%
Amazon.com, Inc.*		15,027	$2,021,432
Expedia, Inc.*		38,200	982,122

			3,003,554

INTERNET SOFTWARE & SERVICES – 5.7%
eBay, Inc.*		82,000	1,930,280
Google, Inc., Class A*		9,282	5,754,654
NetEase.com, Inc. ADR*	KY	24,668	927,764
Sohu.com, Inc.*		15,308	876,842

			9,489,540

IT SERVICES – 0.8%
The Western Union Co.		73,853	1,392,129

LIFE SCIENCES TOOLS & SERVICES – 1.2%
Life Technologies Corp.*		18,038	942,125
Waters Corp.*		17,050	1,056,418

			1,998,543

MACHINERY – 8.8%
Caterpillar, Inc.		67,052	3,821,293
Cummins, Inc.		30,703	1,408,040
Dover Corp.		52,155	2,170,170
Illinois Tool Works, Inc.		40,749	1,955,545
Ingersoll-Rand PLC	IE	51,958	1,856,979
Joy Global, Inc.		25,936	1,338,038
Parker Hannifin Corp.		40,064	2,158,648

			14,708,713

MEDIA – 0.7%
Scripps Networks Interactive, Inc., Class A		28,446	1,180,509

METALS & MINING – 3.0%
Barrick Gold Corp.	CA	32,624	1,284,733
Nucor Corp.		47,055	2,195,116
Southern Copper Corp.		45,039	1,482,233

			4,962,082

OIL, GAS & CONSUMABLE FUELS – 2.7%
Noble Energy, Inc.		25,206	1,795,171
Occidental Petroleum Corp.		32,523	2,645,746

			4,440,917

	Country Code**	Shares	Value

PHARMACEUTICALS – 1.6%
Eli Lilly & Co.		77,380	$2,763,240

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 7.9%
Altera Corp.		116,064	2,626,528
Analog Devices, Inc.		52,593	1,660,887
Intel Corp.		106,774	2,178,190
Intersil Holding Corp.		147,618	2,264,460
Texas Instruments, Inc.		54,889	1,430,407
Xilinx, Inc.		120,692	3,024,542

			13,185,014

SOFTWARE – 10.8%
BMC Software, Inc.*		41,945	1,681,995
Check Point Software Technologies Ltd.*	IL	44,004	1,490,856
Longtop Financial Technologies, Ltd. ADR*	KY	37,765	1,398,060
Microsoft Corp.		261,456	7,971,793
Oracle Corp.		178,971	4,391,948
Shanda Interactive Entertainment, Ltd. ADR*	KY	22,401	1,178,517

			18,113,169

SPECIALTY RETAIL – 4.5%
Abercrombie & Fitch Co., Class A		40,606	1,415,119
Advanced Auto Parts, Inc.		38,777	1,569,693
Best Buy Co., Inc.		15,518	612,340
Guess?, Inc.		21,118	893,291
The Buckle, Inc.		30,234	885,252
TJX Cos., Inc.		27,530	1,006,222
Urban Outfitters, Inc.*		34,890	1,220,801

			7,602,718

TEXTILES, APPAREL & LUXURY GOODS – 1.0%
Coach, Inc.		48,127	1,758,079

Total Common Stocks (Cost $143,623,838)			166,679,558

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 0.7%
REPURCHASE AGREEMENTS – 0.7%
State Street Bank and Trust Company, 0.01%, dated 12/31/09, due 1/4/10 (collateralized by $1,090,000 FHLB, 4.375%, 9/17/10, with a value of $1,133,927, total to be received $1,111,001) (Amortized cost $1,111,000)	$1,111	$1,111,000

Value

TOTAL INVESTMENTS – 100.2%
(Cost $144,734,838)	$167,790,558
Liabilities in excess of other assets – (0.2)%	(286,428)

NET ASSETS – 100.0%	$167,504,130

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

BR	Brazil
CA	Canada
CH	Switzerland
IE	Ireland
IL	Israel
KY	Cayman Islands

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$166,679,558	$—	$—	$166,679,558
Short Term Investments
Repurchase Agreements	—	1,111,000	—	1,111,000

Total Investments	166,679,558	1,111,000	—	167,790,558

Total	$166,679,558	$1,111,000	$—	$167,790,558

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.1%
AEROSPACE & DEFENSE – 2.6%
BE Aerospace, Inc.*		48,600	$1,142,100
Precision Castparts Corp.		1,300	143,455
Rockwell Collins, Inc.		31,490	1,743,286

			3,028,841

AIRLINES – 1.5%
Southwest Airlines Co.		151,500	1,731,645

AUTOMOBILES – 0.4%
Harley-Davidson, Inc.		18,600	468,720

BIOTECHNOLOGY – 1.4%
Amylin Pharmaceuticals, Inc.*		70,620	1,002,098
Vertex Pharmaceuticals, Inc.*		14,300	612,755

			1,614,853

BUILDING PRODUCTS – 2.0%
Lennox International, Inc.		43,200	1,686,528
Masco Corp.		43,400	599,354

			2,285,882

CAPITAL MARKETS – 1.2%
Waddell & Reed Financial, Inc., Class A		45,700	1,395,678

CHEMICALS – 1.3%
FMC Corp.		11,200	624,512
Scotts Miracle-Gro Co., Class A		22,100	868,751

			1,493,263

COMMERCIAL BANKS – 4.2%
Huntington Bancshares, Inc.		369,600	1,349,040
M&T Bank Corp.		22,000	1,471,580
PNC Financial Services Group, Inc.		22,050	1,164,019
Suntrust Banks, Inc.		21,900	444,351
TCF Financial Corp.		28,600	389,532

			4,818,522

COMMERCIAL SERVICES & SUPPLIES – 1.8%
Herman Miller, Inc.		35,600	568,888
HNI Corp.		19,900	549,837

	Country Code**	Shares	Value

Republic Services, Inc.		35,985	$1,018,735

			2,137,460

COMMUNICATIONS EQUIPMENT – 0.8%
Juniper Networks, Inc.*		19,800	528,066
Polycom, Inc.*		15,200	379,544

			907,610

COMPUTERS & PERIPHERALS – 3.7%
NetApp, Inc.*		45,700	1,571,623
SanDisk Corp.*		20,000	579,800
Seagate Technology	KY	61,400	1,116,866
Teradata Corp.*		32,800	1,030,904

			4,299,193

CONSTRUCTION MATERIALS – 0.5%
Martin Marietta Materials, Inc.		7,100	634,811

DIVERSIFIED CONSUMER SERVICES – 3.3%
Apollo Group Inc., Class A*		18,800	1,138,904
DeVry, Inc.		12,300	697,779
ITT Educational Services, Inc.*		11,900	1,141,924
Strayer Education, Inc.		4,100	871,209

			3,849,816

ELECTRIC UTILITIES – 1.2%
Northeast Utilities		56,300	1,451,977

ELECTRICAL EQUIPMENT – 1.1%
Ametek, Inc.		33,800	1,292,512

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.3%
National Instruments Corp.		12,000	353,400

ENERGY EQUIPMENT & SERVICES – 1.1%
Nabors Industries, Ltd.*	BM	56,000	1,225,840

FOOD PRODUCTS – 1.4%
Flowers Foods, Inc.		41,100	976,536
Smithfield Foods, Inc.*		41,200	625,828

			1,602,364

GAS UTILITIES – 1.1%
UGI Corp.		50,700	1,226,433

HEALTH CARE EQUIPMENT & SUPPLIES – 4.4%
Beckman Coulter, Inc.		34,300	2,244,592
Edwards Lifesciences Corp.*		9,000	781,650

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

St. Jude Medical, Inc.*		32,400	$1,191,672
Zimmer Holdings, Inc.*		14,400	851,184

			5,069,098

HEALTH CARE PROVIDERS & SERVICES – 4.0%
Coventry Health Care, Inc.*		58,400	1,418,536
Humana, Inc.*		16,200	711,018
Omnicare, Inc.		27,100	655,278
Patterson Cos., Inc.*		45,400	1,270,292
Universal Health Services, Inc., Class B		19,200	585,600

			4,640,724

HEALTH CARE TECHNOLOGY – 0.7%
Cerner Corp.*		10,100	832,644

HOTELS, RESTAURANTS & LEISURE – 0.7%
International Game Technology		44,400	833,388

HOUSEHOLD DURABLES – 1.2%
NVR, Inc.*		1,300	923,923
Pulte Homes, Inc.*		18,200	182,000
The Stanley Works		6,200	319,362

			1,425,285

INDUSTRIAL CONGLOMERATES – 0.8%
Carlisle Cos., Inc.		25,700	880,482

INSURANCE – 4.1%
Everest Re Group, Ltd.	BM	9,900	848,232
Fidelity National Financial, Inc., Class A		41,700	561,282
Unum Group		92,520	1,805,990
W.R. Berkley Corp.		61,971	1,526,966

			4,742,470

INTERNET SOFTWARE & SERVICES – 2.0%
Equinix, Inc.*		11,800	1,252,570
VeriSign, Inc.*		45,900	1,112,616

			2,365,186

IT SERVICES – 2.3%
Global Payments, Inc.		17,300	931,778
The Western Union Co.		93,100	1,754,935

			2,686,713

LEISURE EQUIPMENT & PRODUCTS – 2.0%
Hasbro, Inc.		39,900	1,279,194
Mattel, Inc.		49,800	995,004

			2,274,198

	Country Code**	Shares	Value

LIFE SCIENCES TOOLS & SERVICES – 1.6%
Life Technologies Corp.*		16,300	$851,349
Qiagen NV*	NL	42,810	955,519

			1,806,868

MACHINERY – 3.3%
IDEX Corp.		38,800	1,208,620
PACCAR, Inc.		52,500	1,904,175
Parker Hannifin Corp.		13,900	748,932

			3,861,727

MEDIA – 3.9%
Discovery Communications, Inc., Class A*		37,550	1,151,659
Dreamworks Animation Skg, Inc., Class A*		58,500	2,337,075
Scripps Networks Interactive, Inc., Class A		25,900	1,074,850

			4,563,584

METALS & MINING – 1.9%
Cliffs Natural Resources, Inc.		14,400	663,696
Steel Dynamics, Inc.		64,000	1,134,080
Teck Resources, Ltd., Class B*	CA	11,000	384,670

			2,182,446

MULTI-UTILITIES – 1.0%
Wisconsin Energy Corp.		22,400	1,116,192

OIL, GAS & CONSUMABLE FUELS – 7.6%
Cameco Corp.	CA	39,200	1,261,064
Denbury Resources, Inc.*		35,600	526,880
Forest Oil Corp.*		14,500	322,625
Massey Energy Co.		43,600	1,831,636
Noble Energy, Inc.		12,000	854,640
Overseas Shipholding Group, Inc.		23,500	1,032,825
Peabody Energy Corp.		34,400	1,555,224
St. Mary Land & Exploration Co.		17,400	595,776
Ultra Petroleum Corp.*	CA	17,500	872,550

			8,853,220

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PERSONAL PRODUCTS – 0.5%
The Estee Lauder Cos., Inc. Class A		11,300	$546,468

PHARMACEUTICALS – 3.5%
King Pharmaceuticals, Inc.*		100,700	1,235,589
Mylan Labs, Inc.*		56,200	1,035,766
Watson Pharmaceuticals, Inc.*		45,200	1,790,372

			4,061,727

REAL ESTATE INVESTMENT TRUSTS – 2.4%
Host Hotels & Resorts, Inc.*		36,529	426,294
Liberty Property Trust		17,100	547,371
Public Storage		10,700	871,515
Simon Property Group, Inc.		12,148	969,410

			2,814,590

ROAD & RAIL – 1.9%
Con-Way, Inc.		23,250	811,658
JB Hunt Transport Services, Inc.		27,700	893,879
Kansas City Southern*		16,300	542,627

			2,248,164

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.2%
Altera Corp.		30,000	678,900
Analog Devices, Inc.		17,500	552,650
Intersil Holding Corp.		19,500	299,130
Lam Research Corp.*		49,300	1,933,053
Maxim Integrated Products, Inc.		41,000	832,300
Xilinx, Inc.		25,200	631,512

			4,927,545

SOFTWARE – 3.9%
Check Point Software Technologies Ltd.*	IL	38,600	1,307,768
FactSet Research Systems, Inc.		11,600	764,092
MICROS Systems, Inc.*		29,800	924,694
Red Hat, Inc.*		49,600	1,532,640

			4,529,194

Country Code**	Shares	Value

SPECIALTY RETAIL – 6.8%
Advanced Auto Parts, Inc.	39,700	$1,607,056
AutoZone, Inc.*	4,600	727,122
CarMax, Inc.*	20,300	492,275
O’Reilly Automotive, Inc.*	32,100	1,223,652
Office Depot, Inc.*	94,000	606,300
Penske Automotive Group, Inc.*	51,480	781,466
Staples, Inc.	58,100	1,428,679
The Sherwin-Williams Co.	17,300	1,066,545

		7,933,095

WATER UTILITIES – 0.3%
Aqua America, Inc.	17,200	301,172

WIRELESS TELECOMMUNICATION SERVICES – 1.2%
American Tower Corp. Class A*	31,000	1,339,510

Total Common Stocks (Cost $95,893,111)		112,654,510

	Principal Amount (000)
SHORT TERM INVESTMENTS – 2.1%
REPURCHASE AGREEMENTS – 2.1%
State Street Bank and Trust Company, 0.00%, dated 12/31/09, due 1/4/10 (collateralized by $2,410,000 FHLB, 4.375%, 9/17/10, with a value of $2,507,123, total to be received $2,456,000) (Amortized cost $2,456,000)	$2,456	2,456,000

TOTAL INVESTMENTS – 99.2%
(Cost $98,349,111)		115,110,510
Other assets less liabilities – 0.8%		883,162

NET ASSETS – 100.0%		$115,993,672

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

FHLB	Federal Home Loan Bank

BM	Bermuda
CA	Canada
IL	Israel
KY	Cayman Islands
NL	Netherlands

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$112,654,510	$—	$—	$112,654,510
Short Term Investments
Repurchase Agreements	—	2,456,000	—	2,456,000

Total Investments	112,654,510	2,456,000	—	115,110,510

Total	$112,654,510	$2,456,000	$—	$115,110,510

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.8%
AEROSPACE & DEFENSE – 0.7%
Honeywell International, Inc.		55,670	$2,182,264
Raytheon Co.		26,720	1,376,614

			3,558,878

AIR FREIGHT & LOGISTICS – 0.3%
FedEx Corp.		15,150	1,264,267

AIRLINES – 3.1%
Delta Air Lines, Inc.*		1,369,090	15,580,244

AUTOMOBILES – 1.6%
Ford Motor Co.*		803,370	8,033,700

BIOTECHNOLOGY – 1.1%
Amgen, Inc.*		102,560	5,801,819

BUILDING PRODUCTS – 0.1%
Masco Corp.		22,970	317,216

CAPITAL MARKETS – 8.4%
Bank of New York Mellon Corp.		384,980	10,767,891
Franklin Resources, Inc.		51,480	5,423,418
Legg Mason, Inc.		20,350	613,756
Morgan Stanley		283,930	8,404,328
State Street Corp.		60,730	2,644,184
The Charles Schwab Corp.		109,360	2,058,155
The Goldman Sachs Group, Inc.		76,050	12,840,282

			42,752,014

CHEMICALS – 2.3%
Potash Corp. of Saskatchewan, Inc.	CA	10,280	1,115,380
The Dow Chemical Co.		189,070	5,224,004
The Mosaic Co.		85,790	5,124,237

			11,463,621

COMMERCIAL BANKS – 10.8%
BB&T Corp.		90,620	2,299,029
Keycorp		432,150	2,398,433
M&T Bank Corp.		53,780	3,597,344
PNC Financial Services Group, Inc.		181,400	9,576,106

	Country Code**	Shares	Value

Regions Financial Corp.		248,070	$1,312,290
Suntrust Banks, Inc.		448,909	9,108,364
Wells Fargo & Co.		836,640	22,580,914
Zions Bancorporation		319,240	4,095,849

			54,968,329

COMMUNICATIONS EQUIPMENT – 0.5%
Cisco Systems, Inc.*		109,620	2,624,303

COMPUTERS & PERIPHERALS – 1.4%
EMC Corp.*		122,700	2,143,569
Hewlett-Packard Co.		96,210	4,955,777

			7,099,346

CONSUMER FINANCE – 0.1%
Capital One Financial Corp.		12,140	465,448

DIVERSIFIED FINANCIAL SERVICES – 7.1%
Bank of America Corp.		645,614	9,722,947
Citigroup, Inc.		1,413,470	4,678,586
JP Morgan Chase & Co.		516,207	21,510,345

			35,911,878

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.8%
AT&T, Inc.		339,070	9,504,132
Verizon Communications, Inc.		148,150	4,908,210

			14,412,342

ELECTRIC UTILITIES – 0.2%
Southern Co.		29,340	977,609

ELECTRICAL EQUIPMENT – 0.6%
Emerson Electric Co.		69,370	2,955,162

ENERGY EQUIPMENT & SERVICES – 4.7%
Halliburton Co.		246,832	7,427,175
Schlumberger, Ltd.	AN	212,150	13,808,844
Smith International, Inc.		105,120	2,856,110

			24,092,129

FOOD & STAPLES RETAILING – 2.5%
Kroger Co.		552,320	11,339,130

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Wal-Mart Stores, Inc.		26,160	$1,398,252

			12,737,382

FOOD PRODUCTS – 2.4%
Archer-Daniels-Midland Co.		270,030	8,454,639
Kraft Foods, Inc., Class A		131,210	3,566,288

			12,020,927

HEALTH CARE EQUIPMENT & SUPPLIES –2.0%
Boston Scientific Corp.*		519,170	4,672,530
Covidien PLC	IE	114,770	5,496,335

			10,168,865

HEALTH CARE PROVIDERS & SERVICES –1.6%
UnitedHealth Group, Inc.		262,660	8,005,877

HOTELS, RESTAURANTS & LEISURE – 2.7%
Carnival Corp.*	PA	111,640	3,537,872
Hyatt Hotels Corp., Class A*		122,540	3,652,917
Marriott International, Inc., Class A		186,942	5,094,169
Starwood Hotels & Resorts Worldwide, Inc.		38,240	1,398,437

			13,683,395

HOUSEHOLD DURABLES – 0.5%
Pulte Homes, Inc.*		275,510	2,755,100

HOUSEHOLD PRODUCTS – 0.3%
Colgate-Palmolive Co.		16,970	1,394,085

INSURANCE – 0.9%
MetLife, Inc.		103,670	3,664,735
The Principal Financial Group, Inc.		43,480	1,045,259

			4,709,994

INTERNET & CATALOG RETAIL – 1.0%
HSN, Inc.*		255,104	5,150,550

MACHINERY – 3.6%
Caterpillar, Inc.		96,640	5,507,513
Eaton Corp.		156,000	9,924,720
Joy Global, Inc.		13,540	698,529
Praxair, Inc.		23,500	1,887,285

			18,018,047

	Country Code**	Shares	Value

MEDIA – 2.4%
Comcast Corp., Class A		237,750	$4,008,465
Omnicom Group, Inc.		49,610	1,942,232
Time Warner Cable, Inc.		55,296	2,288,701
Time Warner, Inc.		75,350	2,195,699
Viacom, Inc.*		59,230	1,760,908

			12,196,005

METALS & MINING – 3.6%
Agnico-Eagle Mines Ltd.	CA	27,850	1,503,900
Barrick Gold Corp.	CA	190,190	7,489,682
Cliffs Natural Resources, Inc.		72,760	3,353,508
Newmont Mining Corp.		66,900	3,165,039
United States Steel Corp.		51,830	2,856,870

			18,368,999

MULTI-LINE RETAIL – 3.2%
J.C. Penney Co., Inc.		95,110	2,530,877
Kohl’s Corp.*		70,930	3,825,255
Target Corp.		207,210	10,022,748

			16,378,880

MULTI-UTILITIES – 0.6%
PG&E Corp.		70,240	3,136,216

OIL, GAS & CONSUMABLE FUELS – 15.8%
Apache Corp.		10,530	1,086,380
Arch Coal, Inc.		104,400	2,322,900
Chevron Corp.		176,390	13,580,266
ConocoPhillips		59,620	3,044,793
Devon Energy Corp.		46,820	3,441,270
El Paso Corp.		453,970	4,462,525
EOG Resources, Inc.		34,770	3,383,121
Exxon Mobil Corp.		290,160	19,786,010
Hess Corp.		51,240	3,100,020
Marathon Oil Corp.		169,620	5,295,536
Murphy Oil Corp.		32,890	1,782,638
Occidental Petroleum Corp.		59,050	4,803,718
Petroleo Brasileiro SA ADR	BR	79,470	3,789,130
Southwestern Energy Co.*		11,820	569,724
Suncor Energy, Inc.	CA	122,910	4,339,952
XTO Energy, Inc.		116,290	5,410,974

			80,198,957

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PHARMACEUTICALS – 4.3%
Abbott Laboratories		126,930	$6,852,951
Johnson & Johnson		57,590	3,709,372
Merck & Co., Inc.		108,658	3,970,363
Teva Pharmaceutical Industries, Ltd. ADR	IL	130,170	7,312,951

			21,845,637

REAL ESTATE INVESTMENT TRUSTS – 0.1%
Annaly Capital Management, Inc.		35,200	610,720

ROAD & RAIL – 2.2%
Hertz Global Holdings, Inc.*		954,060	11,372,395

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.6%
Intel Corp.		144,150	2,940,660

SOFTWARE – 0.4%
Adobe Systems, Inc.*		59,400	2,184,732

SPECIALTY RETAIL – 1.2%
Best Buy Co., Inc.		36,780	1,451,339
J. Crew Group, Inc.*		74,790	3,346,104

Country Code**	Shares	Value
The Home Depot, Inc.	52,570	$1,520,850

		6,318,293

TEXTILES, APPAREL & LUXURY GOODS – 0.1%
Nike, Inc., Class B	4,410	291,369

Total Common Stocks (Cost $371,920,129)		496,765,390

CONVERTIBLE PREFERRED STOCKS – 0.2%
DIVERSIFIED FINANCIAL SERVICES – 0.2%
Bank of America Corp. 10.00%, Perpetual (Cost $1,218,900)	81,260	1,212,399

SHORT TERM INVESTMENTS – 3.1%
MUTUAL FUNDS – 3.1%
State Street Institutional Liquid Reserves Fund (Cost $15,839,881)	15,839,881	15,839,881

TOTAL INVESTMENTS – 101.1%
(Cost $388,978,910)		513,817,670
Liabilities in excess of other assets – (1.1)%		(5,756,701)

NET ASSETS – 100.0%		$508,060,969

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

ADR	American Depositary Receipt

AN	Netherlands Antilles
BR	Brazil
CA	Canada
IE	Ireland
IL	Israel
PA	Panama

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$496,765,390	$—	$—	$496,765,390
Convertible Preferred Stocks (a)	1,212,399	—	—	1,212,399
Short Term Investments
Mutual Funds	15,839,881	—	—	15,839,881

Total Investments	513,817,670	—	—	513,817,670

Total	$513,817,670	$—	$—	$513,817,670

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.0%
AEROSPACE & DEFENSE – 0.5%
L-3 Communications Holdings, Inc.		8,108	$704,990
Northrop Grumman Corp.		5,928	331,079

			1,036,069

AIR FREIGHT & LOGISTICS – 0.6%
United Parcel Services, Inc., Class B		6,413	367,914
UTI Worldwide, Inc.	VG	68,632	982,810

			1,350,724

AIRLINES – 0.9%
Southwest Airlines Co.		156,968	1,794,144

AUTO COMPONENTS – 0.7%
Autoliv, Inc.		26,487	1,148,476
BorgWarner, Inc.		9,322	309,677

			1,458,153

AUTOMOBILES – 0.4%
Harley-Davidson, Inc.		9,667	243,608
Thor Industries, Inc.		18,461	579,676

			823,284

BIOTECHNOLOGY – 0.6%
Amgen, Inc.*		8,093	457,821
Genzyme Corp.*		3,297	161,586
Gilead Sciences, Inc.*		13,829	598,519

			1,217,926

BUILDING PRODUCTS – 0.6%
Armstrong World Industries, Inc.*		20,628	803,048
Masco Corp.		37,972	524,393

			1,327,441

CAPITAL MARKETS – 1.0%
Allied Capital Corp.*		42,263	152,570
Ameriprise Financial, Inc.		23,483	911,610
Federated Investors, Inc., Class B		36,144	993,960

			2,058,140

CHEMICALS – 2.3%
CF Industries Holdings, Inc.		6,597	598,876
Cytec Industries, Inc.		18,585	676,866

	Country Code**	Shares	Value

E.I. du Pont de Nemours & Co.		4,221	$142,121
Eastman Chemical Co.		23,773	1,432,085
Huntsman Corp.		110,515	1,247,714
PPG Industries, Inc.		8,060	471,832
The Dow Chemical Co.		12,104	334,434

			4,903,928

COMMERCIAL BANKS – 3.5%
Associated Banc-Corp.		82,616	909,602
BB&T Corp.		18,752	475,738
Comerica, Inc.		34,478	1,019,515
Fifth Third Bancorp		188,152	1,834,482
Keycorp		68,367	379,437
Marshall & Ilsley Corp.		78,283	426,642
Popular, Inc.	PR	305,621	690,703
Suntrust Banks, Inc.		39,806	807,664
Synovus Financial Corp.		57,554	117,986
Wells Fargo & Co.		22,866	617,153

			7,278,922

COMMERCIAL SERVICES & SUPPLIES – 2.0%
Avery Dennison Corp.		2,124	77,505
Manpower, Inc.		42,102	2,297,927
R.R. Donnelley & Sons Co.		81,552	1,816,163

			4,191,595

COMMUNICATIONS EQUIPMENT – 0.7%
EchoStar Corp., Class A*		12,497	251,689
JDS Uniphase Corp.*		56,523	466,315
Tellabs, Inc.*		116,784	663,333

			1,381,337

COMPUTERS & PERIPHERALS – 2.1%
Lexmark International, Inc., Class A*		6,177	160,478
SanDisk Corp.*		8,329	241,458
Seagate Technology	KY	169,100	3,075,929
Sun Microsystems, Inc.*		86,084	806,607

			4,284,472

CONSTRUCTION & ENGINEERING – 0.2%
URS Corp.*		9,050	402,906

CONSUMER FINANCE – 1.3%
AmeriCredit Corp.*		44,030	838,331

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Discover Financial Services		113,066	$1,663,201
The Student Loan Corp.		5,216	242,909

			2,744,441

CONTAINERS & PACKAGING – 1.1%
Bemis Co.		7,788	230,914
Packaging Corp of America		45,368	1,043,918
Sealed Air Corp.		7,807	170,661
Sonoco Products Co.		17,684	517,257
Temple-Inland, Inc.		14,695	310,211

			2,272,961

DIVERSIFIED FINANCIAL SERVICES – 0.5%
Citigroup, Inc.		56,393	186,661
U.S. Bancorp		36,616	824,226

			1,010,887

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.1%
CenturyTel, Inc.		40,801	1,477,404
Qwest Communications International, Inc.		192,262	809,423

			2,286,827

ELECTRIC UTILITIES – 2.7%
Duke Energy Corp.		18,796	323,479
Edison International (1)		64,865	2,256,005
Exelon Corp.		14,119	689,995
Pepco Holdings, Inc.		37,521	632,229
Pinnacle West Capital Corp.		49,376	1,806,174

			5,707,882

ELECTRICAL EQUIPMENT – 1.0%
General Cable Corp.*		5,266	154,926
Rockwell Automation, Inc.		31,287	1,469,863
Thomas & Betts Corp.*		12,870	460,617

			2,085,406

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.9%
Arrow Electronics, Inc.*		27,996	828,962
Avnet, Inc.*		27,543	830,697
Ingram Micro, Inc., Class A*		80,963	1,412,804
Jabil Circuit, Inc.		13,396	232,688
Tech Data Corp.*		4,747	221,495

	Country Code**	Shares	Value

Vishay Intertechnology, Inc.*		47,205	$394,162

			3,920,808

ENERGY EQUIPMENT & SERVICES – 2.4%
ENSCO International PLC ADR	GB	13,873	554,088
Exterran Holdings, Inc.*		43,099	924,473
Oil States International, Inc.*		19,447	764,073
Patterson-UTI Energy, Inc.		83,608	1,283,383
SEACOR Holdings, Inc.*		953	72,666
Smith International, Inc.		7,144	194,102
Unit Corp.*		27,722	1,178,185

			4,970,970

FOOD & STAPLES RETAILING – 0.6%
Safeway, Inc.		5,243	111,623
SUPERVALU, Inc.		89,794	1,141,282

			1,252,905

FOOD PRODUCTS – 3.2%
Archer-Daniels-Midland Co.		12,370	387,305
Bunge, Ltd.	BM	17,632	1,125,451
Campbell Soup Co.		19,232	650,042
Hormel Foods Corp.		46,484	1,787,310
Smithfield Foods, Inc.*		27,744	421,431
The Hershey Co.		4,947	177,053
Tyson Foods, Inc., Class A		182,490	2,239,152

			6,787,744

GAS UTILITIES – 1.1%
Atmos Energy Corp.		11,981	352,241
Energen Corp.		14,982	701,158
National Fuel Gas Co.		1,296	64,800
Questar Corp.		27,326	1,135,942

			2,254,141

HEALTH CARE EQUIPMENT & SUPPLIES – 0.4%
Hill-Rom Holdings, Inc.		36,133	866,831

HEALTH CARE PROVIDERS & SERVICES – 2.5%
AmerisourceBergen Corp.		6,807	177,458
Cardinal Health, Inc.		14,813	477,571

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CIGNA Corp.		23,700	$835,899
Coventry Health Care, Inc.*		75,611	1,836,591
Health Net, Inc.*		10,181	237,116
Humana, Inc.*		37,404	1,641,662

			5,206,297

HOTELS, RESTAURANTS & LEISURE – 0.9%
Choice Hotels, Inc.		13,916	440,581
Marriott International, Inc., Class A		27,630	752,917
Royal Caribbean Cruises, Ltd.*	LR	3,367	85,118
Wyndham Worldwide Corp.		24,799	500,196

			1,778,812

HOUSEHOLD DURABLES – 2.8%
Black & Decker Corp.		7,597	492,514
Fortune Brands, Inc.		5,657	244,382
Harman International Industries, Inc.		31,051	1,095,479
Leggett & Platt, Inc.		58,738	1,198,255
Mohawk Industries, Inc.*		26,969	1,283,725
Newell Rubbermaid, Inc.		5,449	81,790
Whirlpool Corp. (1)		19,046	1,536,250

			5,932,395

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.7%
Constellation Energy Group		11,135	391,618
Mirant Corp.*		71,951	1,098,692

			1,490,310

INDUSTRIAL CONGLOMERATES – 0.2%
Carlisle Cos., Inc.		4,941	169,279
Textron, Inc.		18,142	341,251

			510,530

INSURANCE – 7.3%
Aspen Insurance Holdings, Ltd.	BM	24,164	614,974
Assurant, Inc.		12,821	377,963
Axis Capital Holdings, Ltd.	BM	10,362	294,384
CNA Financial Corp.*		34,724	833,376
Endurance Specialty Holdings, Ltd.	BM	22,872	851,525

	Country Code**	Shares	Value

First American Corp.		17,019	$563,499
Genworth Financial Inc., Class A*		11,623	131,921
Lincoln National Corp.		33,365	830,121
Marsh & McLennan Cos., Inc.		60,204	1,329,304
MBIA, Inc.*		84,452	336,119
Old Republic International Corp.		37,729	378,799
Protective Life Corp.		41,199	681,843
The Hartford Financial Services Group, Inc.		20,951	487,320
The Progressive Corp.* (1)		80,053	1,440,154
Transatlantic Holdings, Inc.		14,536	757,471
Travelers Cos., Inc.		2,011	100,269
Unitrin, Inc.		8,409	185,418
Unum Group (1)		166,551	3,251,076
W.R. Berkley Corp.		41,290	1,017,386
XL Capital Ltd., Class A	KY	39,525	724,493

			15,187,415

INTERNET & CATALOG RETAIL – 1.1%
Expedia, Inc.*		42,840	1,101,416
Liberty Media Corp. – Interactive, Series A*		107,066	1,160,596

			2,262,012

INTERNET SOFTWARE & SERVICES – 0.0% +
AOL, Inc.*		2,818	65,603

IT SERVICES – 0.3%
Accenture PLC, Class A	IE	10,143	420,934
Computer Sciences Corp.*		2,136	122,884
Convergys Corp.*		8,565	92,074

			635,892

LEISURE EQUIPMENT & PRODUCTS – 0.1%
Eastman Kodak Co.*		37,316	157,474

MACHINERY – 4.1%
AGCO Corp.*		24,128	780,300
Cummins, Inc.		24,590	1,127,697
Eaton Corp.		34,844	2,216,775
Graco, Inc.		2,459	70,254

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Lincoln Electric Holdings, Inc.		7,963	$425,702
Navistar International Corp., Inc.*		2,916	112,703
Oshkosh Corp.		19,303	714,790
Parker Hannifin Corp.		8,524	459,273
The Manitowoc Co., Inc.		7,312	72,901
The Timken Co.		59,470	1,410,034
Trinity Industries, Inc.		69,391	1,210,179

			8,600,608

MEDIA – 3.4%
CBS Corp., Class B (1)		104,447	1,467,480
Clear Channel Outdoor Holdings, Inc., Class A*		12,827	133,273
DISH Network Corp., Class A		93,591	1,943,885
Gannett Co., Inc.		44,174	655,984
Meredith Corp.		3,615	111,523
Scripps Networks Interactive, Inc., Class A		31,888	1,323,352
The Washington Post Co., Class B		1,050	461,580
Time Warner, Inc.		33,110	964,825

			7,061,902

METALS & MINING – 1.8%
Commercial Metals Co.		69,561	1,088,630
Freeport-McMoRan Copper & Gold, Inc.*		3,401	273,066
Reliance Steel & Aluminum Co.		39,499	1,707,147
Schnitzer Steel Industries, Inc., Class A		16,260	775,602

			3,844,445

MULTI-LINE RETAIL – 1.2%
Big Lots, Inc.*		11,822	342,601
J.C. Penney Co., Inc.		38,649	1,028,450
Macy’s, Inc.		58,757	984,767
Sears Holdings Corp.*		1,308	109,153

			2,464,971

MULTI-UTILITIES – 6.1%
Alliant Energy Corp.		5,134	155,355
Ameren Corp.		106,173	2,967,535

	Country Code**	Shares	Value

Consolidated Edison, Inc.		3,671	$166,774
DTE Energy Co.		28,189	1,228,759
Integrys Energy Group, Inc.		66,848	2,806,948
MDU Resources Group, Inc.		80,341	1,896,048
NiSource, Inc.		165,090	2,539,084
Sempra Energy		12,228	684,523
TECO Energy, Inc.		9,297	150,797
Xcel Energy, Inc.		3,138	66,588

			12,662,411

OFFICE ELECTRONICS – 0.4%
Xerox Corp.		109,096	922,952

OIL, GAS & CONSUMABLE FUELS – 6.1%
Arch Coal, Inc.		56,822	1,264,289
Cimarex Energy Co.		54,481	2,885,859
Devon Energy Corp.		8,230	604,905
Forest Oil Corp.*		7,547	167,921
Helix Energy Solutions Group, Inc.*		46,982	552,039
Hess Corp.		1,876	113,498
Mariner Energy, Inc.*		43,787	508,367
Murphy Oil Corp.		22,191	1,202,752
Overseas Shipholding Group, Inc.		11,202	492,328
Pioneer Natural Resources Co.		5,298	255,205
Quicksilver Resources, Inc.*		7,579	113,761
St. Mary Land & Exploration Co.		42,012	1,438,491
Teekay Shipping Corp.	MH	27,421	636,441
Tesoro Corp.		116,497	1,578,534
Valero Energy Corp.		58,450	979,037

			12,793,427

PAPER & FOREST PRODUCTS – 3.5%
International Paper Co.		135,081	3,617,469
MeadWestvaco Corp.		48,071	1,376,273
Rayonier, Inc.		55,552	2,342,072

			7,335,814

PHARMACEUTICALS – 1.8%
Eli Lilly & Co.		3,755	134,091
Forest Laboratories, Inc.*		81,335	2,611,667

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

King Pharmaceuticals, Inc.*		69,969	$858,520
Watson Pharmaceuticals, Inc.*		5,214	206,526

			3,810,804

REAL ESTATE INVESTMENT TRUSTS – 10.4%
AvalonBay Communities, Inc.		47,334	3,886,595
Boston Properties, Inc.		9,655	647,561
BRE Properties, Inc.		73,597	2,434,589
Duke Realty Corp.		20,093	244,532
Equity Residential Properties Trust		76,046	2,568,834
Federal Realty Investment Trust		20,156	1,364,964
Health Care REIT, Inc.		8,850	392,232
Liberty Property Trust		83,004	2,656,958
Nationwide Health Properties, Inc.		34,037	1,197,422
Plum Creek Timber Co., Inc.		45,983	1,736,318
Realty Income Corp.		26,975	698,922
Regency Centers Corp.		38,352	1,344,621
Senior Housing Properties Trust		11,082	242,363
Simon Property Group, Inc.		26,944	2,150,131
The Macerich Co.		406	14,596
Weyerhaeuser Co.		3,728	160,826

			21,741,464

ROAD & RAIL – 0.3%
Hertz Global Holdings, Inc.*		15,186	181,017
Ryder System, Inc.		12,004	494,205

			675,222

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.0%
Advanced Micro Devices, Inc.*		37,213	360,222
Fairchild Semiconductor International, Inc.*		54,335	542,807
Integrated Device Technology, Inc.*		152,657	987,691
Intel Corp.		3,657	74,603
Intersil Holding Corp.		35,542	545,214
LSI Corp.*		272,914	1,640,213

			4,150,750

Country Code**	Shares	Value

SOFTWARE – 0.8%
CA, Inc.	5,575	$125,215
Microsoft Corp.	24,939	760,390
Symantec Corp.*	10,047	179,741
Synopsys, Inc.*	26,333	586,699

		1,652,045

SPECIALTY RETAIL – 1.6%
Autonation, Inc.*	40,258	770,941
Barnes & Noble, Inc.	21,687	413,571
CarMax, Inc.*	25,374	615,319
Limited Brands, Inc.	17,311	333,064
Office Depot, Inc.*	55,094	355,356
Williams-Sonoma, Inc.	44,614	927,079

		3,415,330

THRIFT & MORTGAGE FINANCE – 1.5%
Hudson City Bancorp, Inc.	149,365	2,050,782
New York Community Bancorp, Inc.	5,638	81,807
Washington Federal, Inc.	55,335	1,070,179

		3,202,768

TOBACCO – 1.8%
Lorillard, Inc.	47,788	3,834,031

WIRELESS TELECOMMUNICATION SERVICES – 0.9%
NII Holdings, Inc.*	9,490	318,674
Sprint Nextel Corp.*	224,901	823,138
US Cellular Corp.*	17,844	756,764

		1,898,576

Total Common Stocks (Cost $167,659,991)		202,965,104

SHORT TERM INVESTMENTS – 3.1%
MUTUAL FUNDS – 3.1%
State Street Institutional Liquid Reserves Fund (Cost $6,361,452)	6,361,452	6,361,452

TOTAL INVESTMENTS – 100.1%
(Cost $174,021,443)		209,326,556
Liabilities in excess of other assets – (0.1)%		(166,472)

NET ASSETS – 100.0%		$209,160,084

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

BM	Bermuda
GB	Great Britain
IE	Ireland
KY	Cayman Islands
LR	Liberia
MH	Marshall Islands
PR	Puerto Rico
VG	British Virgin Islands

(1)	At the period end, securities (or portions thereof) with an aggregate market value of $1,828,683 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation ($)
Long	S&P MidCap 400 E-Mini March Futures	3/19/10	63	4,480,686	4,566,870	86,184

(2)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$202,965,104	$—	$—	$202,965,104
Short Term Investments
Mutual Funds	6,361,452	—	—	6,361,452

Total Investments	209,326,556	—	—	209,326,556

Futures Contracts	86,184	—	—	86,184

Total	$209,412,740	$—	$—	$209,412,740

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 5.3%
Bank of America Auto Trust, Series 2009-1A, Class A2 (1) 1.70%, 12/15/11		$11,500	$11,558,958
Bank of America Auto Trust, Series 2009-2A, Class A3 (1) 2.13%, 9/15/13		7,000	7,066,994
Bank of America Auto Trust, Series 2009-3A, Class A3 (1) 1.67%, 12/15/13		9,500	9,478,384
Chase Issuance Trust, Series 2009-A5, Class A5 (2) 1.03%, 6/15/12		16,000	16,044,229
Ford Credit Auto Owner Trust, Series 2009-E, Class A3 1.51%, 1/15/14		7,500	7,459,627

Total Asset Backed Securities (Cost $51,496,987)			51,608,192

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.6%
Federal Home Loan Mortgage Corp., Series 3450, Class AJ 4.50%, 7/15/22		13,177	13,717,456
Federal National Mortgage Association, Series 2005-83, Class TG 5.00%, 2/25/25		4,774	4,816,558
Federal National Mortgage Association, Series 2005-87, Class PB 5.00%, 3/25/21		6,914	7,007,906

Total Collateralized Mortgage Obligations (Cost $25,777,653)			25,541,920

	Country Code**	Principal Amount (000)	Value

CORPORATE DEBT OBLIGATIONS – 36.9%
BANKS – 8.4%
ANZ National (International) Ltd. (1) 3.25%, 4/2/12	NZ	$7,900	$8,137,514
Banco Santander Chile (1) 2.88%, 11/13/12	CL	6,400	6,447,091
Dexia Credit Local (1) 2.38%, 9/23/11	FR	9,200	9,388,894
Intesa Sanpaolo New York 2.38%, 12/21/12	IT	4,800	4,757,707
Merrill Lynch & Co., Inc. 6.05%, 8/15/12		1,625	1,740,752
Morgan Stanley 6.00%, 5/13/14		3,400	3,655,687
Suncorp-Metway Ltd. (1)(2) 1.53%, 4/15/11	AU	13,400	13,597,355
The Royal Bank of Scotland PLC (1)
1.50%, 3/30/12	GB	9,400	9,308,923
2.63%, 5/11/12	GB	10,600	10,751,760
Wachovia Corp. 5.50%, 5/1/13		4,050	4,302,449
Wells Fargo & Co. 4.38%, 1/31/13		1,000	1,038,680
Westpac Banking Corp. (1) 3.25%, 12/16/11	AU	8,700	8,982,141

			82,108,953

BROKERAGE – 1.7%
The Bear Stearns Cos., LLC.
0.51%, 1/31/11 (2)		8,000	8,012,336
6.95%, 8/10/12		7,875	8,798,548

			16,810,884

CABLE – 0.4%
Time Warner Cable Inc. 6.20%, 7/1/13		3,350	3,679,828

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

COMPUTER & PERIPHERALS – 0.5%
Hewlett-Packard Co.
2.25%, 5/27/11		$1,500	$1,521,303
4.25%, 2/24/12		3,125	3,277,925

			4,799,228

ENVIRONMENTAL SERVICES – 0.2%
Allied Waste North America, Inc. 6.38%, 4/15/11		1,675	1,748,603

FINANCIALS – 0.9%
General Electric Capital Corp. 6.00%, 6/15/12		1,000	1,077,907
John Deere Capital Corp.
0.77%, 8/19/10 (2)		1,000	1,002,574
1.01%, 6/10/11 (2)		2,475	2,498,161
5.25%, 10/1/12		525	566,967
LeasePlan Corp. NV (1) 3.00%, 5/7/12	NL	3,900	3,993,284

			9,138,893

FOOD, BEVERAGES & RESTAURANTS – 1.1%
Anheuser-Busch InBev NV 4.70%, 4/15/12		1,725	1,799,002
General Mills, Inc.
5.25%, 8/15/13		1,200	1,294,608
6.00%, 2/15/12		2,850	3,077,077
Kellogg Co. 5.13%, 12/3/12		2,050	2,224,789
Pepsico, Inc. 4.65%, 2/15/13		1,000	1,068,166
The Kroger Co. 6.75%, 4/15/12		1,200	1,310,645

			10,774,287

HEALTH CARE – 0.4%
Roche Holdings, Inc. (1)
4.50%, 3/1/12		800	840,254
5.00%, 3/1/14		3,175	3,396,732

			4,236,986

INSURANCE – 0.8%
Metropolitan Life Global Funding I (1)
5.13%, 11/9/11		3,150	3,297,921
5.13%, 4/10/13		1,000	1,059,390

	Country Code**	Principal Amount (000)	Value

New York Life Global Funding (1) 4.65%, 5/9/13		$1,000	$1,050,369
The Chubb Corp. 6.00%, 11/15/11		2,050	2,202,370

			7,610,050

MULTIMEDIA – 1.4%
Comcast Corp. 5.45%, 11/15/10		3,675	3,798,039
Reed Elsevier Capital, Inc.
4.63%, 6/15/12		5,650	5,873,034
6.75%, 8/1/11		950	1,018,272
The Walt Disney Co. 6.38%, 3/1/12		2,700	2,949,231

			13,638,576

PHARMACEUTICALS – 0.9%
Express Scripts, Inc. 5.25%, 6/15/12		3,075	3,267,498
Merck & Co., Inc. 1.88%, 6/30/11		1,700	1,716,017
Pfizer, Inc. 4.45%, 3/15/12		3,325	3,516,683

			8,500,198

PIPELINES – 0.9%
Enterprise Products Operating LLC
4.95%, 6/1/10		2,575	2,610,076
7.63%, 2/15/12		2,475	2,735,729
The Williams Cos, Inc. (1) 6.38%, 10/1/10		1,400	1,425,340
TransCanada PipeLines Ltd. 8.63%, 5/15/12	CA	1,525	1,730,584

			8,501,729

REAL ESTATE INVESTMENT TRUSTS – 0.1%
WEA Finance LLC / WCI Finance LLC (1) 5.40%, 10/1/12		1,100	1,166,865

REFINING – 2.5%
ConocoPhillips 9.38%, 2/15/11		5,800	6,276,255
Devon Energy Corp. 6.88%, 9/30/11	CA	1,800	1,955,367

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

EnCana Corp.
4.75%, 10/15/13	CA	$1,700	$1,785,937
6.30%, 11/1/11	CA	775	833,545
Energy Transfer Equity LP 5.65%, 8/1/12		3,325	3,533,979
Shell International Finance BV 1.30%, 9/22/11	NL	6,800	6,817,551
XTO Energy, Inc. 5.75%, 12/15/13		3,175	3,532,010

			24,734,644

RETAIL – 0.7%
CVS Caremark Corp. 5.75%, 8/15/11		2,900	3,088,137
Wal-Mart Stores Inc. 3.20%, 5/15/14		4,000	4,073,404

			7,161,541

SAVINGS & LOANS – 0.6%
U.S. Central Federal Credit Union
1.25%, 10/19/11		3,200	3,199,127
1.90%, 10/19/12		2,400	2,398,123

			5,597,250

SOFTWARE – 1.0%
Microsoft Corp. 2.95%, 6/1/14		5,000	5,053,560
Oracle Corp. 4.95%, 4/15/13		4,100	4,399,550

			9,453,110

SPECIAL PURPOSE BANKS – 7.3%
African Development Bank SNAT 1.75%, 10/1/12		9,400	9,338,872
International Bank for Reconstruction and Development SNAT 1.65%, 5/18/11		10,000	10,023,615
Kreditanstalt Fur Wiederaufbau
2.50%, 5/28/13	DE	11,000	11,079,156
3.75%, 6/27/11	DE	900	934,569
4.75%, 5/15/12	DE	14,000	15,000,552
L-Bank BW Foerderbank 3.25%, 10/29/10	DE	4,000	4,075,664

	Country Code**	Principal Amount (000)	Value

Landwirtschaftliche Rentenbank
1.88%, 9/24/12	DE	$8,700	$8,674,709
4.13%, 7/15/13	DE	5,200	5,482,490
NRW.BANK 5.38%, 7/19/10	DE	7,000	7,176,372

			71,785,999

TELECOMMUNICATIONS – 4.5%
BellSouth Corp. (1) 4.95%, 4/26/10		10,000	10,125,970
France Telecom SA
4.38%, 7/8/14	FR	6,000	6,269,772
7.75%, 3/1/11	FR	2,500	2,679,425
Rogers Communications, Inc.
5.50%, 3/15/14	CA	625	669,704
6.25%, 6/15/13	CA	625	684,655
6.38%, 3/1/14	CA	1,675	1,854,550
7.88%, 5/1/12	CA	250	280,175
Telefonica Emisiones SAU 5.86%, 2/4/13	ES	3,500	3,781,631
Telefonica Europe BV 7.75%, 9/15/10	NL	3,050	3,190,629
Verizon Wireless Capital LLC 3.75%, 5/20/11		5,475	5,645,634
5.25%, 2/1/12		4,625	4,905,391
Vodafone Group PLC 5.35%, 2/27/12	GB	3,225	3,440,840

			43,528,376

TOBACCO – 0.4%
Philip Morris International, Inc. 4.88%, 5/16/13		3,750	3,958,710

TRANSPORTATION – 0.5%
Burlington Northern Santa Fe Corp. 5.90%, 7/1/12		4,200	4,553,779

UTILITIES – 1.7%
Duke Energy Corp. 6.30%, 2/1/14		3,100	3,408,819
MidAmerican Energy Holdings Co. 5.00%, 2/15/14		3,600	3,777,700

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

Progress Energy, Inc. 6.85%, 4/15/12		$3,050	$3,310,748
7.10%, 3/1/11		1,525	1,614,097
Public Service Co. of Colorado 7.88%, 10/1/12		1,125	1,290,819
Southern Co. 0.68%, 10/21/11 (2)		2,100	2,105,653
4.15%, 5/15/14		1,400	1,439,691

			16,947,527

Total Corporate Debt Obligations (Cost $353,873,917)			360,436,016

FOREIGN GOVERNMENT AGENCY OBLIGATIONS – 1.8%
Societe Financement de l’Economie Francaise (1) 1.50%, 10/29/10	FR	10,000	10,046,800
2.00%, 2/25/11	FR	7,600	7,694,514

Total Foreign Government Agency Obligations (Cost $17,694,117)			17,741,314

FOREIGN GOVERNMENT OBLIGATIONS – 1.4%
Province of Ontario 1.88%, 11/19/12 (Cost $14,274,842)	CA	14,300	14,157,543

MUNICIPAL BONDS – 0.5%
Pennsylvania Higher Education Assistance Agency (2) 0.89%, 4/25/19 (Cost $4,900,000)		4,900	4,898,579

U.S. GOVERNMENT GUARANTEED NOTES – 12.9%
TLGP American Express Bank 3.15%, 12/9/11		1,900	1,963,589
TLGP BancWest Corp. 2.15%, 3/27/12		10,100	10,231,229
TLGP Bank of America Corp. 2.10%, 4/30/12		24,800	25,028,929
TLGP Citibank NA 1.88%, 5/7/12		6,900	6,936,715
TLGP Citigroup Funding, Inc. 1.88%, 10/22/12		11,300	11,257,308
1.88%, 11/15/12		4,300	4,288,914

	Country Code**	Principal Amount (000)	Value

TLGP Citigroup, Inc. 2.13%, 4/30/12		$15,500	$15,665,974
TLGP General Electric Capital Corp. 2.00%, 9/28/12		4,700	4,706,082
2.20%, 6/8/12		15,000	15,210,375
2.63%, 12/28/12		16,800	17,109,338
3.00%, 12/9/11		1,800	1,855,480
TLGP GMAC LLC 2.20%, 12/19/12		6,900	6,942,311
TLGP HSBC USA, Inc. 3.13%, 12/16/11		1,900	1,966,219
TLGP John Deere Capital Corp. 2.88%, 6/19/12		1,350	1,391,143
TLGP PNC Funding Corp. 1.88%, 6/22/11		1,200	1,212,214

Total U.S. Government Guaranteed Notes (Cost $124,746,516)			125,765,820

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 32.5%
Federal Home Loan Bank 3.13%, 6/10/11		1,155	1,186,901
3.25%, 3/11/11		1,000	1,029,805
4.25%, 6/10/11		1,500	1,567,316
Federal Home Loan Mortgage Corp.
0.48%, 5/15/37 (2)		3,047	3,009,070
2.00%, 2/25/11		19,400	19,436,724
2.00%, 3/16/11		34,400	34,485,725
2.05%, 3/9/11		22,500	22,558,882
4.50%, 5/1/23		19	19,640
5.00%, 12/1/13		2	2,222
5.00%, 4/1/14		7	7,481
5.00%, 3/1/16		1	1,160
5.00%, 5/1/16		3	3,288
5.00%, 9/1/16		7	7,242
5.00%, 11/1/16		100	105,946
5.00%, 12/1/16		25	26,062
5.00%, 1/1/17		284	298,617
5.00%, 2/1/17		493	516,825
5.00%, 3/1/17		387	407,992
5.00%, 4/1/17		631	665,145
5.00%, 5/1/17		26	27,745
5.00%, 6/1/17		11	11,238

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

5.00%, 7/1/17		$3	$3,462
5.00%, 8/1/17		27	29,300
5.00%, 9/1/17		1,596	1,680,399
5.00%, 10/1/17		3,893	4,105,801
5.00%, 11/1/17		3,429	3,615,527
5.00%, 12/1/17		1,226	1,292,402
5.00%, 1/1/18		5,345	5,636,051
5.00%, 2/1/18		5,712	6,022,578
5.00%, 3/1/18		12,485	13,159,116
5.00%, 4/1/18		2,728	2,874,669
5.00%, 5/1/18		1,895	1,997,300
5.00%, 6/1/18		409	431,522
5.00%, 7/1/18		393	413,556
5.00%, 8/1/18		236	248,883
5.00%, 9/1/18		155	163,261
5.00%, 10/1/18		590	623,198
5.00%, 11/1/18		675	710,770
5.00%, 12/1/18		477	502,243
5.00%, 1/1/19		334	352,975
5.00%, 2/1/19		122	128,320
5.00%, 3/1/19		98	103,367
5.00%, 10/15/21		6,278	6,597,751
5.00%, 4/1/38		84	86,743
5.00%, 3/1/39		286	293,551
5.00%, 4/1/39		654	671,672
5.00%, 5/1/39		96	98,912
5.00%, 6/1/39		290	297,314
5.00%, 10/1/39		499	511,967
5.43%, 9/1/38 (2)		13,965	14,664,609
5.50%, 1/1/20		2,080	2,217,359
5.50%, 5/1/20		904	963,104
5.50%, 7/1/20		808	861,134
5.93%, 8/1/37 (2)		11,639	12,361,098
6.50%, 10/1/37		673	727,739
6.50%, 12/1/38		366	392,562
Federal National Mortgage Association
0.68%, 2/25/37 (2)		6,414	6,281,114
2.00%, 3/2/11 (4)		22,000	22,061,732
3.93%, 4/1/37 (2)		2,358	2,441,586
4.50%, 10/1/18		186	192,928
4.50%, 11/1/18		42	43,627
4.50%, 12/1/18		70	73,376
4.50%, 5/1/19		156	162,610
4.50%, 4/1/23		597	615,862
4.62%, 6/1/35 (2)		9,823	10,231,231
4.68%, 6/15/11		1,900	2,000,577
5.00%, 7/1/19		637	671,362
5.00%, 8/1/19		882	927,790

	Country Code**	Principal Amount (000)		Value

5.00%, 8/25/19		$19,239		$20,354,508
5.00%, 9/1/19		2,373		2,495,556
5.00%, 10/1/19		2,772		2,917,224
5.00%, 11/1/19		2,507		2,640,657
5.00%, 12/1/19		3,641		3,833,379
5.00%, 1/1/20		1,197		1,259,528
5.00%, 2/1/20		617		649,689
5.00%, 7/1/20		53		55,450
5.00%, 11/25/21		8,715		9,150,945
5.00%, 5/1/39		27		28,130
5.00%, 6/1/39		39		40,263
5.00%, 7/1/39		30		30,836
5.00%, 10/1/39		299		306,683
5.01%, 4/1/35 (2)		3,954		4,127,684
5.50%, 3/1/18		9,800		10,435,542
5.50%, 7/1/37		423		443,574
6.00%, 3/1/32		0	*	84
6.00%, 5/1/33		8		8,072
6.00%, 12/1/33		3		3,522
6.00%, 2/1/35		15		15,997
6.00%, 4/1/35		5		4,887
6.00%, 7/1/35		30		31,512
6.00%, 11/1/35		79		85,142
6.00%, 1/1/36		86		91,142
6.00%, 2/1/36		7		7,954
6.00%, 3/1/36		6		6,815
6.00%, 5/1/36		3		2,700
6.00%, 6/1/36		5		5,809
6.00%, 10/1/36		27		28,487
6.00%, 8/1/38		405		429,396
6.00%, 11/1/38		64		67,849
U.S. Treasury Inflation Indexed Bonds
0.88%, 4/15/10		18,257		18,318,446
1.88%, 7/15/13		6,003		6,321,954
2.38%, 4/15/11		1,851		1,906,128
3.50%, 1/15/11		8,943		9,275,946
4.25%, 1/15/10		6,039		6,045,872

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $315,974,637)				317,346,398

SHORT TERM INVESTMENTS – 5.5%
MUNICIPAL BONDS – 0.5%
State Of Illinois 4.00%, 5/20/10 (Cost $5,043,228)		5,000		5,065,350

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Principal Amount (000)	Value

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS (3) – 5.0%
Federal Home Loan Bank Discount Note 0.01%, 1/4/10	$25,000	$24,999,998
U.S. Treasury Bill 0.00%, 1/14/10	23,200	23,200,000

Total U.S. Treasury and U.S. Government Agency Obligations
(Amortized cost $48,199,998)		48,199,998

	Shares	Value

MUTUAL FUNDS – 0.0% +
State Street Institutional Liquid Reserves Fund (Cost $90,963)	90,963	$90,963

Total Short Term Investments (Cost $53,334,189)		53,356,311

TOTAL INVESTMENTS – 99.4%
(Cost $962,072,858)		970,852,093
Other assets less liabilities – 0.6%		6,125,605

NET ASSETS – 100.0%		$976,977,698

+	Amount is less than 0.05%.
*	Amount is less than $500.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $138,815,453, representing 14.2% of net assets.
(2)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(3)	Interest rates represent annualized yield at date of purchase.

SNAT	Supranational
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

AU	Australia
CA	Canada
CL	Chile
DE	Germany
ES	Spain
FR	France
GB	Great Britain
IT	Italy
NL	Netherlands
NZ	New Zealand

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(4)	At the period end, securities (or portions thereof) with an aggregate market value of $2,105,893 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Long	90-Day Eurodollar December Futures	12/13/10	21	5,142,945	5,169,675	26,730
Long	90-Day Eurodollar December Futures	12/19/11	21	5,058,042	5,093,550	35,508
Long	90-Day Eurodollar June Futures	6/14/10	290	71,902,623	72,007,000	104,377
Long	90-Day Eurodollar June Futures	6/13/11	21	5,087,277	5,128,463	41,186
Long	90-Day Eurodollar March Futures	3/15/10	25	6,213,188	6,227,812	14,624
Long	90-Day Eurodollar March Futures	3/14/11	21	5,104,339	5,148,675	44,336
Long	90-Day Eurodollar September Futures	9/13/10	13	3,185,800	3,214,250	28,450
Long	90-Day Eurodollar September Futures	9/19/11	21	5,072,361	5,110,350	37,989
Short	U.S. Treasury 10 Year Note March Futures	3/22/10	329	39,307,066	37,984,078	1,322,988
Long	U.S. Treasury 2 Year Note March Futures	3/31/10	1,334	289,770,193	288,498,345	(1,271,848)
Long	U.S. Treasury 30 Year Bond March Futures	3/22/10	40	4,880,141	4,615,000	(265,141)
Short	U.S. Treasury 5 Year Note March Futures	3/31/10	439	51,037,250	50,214,055	823,195

Net unrealized appreciation						942,394

(5)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$51,608,192	$—	$51,608,192
Collateralized Mortgage Obligations	—	25,541,920	—	25,541,920
Corporate Debt Obligations (a)	—	360,436,016	—	360,436,016
Foreign Government Agency Obligations	—	17,741,314	—	17,741,314
Foreign Government Obligations	—	14,157,543	—	14,157,543
Municipal Bonds	—	4,898,579	—	4,898,579
U.S. Government Guaranteed Notes	—	125,765,820	—	125,765,820
U.S. Treasury and U.S. Government Agency Obligations	41,868,346	275,478,052	—	317,346,398
Short Term Investments
Municipal Bonds	—	5,065,350	—	5,065,350
U.S. Treasury and U.S. Government Agency Obligations	—	48,199,998	—	48,199,998
Mutual Funds	90,963	—	—	90,963

Total Short Term Investments	90,963	53,265,348	—	53,356,311

Total Investments	41,959,309	928,892,784	—	970,852,093

Futures Contracts	2,479,383	—	—	2,479,383

Total	$44,438,692	$928,892,784	$—	$973,331,476

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

Liabilities	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts	$(1,536,989)	$—	$—	$(1,536,989)

Total	$(1,536,989)	$—	$—	$(1,536,989)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.1%
AEROSPACE & DEFENSE – 2.0%
Curtiss-Wright Corp.		13,150	$411,858
Esterline Technologies Corp.*		9,850	401,584

			813,442

CAPITAL MARKETS – 3.0%
Investment Technology Group, Inc.*		20,525	404,342
Raymond James Financial, Inc.		16,950	402,902
Waddell & Reed Financial, Inc., Class A		13,350	407,709

			1,214,953

CHEMICALS – 3.1%
OM Group, Inc.*		13,725	430,828
RPM International, Inc.		20,150	409,649
Scotts Miracle-Gro Co., Class A		10,425	409,807

			1,250,284

COMMERCIAL BANKS – 2.0%
Bank Hawaii Corp.		8,550	402,363
FirstMerit Corp.		20,261	408,057

			810,420

COMMERCIAL SERVICES & SUPPLIES – 3.0%
Kelly Services, Inc., Class A*		35,800	427,094
Rino International Corp.*		14,330	396,224
The Brink’s Co.		16,275	396,134

			1,219,452

COMMUNICATIONS EQUIPMENT – 2.0%
CommScope, Inc.*		15,150	401,929
Plantronics, Inc.		15,800	410,484

			812,413

COMPUTERS & PERIPHERALS – 2.1%
Lexmark International, Inc., Class A*		15,750	409,185
Synaptics, Inc.*		15,125	463,581

			872,766

CONSTRUCTION & ENGINEERING – 1.9%
EMCOR Group, Inc.*		15,050	404,845

	Country Code**	Shares	Value

Tutor Perini Corp.*		19,734	$356,791

			761,636

CONSUMER FINANCE – 1.0%
Cash America International, Inc.		11,756	410,990

DIVERSIFIED CONSUMER SERVICES – 1.0%
Regis Corp.		25,525	397,424

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.3%
Iowa Telecommunication Services, Inc.		31,075	520,817

ELECTRIC UTILITIES – 3.0%
ALLETE, Inc.		12,175	397,879
IDACORP, Inc.		13,075	417,746
NV Energy, Inc.		32,475	402,041

			1,217,666

ELECTRICAL EQUIPMENT – 1.9%
General Cable Corp.*		13,225	389,080
Regal-Beloit Corp.		7,750	402,535

			791,615

ELECTRONIC EQUIPMENT & INSTRUMENTS – 4.3%
Anixter International, Inc.*		8,650	407,415
Jabil Circuit, Inc.		26,875	466,819
Mettler-Toledo International, Inc.*		3,950	414,710
Park Electrochemical Corp.		16,159	446,635

			1,735,579

ENERGY EQUIPMENT & SERVICES – 3.0%
Cal Dive International, Inc.*		54,025	408,429
Oil States International, Inc.*		10,525	413,527
Superior Energy Services, Inc.*		16,525	401,392

			1,223,348

FOOD & STAPLES RETAILING – 3.1%
Central European Distribution Corp.*		14,475	411,235
Nash Finch Co.		11,625	431,171
Ruddick Corp.		15,525	399,458

			1,241,864

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD PRODUCTS – 3.1%
Corn Products International, Inc.		13,800	$403,374
Del Monte Foods Co.		36,475	413,626
Ralcorp Holdings, Inc.*		7,125	425,434

			1,242,434

HEALTH CARE EQUIPMENT & SUPPLIES – 1.0%
Inverness Medical Innovations, Inc.*		9,325	387,081

HEALTH CARE PROVIDERS & SERVICES – 6.3%
Amedisys, Inc.*		9,850	478,316
AmSurg Corp.*		18,185	400,434
Healthspring, Inc.*		23,500	413,835
LifePoint Hospitals, Inc.*		12,650	411,251
MEDNAX, Inc.*		6,875	413,256
Owens & Minor, Inc.		9,700	416,421

			2,533,513

HOTELS, RESTAURANTS & LEISURE – 3.0%
Brinker International, Inc.		28,125	419,625
International Speedway Corp., Class A		14,175	403,279
LIFE TIME FITNESS, Inc.*		15,800	393,894

			1,216,798

HOUSEHOLD DURABLES – 2.1%
Helen of Troy, Ltd.*	BM	18,275	447,007
Jarden Corp.		13,475	416,512

			863,519

INDUSTRIAL CONGLOMERATES – 1.0%
Teleflex, Inc.		7,450	401,481

INSURANCE – 7.0%
Allied World Assurance Holdings, Ltd.	BM	8,900	410,023
Argo Group International Holdings, Inc.*	BM	13,750	400,675
Aspen Insurance Holdings, Ltd.	BM	15,750	400,838
Endurance Specialty Holdings, Ltd.	BM	11,075	412,322
Hanover Insurance Group, Inc.		9,175	407,645
Platinum Underwriters Holdings, Ltd.	BM	10,700	409,703

	Country Code**	Shares	Value

Protective Life Corp.		23,588	$390,381

			2,831,587

IT SERVICES – 2.0%
CACI International, Inc., Class A*		8,325	406,676
DST Systems, Inc.*		9,400	409,370

			816,046

LEISURE EQUIPMENT & PRODUCTS – 1.0%
Jakks Pacific, Inc.*		32,425	392,991

LIFE SCIENCES TOOLS & SERVICES – 1.0%
PerkinElmer, Inc.		19,900	409,741

MACHINERY – 2.1%
Barnes Group, Inc.		25,025	422,922
Gardner Denver, Inc.		9,650	410,608

			833,530

METALS & MINING – 4.2%
Gammon Gold, Inc.*	CA	41,875	461,044
Pan American Silver Corp.*	CA	17,275	411,318
Reliance Steel & Aluminum Co.		9,425	407,348
Thompson Creek Metals Co., Inc.*	CA	36,297	425,401

			1,705,111

MULTI-UTILITIES – 3.1%
Integrys Energy Group, Inc.		10,000	419,900
TECO Energy, Inc.		26,150	424,153
Vectren Corp.		16,475	406,603

			1,250,656

OIL, GAS & CONSUMABLE FUELS – 7.5%
Atwood Oceanics, Inc.*		11,150	399,727
Contango Oil & Gas Co.*		8,500	399,585
Forest Oil Corp.*		19,100	424,975
St. Mary Land & Exploration Co.		11,350	388,624
Tesoro Corp.		42,745	579,195
W&T Offshore, Inc.		33,611	393,249
Whiting Petroleum Corp.*		6,550	467,997

			3,053,352

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 3.1%
Alexandria Real Estate Equities, Inc.		6,375	$409,849
Anworth Mortgage Asset Corp.		55,725	390,075
Hospitality Properties Trust		20,100	476,571

			1,276,495

ROAD & RAIL – 1.9%
Genesee & Wyoming, Inc., Class A*		12,125	395,760
Ryder System, Inc.		9,163	377,241

			773,001

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.1%
Microsemi Corp.*		26,075	462,831

SOFTWARE – 3.0%
Jack Henry & Associates, Inc.		17,423	402,820
Net 1 UEPS Technologies, Inc.*		20,592	399,896
Sybase, Inc.*		9,475	411,215

			1,213,931

SPECIALTY RETAIL – 1.0%
RadioShack Corp.		20,026	390,507

TEXTILES, APPAREL & LUXURY GOODS – 1.9%
Hanesbrands, Inc.*		15,950	384,555
Wolverine World Wide, Inc.		14,825	403,536

			788,091

	Country Code**	Shares	Value

THRIFT & MORTGAGE FINANCE – 1.0%
Washington Federal, Inc.		20,475	$395,987

TOBACCO – 2.0%
Universal Corp.		8,800	401,368
Vector Group, Ltd.		29,101	407,414

			808,782

TRADING COMPANIES & DISTRIBUTORS – 1.0%
GATX Corp.		13,625	391,719

TRANSPORTATION – 1.0%
Diana Shipping, Inc.*	MH	27,275	394,942

Total Common Stocks (Cost $34,650,949)			40,128,795

SHORT TERM INVESTMENTS – 1.0%
MUTUAL FUNDS – 1.0%
State Street Institutional U.S. Government Money Market Fund (Cost $406,075)		406,075	406,075

TOTAL INVESTMENTS – 100.1%
(Cost $35,057,024)			40,534,870
Liabilities in excess of other assets – (0.1)%			(51,170)

NET ASSETS – 100.0%			$40,483,700

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

BM	Bermuda
CA	Canada
MH	Marshall Islands

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$40,128,795	$—	$—	$40,128,795
Short Term Investments
Mutual Funds	406,075	—	—	406,075

Total Investments	40,534,870	—	—	40,534,870

Total	$40,534,870	$—	$—	$40,534,870

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.3%
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF1A 0.30%, 1/25/37 (1)		$31	$14,453
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 5.72%, 1/25/37 (2)		300	135,008
Lehman XS Trust, Series 2005-7N, Class 3A1 0.51%, 12/25/35 (1)		349	186,615
SACO I Trust, Series 2005-2, Class A 0.43%, 4/25/35 (1)(3)		20	8,088

Total Asset Backed Securities (Cost $218,268)			344,164

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.5%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 1A1 3.73%, 10/25/35 (1)		68	34,811
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6 0.63%, 5/25/35 (1)		51	35,876
Banc of America Funding Corp., Series 2006-A, Class 3A2 5.79%, 2/20/36 (1)		416	236,694
Banc of America Funding Corp., Series 2006-B, Class 2A1 5.52%, 3/20/36 (1)		164	111,810
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3 5.64%, 10/25/35 (1)		55	23,486

	Country Code*	Principal Amount (000)	Value

Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1 1.54%, 12/25/35 (1)		$76	$40,419
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A5 0.46%, 5/20/46 (1)		59	28,213
Countrywide Alternative Loan Trust, Series 2006-43 CB, Class A 0.60%, 2/25/37 (1)		62	22,247
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A1 0.55%, 3/25/35 (1)		85	51,394
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class A1A 0.55%, 3/25/35 (1)		50	24,491
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A3 5.50%, 12/25/35		46	34,654
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR1, Class 2A1A 0.48%, 3/19/45 (1)		21	11,792
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2, Class 1A5 6.00%, 5/25/36		53	38,878
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A 0.47%, 3/19/36 (1)		460	249,154

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 1A2 6.00%, 7/25/37		$300	$121,710
IndyMac INDEX Mortgage Loan Trust, Series 2005-AR13, Class 4A1 5.15%, 8/25/35 (1)		41	27,620
IndyMac INDEX Mortgage Loan Trust, Series 2005-AR15, Class A1 5.26%, 9/25/35 (1)		57	41,976
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A97 6.00%, 8/25/37		80	59,738
MortgageIT Trust, Series 2005-1, Class 1A1 0.55%, 2/25/35 (1)		303	212,071
Residential Accredit Loans, Inc., Series 2006-Q010, Class A1 0.39%, 1/25/37 (1)		676	350,621
Residential Accredit Loans, Inc., Series 2006-QA2, Class 3A1 5.50%, 2/25/36 (1)		324	209,342
Residential Asset Securitization Trust, Series 2006-R1, Class A2 0.63%, 1/25/46 (1)		2,319	1,074,713
Residential Asset Securitization Trust, Series 2007-A5, Class 2A3 6.00%, 5/25/37		67	49,308
Structured Asset Mortgage Investments, Inc., Series 2005-AR6, Class 2A1 0.54%, 9/25/45 (1)		33	18,282

	Country Code*	Principal Amount (000)	Value

Thornburg Mortgage Securities Trust, Series 2006-5, Class A1 0.35%, 10/25/46 (1)		$107	$104,789
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 1A2 5.79%, 10/25/36 (1)		398	290,954
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 2A3 5.72%, 10/25/36 (1)		105	79,328
Wamu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1 5.56%, 12/25/36 (1)		185	131,119
Wamu Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1 5.57%, 12/25/36 (1)		2,397	1,601,230

Total Collateralized Mortgage Obligations (Cost $4,626,830)			5,316,720

COMMERCIAL MORTGAGE BACKED SECURITIES –0.7%
Goldman Sachs Mortgage Securities Corp. II, Series 2006-GG8, Class A4 5.56%, 11/10/39		100	87,554
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.44%, 3/10/39		100	88,355
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 5.49%, 3/12/51 (1)		100	81,348

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

RBSCF Trust, Series 2009-RR1, Class JPA 6.07%, 9/17/39 (1)(3)		$600	$518,002

Total Commercial Mortgage Backed Securities (Cost $725,801)			775,259

CORPORATE DEBT OBLIGATIONS – 79.9%
AIRLINES – 4.2%
American Airlines Pass Through Trust, Series 2001-02 6.98%, 4/1/11		14	13,652
American Airlines, Inc. 10.50%, 10/15/12 (3)		1,500	1,567,500
Continental Airlines, Inc. 7.75%, 7/2/14		361	352,050
Delta Air Lines, Inc. 7.11%, 9/18/11		700	706,125
9.50%, 9/15/14 (3)		600	623,250
United Air Lines, Inc. 9.75%, 1/15/17		600	612,000
10.40%, 11/1/16		1,000	1,053,750

			4,928,327

AUTOMOTIVE – 3.3%
Allison Transmission 11.00%, 11/1/15 (3)		50	52,500
Arvinmeritor, Inc. 8.13%, 9/15/15		105	100,275
Cooper-Standard Automotive, Inc. 7.00%, 12/15/12 (4)		15	14,212
Ford Motor Credit Co. LLC 3.03%, 1/13/12 (1)		500	465,000
5.70%, 1/15/10		1,065	1,065,038
7.00%, 10/1/13		165	164,752
7.88%, 6/15/10		100	101,511
8.00%, 6/1/14		75	77,009
8.00%, 12/15/16		550	550,731
12.00%, 5/15/15		700	811,740
The Goodyear Tire & Rubber Co. 9.00%, 7/1/15		265	275,600
10.50%, 5/15/16		100	110,500
TRW Automotive, Inc. 7.00%, 3/15/14 (3)		25	24,500
7.25%, 3/15/17 (3)		50	48,500

			3,861,868

	Country Code*	Principal Amount (000)	Value

BANKS – 14.9%
AgriBank FCB 9.13%, 7/15/19		$1,000	$1,098,952
BAC Capital Trust VI 5.63%, 3/8/35		100	79,994
Bank of America Corp. 8.13%, Perpetual (1)		100	96,274
Bank of America Corp. Capital Trust VII 5.25%, 8/10/35		650	703,420
Barclays Bank PLC 14.00%, Perpetual (1)	GB	1,200	2,471,257
Capital One Capital V 10.25%, 8/15/39		600	697,500
Citigroup Capital XXI 8.30%, 12/21/57 (1)		400	385,000
Discover Bank 8.70%, 11/18/19		850	910,651
GMAC LLC 6.63%, 5/15/12		1,275	1,247,938
6.88%, 8/28/12		400	391,424
8.00%, 11/1/31		770	692,787
HBOS PLC 6.75%, 5/21/18 (3)	GB	2,100	1,948,602
Intesa Sanpaolo SpA 8.05%, Perpetual (1)	IT	700	998,467
JP Morgan Chase & Co., Series I, GDR 7.90%, Perpetual (1)		100	103,146
NB Capital Trust IV 8.25%, 4/15/27		100	99,000
Rabobank Nederland Boerenleenbank BA 11.00%, Perpetual (1)(3)	NL	600	731,552
RBS Capital Trust 6.47%, Perpetual (1)		50	32,972
Regions Bank 7.50%, 5/15/18		925	845,576
Regions Financial Corp. 0.42%, 6/26/12 (1)		200	179,686
7.38%, 12/10/37		1,000	818,559
Societe Generale 5.92%, Perpetual (1)(3)	FR	150	116,843

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Wachovia Capital Trust III 5.80%, Perpetual (1)		$1,000	$765,000
Wells Fargo & Co. GDR 7.98%, Perpetual (1)		300	300,750
Wells Fargo Capital XIII 7.70%, Perpetual (1)		1,850	1,794,500

			17,509,850

BROKERAGE – 0.0% +
Lehman Brothers Holdings, Inc. 6.63%, 1/18/12 (4)		25	4,875
6.88%, 5/2/18 (4)		25	5,188

			10,063

COAL – 0.4%
Drummond Co., Inc. 9.00%, 10/15/14 (3)		500	524,375

COMMERCIAL SERVICES – 0.2%
Lender Processing Services, Inc. 8.13%, 7/1/16		155	164,881
Quintiles Transnational Corp. 9.50%, 12/30/14 (3)(5)		100	100,500

			265,381

COMPUTER & PERIPHERALS – 1.5%
Aramark Corp. 3.78%, 2/1/15 (1)		525	480,375
8.50%, 2/1/15		75	77,250
SunGard Data Systems, Inc. 9.13%, 8/15/13		200	205,000
10.63%, 5/15/15		950	1,046,187

			1,808,812

CONSUMER SERVICES – 0.5%
WMG Acquisition Corp. 9.50%, 6/15/16 (3)		500	535,625

CONTAINERS & GLASS – 0.7%
Berry Plastics Corp. 5.03%, 2/15/15 (1)		445	406,619

	Country Code*	Principal Amount (000)	Value

Crown Americas LLC 7.63%, 5/15/17 (3)		$150	$155,625
7.75%, 11/15/15		25	25,875
OI European Group B.V. 6.88%, 3/31/17	NL	50	68,810
Owens-Brockway Glass Container, Inc. 6.75%, 12/1/14		100	139,771
7.38%, 5/15/16		25	25,813

			822,513

ELECTRIC UTILITIES – 0.1%
CMS Energy Corp. 8.75%, 6/15/19		150	164,181

FINANCIALS – 3.0%
CIT Group, Inc. 7.00%, 5/1/13		40	37,612
7.00%, 5/1/14		61	56,192
7.00%, 5/1/15		161	143,650
7.00%, 5/1/16		101	88,738
7.00%, 5/1/17		141	122,473
HSBC Finance Capital Trust IX 5.91%, 11/30/35 (1)		100	82,000
International Lease Finance Corp. 0.48%, 5/24/10 (1)		50	48,612
4.88%, 9/1/10		600	576,322
5.00%, 4/15/10		75	73,874
5.63%, 9/15/10		400	395,676
6.63%, 11/15/13		100	80,499
SLM Corp., Series A 0.44%, 7/26/10 (1)		525	513,808
0.51%, 10/25/11 (1)		175	163,820
0.76%, 10/1/10 (1)		350	347,064
4.50%, 7/26/10		100	99,642
5.00%, 10/1/13		100	91,994
5.13%, 8/27/12		100	93,747
5.38%, 1/15/13		75	70,750
5.40%, 10/25/11		25	24,978
8.45%, 6/15/18		360	355,231

			3,466,682

FOOD, BEVERAGES & RESTAURANTS – 0.1%
American Stores Co. 7.90%, 5/1/17		100	94,250
8.00%, 6/1/26		50	45,625

			139,875

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

GAMING – 0.3%
MGM MIRAGE, Inc. 10.38%, 5/15/14 (3)		$100	$108,500
11.13%, 11/15/17 (3)		175	193,812

			302,312

GAS & PIPELINE UTILITIES – 1.1%
Enterprise Products Operating LP 8.38%, 8/1/66 (1)		1,050	1,023,750
Southern Natural Gas Co. 5.90%, 4/1/17 (3)		25	25,673
TransCanada PipeLines, Ltd. 6.35%, 5/15/67 (1)	CA	325	304,937

			1,354,360

HEALTH CARE – 4.1%
Community Health Systems, Inc. 8.88%, 7/15/15		230	238,050
HCA, Inc. 8.50%, 4/15/19 (3)		150	161,625
9.13%, 11/15/14		175	184,625
9.25%, 11/15/16		2,125	2,281,719
9.63%, 11/15/16 (5)		1,140	1,234,050
9.88%, 2/15/17 (3)		125	138,125
United Surgical Partners International, Inc. 8.88%, 5/1/17		575	592,250

			4,830,444

HEALTH CARE - FACILITIES – 2.6%
Biomet, Inc. 10.00%, 10/15/17		650	706,062
10.38%, 10/15/17 (5)		1,825	1,980,125
11.63%, 10/15/17		320	353,600

			3,039,787

INSURANCE – 2.9%
AIG SunAmerica 0.43%, 7/26/10 (1)	KY	50	47,932
American International Group, Inc. 0.35%, 3/20/12 (1)		40	34,694
4.00%, 9/20/11		500	667,027
5.45%, 5/18/17		425	343,955
5.85%, 1/16/18		150	123,079
5.95%, 10/4/10		150	233,836

	Country Code*	Principal Amount (000)	Value

6.25%, 5/1/36		$2,300	$1,707,787
8.18%, 5/15/58 (1)		25	16,500
8.25%, 8/15/18		200	187,770

			3,362,580

LEISURE & ENTERTAINMENT – 0.9%
Harrah’s Operating Co., Inc. 10.00%, 12/15/18 (3)		70	56,175
Royal Caribbean Cruises, Ltd. 8.75%, 2/2/11	LR	25	26,156
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, 5/15/18		200	200,500
Wynn Las Vegas Capital Corp. 6.63%, 12/1/14		270	260,888
7.88%, 11/1/17 (3)		500	506,250

			1,049,969

MANUFACTURING DIVERSIFIED – 0.0% +
Actuant Corp. 6.88%, 6/15/17		15	14,269

METALS & MINING – 1.3%
Freeport-McMoRan Copper & Gold, Inc. 8.38%, 4/1/17		775	848,625
Teck Resources, Ltd. 9.75%, 5/15/14	CA	325	374,969
10.25%, 5/15/16	CA	225	262,125

			1,485,719

MULTIMEDIA – 4.7%
Charter Communications Operating Capital LLC 8.38%, 4/30/14 (3)		90	92,475
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17 (3)		250	257,500
CSC Holdings, Inc. 7.63%, 7/15/18		210	216,300
7.88%, 2/15/18		865	895,275
8.50%, 6/15/15 (3)		475	505,875
8.63%, 2/15/19 (3)		325	349,781
Dex Media West LLC, Series B 9.88%, 8/15/13 (4)		200	63,000

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

DISH DBS Corp. 6.63%, 10/1/14		$25	$25,219
7.88%, 9/1/19		100	104,875
Echostar DBS Corp. 7.00%, 10/1/13		200	205,750
7.13%, 2/1/16		935	954,869
7.75%, 5/31/15		75	78,563
Quebecor Media, Inc. 7.75%, 3/15/16	CA	55	54,863
RH Donnelley Corp. 11.75%, 5/15/15 (3)(4)		250	206,250
UnityMedia GmbH 10.38%, 2/15/15 (3)	DE	100	105,125
UnityMedia Hessen GmbH & Co. KG 3.60%, 4/15/13 (1)	DE	100	141,921
UPC Holding BV 8.63%, 1/15/14	NL	275	394,226
9.75%, 4/15/18 (3)	NL	100	147,297
Videotron Ltee 9.13%, 4/15/18 (3)	CA	550	605,000
9.13%, 4/15/18	CA	50	55,000

			5,459,164

OIL & GAS - EXPLORATION & PRODUCTION – 1.2%
Encore Acquisition Co. 6.00%, 7/15/15		700	700,000
Penn Virginia Corp. 10.38%, 6/15/16		250	272,500
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(3)	TT	350	391,562

			1,364,062

OIL & GAS EQUIPMENT & SERVICES – 1.3%
Amerigas Partners LP 7.13%, 5/20/16		460	460,000
7.25%, 5/20/15		50	50,000
Cie Generale De Geophysique-Veritas 7.50%, 5/15/15	FR	735	729,487
7.75%, 5/15/17	FR	175	173,688
Suburban Propane Partners LP 6.88%, 12/15/13		63	63,000

			1,476,175

	Country Code*	Principal Amount (000)	Value

PAPER PRODUCTS – 1.2%
Cascades, Inc. 7.25%, 2/15/13	CA	$20	$20,200
Georgia-Pacific LLC 7.13%, 1/15/17 (3)		150	151,875
7.25%, 6/1/28		10	9,300
7.70%, 6/15/15		815	855,750
8.00%, 1/15/24		115	117,300
8.25%, 5/1/16 (3)		50	53,000
8.88%, 5/15/31		200	212,000
Verso Paper Holdings LLC, Series B 9.13%, 8/1/14		30	28,650

			1,448,075

PHARMACEUTICALS – 0.2%
Novasep Holding SAS 9.75%, 12/15/16 (3)	FR	200	195,000

PIPELINES – 2.9%
Colorado Interstate Gas Co. 5.95%, 3/15/15		20	21,004
Dynegy Holdings Pass Through Trust, Series A 7.27%, 11/8/10		26	25,542
Dynegy Holdings Pass Through Trust, Series B 7.67%, 11/8/16		450	434,250
El Paso Corp. 7.80%, 8/1/31		200	188,287
8.05%, 10/15/30		1,010	952,623
8.25%, 2/15/16		300	320,250
Kinder Morgan Finance Co. 5.70%, 1/5/16	CA	320	307,200
Knight, Inc. 5.15%, 3/1/15		850	816,000
Williams Cos., Inc. 7.88%, 9/1/21		150	172,053
8.75%, 1/15/20		75	89,473
Williams Partners LP 7.25%, 2/1/17		100	101,019

			3,427,701

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

REAL ESTATE INVESTMENT TRUSTS – 0.4%
Ventas Realty LP 6.50%, 6/1/16		$375	$361,875
6.75%, 4/1/17		60	58,050

			419,925

REFINING – 4.6%
Berry Petroleum Co. 10.25%, 6/1/14		325	353,437
Chesapeake Energy Corp. 6.88%, 1/15/16		150	150,000
7.00%, 8/15/14		75	75,938
7.25%, 12/15/18		150	151,125
7.63%, 7/15/13		25	26,188
9.50%, 2/15/15		2,325	2,551,687
Continental Resources, Inc. 8.25%, 10/1/19 (3)		50	52,500
Newfield Exploration Co. 7.13%, 5/15/18		330	333,300
Opti Canada, Inc. 7.88%, 12/15/14	CA	125	102,500
8.25%, 12/15/14	CA	290	238,887
Range Resources Corp. 7.25%, 5/1/18		25	25,500
7.50%, 10/1/17		125	128,750
Sandridge Energy, Inc. 8.63%, 4/1/15(5)		1,150	1,150,000

			5,339,812

RESTAURANTS – 0.1%
NPC International, Inc. 9.50%, 5/1/14		165	163,350

RETAIL – 2.2%
Ferrellgas Partners LP 6.75%, 5/1/14		100	98,500
J.C. Penney Co., Inc. 7.13%, 11/15/23		50	49,563
7.95%, 4/1/17		225	245,813
New Albertsons, Inc. 7.45%, 8/1/29		375	321,562
7.75%, 6/15/26		190	170,050
8.00%, 5/1/31		725	657,937
8.70%, 5/1/30		525	509,250
SUPERVALU, Inc. 7.50%, 11/15/14		520	526,500
8.00%, 5/1/16		50	50,750

			2,629,925

	Country Code*	Principal Amount (000)	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.6%
Sensata Technologies BV 8.00%, 5/1/14	NL	$700	$686,000

SOFTWARE – 0.3%
First Data Corp. 9.88%, 9/24/15		380	354,350

SPECIAL PURPOSE ENTITIES – 0.8%
El Paso Performance-Linked Trust 7.75%, 7/15/11 (3)		250	256,290
NSG Holdings LLC 7.75%, 12/15/25 (3)		490	438,550
Santander Perpetual SA Unipersonal 6.67%, Perpetual (1)(3)	ES	100	89,882
Sumitomo Mitsui Financial Group Preferred Capital, Ltd. 6.08%, Perpetual (1)(3)	KY	200	171,826

			956,548

TELECOMMUNICATIONS – 9.8%
Cincinnati Bell, Inc. 7.00%, 2/15/15		20	19,750
Citizens Communications Co. 6.63%, 3/15/15		25	24,313
9.00%, 8/15/31		90	88,425
Cricket Communications, Inc. 9.38%, 11/1/14		200	201,000
10.00%, 7/15/15		175	177,406
Crown Castle International Corp. 7.75%, 5/1/17 (3)		175	186,375
Frontier Communications Corp. 7.13%, 3/15/19		550	519,750
7.45%, 7/1/35		100	81,250
8.25%, 5/1/14		125	130,313
Intelsat Corp. 9.25%, 8/15/14		225	231,187
9.25%, 6/15/16		150	154,875

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Intelsat Jackson Holdings Ltd. 8.50%, 11/1/19 (3)	BM	$700	$721,000
9.50%, 6/15/16	BM	25	26,750
Intelsat Subsidiary Holding Co., Ltd. 8.88%, 1/15/15	BM	50	51,750
MetroPCS Wireless, Inc. 9.25%, 11/1/14		395	399,938
Motorola, Inc. 6.00%, 11/15/17		125	120,943
Nordic Telephone Co. Holdings 8.88%, 5/1/16 (3)	DK	625	660,937
Qwest Capital Funding, Inc. 7.25%, 2/15/11		115	116,725
8.88%, 3/15/12		150	161,250
Qwest Communications International, Inc. 7.25%, 2/15/11		100	100,500
7.50%, 2/15/14		1,525	1,530,719
8.00%, 10/1/15 (3)		100	102,750
Qwest Corp. 7.50%, 6/15/23		250	236,250
8.38%, 5/1/16		250	268,125
Sprint Capital Corp. 7.63%, 1/30/11		75	76,781
8.38%, 3/15/12		75	77,625
8.75%, 3/15/32		400	377,000
Sprint Nextel Corp. 6.00%, 12/1/16		145	132,313
8.38%, 8/15/17		700	714,000
Telesat Canada LLC 11.00%, 11/1/15	CA	575	623,875
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14		170	175,313
Virgin Media Finance PLC 9.50%, 8/15/16	GB	175	187,906
West Corp. 9.50%, 10/15/14		110	111,650
Wind Acquisition Finance SA 11.00%, 12/1/15	LU	50	77,053
11.75%, 7/15/17 (3)	LU	1,000	1,092,500
12.00%, 12/1/15 (3)	LU	300	321,000

	Country Code*	Principal Amount (000)	Value

Windstream Corp. 7.88%, 11/1/17 (3)		$200	$197,500
8.63%, 8/1/16		995	1,012,412

			11,489,209

TRANSPORTATION – 0.1%
Kansas City Southern 8.00%, 6/1/15		75	77,719

UTILITIES – 7.4%
AES Red Oak LLC, Series A 8.54%, 11/30/19		841	838,671
Dominion Resources, Inc. 6.30%, 9/30/66 (1)		250	220,000
7.50%, 6/30/66 (1)		50	48,500
Energy Future Holdings Corp. 9.75%, 10/15/19		39	38,885
11.25%, 11/1/17 (5)		5	3,729
Energy Future Intermediate Holding Co. LLC 9.75%, 10/15/19		47	46,861
FPL Group Capital, Inc., Series B 6.35%, 10/1/66 (1)		50	46,250
Intergen 9.00%, 6/30/17 (3)	NL	1,225	1,277,062
Ipalco Enterprises, Inc. 7.25%, 4/1/16 (3)		40	40,100
Midwest Generation LLC, Series B 8.56%, 1/2/16		584	590,204
NRG Energy, Inc. 7.38%, 2/1/16		275	275,344
7.38%, 1/15/17		315	315,788
8.50%, 6/15/19		1,050	1,076,250
Quicksilver Resources, Inc. 9.13%, 8/15/19		575	600,875
11.75%, 1/1/16		300	340,500
Reliant Energy Mid-Atlantic Power Holdings LLC, Series C 9.68%, 7/2/26		100	102,750
RRI Energy, Inc. 7.63%, 6/15/14		500	495,000
7.88%, 6/15/17		150	147,375

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Sierra Pacific Resources 7.80%, 6/15/12		$25	$25,388
Sithe Independence Funding Corp., Series A 9.00%, 12/30/13		70	72,234
Tenaska Alabama Partners LP 7.00%, 6/30/21 (3)		337	310,107
The AES Corp. 7.75%, 10/15/15		175	177,625
8.00%, 10/15/17		245	251,431
8.00%, 6/1/20		1,095	1,114,162
9.75%, 4/15/16 (3)		175	191,625

			8,646,716

Total Corporate Debt Obligations (Cost $83,306,466)			93,610,723

FOREIGN GOVERNMENT OBLIGATIONS – 6.7%
Brazil Notas do Tesouro Nacional, Series F 10.00%, 1/1/12	BR	11,140	6,187,614
10.00%, 1/1/17	BR	3,400	1,677,602

Total Foreign Government Obligations (Cost $7,538,931)			7,865,216

LOAN ASSIGNMENTS – 2.3%
SENIOR LOANS – 2.3%
Energy Future Competitive Holdings Co. 3.73%, 10/10/14 (1)		1,975	1,592,187
3.78%, 10/10/14 (1)		5	4,083
First Data Corp. 3.00%, 9/24/14 (1)		470	416,840
3.03%, 9/24/14 (1)		25	21,921
Newsday LLC 9.75%, 8/1/13		200	212,760
Texas Competitive Electric Holdings Co. LLC 3.73%, 10/10/14 (1)		499	397,953

Total Loan Assignments (Cost $2,190,455)			2,645,744

		Shares
COMMON STOCKS – 0.0% +
FINANCIALS – 0.0% +
CIT Group, Inc.**		1,205	33,270

Country Code*	Shares	Value

PIPELINES – 0.0% +
SemGroup Corp., Class A**	77	$1,983

Total Common Stocks (Cost $15,073)		35,253

CONVERTIBLE PREFERRED STOCKS – 0.5%
BANKS – 0.5%
Wells Fargo & Co., Series L 7.50%, Perpetual (Cost $384,735)	625	573,750

WARRANTS – 0.0% +
PIPELINES – 0.0% +
SemGroup Corp., expires 11/30/14** (Cost $81)	81	61

	Principal Amount (000)
SHORT TERM INVESTMENTS – 2.9%
U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS (6) – 1.9%
Federal Home Loan Mortgage Corp. Discount Note
0.09%, 1/25/10	$1,900	1,899,962
U.S. Treasury Bill 0.01%, 4/1/10 (7)	346	345,951

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $2,245,793)		2,245,913

	Shares
MUTUAL FUNDS – 1.0%
State Street Institutional U.S. Government Money Market Fund (Cost $1,162,062)	1,162,062	1,162,062

Total Short Term Investments (Cost $3,407,855)		3,407,975

TOTAL INVESTMENTS – 97.8%
(Cost $102,414,495)		114,574,865
Other assets less liabilities – 2.2%		2,526,777

NET ASSETS – 100.0%		$117,101,642

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

*	Unless otherwise noted the issuer country code for all securities is United States.
**	Non-income producing security.
+	Amount is less than 0.05%.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(3)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,316,366, representing 14.8% of net assets.
(4)	Security is in default and is non-income producing.
(5)	Payment in-kind bond security.
(6)	Interest rates represent annualized yield at date of purchase.

GDR	Global Depositary Receipt

BM	Bermuda
BR	Brazil
CA	Canada
DE	Germany
DK	Denmark
ES	Spain
FR	France
GB	Great Britain
IT	Italy
KY	Cayman Islands
LR	Liberia
LU	Luxembourg
NL	Netherlands
TT	Trinidad and Tobago

(7)	At the period end, securities (or portions thereof) with an aggregate market value of $345,951 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation ($)
Long	90-Day Eurodollar December Futures	12/13/10	53	12,980,900	13,047,275	66,375
Long	90-Day Eurodollar June Futures	6/14/10	6	1,479,250	1,489,800	10,550
Long	90-Day Eurodollar March Futures	3/15/10	7	1,743,350	1,743,788	438
Long	90-Day Eurodollar March Futures	3/14/11	66	16,137,825	16,181,550	43,725
Long	United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/15/10	156	30,592,803	30,860,191	267,388

Net unrealized appreciation						388,476

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(8)	At the period end, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
CNY	20,358	USD	3,000	3/29/10	15
CNY	40,734	USD	6,000	3/29/10	28
CNY	20,352	USD	3,000	3/29/10	16
CNY	40,716	USD	6,000	3/29/10	31
CNY	24,775	USD	3,651	3/29/10	19
CNY	13,567	USD	2,000	3/29/10	11
CNY	13,574	USD	2,000	3/29/10	10
CNY	13,574	USD	2,000	3/29/10	10
CNY	40,713	USD	6,000	3/29/10	31
EUR	2,141,000	USD	3,109,920	3/17/10	41,105
GBP	2,365,000	USD	3,933,544	1/13/10	113,770
USD	17,800	CNY	120,043	3/29/10	(200)
USD	4,113	CNY	27,827	3/29/10	(34)
USD	11,888	CNY	80,493	3/29/10	(87)
USD	4,000	CNY	27,125	6/7/10	(18)
USD	21,346	CNY	144,618	6/7/10	(113)
USD	6,000	CNY	39,801	11/17/10	(123)
USD	6,000	CNY	39,798	11/17/10	(124)
USD	3,000	CNY	19,848	11/17/10	(69)
USD	3,000	CNY	19,854	11/17/10	(68)
USD	6,000	CNY	39,708	11/17/10	(137)
USD	3,744	CNY	24,775	11/17/10	(85)
USD	2,000	CNY	13,276	11/17/10	(40)
USD	2,000	CNY	13,259	11/23/10	(42)
USD	2,000	CNY	13,278	11/23/10	(39)

Net unrealized appreciation					153,867

CNY	–	Yuan Renminbi
EUR	–	Euro
GBP	–	Great British Pound
USD	–	United States Dollar

(9)	At the period end, open written option contracts were as follows:

Type	Description	Counterparty	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
Call	U.S. Treasury 10 Year Note March Futures	Citigroup Global Markets, Inc.	2/19/10	120	4	188
Put	U.S. Treasury 10 Year Note March Futures	Citigroup Global Markets, Inc.	2/19/10	115	4	3,875

(Written Option Premium $3,113)					8	4,063

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(10)	At the period end, open written interest rate swaption contracts were as follows:

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Call	OTC -10 Year Interest Rate Swap	Bank of America NA	Receive	3-Month USD-LIBOR	3.25%	4/19/10	1,500	2,733
Put	OTC -10 Year Interest Rate Swap	Bank of America NA	Pay	3-Month USD-LIBOR	4.25%	4/19/10	2,700	51,191
Call	OTC -10 Year Interest Rate Swap	Barclays Bank PLC*	Receive	3-Month USD-LIBOR	3.25%	4/19/10	1,000	1,822
Put	OTC -10 Year Interest Rate Swap	Barclays Bank PLC*	Pay	3-Month USD-LIBOR	4.25%	4/19/10	1,000	18,959
Put	OTC -5 Year Interest Rate Swap	Barclays Bank PLC*	Pay	3-Month USD-LIBOR	5.00%	6/15/10	2,000	3,660
Call	OTC -10 Year Interest Rate Swap	Deutsche Bank AG	Receive	3-Month USD-LIBOR	3.25%	4/19/10	700	1,275
Call	OTC -7 Year Interest Rate Swap	Deutsche Bank AG	Receive	3-Month USD-LIBOR	2.75%	4/19/10	2,300	2,325
Put	OTC -10 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	4.25%	4/19/10	500	9,480
Put	OTC -10 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	5.00%	4/19/10	200	958
Put	OTC -7 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	4.00%	4/19/10	2,300	25,260
Put	OTC -5 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	5.00%	6/15/10	3,000	5,490
Put	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	4.25%	4/19/10	600	11,376
Put	OTC -5 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	5.00%	6/15/10	1,000	1,830
Put	OTC -5 Year Interest Rate Swap	Merrill Lynch Capital Services, Inc.	Pay	3-Month USD-LIBOR	5.80%	6/28/10	4,000	3,005
Call	OTC -7 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	Receive	3-Month USD-LIBOR	2.75%	4/19/10	1,300	1,314
Call	OTC -10 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	Receive	3-Month USD-LIBOR	3.25%	4/19/10	700	1,275
Put	OTC -7 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	Pay	3-Month USD-LIBOR	4.00%	4/19/10	1,300	14,277

(Written Swaption Premium $233,579)							26,100	156,230

LIBOR	–	London InterBank Offered Rate
USD	–	United States Dollar

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(11)	Swap Contracts

At the period end, outstanding credit default swap contracts on corporate issues – Sell Protection (a) were as follows:

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA	American International Group, Inc.	5.00%	9/20/10	5.25%	400	(722)	(58,000)	57,278
Bank of America NA	American International Group, Inc.	5.00%	9/20/11	5.49%	200	(1,587)	(46,000)	44,413
Bank of America NA	American International Group, Inc.	5.00%	9/20/11	5.49%	200	(1,587)	(48,000)	46,413
Bank of America NA	Berkshire Hathaway, Inc.	1.00%	9/20/14	1.43%	200	(3,704)	(11,771)	8,067
Bank of America NA	General Electric Capital Corp.	5.00%	6/20/14	1.59%	500	70,047	14,226	55,821
Bank of America NA	General Electric Capital Corp.	5.00%	6/20/14	1.59%	600	84,056	18,269	65,787
Bank of America NA	General Electric Capital Corp.	5.00%	6/20/14	1.59%	200	28,019	6,214	21,805
Bank of America NA	SLM Corp.	5.00%	12/20/10	4.90%	100	95	(8,250)	8,345
Bank of America NA	SLM Corp.	5.00%	12/20/10	4.90%	200	190	(20,500)	20,690
Bank of America NA	SLM Corp.	5.00%	12/20/11	4.94%	500	585	(40,000)	40,585
Barclays Bank PLC*	General Electric Capital Corp.	5.00%	6/20/14	1.59%	200	28,019	6,929	21,090
Barclays Bank PLC*	RRI Energy, Inc.	5.00%	9/20/14	5.92%	1,200	(42,102)	(189,000)	146,898
Barclays Bank PLC*	SLM Corp.	5.00%	12/20/13	5.29%	50	(472)	(5,500)	5,028
Citibank NA	Dynegy Holdings, Inc.	5.00%	9/20/14	6.85%	100	(6,963)	(14,000)	7,037
Citibank NA	General Electric Capital Corp.	3.25%	3/20/14	1.58%	100	6,526	—	6,526
Citibank NA	RRI Energy, Inc.	5.00%	9/20/14	5.92%	500	(17,542)	(55,000)	37,458
Deutsche Bank AG	Berkshire Hathaway, Inc.	1.00%	9/20/14	1.43%	100	(1,852)	(5,872)	4,020
Deutsche Bank AG	Berkshire Hathaway, Inc.	1.00%	12/20/14	1.45%	200	(4,069)	(2,795)	(1,274)
Deutsche Bank AG	General Electric Capital Corp.	5.00%	6/20/14	1.59%	400	56,037	16,493	39,544
Deutsche Bank AG	GMAC LLC	5.00%	3/20/12	3.39%	60	2,020	(9,300)	11,320
Deutsche Bank AG	Prudential Financial, Inc.	5.00%	9/20/14	1.41%	100	15,634	(1,596)	17,230
Deutsche Bank AG	RRI Energy, Inc.	5.00%	9/20/14	5.92%	300	(10,525)	(43,500)	32,975
Deutsche Bank AG	RRI Energy, Inc.	5.00%	9/20/14	5.92%	300	(10,525)	(43,500)	32,975

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Deutsche Bank AG	SLM Corp.	5.00%	6/20/10	4.89%	100	52	(5,750)	5,802
Deutsche Bank AG	SLM Corp.	5.00%	6/20/12	5.06%	100	(123)	(13,000)	12,877
Goldman Sachs International	American International Group, Inc.	5.00%	9/20/11	5.49%	100	(794)	(23,000)	22,206
Goldman Sachs International	Berkshire Hathaway, Inc.	1.00%	6/20/14	1.40%	300	(4,980)	(16,911)	11,931
Goldman Sachs International	Berkshire Hathaway, Inc.	1.00%	6/20/14	1.40%	100	(1,660)	(5,213)	3,553
Goldman Sachs International	Dynegy Holdings, Inc.	5.00%	9/20/14	6.85%	100	(6,963)	(22,000)	15,037
Goldman Sachs International	El Paso Corp.	5.00%	9/20/14	3.72%	900	47,926	(85,500)	133,426
Goldman Sachs International	Prudential Financial, Inc.	5.00%	9/20/14	1.41%	400	62,534	(1,602)	64,136
Goldman Sachs International	RRI Energy, Inc.	5.00%	9/20/14	5.92%	100	(3,508)	(17,000)	13,492
Goldman Sachs International	RRI Energy, Inc.	5.00%	9/20/14	5.92%	500	(17,542)	(80,000)	62,458
Morgan Stanley Capital Services, Inc.	General Electric Capital Corp.	1.00%	12/20/14	1.60%	300	(8,083)	(16,407)	8,324
UBS AG	American International Group, Inc.	5.00%	9/20/14	5.87%	100	(3,314)	(14,000)	10,686
UBS AG	Indonesia NS	1.93%	9/20/14	1.85%	1,000	3,227	—	3,227
UBS AG	SLM Corp.	5.00%	3/20/10	4.88%	100	27	(4,000)	4,027

Total					10,910	256,377	(844,836)	1,101,213

At the period end, outstanding credit default swap contracts on credit indices – Buy Protection (a) were as follows:

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount (c) (000) ($)	Market Value(d) ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
Bank of America NA	CDX High Yield 12 5-Year Index	(5.00)%	6/20/14	188	(1,495)	10,340	(11,835)
Deutsche Bank AG	CDX High Yield 12 5-Year Index	(5.00)%	6/20/14	94	(747)	11,868	(12,615)
Deutsche Bank AG	CDX High Yield 13 5-Year Index	(5.00)%	12/20/14	297	1,869	21,718	(19,849)
UBS AG	CDX High Yield 12 5-Year Index	(5.00)%	6/20/14	1,128	(8,967)	58,515	(67,482)

Total				1,707	(9,340)	102,441	(111,781)

*	At the period end, cash of $420,000 has been received as collateral for these open swap and swaption contracts.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(d)	The quoted market prices and resulting values for credit default swap contracts on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(12)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$344,164	$—	$344,164
Collateralized Mortgage Obligations	—	5,316,720	—	5,316,720
Commercial Mortgage Backed Securities	—	775,259	—	775,259
Corporate Debt Obligations (a)	—	93,610,723	—	93,610,723
Foreign Government Obligations	—	7,865,216	—	7,865,216
Loan Assignments	—	2,645,744	—	2,645,744
Common Stocks
Financials	33,270	—	—	33,270
Pipelines	—	1,983	—	1,983

Total Common Stocks	33,270	1,983	—	35,253

Convertible Preferred Stocks (a)	573,750	—	—	573,750
Warrants (a)	—	61	—	61
Short Term Investments
U.S. Treasury and U.S. Government Agency Obligations	345,951	1,899,962	—	2,245,913
Mutual Funds	1,162,062	—	—	1,162,062

Total Short Term Investments	1,508,013	1,899,962	—	3,407,975

Total Investments	2,115,033	112,459,832	—	114,574,865

Futures Contracts	388,476	—	—	388,476
Forward Foreign Currency Exchange Contracts	—	155,046	—	155,046
Swap Contracts	—	1,102,487	—	1,102,487

Total	$2,503,509	$113,717,365	$—	$116,220,874

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

Liabilities	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Exchange Contracts	$—	$(1,179)	$—	$(1,179)

Swap Contracts	—	(113,055)	—	(113,055)

Written Option Contracts	(4,063)	—	—	(4,063)

Written Swaption Contracts	—	(156,230)	—	(156,230)

Total	$(4,063)	$(270,464)	$—	$(274,527)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.8%
Bear Stearns Asset Backed Securities Trust, Series 2006-SD3 5.50%, 8/25/36		$2,363	$1,446,740
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.42%, 6/25/36 (1)		269	222,383
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 1.13%, 1/15/11 (1)		15	14,974
Ford Credit Auto Owner Trust, Series 2008-C, Class A3 1.65%, 6/15/12 (1)		1,000	1,006,674
Ford Credit Auto Owner Trust, Series 2009-D, Class A2 1.21%, 1/15/12		300	300,828

Total Asset Backed Securities (Cost $2,307,801)			2,991,599

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Bear Stearns Alt-A Trust, Series 2005-4 5.31%, 5/25/35 (1)		183	126,559
Bear Stearns Alt-A Trust, Series 2006-1 5.68%, 2/25/36 (1)		196	105,776
Harborview Mortgage Loan Trust, Series 2005-4 5.15%, 7/19/35 (1)		538	408,403
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A2 5.75%, 1/25/36		118	98,292
JP Morgan Mortgage Trust, Series 2007-A1 3.97%, 7/25/35 (1)		724	334,641

	Country Code*	Principal Amount (000)	Value

Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5 4.98%, 5/25/35 (2)		$370	$243,058

Total Collateralized Mortgage Obligations (Cost $1,207,892)			1,316,729

COMMERCIAL MORTGAGE BACKED SECURITIES – 2.0%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 5.89%, 11/15/44 (1)		5,000	4,476,157
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-CB7, Class A4 4.88%, 1/12/38 (1)		2,800	2,811,866
Morgan Stanley Capital I, Series 2004-IQ8, Class A5 5.11%, 6/15/40 (1)		600	585,010

Total Commercial Mortgage Backed Securities (Cost $7,151,578)			7,873,033

CORPORATE DEBT OBLIGATIONS – 23.6%
AGRICULTURAL – 0.1%
BAT International Finance PLC 9.50%, 11/15/18 (3)	GB	160	203,182

AUTOMOTIVE – 0.3%
Ford Motor Credit Co. LLC 7.38%, 2/1/11		1,000	1,020,386
7.88%, 6/15/10		200	203,021

			1,223,407

BANKS – 13.5%
American Express Bank, FSB 5.50%, 4/16/13		400	426,372
Bank of America Corp. 0.39%, 2/12/10 (1)		195	194,970

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

5.75%, 12/1/17		$300	$307,205
6.00%, 9/1/17		1,100	1,141,716
Barclays Bank PLC 5.00%, 9/22/16	GB	1,500	1,532,718
6.05%, 12/4/17 (3)	GB	500	508,851
Barnett Capital III 0.91%, 2/1/27 (1)		200	135,455
Bear Stearns Co., Inc. 5.30%, 10/30/15		100	105,766
BNP Paribas 7.20%, Perpetual (1)(3)	FR	100	92,000
7.78%, Perpetual (1)	FR	100	148,516
Citigroup Capital XXI 8.30%, 12/21/57 (1)		1,600	1,540,000
Citigroup, Inc. 3.63%, 11/30/17 (1)		800	986,602
5.50%, 4/11/13		700	725,735
5.50%, 10/15/14		400	405,012
6.13%, 11/21/17		200	201,595
8.50%, 5/22/19		200	230,951
Commonwealth Bank of Australia 0.70%, 7/12/13 (1)(3)	AU	1,600	1,594,530
Credit Agricole SA 8.38%, Perpetual (1)(3)	FR	2,300	2,438,000
Danske Bank A/S 2.50%, 5/10/12 (3)	DK	300	305,033
Deutsche Bank AG 6.00%, 9/1/17	DE	300	327,067
Dexia Credit Local 0.90%, 9/23/11 (1)(3)	FR	400	403,381
Fortis Bank Nederland Holding NV 3.00%, 4/17/12	NL	200	292,993
ING Bank NV 2.63%, 2/9/12 (3)	NL	1,400	1,430,666
Intesa Sanpaolo New York 2.38%, 12/21/12	IT	2,400	2,378,854
JP Morgan Chase & Co., Series C 0.38%, 12/21/11 (1)		2,000	1,991,380
JP Morgan Chase & Co., Series I, GDR 7.90%, Perpetual (1)		300	309,438

	Country Code*	Principal Amount (000)	Value

JP Morgan Chase Bank NA 0.58%, 6/13/16 (1)		$300	$273,490
JP Morgan Chase Capital XXI 1.23%, 2/2/37 (1)		1,000	683,200
Lloyds TSB Bank PLC 2.30%, 4/1/11 (3)	GB	1,800	1,824,719
2.80%, 4/2/12 (3)	GB	4,300	4,386,739
Macquarie Bank Ltd. 4.10%, 12/17/13 (3)	AU	300	315,243
Merrill Lynch & Co., Inc. 0.47%, 2/15/11 (1)		1,500	1,465,713
1.02%, 5/30/14 (1)		100	131,357
6.88%, 4/25/18		200	215,488
Merrill Lynch & Co., Inc., Series C 0.35%, 3/23/10 (1)		400	400,074
0.50%, 2/5/10 (1)		2,776	2,776,902
Morgan Stanley 0.58%, 1/9/14 (1)		500	477,375
0.76%, 10/15/15 (1)		2,000	1,875,554
5.95%, 12/28/17		400	412,576
National Australia Bank Ltd. 2.55%, 1/13/12 (3)	AU	1,000	1,014,866
Northern Rock PLC 5.63%, 6/22/17 (3)	GB	1,300	1,221,051
Royal Bank of Scotland Group PLC 0.67%, 4/8/11 (1)(3)	GB	5,000	5,010,450
3.00%, 12/9/11 (3)	GB	2,800	2,868,250
5.00%, 10/1/14	GB	100	88,376
6.99%, Perpetual (1)(3)	GB	200	111,000
Societe Generale 5.92%, Perpetual (1)(3)	FR	400	311,580
State Street Capital Trust IV 1.25%, 6/15/37 (1)		200	134,848
Swedbank AB 2.80%, 2/10/12 (3)	SE	1,000	1,021,554
Union Planters Corp. 7.75%, 3/1/11		300	298,274
Wachovia Bank NA 0.58%, 3/15/16 (1)		400	358,897

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Wachovia Corp. 0.41%, 10/15/11 (1)		$3,900	$3,856,367
5.30%, 10/15/11		650	689,988

			52,378,737

CHEMICALS – 0.3%
The Dow Chemical Co. 4.85%, 8/15/12		1,000	1,050,961

ELECTRIC UTILITIES – 0.1%
Electricite de France 6.50%, 1/26/19 (3)	FR	400	449,047

FINANCIALS – 4.8%
American Express Co. 7.00%, 3/19/18		700	770,890
American Express Credit Corp. 1.63%, 5/27/10 (1)		1,100	1,104,430
Citigroup Funding, Inc., Series D 1.33%, 5/7/10 (1)		4,000	4,009,136
Countrywide Financial Corp. 5.80%, 6/7/12		2,100	2,229,173
General Electric Capital Corp., Series A 0.48%, 1/8/16 (1)		100	90,659
6.15%, 8/7/37		100	94,432
6.88%, 1/10/39		800	826,148
International Lease Finance Corp. 5.40%, 2/15/12		3,700	3,217,346
LeasePlan Corp. NV 3.00%, 5/7/12 (3)	NL	1,000	1,023,919
3.13%, 2/10/12	NL	200	293,241
SLM Corp. 4.75%, 3/17/14		100	122,569
SLM Corp., Series A 0.45%, 3/15/11 (1)		1,800	1,694,765
0.58%, 1/27/14 (1)		500	385,702
The Goldman Sachs Group, Inc. 0.46%, 2/6/12 (1)		200	198,508
0.70%, 3/22/16 (1)		600	552,565
6.15%, 4/1/18		1,100	1,177,549
6.25%, 9/1/17		700	750,690

			18,541,722

	Country Code*	Principal Amount (000)	Value

FOOD, BEVERAGES & RESTAURANTS – 0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.13%, 1/15/15 (3)		$1,200	$1,218,421
5.38%, 1/15/20 (3)		1,200	1,224,311
Tate & Lyle International Finance PLC 6.63%, 6/15/16 (3)	GB	500	518,007

			2,960,739

HEALTH CARE – 0.1%
Roche Holdings, Inc. 6.00%, 3/1/19 (3)		600	659,311

INSURANCE – 1.2%
American General Finance Corp. 4.88%, 5/15/10		700	690,318
American International Group, Inc.
0.88%, 4/26/11 (1)		100	130,961
5.05%, 10/1/15		100	83,425
5.45%, 5/18/17		100	80,931
8.25%, 8/15/18		1,000	938,850
Metropolitan Life Global Funding I 0.85%, 9/17/10 (1)(3)		2,800	2,802,231

			4,726,716

INVESTMENT COMPANIES – 0.1%
Temasek Financial I Ltd. 4.30%, 10/25/19 (3)	SG	300	293,570

METALS & MINERALS – 0.1%
Gerdau Holdings, Inc. 7.00%, 1/20/20 (3)	BR	200	205,500

OIL & GAS – 0.3%
Shell International Finance B.V. 6.38%, 12/15/38	NL	1,000	1,127,378

PIPELINES – 0.1%
El Paso Corp. 7.88%, 6/15/12		400	414,422

REFINING – 0.4%
Petrobras International Finance Co. 7.88%, 3/15/19	KY	1,300	1,498,656

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

SPECIAL PURPOSE BANKS – 0.3%
The Export-Import Bank of Korea
5.88%, 1/14/15	KR	$900	$965,801
8.13%, 1/21/14	KR	400	464,355

			1,430,156

TELECOMMUNICATIONS – 0.6%
BellSouth Corp. 4.95%, 4/26/10 (3)		1,200	1,215,116
Verizon Wireless Capital LLC 2.87%, 5/20/11 (1)		1,000	1,033,936

			2,249,052

TRANSPORTATION – 0.1%
Ryder System, Inc. 6.00%, 3/1/13		400	420,496

UTILITIES – 0.5%
Centrais Eletricas Brasileiras SA 6.88%, 7/30/19 (3)	BR	1,600	1,734,000
MidAmerican Energy Holdings Co. 6.13%, 4/1/36		300	307,258

			2,041,258

Total Corporate Debt Obligations (Cost $86,614,467)			91,874,310

FOREIGN GOVERNMENT AGENCY OBLIGATIONS – 0.8%
Societe Financement de l’Economie Francaise
0.48%, 7/16/12 (1)(3)	FR	1,000	1,005,000
3.38%, 5/5/14 (3)	FR	2,100	2,140,866

Total Foreign Government Agency Obligations (Cost $3,092,865)			3,145,866

FOREIGN GOVERNMENT OBLIGATIONS – 0.1%
United Mexican States, Series A 6.05%, 1/11/40 (Cost $200,199)	MX	200	192,260

MUNICIPAL BONDS – 0.4%
Metropolitan Transportation Authority 7.34%, 11/15/39		1,100	1,225,675

	Country Code*	Principal Amount (000)	Value

State Of Louisiana 3.00%, 5/1/43 (1)		$400	$396,544

Total Municipal Bonds (Cost $1,500,000)			1,622,219

U.S. GOVERNMENT GUARANTEED NOTES – 1.3%
TLGP Citibank NA
1.88%, 5/7/12		2,100	2,111,174
1.88%, 6/4/12		100	100,573
TLGP Citigroup Funding, Inc. 2.25%, 12/10/12		300	302,355
TLGP Citigroup, Inc. 2.13%, 4/30/12		1,200	1,212,850
TLGP General Electric Capital Corp.
2.00%, 9/28/12		600	600,776
3.00%, 12/9/11		500	515,411
TLGP Morgan Stanley 3.25%, 12/1/11		300	311,198

Total U.S. Government Guaranteed Notes (Cost $5,155,600)			5,154,337

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 46.5%
Federal Home Loan Bank 1.00%, 12/28/11		100	99,580
Federal Home Loan Mortgage Corp.
1.13%, 6/1/11		1,600	1,605,491
1.13%, 12/15/11		200	199,379
5.00%, 4/18/17		1,300	1,411,615
5.50%, 4/1/37		184	192,544
5.50%, 7/1/37		579	607,487
5.50%, 8/1/37		312	326,946
5.50%, 8/1/38		755	792,185
5.50%, TBA		2,000	2,095,000
Federal National Mortgage Association
5.00%, TBA		1,000	1,026,094
5.50%, 2/1/34		17	17,501
5.50%, 3/1/36		556	582,622
5.50%, 8/1/36		22	23,133
5.50%, 12/1/36		14	14,431
5.50%, 8/1/37		16	16,275
5.50%, 6/1/38		588	616,184
5.50%, TBA		11,000	11,513,909
6.00%, 9/1/34		25	27,068
6.00%, 8/1/36		485	514,990
6.00%, 10/1/36		19	20,545

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

6.00%, 12/1/36		$655	$696,078
6.00%, 1/1/37		186	197,117
6.00%, 8/1/37		680	721,485
6.00%, 9/1/37		360	381,500
6.00%, 8/1/38 (6)		1,611	1,710,952
6.00%, TBA		34,000	36,008,108
6.50%, TBA		2,000	2,141,876
Government National Mortgage Association
5.50%, 2/15/37		842	883,404
6.00%, 6/15/36		327	345,990
6.00%, 2/15/38		455	480,760
6.00%, 8/15/38		583	616,903
6.00%, 10/15/38		4,472	4,729,311
6.00%, TBA		11,000	11,622,182
6.50%, 12/15/37		639	679,720
6.50%, 8/15/38		681	724,151
U.S. Treasury Bonds
3.50%, 2/15/39		1,000	819,062
4.25%, 5/15/39		2,100	1,970,062
4.38%, 2/15/38		1,400	1,344,000
4.38%, 11/15/39 (6)		4,500	4,307,346
4.50%, 5/15/38		400	391,688
4.50%, 8/15/39 (6)		4,300	4,202,579
4.75%, 2/15/37		200	204,375
U.S. Treasury Notes
1.00%, 7/31/11		12,200	12,218,581
1.00%, 8/31/11		57,700	57,729,312
1.00%, 9/30/11		7,600	7,597,925
1.00%, 10/31/11 (6)		2,300	2,297,930
2.63%, 12/31/14		2,300	2,293,441
2.75%, 11/30/16		1,800	1,732,921

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $181,387,471)			180,751,738

		Shares
CONVERTIBLE PREFERRED STOCKS – 0.1%
BANKS – 0.1%
Wells Fargo & Co., Series L 7.50%, Perpetual (Cost $129,360)		200	183,600

	Country Code*	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 39.9%
U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS (4) – 39.3%
Federal Home Loan Bank Discount Notes
0.05%, 1/22/10		$17,600	$17,599,487
0.07%, 2/3/10		1,500	1,499,931
0.08%, 1/8/10		6,300	6,299,951
0.08%, 1/6/10		1,400	1,399,988
0.09%, 1/15/10		1,900	1,899,978
0.09%, 1/27/10		900	899,944
0.09%, 2/19/10		2,700	2,699,761
0.10%, 1/8/10		2,400	2,399,963
0.88%, 1/4/10		1,200	1,199,987
Federal Home Loan Mortgage Corp. Discount Notes
0.05%, 1/11/10		1,400	1,399,984
0.06%, 1/25/10		1,800	1,799,964
0.09%, 1/25/10		2,400	2,399,952
0.10%, 1/12/10		1,400	1,399,957
0.14%, 3/2/10		900	899,928
0.14%, 2/18/10		5,500	5,499,560
0.14%, 2/23/10		2,600	2,599,598
0.15%, 3/2/10		3,200	3,199,744
0.16%, 2/23/10		6,700	6,698,767
0.19%, 1/21/10		5,600	5,599,876
0.19%, 2/23/10		4,700	4,699,066
0.20%, 2/23/10		1,246	1,245,688
0.20%, 1/20/10 (6)		6	5,999
0.25%, 3/22/10		1,700	1,699,813
0.68%, 1/5/10 (6)		146	145,997
Federal National Mortgage Association Discount Notes
0.07%, 2/1/10		4,000	3,999,768
0.07%, 2/4/10		1,900	1,899,874
0.09%, 1/11/10		7,700	7,699,925
0.09%, 1/20/10		5,900	5,899,969
0.11%, 1/19/10		14,600	14,599,708
0.13%, 2/17/10		800	799,929
0.13%, 2/5/10		17,300	17,299,159
0.14%, 3/15/10		1,200	1,199,880
0.16%, 4/7/10		200	199,948
0.18%, 4/19/10		2,700	2,699,217
0.18%, 5/5/10		1,500	1,499,400
0.19%, 4/14/10		1,400	1,399,608
0.21%, 3/10/10		3,100	3,099,721
0.23%, 3/10/10		3,400	3,399,694

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

0.43%, 1/19/10		$9,500	$9,499,525
U.S. Treasury Bills
0.01%, 4/1/10(6)		103	102,986
0.07%, 3/18/10 (5)		260	259,974
0.12%, 3/18/10 (6)		453	452,955
0.14%, 4/1/10		1,300	1,299,818

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $152,499,689)			152,503,941

MUTUAL FUNDS – 0.6%
State Street Institutional U.S. Government Money Market Fund (Cost $2,485,472)		2,485,472	2,485,472

Total Short Term Investments (Cost $154,985,161)			154,989,413

Value

TOTAL INVESTMENTS – 115.8%
(Cost $443,732,394)	$450,095,104
Liabilities in excess of other assets – (15.8)%	(61,540,530)

NET ASSETS – 100.0%	$388,554,574

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(3)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $39,550,394, representing 10.2% of net assets.
(4)	Interest rates represent annualized yield at date of purchase.
(5)	Security (or a portion thereof) has been pledged as collateral for open swap and swaption contracts. At the period end, the value of the security pledged amounted to $259,974.

TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. At the period end, total market value of the TBA securities amounts to $64,407,169 which represents approximately 16.6% of net assets.
GDR	Global Depositary Receipt
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

AU	Australia
BR	Brazil
DE	Germany
DK	Denmark
FR	France
GB	Great Britain
IT	Italy
KR	Korea, Republic Of
KY	Cayman Islands
MX	Mexico
NL	Netherlands
SE	Sweden
SG	Singapore

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

(6)	At the period end, securities (or portions thereof) with an aggregate market value of $1,423,761 and cash of $81,000 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Long	90-Day Euribor March Futures	3/15/10	4	1,409,878	1,422,583	12,705
Long	90-Day Eurodollar June Futures	6/14/10	259	64,146,838	64,309,700	162,862
Long	90-Day Eurodollar March Futures	3/15/10	212	52,634,363	52,811,850	177,487
Long	90-Day Eurodollar September Futures	9/13/10	83	20,336,537	20,521,750	185,213
Long	German Euro-Bobl March Futures	3/8/10	144	24,078,979	23,875,832	(203,147)
Long	German Euro-Bund March Futures	3/8/10	57	10,052,035	9,902,719	(149,316)
Long	U.S. Treasury 10 Year Note March Futures	3/22/10	92	10,987,609	10,621,687	(365,922)
Long	U.S. Treasury 2 Year Note March Futures	3/31/10	226	49,107,719	48,876,032	(231,687)
Long	U.S. Treasury 5 Year Note March Futures	3/31/10	1	117,258	114,383	(2,875)
Long	United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/15/10	8	1,571,187	1,582,574	11,387
Long	United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	6/16/10	10	1,974,834	1,998,811	23,977
Long	United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	9/15/10	26	5,123,071	5,172,237	49,166

Net unrealized depreciation						(330,150)

(7)	At the period end, open written options on foreign futures contracts were as follows:

Type	Description	Counterparty	Expiration Date	Strike Price ($)	Number of Contracts	Unrealized Appreciation/ (Depreciation) ($)
Call	German Euro-Bund March Futures	Credit Suisse Securities LLC	2/26/10	125	2	1,348
Put	German Euro-Bund March Futures	Credit Suisse Securities LLC	2/26/10	121	2	(1,821)

Net unrealized depreciation					4	(473)

(8)	At the period end, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
EUR	1,114,000	USD	1,681,026	1/8/10	84,058
EUR	721,000	USD	1,046,871	1/26/10	13,311
EUR	343,000	USD	489,346	1/26/10	(2,347)
EUR	250,000	USD	358,464	1/26/10	86
GBP	119,000	USD	197,916	1/13/10	5,716

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
GBP	26,000	USD	41,756	1/13/10	(238)
GBP	89,000	USD	142,872	1/13/10	(875)
GBP	26,000	USD	41,745	1/13/10	(248)
JPY	59,572,000	USD	665,663	1/25/10	25,963
USD	627,315	BRL	1,207,269	2/2/10	62,042
USD	484,000	BRL	892,012	2/2/10	25,344
USD	116,486	CAD	124,000	1/21/10	2,081
USD	26,000	CNY	176,722	8/25/10	13
USD	62,000	CNY	421,507	8/25/10	45
USD	38,750	CNY	263,306	8/25/10	8
USD	122,000	CNY	828,380	8/25/10	(63)
USD	12,000	CNY	81,540	8/25/10	3
USD	38,750	CNY	263,384	8/25/10	20
USD	38,750	CNY	263,345	8/25/10	14
USD	38,750	CNY	263,345	8/25/10	14
USD	1,440,000	CNY	9,698,400	8/25/10	(12,405)
USD	22,000	CNY	146,168	8/25/10	(484)
USD	44,000	CNY	292,468	8/25/10	(949)
USD	44,000	CNY	292,732	8/25/10	(910)
USD	22,000	CNY	146,168	8/25/10	(484)
USD	54,000	CNY	359,181	8/25/10	(1,129)
USD	242,000	IDR	2,365,550,000	1/22/10	8,983
USD	30,000	IDR	305,100,000	10/7/10	880
USD	120,000	IDR	1,219,260,000	10/7/10	3,404
USD	30,000	IDR	305,100,000	10/7/10	880
USD	120,000	KRW	141,144,000	2/11/10	1,544
USD	240,000	KRW	282,384,000	2/11/10	3,170
USD	97,131	KRW	114,595,000	2/11/10	1,551
USD	97,294	KRW	114,885,000	2/11/10	1,637
USD	54,418	KRW	64,937,285	7/28/10	1,846
USD	55,002	KRW	64,891,372	7/28/10	1,222
USD	91,220	KRW	107,881,000	7/28/10	2,252
USD	54,852	KRW	65,000,000	7/28/10	1,466
USD	213,735	KRW	254,708,000	8/27/10	7,037
USD	219,337	KRW	258,225,000	8/27/10	4,484
USD	99,185	KRW	116,126,000	11/12/10	1,615
USD	54,362	KRW	63,481,093	11/12/10	741
USD	488,365	MXN	6,516,745	4/22/10	3,468
USD	10,706	MYR	36,000	2/12/10	(208)
USD	10,953	MYR	37,000	2/12/10	(164)
USD	10,947	MYR	37,149	2/12/10	(114)
USD	10,991	MYR	37,149	2/12/10	(158)
USD	10,853	MYR	37,317	2/12/10	29
USD	18,514	MYR	63,324	2/12/10	(48)
USD	13,692	MYR	46,900	2/12/10	(15)
USD	110,000	MYR	382,415	6/14/10	996
USD	100,000	MYR	347,700	6/14/10	920
USD	8,704	MYR	29,829	6/14/10	(46)
USD	17,289	SGD	24,000	2/11/10	(212)
USD	17,962	SGD	25,000	3/17/10	(179)

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
USD	23,000	SGD	31,941	3/17/10	(280)
USD	9,557	SGD	13,295	3/17/10	(100)
USD	28,846	SGD	40,000	6/16/10	(410)
USD	30,460	TWD	966,662	6/10/10	704
USD	27,636	TWD	879,000	6/10/10	702
USD	23,540	TWD	748,210	6/10/10	582
USD	10,679	TWD	335,000	10/12/10	237
USD	3,869	TWD	121,000	10/12/10	74
USD	800	TWD	24,868	10/12/10	10

Net unrealized appreciation					247,086

BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CNY	–	Yuan Renminbi
EUR	–	Euro
GBP	–	Great British Pound
IDR	–	Indonesian Rupiah
JPY	–	Japanese Yen
KRW	–	South Korean Won
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
SGD	–	Singapore Dollar
TWD	–	New Taiwan Dollar
USD	–	United States Dollar

(9) At the period end, open written option contracts were as follows:

Type	Description	Counterparty	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
Call	OTC -USD vs. JPY	Citibank NA	2/19/10	95	1,100,000	15,510
Put	OTC -USD vs. JPY	Citibank NA	2/19/10	88	1,100,000	4,180
Call	U.S. Treasury 10 Year Note March Futures	JP Morgan Chase Bank, NA	2/19/10	119	2	250
Call	U.S. Treasury 10 Year Note March Futures	Multiple	2/19/10	120	146	6,844
Call	U.S. Treasury 10 Year Note March Futures	Multiple	2/19/10	121	26	406
Put	U.S. Treasury 10 Year Note March Futures	Multiple	2/19/10	116	27	38,812
Put	U.S. Treasury 10 Year Note March Futures	Multiple	2/19/10	115	109	105,594

(Written Option Premium $154,585)					2,200,310	171,596

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

(10) At the period end, open written interest rate swaption contracts were as follows:

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Call	OTC -10 Year Interest Rate Swap	Bank of America NA	Receive	3-Month USD-LIBOR	3.25%	2/17/10	500	161
Put	OTC -10 Year Interest Rate Swap	Bank of America NA	Pay	3-Month USD-LIBOR	4.00%	2/17/10	500	8,254
Call	OTC -10 Year Interest Rate Swap	Bank of America NA	Receive	3-Month USD-LIBOR	3.25%	4/19/10	10,900	19,860
Put	OTC -10 Year Interest Rate Swap	Bank of America NA	Pay	3-Month USD-LIBOR	4.25%	4/19/10	3,800	72,046
Put	OTC -10 Year Interest Rate Swap	Bank of America NA	Pay	3-Month USD-LIBOR	5.00%	4/19/10	8,100	38,783
Call	OTC -10 Year Interest Rate Swap	Barclays Bank PLC	Receive	3-Month USD-LIBOR	3.25%	4/19/10	2,000	3,644
Put	OTC -10 Year Interest Rate Swap	Barclays Bank PLC	Pay	3-Month USD-LIBOR	4.25%	4/19/10	2,000	37,919
Call	OTC -10 Year Interest Rate Swap	BNP Paribas SA	Receive	3-Month USD-LIBOR	3.25%	4/19/10	500	911
Put	OTC -10 Year Interest Rate Swap	BNP Paribas SA	Pay	3-Month USD-LIBOR	4.25%	4/19/10	2,600	49,295
Call	OTC -10 Year Interest Rate Swap	Citibank NA	Receive	3-Month USD-LIBOR	3.25%	2/17/10	700	225
Put	OTC -10 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	4.00%	2/17/10	700	11,555
Put	OTC -10 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	4.25%	4/19/10	1,500	28,439
Call	OTC -10 Year Interest Rate Swap	Deutsche Bank AG	Receive	3-Month USD-LIBOR	3.25%	4/19/10	6,300	11,479
Call	OTC -7 Year Interest Rate Swap	Deutsche Bank AG	Receive	3-Month USD-LIBOR	2.75%	4/19/10	200	202
Put	OTC -10 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	4.25%	4/19/10	6,700	127,029
Put	OTC -10 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	5.00%	4/19/10	600	2,873
Put	OTC -7 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	4.00%	4/19/10	200	2,197
Call	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Receive	3-Month USD-LIBOR	3.25%	2/17/10	300	97
Put	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	4.00%	2/17/10	2,500	41,268
Put	OTC -7 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	3.50%	2/17/10	11,400	170,245
Call	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Receive	3-Month USD-LIBOR	3.25%	4/19/10	1,000	1,700
Put	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	5.00%	4/19/10	1,000	4,844
Put	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	4.25%	4/19/10	8,300	157,364

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Call	OTC -7 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	Receive	3-Month USD-LIBOR	2.80%	2/17/10	3,000	311
Call	OTC -7 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	Receive	3-Month USD-LIBOR	2.75%	4/19/10	1,700	1,719
Call	OTC -10 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	Receive	3-Month USD-LIBOR	3.25%	4/19/10	1,100	2,004
Put	OTC -7 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	Pay	3-Month USD-LIBOR	4.00%	4/19/10	1,700	18,670
Put	OTC -10 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	Pay	3-Month USD-LIBOR	5.00%	4/19/10	1,100	5,267
Put	OTC -10 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	Pay	3-Month USD-LIBOR	10.00%	7/10/12	2,000	10,996
Put	OTC -10 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	5.00%	4/19/10	2,000	9,576
Put	OTC -10 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	6.00%	8/31/10	3,000	16,812

(Written Swaption Premium $843,266)							87,900	855,745

(11)	Swap Contracts

At the period end, outstanding interest rate swap contracts were as follows:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Upfront Premiums Paid /(Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA	Pay	3-Month USD-LIBOR	3.00%	12/16/10	2,200	49,922	46,002	3,920
Barclays Bank PLC	Pay	6-Month EUR-EURIBOR	3.00%	6/16/15	17,633	(75,337)	41,923	(117,260)
Deutsche Bank AG	Pay	3-Month USD-LIBOR	4.00%	12/16/14	3,800	185,941	67,450	118,491
Deutsche Bank AG	Pay	6-Month EUR-EURIBOR	3.00%	6/16/15	5,447	(23,275)	(1,510)	(21,765)
Goldman Sachs Bank	Pay	6-Month EUR-EURIBOR	3.00%	6/16/15	1,864	(7,962)	(794)	(7,168)
Morgan Stanley Capital Services Inc.	Pay	3-Month USD-LIBOR	3.00%	12/16/10	10,700	242,801	224,245	18,556
Royal Bank of Scotland PLC	Pay	3-Month CAD-CDOR	5.70%	12/18/24	3,060	(25,421)	(2,193)	(23,228)

Total					44,704	346,669	375,123	(28,454)

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

CAD	–	Canadian Dollar
CDOR	–	Canadian Deposit Offered Rate
EUR	–	Euro
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London InterBank Offered Rate
USD	–	United States Dollar

At the period end, outstanding credit default swap contract on corporate issue – Buy Protection (a) was as follows:

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Unrealized Appreciation ($)
Barclays Bank PLC	Tate & Lyle International Finance PLC	(1.15)%	6/20/16	1.20%	500	1,259	1,259

(a)	As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(12)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$2,991,599	$—	$2,991,599
Collateralized Mortgage Obligations	—	1,316,729	—	1,316,729
Commercial Mortgage Backed Securities	—	7,873,033	—	7,873,033
Corporate Debt Obligations (a)	—	91,874,310	—	91,874,310
Foreign Government Agency Obligations	—	3,145,866	—	3,145,866
Foreign Government Obligations	—	192,260	—	192,260
Municipal Bonds	—	1,622,219	—	1,622,219
U.S. Government Guaranteed Notes	—	5,154,337	—	5,154,337
U.S. Treasury and U.S. Government Agency Obligations	97,109,222	83,642,516	—	180,751,738
Convertible Preferred Stocks (a)	183,600	—	—	183,600

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short Term Investments
U.S. Treasury and U.S. Government Agency Obligations	$2,115,733	$150,388,208	$—	$152,503,941
Mutual Funds	2,485,472	—	—	2,485,472

Total Short Term Investments	4,601,205	150,388,208	—	154,989,413

Total Investments	101,894,027	348,201,077	—	450,095,104

Forward Foreign Currency Exchange Contracts	—	269,152	—	269,152

Futures and Options on Futures Contracts	624,145	—	—	624,145

Swap Contracts	—	142,226	—	142,226

Total	$102,518,172	$348,612,455	$—	$451,130,627

Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(22,066)	$—	$(22,066)

Futures and Options on Futures Contracts	(954,768)	—	—	(954,768)

Swap Contracts	—	(169,421)	—	(169,421)

Written Option Contracts	(151,906)	(19,690)	—	(171,596)

Written Swaption Contracts	—	(855,745)	—	(855,745)

Total	$(1,106,674)	$(1,066,922)	$—	$(2,173,596)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 96.7%
AEROSPACE & DEFENSE – 2.0%
Hexcel Corp.*		9,017	$117,040
TransDigm Group, Inc.		5,832	276,962

			394,002

AIR FREIGHT & LOGISTICS – 1.5%
Forward Air Corp.		5,832	146,092
HUB Group, Inc.*		5,832	156,472

			302,564

AUTO COMPONENTS – 0.8%
TRW Automotive Holdings Corp.*		6,676	159,423

BIOTECHNOLOGY – 3.9%
Acorda Therapeutics, Inc.*		4,379	110,439
BioMarin Pharmaceutical, Inc.*		8,347	157,007
Isis Pharmaceuticals, Inc.*		4,412	48,973
Martek Biosciences Corp.*		4,512	85,457
Myriad Genetics, Inc.*		3,002	78,352
OSI Pharmaceuticals, Inc.*		2,566	79,623
United Therapeutics Corp.*		3,801	200,123

			759,974

CAPITAL MARKETS – 3.8%
Affiliated Managers Group, Inc.*		2,547	171,540
Federated Investors, Inc., Class B		5,388	148,170
Greenhill & Co., Inc.		2,183	175,164
optionsXpress Holdings, Inc.		7,054	108,984
Stifel Financial Corp.*		2,423	143,539

			747,397

CHEMICALS – 1.3%
Calgon Carbon Corp.*		8,347	116,023
Intrepid Potash, Inc.*		4,983	145,354

			261,377

COMMERCIAL BANKS – 2.0%
City National Corp.		2,547	116,143
Cullen/Frost Bankers, Inc.		2,067	103,350

	Country Code**	Shares	Value

SVB Financial Group*		4,268	$177,933

			397,426

COMMERCIAL SERVICES & SUPPLIES – 4.6%
Corrections Corp of America*		7,626	187,218
Costar Group, Inc.*		5,170	215,951
EnergySolutions, Inc.		14,988	127,248
Fuel Tech, Inc.*		9,017	73,669
Pike Electric Corp.*		12,915	119,851
Tetra Tech, Inc.*		6,914	187,854

			911,791

COMMUNICATIONS EQUIPMENT – 2.8%
Harmonic, Inc.*		20,698	131,018
Nice Systems, Ltd. ADR*	IL	6,471	200,860
Polycom, Inc.*		8,433	210,572

			542,450

CONSTRUCTION & ENGINEERING – 0.5%
Quanta Services, Inc.*		4,512	94,030

CONTAINERS & PACKAGING – 1.1%
Greif, Inc., Class A		3,871	208,957

ELECTRIC UTILITIES – 0.8%
ITC Holdings Corp.		3,209	167,157

ELECTRICAL EQUIPMENT – 1.8%
General Cable Corp.*		5,089	149,718
Regal-Beloit Corp.		3,787	196,697

			346,415

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.1%
Cogent, Inc.*		14,890	154,707
Coherent, Inc.*		3,210	95,434
Tech Data Corp.*		3,367	157,104

			407,245

ENERGY EQUIPMENT & SERVICES – 2.9%
Dril-Quip, Inc.*		4,512	254,838
FMC Technologies, Inc.*		3,105	179,593
Patterson-UTI Energy, Inc.		8,899	136,600

			571,031

FOOD PRODUCTS – 0.6%
Ralcorp Holdings, Inc.*		1,816	108,433

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 3.7%
American Medical Systems Holdings, Inc.*		8,272	$159,567
Gen-probe, Inc.*		2,639	113,213
Insulet Corp.*		7,385	105,458
Meridian Bioscience, Inc.		6,471	139,450
NuVasive, Inc.*		2,827	90,408
Zoll Medical Corp.*		4,381	117,060

			725,156

HEALTH CARE PROVIDERS & SERVICES – 4.7%
Chemed Corp.		3,871	185,692
inVentiv Health, Inc.*		7,899	127,727
MEDNAX, Inc.*		3,209	192,893
PSS World Medical, Inc.*		5,363	121,043
Rehabcare Group, Inc.*		4,640	141,195
VCA Antech, Inc.*		6,473	161,307

			929,857

HEALTH CARE TECHNOLOGY – 0.9%
Eclipsys Corp.*		9,084	168,236

HOTELS, RESTAURANTS & LEISURE – 5.8%
Brinker International, Inc.		8,506	126,910
Buffalo Wild Wings, Inc.*		2,712	109,212
Choice Hotels, Inc.		4,512	142,850
Darden Restaurants, Inc.		3,755	131,688
Jack In The Box, Inc.*		8,347	164,185
P.F. Chang’s China Bistro, Inc.*		5,170	195,995
Penn National Gaming, Inc.*		4,013	109,073
WMS Industries, Inc.*		3,949	157,960

			1,137,873

HOUSEHOLD PRODUCTS – 0.9%
Church & Dwight Co., Inc.		2,958	178,811

INSURANCE – 1.3%
Brown & Brown, Inc.		5,066	91,036
ProAssurance Corp.*		3,209	172,355

			263,391

INTERNET & CATALOG RETAIL – 1.6%
GSI Commerce, Inc.*		5,503	139,721

	Country Code**	Shares	Value

Netflix, Inc.*		3,018	$166,413

			306,134

INTERNET SOFTWARE & SERVICES – 4.6%
F5 Networks, Inc.*		3,671	194,490
Open Text Corp.*	CA	3,577	145,405
SonicWall, Inc.*		15,636	118,990
The Knot, Inc.*		11,751	118,333
VistaPrint NV*	NL	3,161	179,102
Websense, Inc.*		7,914	138,178

			894,498

IT SERVICES – 2.8%
Alliance Data Systems Corp.*		2,292	148,040
Global Payments, Inc.		3,209	172,837
SRA International, Inc.*		7,029	134,254
Syntel, Inc.		2,309	87,811

			542,942

LEISURE EQUIPMENT & PRODUCTS – 0.6%
Pool Corp.		6,094	116,273

LIFE SCIENCES TOOLS & SERVICES – 1.3%
AMAG Pharmaceuticals, Inc.*		3,078	117,056
Techne Corp.		1,944	133,281

			250,337

MACHINERY – 2.8%
Bucyrus International, Inc.		3,209	180,891
Kaydon Corp.		2,997	107,173
Lindsay Manufacturing Co.		2,547	101,498
Wabtec Corp.		3,871	158,092

			547,654

MEDIA – 0.7%
National CineMedia, Inc.		8,679	143,811

METALS & MINING – 0.5%
Carpenter Technology Corp.		3,871	104,323

MULTI-LINE RETAIL – 0.8%
Big Lots, Inc.*		5,170	149,827

OIL, GAS & CONSUMABLE FUELS – 4.1%
Arena Resources, Inc.*		3,868	166,788
Bill Barrett Corp.*		4,057	126,214
Carrizo Oil & Gas, Inc.*		5,941	157,377

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Goodrich Petroleum Corp.*		4,963	$120,849
SandRidge Energy, Inc.*		10,116	95,394
Whiting Petroleum Corp.*		1,898	135,612

			802,234

PHARMACEUTICALS – 2.3%
Biovail Corp.	CA	9,559	133,444
Medicis Pharmaceutical Corp., Class A		5,501	148,802
Perrigo Co.		4,147	165,216

			447,462

REAL ESTATE INVESTMENT TRUSTS – 0.7%
BioMed Realty Trust, Inc.		8,539	134,745

ROAD & RAIL – 1.2%
Knight Transportation, Inc.		12,268	236,650

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.8%
Advanced Energy Industries, Inc.*		11,622	175,260
Cabot Microelectronics Corp.*		3,628	119,579
Cymer, Inc.*		2,632	101,016
Hittite Microwave Corp.*		3,688	150,286
Microsemi Corp.*		8,514	151,123
Monolithic Power Systems, Inc.*		5,579	133,729
ON Semiconductor Corp.*		18,169	160,069
Power Integrations, Inc.		3,970	144,349

			1,135,411

SOFTWARE – 10.8%
ANSYS, Inc.*		3,557	154,587
Aspen Technology, Inc.*		12,915	126,567
Blackboard, Inc.*		3,106	140,981
Commvault Systems, Inc.*		6,740	159,671
Informatica Corp.*		11,622	300,545
Lawson Software, Inc.*		21,849	145,296
Manhattan Associates, Inc.*		7,040	169,171
MICROS Systems, Inc.*		4,767	147,920
Pegasystems, Inc.		57	1,938

Country Code**	Shares	Value

Quality Systems, Inc.	4,359	$273,702
Quest Software, Inc.*	7,193	132,351
SuccessFactors, Inc.*	8,074	133,867
Sybase, Inc.*	5,154	223,683

		2,110,279

SPECIALTY RETAIL – 3.1%
Group 1 Automotive, Inc.*	3,897	110,480
Gymboree Corp.*	3,057	132,949
Hot Topic, Inc.*	17,062	108,514
Tractor Supply Co.*	2,209	116,989
Williams-Sonoma, Inc.	7,032	146,125

		615,057

TEXTILES, APPAREL & LUXURY GOODS – 1.5%
Deckers Outdoor Corp.*	1,622	164,990
Warnaco Group, Inc.*	3,123	131,759

		296,749

TRADING COMPANIES & DISTRIBUTORS – 0.6%
Watsco, Inc.	2,289	112,115

WIRELESS TELECOMMUNICATION SERVICES – 1.1%
SBA Communications Corp.*	6,473	221,118

Total Common Stocks (Cost $17,279,915)		18,950,615

	Principal Amount (000)
SHORT TERM INVESTMENTS – 3.6%
REPURCHASE AGREEMENTS – 3.6%
State Street Bank and Trust Company, 0.01%, dated 12/31/09, due 1/4/10 (collateralized by $685,000 FHLB, 4.375%, 9/17/10, with a value of $712,606, total to be received $695,898) (Amortized cost $695,898)	$696	695,898

TOTAL INVESTMENTS – 100.3%
(Cost $17,975,813)		19,646,513
Liabilities in excess of other assets – (0.3)%		(50,301)

NET ASSETS – 100.0%		$19,596,212

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

CA	Canada
IL	Israel
NL	Netherlands

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$18,950,615	$—	$—	$18,950,615
Short Term Investments Repurchase Agreements	—	695,898	—	695,898

Total Investments	18,950,615	695,898	—	19,646,513

Total	$18,950,615	$695,898	$—	$19,646,513

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 95.4%
AEROSPACE & DEFENSE – 1.7%
BAE Systems PLC	GB	64,000	$370,412
Bombardier, Inc.	CA	41,100	188,631
Rolls-Royce Group PLC*	GB	53,000	412,734

			971,777

AIR FREIGHT & LOGISTICS – 0.8%
Deutsche Post AG	DE	24,480	473,120

AIRLINES – 0.1%
Qantas Airways, Ltd.	AU	25,200	67,236

AUTO COMPONENTS – 0.7%
GKN PLC*	GB	139,000	260,343
NGK SPARK PLUG Co., Ltd.	JP	13,000	147,477

			407,820

AUTOMOBILES – 1.5%
Bayerische Motoren Werke AG	DE	8,300	377,835
Nissan Motor Co., Ltd.*	JP	57,500	505,305

			883,140

BEVERAGES – 1.4%
Asahi Breweries, Ltd.	JP	13,000	239,425
Carlsberg AS, Class B	DK	4,575	336,787
Kirin Holdings Co., Ltd.	JP	13,000	208,481

			784,693

BUILDING PRODUCTS – 0.8%
Compagnie de Saint-Gobain	FR	8,100	439,395

CAPITAL MARKETS – 2.0%
Credit Suisse Group AG	CH	2,800	138,716
Deutsche Bank AG	DE	9,300	657,603
Macquarie Group, Ltd.	AU	8,100	347,055

			1,143,374

CHEMICALS – 1.5%
BASF SE	DE	4,600	284,697
Israel Chemicals, Ltd.	IL	11,600	152,321
Koninklijke DSM NV	NL	6,000	294,801
Nippon Shokubai Co., Ltd.	JP	13,000	111,752

			843,571

	Country Code**	Shares	Value

COMMERCIAL BANKS – 15.7%
Australia & New Zealand Banking Group, Ltd.	AU	24,200	$493,159
Banca Popolare di Milano Scarl	IT	31,600	224,510
Banco Bilbao Vizcaya Argentaria SA	ES	18,600	338,985
Banco do Brasil SA	BR	8,100	138,179
Banco Santander SA	ES	68,593	1,133,476
Bank of Queensland Ltd.	AU	16,200	166,778
Barclays PLC	GB	128,300	565,349
Bendigo and Adelaide Bank Ltd.	AU	22,800	200,137
BNP Paribas	FR	9,900	785,249
Credit Agricole SA	FR	25,095	440,414
Danske Bank A/S*	DK	15,500	347,966
HSBC Holdings PLC	GB	47,625	543,323
Intesa Sanpaolo SpA*	IT	39,300	176,851
KB Financial Group, Inc. ADR*	KR	4,047	205,790
Lloyds Banking Group PLC*	GB	506,123	407,216
Mitsubishi UFJ Financial Group, Inc.	JP	40,100	197,524
National Australia Bank, Ltd.	AU	21,400	522,248
National Bank of Canada	CA	3,300	190,077
Societe Generale	FR	7,454	517,904
Standard Chartered PLC	GB	7,500	189,344
Sumitomo Mitsui Financial Group, Inc.	JP	15,300	439,039
Turkiye Garanti Bankasi AS	TR	36,100	153,783
UniCredit SpA*	IT	182,235	609,350

			8,986,651

COMMERCIAL SERVICES & SUPPLIES – 0.3%
Rentokil Initial PLC*	GB	80,100	149,123

COMMUNICATIONS EQUIPMENT – 1.6%
Nokia Oyj	FI	56,200	726,666
Telefonaktiebolaget LM Ericsson	SE	19,400	178,597

			905,263

COMPUTERS & PERIPHERALS – 1.1%
NEC Corp.*	JP	69,000	178,359
Toshiba Corp.*	JP	86,000	477,206

			655,565

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CONSTRUCTION & ENGINEERING – 0.5%
Bouygues SA	FR	5,148	$266,657

CONSTRUCTION MATERIALS – 0.4%
Fletcher Building, Ltd.	NZ	37,100	213,011

CONSUMER FINANCE – 0.6%
Orix Corp.	JP	4,900	333,613

CONTAINERS & PACKAGING – 1.0%
Amcor, Ltd.	AU	58,500	325,690
Rexam PLC	GB	58,800	274,884

			600,574

DISTRIBUTORS – 0.3%
Inchcape PLC*	GB	400,000	190,715

DIVERSIFIED FINANCIAL SERVICES – 0.8%
Challenger Financial Services Group Ltd.	AU	39,000	146,794
ING Groep NV*	NL	14,668	141,259
Onex Corp.	CA	7,700	173,753

			461,806

DIVERSIFIED TELECOMMUNICATION SERVICES – 6.2%
Deutsche Telekom AG	DE	35,000	513,444
France Telecom SA	FR	24,000	599,718
Nippon Telegraph & Telephone Corp.	JP	13,100	517,490
Telecom Corp. of New Zealand, Ltd.	NZ	111,964	201,927
Telecom Italia SpA	IT	270,300	421,653
Telecom Italia SpA RSP	IT	163,600	181,708
Telefonica SA	ES	28,200	789,291
Telstra Corp., Ltd.	AU	110,700	340,334

			3,565,565

ELECTRIC UTILITIES – 3.3%
E.ON AG	DE	18,600	780,717
Electricite de France	FR	7,000	416,033
Enel SpA	IT	35,928	208,001
Kyushu Electric Power Co., Inc.	JP	10,400	214,208
The Tokyo Electric Power Co., Inc.	JP	11,100	278,593

			1,897,552

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.8%
AU Optronics Corp. ADR	TW	7,374	88,414

	Country Code**	Shares	Value

Murata Manufacturing Co., Ltd.	JP	7,300	$364,323

			452,737

FOOD & STAPLES RETAILING – 2.2%
Aeon Co., Ltd.	JP	21,800	176,943
Carrefour SA	FR	1,600	76,747
Casino Guichard-Perrachon SA	FR	3,000	267,285
Koninklijke Ahold NV	NL	29,700	393,486
Metro AG	DE	5,500	335,900

			1,250,361

FOOD PRODUCTS – 1.7%
Associated British Foods PLC	GB	6,800	90,150
Nestle SA	CH	15,420	748,388
Premier Foods PLC*	GB	218,000	124,998

			963,536

GAS UTILITIES – 0.4%
Tokyo Gas Co., Ltd.	JP	63,000	251,473

HEALTH CARE PROVIDERS & SERVICES – 0.7%
Celesio AG	DE	4,900	124,070
Mediceo Paltac Holdings Co., Ltd.	JP	21,600	267,726

			391,796

HOTELS, RESTAURANTS & LEISURE – 0.9%
Greene King PLC	GB	16,200	106,620
Mitchells & Butlers PLC*	GB	22,400	89,310
Thomas Cook Group PLC	GB	42,500	157,002
Tui Travel PLC	GB	40,000	163,933

			516,865

HOUSEHOLD DURABLES – 0.5%
Sharp Corp.	JP	22,000	277,822

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
Drax Group PLC	GB	20,500	136,670

INDUSTRIAL CONGLOMERATES – 0.5%
Cookson Group PLC*	GB	16,500	111,628
Tomkins PLC	GB	55,000	170,914

			282,542

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INSURANCE – 3.9%
Allianz SE	DE	6,550	$811,938
Aviva PLC	GB	25,600	162,845
Catlin Group, Ltd.	BM	20,000	109,512
Insurance Australia Group, Ltd.	AU	68,000	244,235
Irish Life & Permanent PLC*	IE	24,560	108,140
Muenchener Rueckversicherungs AG	DE	3,150	490,643
Old Mutual PLC*	GB	193,600	339,032

			2,266,345

LEISURE EQUIPMENT & PRODUCTS – 0.2%
Namco Bandai Holdings, Inc.	JP	10,600	101,262

MACHINERY – 1.3%
Charter International PLC	JE	18,900	218,944
Vallourec SA	FR	1,484	268,484
Volvo AB	SE	30,550	262,028

			749,456

MARINE – 0.3%
Mitsui Osk Lines, Ltd.	JP	5,000	26,414
Nippon Yusen Kabushiki Kaisha	JP	48,000	147,832

			174,246

MEDIA – 2.2%
Informa PLC	JE	29,700	152,684
Pearson PLC	GB	15,000	215,070
Vivendi	FR	18,540	550,262
WPP PLC	JE	34,400	336,443

			1,254,459

METALS & MINING – 5.1%
BHP Billiton, Ltd.	AU	5,000	191,334
JFE Holdings, Inc.	JP	9,100	359,712
Kazakhmys PLC*	GB	14,000	296,430
Mitsubishi Materials Corp.*	JP	123,000	300,832
MMC Norilsk Nickel ADR*	RU	9,078	128,792
Rio Tinto PLC	GB	15,400	831,551
ThyssenKrupp AG	DE	8,500	319,534
Xstrata PLC*	GB	28,780	513,323

			2,941,508

	Country Code**	Shares	Value

MULTI-LINE RETAIL – 0.8%
Debenhams PLC*	GB	95,900	$120,010
Marks & Spencer Group PLC	GB	54,800	354,061

			474,071

MULTI-UTILITIES – 0.8%
Centrica PLC	GB	45,900	207,906
RWE AG	DE	2,670	259,103

			467,009

OFFICE ELECTRONICS – 0.4%
Konica Minolta Holdings, Inc.	JP	23,000	237,020

OIL, GAS & CONSUMABLE FUELS – 9.6%
BP PLC	GB	111,700	1,078,595
Eni SpA	IT	16,500	420,186
Lukoil ADR	RU	3,950	223,835
Nexen, Inc.	CA	15,322	369,480
OMV AG	AT	7,400	324,684
Royal Dutch Shell PLC	GB	45,500	1,371,006
Statoilhydro ASA	NO	19,050	475,100
Suncor Energy, Inc.	CA	7,296	259,582
Talisman Energy, Inc.	CA	11,900	224,039
Total SA	FR	11,700	751,490

			5,497,997

PAPER & FOREST PRODUCTS – 0.3%
Oji Paper Co., Ltd.	JP	41,000	171,784

PHARMACEUTICALS – 6.8%
Astellas Pharma, Inc.	JP	3,300	123,119
AstraZeneca PLC	GB	14,700	690,860
Bayer AG	DE	8,300	664,195
GlaxoSmithKline PLC	GB	39,700	841,875
Novartis AG	CH	15,000	819,138
Sanofi-Aventis SA	FR	10,000	786,429

			3,925,616

PROFESSIONAL SERVICES – 1.2%
Adecco SA	CH	5,900	325,473
Randstad Holding NV*	NL	6,900	343,326

			668,799

REAL ESTATE INVESTMENT TRUSTS – 1.0%
Klepierre	FR	5,900	239,040
Unibail-Rodamco	FR	1,600	351,488

			590,528

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.3%
Lend Lease Corp., Ltd.	AU	14,000	$129,233
Mitsui Fudosan Co., Ltd.	JP	24,000	405,797
New World Development, Ltd.	HK	145,000	295,423
NTT Urban Development Corp.	JP	314	209,607
Sumitomo Realty & Development Co., Ltd.	JP	16,000	302,040

			1,342,100

ROAD & RAIL – 0.6%
East Japan Railway Co.	JP	1,900	120,234
West Japan Railway Co.	JP	67	224,627

			344,861

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.9%
Elpida Memory, Inc.*	JP	14,700	239,580
Samsung Electronics Co., Ltd. GDR (1)	KR	750	260,938

			500,518

SPECIALTY RETAIL – 1.1%
Esprit Holdings Ltd.	BM	51,407	341,068
Kingfisher PLC	GB	76,400	281,245

			622,313

TEXTILES, APPAREL & LUXURY GOODS – 0.1%
Yue Yuen Industrial Holdings, Ltd.	BM	26,000	75,611

TOBACCO – 0.2%
Imperial Tobacco Group PLC	GB	4,400	138,808

TRADING COMPANIES & DISTRIBUTORS – 3.2%
ITOCHU Corp.	JP	46,000	339,791
Mitsubishi Corp.	JP	20,500	510,626
Mitsui & Co., Ltd.	JP	14,000	198,606

	Country Code**	Shares	Value

Noble Group Ltd.	BM	140,000	$321,125
Travis Perkins PLC*	GB	7,600	104,083
Wolseley PLC*	GB	18,700	374,316

			1,848,547

TRANSPORTATION INFRASTRUCTURE – 0.2%
Macquarie Infrastructure Group	AU	81,900	97,546

WIRELESS TELECOMMUNICATION SERVICES – 2.7%
KDDI Corp.	JP	64	338,989
Vodafone Group PLC	GB	517,100	1,197,456

			1,536,445

Total Common Stocks (Cost $46,833,408)			54,790,872

EQUITY LINKED SECURITIES – 0.3%
ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.0% +
AU Optronics Corp., (Credit Suisse Group AG), expires 2/17/12* (1)	CH	19,947	24,266

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.3%
Hynix Semiconductor, Inc., (Deutsche Bank AG), expires 8/16/19* (1)	DE	8,700	173,028

Total Equity Linked Securities (Cost $164,539)			197,294

SHORT TERM INVESTMENTS – 3.7%
MUTUAL FUNDS – 3.7%
AllianceBernstein Government Short Term Investment Fund (Cost $2,097,308)		2,097,308	2,097,308

TOTAL INVESTMENTS – 99.4%
(Cost $49,095,255)			57,085,474
Other assets less liabilities – 0.6%			326,909

NET ASSETS – 100.0%			$57,412,383

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $458,232, representing 0.8% of net assets.

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

AT	Austria
AU	Australia
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
DE	Germany
DK	Denmark
ES	Spain
FI	Finland
FR	France
GB	Great Britain
HK	Hong Kong
IE	Ireland
IL	Israel
IT	Italy
JE	Jersey
JP	Japan
KR	Korea, Republic Of
NL	Netherlands
NO	Norway
NZ	New Zealand
RU	Russia
SE	Sweden
TR	Turkey
TW	Taiwan, Province Of China

Distribution of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities. (Unaudited)

Great Britain	23.7%
Japan	16.6
France	11.8
Germany	10.9
Australia	5.7
Spain	3.9
Italy	3.9
United States	3.7
Switzerland	3.6
Canada	2.4
Netherlands	2.0
Others (individually less than 2%)	11.2

(2)	At the period end, cash of $67,747 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation ($)
Long	DJ Euro Stoxx 50 Index March Futures	3/19/10	14	564,386	596,472	32,086
Long	FTSE 100 Index March Futures	3/19/10	3	250,039	259,797	9,758

Net unrealized appreciation						41,844

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace & Defense	$188,631	$783,146	$—	$971,777
Air Freight & Logistics	—	473,120	—	473,120
Airlines	—	67,236	—	67,236
Auto Components	—	407,820	—	407,820
Automobiles	—	883,140	—	883,140
Beverages	—	784,693	—	784,693
Building Products	—	439,395	—	439,395
Capital Markets	—	1,143,374	—	1,143,374
Chemicals	—	843,571	—	843,571
Commercial Banks	534,046	8,452,605	—	8,986,651
Commercial Services & Supplies	—	149,123	—	149,123
Communications Equipment	—	905,263	—	905,263
Computers & Peripherals	—	655,565	—	655,565
Construction & Engineering	—	266,657	—	266,657
Construction Materials	—	213,011	—	213,011
Consumer Finance	—	333,613	—	333,613
Containers & Packaging	—	600,574	—	600,574
Distributors	—	190,715	—	190,715
Diversified Financial Services	173,753	288,053	—	461,806
Diversified Telecommunication Services	—	3,565,565	—	3,565,565
Electric Utilities	—	1,897,552	—	1,897,552
Electronic Equipment & Instruments	88,414	364,323	—	452,737
Food & Staples Retailing	—	1,250,361	—	1,250,361
Food Products	—	963,536	—	963,536
Gas Utilities	—	251,473	—	251,473
Health Care Providers & Services	—	391,796	—	391,796
Hotels, Restaurants & Leisure	—	516,865	—	516,865
Household Durables	—	277,822	—	277,822
Independent Power Producers & Energy Traders	—	136,670	—	136,670
Industrial Conglomerates	—	282,542	—	282,542
Insurance	—	2,266,345	—	2,266,345
Leisure Equipment & Products	—	101,262	—	101,262
Machinery	—	749,456	—	749,456
Marine	—	174,246	—	174,246
Media	—	1,254,459	—	1,254,459
Metals & Mining	—	2,941,508	—	2,941,508
Multi-Line Retail	—	474,071	—	474,071
Multi-Utilities	—	467,009	—	467,009

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Office Electronics	$—	$237,020	$—	$237,020
Oil, Gas & Consumable Fuels	853,101	4,644,896	—	5,497,997
Paper & Forest Products	—	171,784	—	171,784
Pharmaceuticals	—	3,925,616	—	3,925,616
Professional Services	—	668,799	—	668,799
Real Estate Investment Trusts	—	590,528	—	590,528
Real Estate Management & Development	—	1,342,100	—	1,342,100
Road & Rail	—	344,861	—	344,861
Semiconductors & Semiconductor Equipment	—	500,518	—	500,518
Specialty Retail	—	622,313	—	622,313
Textiles, Apparel & Luxury Goods	—	75,611	—	75,611
Tobacco	—	138,808	—	138,808
Trading Companies & Distributors	—	1,848,547	—	1,848,547
Transportation Infrastructure	—	97,546	—	97,546
Wireless Telecommunication Services	—	1,536,445	—	1,536,445

Total Common Stocks	1,837,945	52,952,927	—	54,790,872

Equity Linked Securities (a)	—	197,294	—	197,294
Short Term Investments
Mutual Funds	2,097,308	—	—	2,097,308

Total Investments	3,935,253	53,150,221	—	57,085,474

Futures Contracts	41,844	—	—	41,844

Total	$3,977,097	$53,150,221	$—	$57,127,318

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 1.1%
Bank of America Credit Card Trust, Series 2006-A9, Class A9 (1) 0.24%, 2/15/13		$115	$114,334
Bank of America Credit Card Trust, Series 2007-A2, Class A2 (1) 0.25%, 6/17/13		490	485,685
Bank of America Credit Card Trust, Series 2008-A5, Class A5 (1) 1.43%, 12/16/13		143	143,659
Capital One Auto Finance Trust, Series 2006-C, Class A4 (1) 0.26%, 5/15/13		328	323,644
Ford Credit Auto Owner Trust, Series 2009-A (1) 2.23%, 8/15/11		892	896,146

Total Asset Backed Securities (Cost $1,963,233)			1,963,468

CORPORATE DEBT OBLIGATIONS – 0.7%
BANKS – 0.4%
Suncorp-Metway, Ltd. (1)(2) 0.63%, 12/17/10	AU	650	651,439

SPECIAL PURPOSE ENTITIES – 0.1%
BA Credit Card Trust 4.15%, 4/19/10		107	154,202

TELECOMMUNICATIONS – 0.2%
Verizon Wireless Capital LLC (1) 2.87%, 5/20/11		395	408,405

Total Corporate Debt Obligations (Cost $1,203,471)			1,214,046

FOREIGN GOVERNMENT OBLIGATIONS – 11.9%
Bundesrepublik Deutschland Inflation Index Bond 1.75%, 4/15/20	DE	5,053	7,478,428

	Country Code*	Principal Amount (000)	Value

Buoni Poliennali Del Tesoro 0.95%, 9/15/10	IT	$3,965	$5,740,640
France Government Bonds
2.25%, 7/25/20	FR	5,178	8,024,005
3.15%, 7/25/32	FR	416	752,901

Total Foreign Government Obligations (Cost $22,241,013)			21,995,974

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 64.7%
Federal Home Loan Mortgage Corp.
4.50%, 8/1/39		6,426	6,416,972
4.50%, 11/1/39		1,906	1,903,756
Federal National Mortgage Association
4.50%, 7/1/39		6,421	6,415,901
4.50%, 12/1/39		2,000	1,998,333
Government National Mortgage Association
4.50%, 7/15/39		8,415	8,435,394
U.S. Treasury Inflation Indexed Bonds
1.38%, 7/15/18 (4)		4,511	4,520,232
1.63%, 1/15/15		2,745	2,855,181
1.63%, 1/15/18		2,527	2,586,845
1.75%, 1/15/28		5,106	4,895,832
1.88%, 7/15/13		7,500	7,898,724
1.88%, 7/15/15		2,109	2,222,575
1.88%, 7/15/19 (3)		7,820	8,116,847
2.00%, 1/15/14		6,213	6,570,718
2.00%, 7/15/14		9,395	9,952,476
2.00%, 1/15/16		2,530	2,671,797
2.00%, 1/15/26		3,573	3,588,824
2.13%, 1/15/19		3,508	3,719,983
2.38%, 1/15/17		2,815	3,040,299
2.38%, 1/15/25		6,471	6,828,388
2.38%, 1/15/27		3,850	4,051,917
2.50%, 7/15/16		2,038	2,219,415
2.50%, 1/15/29		3,358	3,601,550
2.63%, 7/15/17		3,027	3,328,788
3.38%, 4/15/32		300	370,373
3.63%, 4/15/28		4,372	5,403,602
3.88%, 4/15/29		4,786	6,159,195

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $118,402,947)			119,773,917

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2009	Sun Capital Advisers Trust

	Contracts	Value

OPTIONS PURCHASED – 0.1%
PUT OPTIONS – 0.1%
90-Day Eurodollar September Futures, strike price $98.75, expires 9/13/10 (Cost $115,573)	270	$195,750

	Shares	Value

SHORT TERM INVESTMENTS – 20.9%
MUTUAL FUNDS – 20.9%
BlackRock Liquidity Funds TempFund	19,396,119	$19,396,119
State Street Institutional U.S. Government Money Market Fund	19,387,187	19,387,187

Total Short Term Investments (Cost $38,783,306)		38,783,306

TOTAL INVESTMENTS – 99.4%
(Cost $182,709,543)		183,926,461
Other assets less liabilities – 0.6%		1,176,434

NET ASSETS – 100.0%		$185,102,895

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of this security amounted to $651,439, representing 0.4% of net assets.
(3)	Security (or a portion thereof) has been pledged as collateral for open swap and swaption contracts. At the period end, the value of securities pledged amounted to $262,715.

AU	Australia
DE	Germany
FR	France
IT	Italy

(4)	At the period end, securities (or portions thereof) with an aggregate market value of $331,484 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Long	U.S. Treasury 10 Year Note March Futures	3/22/10	3	347,257	346,359	(898)
Long	U.S. Treasury 2 Year Note March Futures	3/31/10	57	12,394,001	12,327,141	(66,860)
Short	U.S. Treasury 30 Year Bond March Futures	3/22/10	12	1,422,050	1,384,500	37,550
Short	U.S. Treasury 5 Year Note March Futures	3/31/10	158	18,354,912	18,072,484	282,428

Net unrealized appreciation						252,220

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(5)	At the period end, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
EUR	15,082,500	USD	21,604,641	1/20/10	(16,439)
EUR	416,500	USD	594,501	1/20/10	(2,560)
USD	93,158	EUR	65,000	1/20/10	21

Net unrealized depreciation					(18,978)

EUR	–	Euro
USD	–	United States Dollar

(6)	At the period end, open written option contracts were as follows:

Type	Description	Counterparty	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
Put	90-Day Eurodollar September Futures	Citigroup Global Markets, Inc.	9/13/10	98.25	270	111,375

(Written Option Premium $66,677)						111,375

(7)	At the period end, open written interest rate swaption contracts were as follows:

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Call	OTC -10 Year Interest Rate Swap	Citibank NA	Receive	3-Month USD-LIBOR	4.26%	8/24/10	3,300	124,791
Put	OTC -10 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	4.26%	8/24/10	3,300	108,791

(Written Swaption Premium $325,050)							6,600	233,582

(8)	Swap Contracts

At the period end, outstanding interest rate swap contract was as follows:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Unrealized Depreciation ($)
Citibank NA	Receive	3-Month USD-LIBOR	3.59%	12/14/19	500	(15,460)	(15,460)

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

At the period end, outstanding total return swap contract was as follows:

Pay/Receive Total Return on Reference Entity	Counterparty	Reference Entity	Number of Shares or Units	Floating Rate	Notional Amount (000) ($)	Maturity Date	Market Value ($)	Unrealized Appreciation ($)
Receive	Barclays Bank PLC	Barclays Capital Inflation Linked Index	183,791	3-Month USD-LIBOR	42,000	1/25/10	33,082	33,082

LIBOR	–	London InterBank Offered Rate
USD	–	United States Dollar

(9)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$1,963,468	$—	$1,963,468
Corporate Debt Obligations (a)	—	1,214,046	—	1,214,046
Foreign Government Obligations	—	21,995,974	—	21,995,974
U.S. Treasury and U.S. Government Agency Obligations	94,603,561	25,170,356	—	119,773,917
Options Purchased (a)	195,750	—	—	195,750
Short Term Investments
Mutual Funds	38,783,306	—	—	38,783,306

Total Investments	133,582,617	50,343,844	—	183,926,461

Forward Foreign Currency Exchange Contracts	—	21	—	21

Futures Contracts	319,978	—	—	319,978

Swap Contracts	—	33,082	—	33,082

Total	$133,902,595	$50,376,947	$—	$184,279,542

Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(18,999)	$—	$(18,999)

Futures Contracts	(67,758)	—	—	(67,758)

Swap Contracts	—	(15,460)	—	(15,460)

Written Option Contracts	(111,375)	—	—	(111,375)

Written Swaption Contracts	—	(233,582)	—	(233,582)

Total	$(179,133)	$(268,041)	$—	$(447,174)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

IBBOTSON MODERATE FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1) – 99.7%
MFS International Growth Portfolio	1,200,129	$14,557,567
MFS Research International Portfolio	578,197	7,250,596
MFS Value Portfolio	2,002,322	25,309,354
SC AllianceBernstein International Value Fund	1,114,659	10,945,956
SC BlackRock Inflation Protected Bond Fund	4,579,227	47,349,210
SC Davis Venture Value Fund	2,361,721	25,388,505
SC Dreman Small Cap Value Fund	900,573	9,077,771
SC Goldman Sachs Mid Cap Value Fund	2,282,373	18,099,221
SC Goldman Sachs Short Duration Fund	6,385,195	65,320,545
SC Oppenheimer Large Cap Core Fund	1,342,966	10,797,449
SC PIMCO High Yield Fund	1,800,333	17,031,153
SC PIMCO Total Return Fund	4,273,550	47,179,989
SC WMC Blue Chip Mid Cap Fund	591,985	7,174,858
SC WMC Large Cap Growth Fund	2,441,712	19,899,957
Sun Capital Investment Grade Bond Fund	4,413,809	39,989,110

Total Investment Companies (Cost $335,841,705)		365,371,241

	Principal Amount (000)	Value
SHORT TERM INVESTMENTS – 0.1%
REPURCHASE AGREEMENTS – 0.1%
State Street Bank and Trust Company, 0.01%, dated 12/31/09, due 1/4/10 (collateralized by $280,000 FHLB, 4.375%, 9/17/10, with a value of $291,284, total to be received $282,000) (Amortized cost $282,000)	$282	$282,000

TOTAL INVESTMENTS – 99.8%
(Cost $336,123,705)		365,653,241
Other assets less liabilities – 0.2%		845,008

NET ASSETS – 100.0%		$366,498,249

(1)	Sun Capital Advisers LLC or its affiliate, Massachusetts Financial Services Company (“MFS”), serves as investment adviser to these underlying funds. These are affiliated securities.

FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

IBBOTSON MODERATE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(2)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$365,371,241	$—	$—	$365,371,241
Short Term Investments Repurchase Agreements	—	282,000	—	282,000

Total Investments	365,371,241	282,000	—	365,653,241

Total	$365,371,241	$282,000	$—	$365,653,241

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

IBBOTSON BALANCED FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1) – 99.7%
MFS Emerging Markets Equity Portfolio	780,291	$11,345,427
MFS International Growth Portfolio	2,776,450	33,678,336
MFS Research International Portfolio	1,339,150	16,792,938
MFS Value Portfolio	4,409,341	55,734,069
SC AIM Small Cap Growth Fund	726,029	6,962,619
SC AllianceBernstein International Value Fund	2,305,132	22,636,394
SC BlackRock Inflation Protected Bond Fund	3,814,278	39,439,630
SC Davis Venture Value Fund	4,677,891	50,287,329
SC Dreman Small Cap Value Fund	1,374,977	13,859,772
SC Goldman Sachs Mid Cap Value Fund	3,570,024	28,310,291
SC Goldman Sachs Short Duration Fund	6,026,186	61,647,882
SC Oppenheimer Large Cap Core Fund	3,457,792	27,800,648
SC PIMCO High Yield Fund	2,426,962	22,959,064
SC PIMCO Total Return Fund	5,078,160	56,062,884
SC WMC Blue Chip Mid Cap Fund	914,524	11,084,025
SC WMC Large Cap Growth Fund	5,476,367	44,632,393
Sun Capital Global Real Estate Fund	1,505,729	16,909,341
Sun Capital Investment Grade Bond Fund	4,950,422	44,850,825

Total Investment Companies (Cost $510,050,194)		564,993,867

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 0.3%
REPURCHASE AGREEMENTS – 0.3%
State Street Bank and Trust Company, 0.01%, dated 12/31/09, due 1/4/10 (collateralized by $1,470,000 FHLB, 4.375%, 9/17/10, with a value of $1,529,241, total to be received $1,495,001) (Amortized cost $1,495,000)	$1,495	$1,495,000

TOTAL INVESTMENTS – 100.0%
(Cost $511,545,194)		566,488,867
Other assets less liabilities – 0.0% +		229,749

NET ASSETS – 100.0%		$566,718,616

+	Amount is less than 0.05%.
(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.

FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

IBBOTSON BALANCED FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(2)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$564,993,867	$—	$—	$564,993,867
Short Term Investments
Repurchase Agreements	—	1,495,000	—	1,495,000

Total Investments	564,993,867	1,495,000	—	566,488,867

Total	$564,993,867	$1,495,000	$—	$566,488,867

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

IBBOTSON GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2009	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1) – 99.8%
MFS Emerging Markets Equity Portfolio	684,611	$9,954,243
MFS International Growth Portfolio	2,909,050	35,286,775
MFS Research International Portfolio	1,400,061	17,556,759
MFS Value Portfolio	3,813,396	48,201,321
SC AIM Small Cap Growth Fund	639,318	6,131,056
SC AllianceBernstein International Value Fund	2,249,751	22,092,552
SC BlackRock Inflation Protected Bond Fund	1,699,212	17,569,850
SC Davis Venture Value Fund	4,299,051	46,214,802
SC Dreman Small Cap Value Fund	1,063,840	10,723,509
SC Goldman Sachs Mid Cap Value Fund	2,774,117	21,998,746
SC Goldman Sachs Short Duration Fund	857,789	8,775,178
SC Lord Abbett Growth and Income Fund	1,760,994	13,242,674
SC Oppenheimer Large Cap Core Fund	3,799,681	30,549,439
SC Oppenheimer Main Street Small Cap Fund	827,345	8,753,305
SC PIMCO Total Return Fund	3,568,316	39,394,210
SC WMC Blue Chip Mid Cap Fund	1,018,515	12,344,403
SC WMC Large Cap Growth Fund	6,745,678	54,977,276
Sun Capital Global Real Estate Fund	1,972,689	22,153,295
Sun Capital Investment Grade Bond Fund	2,423,918	21,960,698

Total Investment Companies (Cost $396,470,184)		447,880,091

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 0.3%
REPURCHASE AGREEMENTS – 0.3%
State Street Bank and Trust Company, 0.01%, dated 12/31/09, due 1/4/10 (collateralized by $1,330,000 FHLB, 4.375%, 9/17/10, with a value of $1,383,599, total to be received $1,354,001) (Amortized cost $1,354,000)	$1,354	$1,354,000

TOTAL INVESTMENTS – 100.1%
(Cost $397,824,184)		449,234,091
Liabilities in excess of other assets – (0.1)%		(501,641)

NET ASSETS – 100.0%		$448,732,450

(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.

FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

IBBOTSON GROWTH FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009	Sun Capital Advisers Trust

(2)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$447,880,091	$—	$—	$447,880,091
Short Term Investments
Repurchase Agreements	—	1,354,000	—	1,354,000

Total Investments	447,880,091	1,354,000	—	449,234,091

Total	$447,880,091	$1,354,000	$—	$449,234,091

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
ASSETS
Investments, at value
Securities	$214,367,263	$203,994,735	$223,099,444	$382,401,527	$184,248,763	$83,021,508

Total Investments	214,367,263	203,994,735	223,099,444	382,401,527	184,248,763	83,021,508
Cash	—	—	—	410	711	—
Foreign currency, at value	—	—	50,749	—	20	—
Interest and dividends receivable	1,323,666	115,029	1,000,631	322,264	212,441	85,653
Receivable for Fund shares sold	436,192	248,564	115,705	468,251	23,462	218,015
Receivable for investments sold	—	—	—	202,685	376	1,213,339
Receivable due from Adviser	—	38,321	—	—	—	—
Other assets	5,207	6,253	6,162	9,756	4,787	2,077

Total Assets	216,132,328	204,402,902	224,272,691	383,404,893	184,490,560	84,540,592

LIABILITIES
Payable for investments purchased - regular delivery	—	—	—	428,000	352,512	2,072,855
Payable for investments purchased - delayed delivery	14,787,822	—	—	—	—	—
Payable for Fund shares redeemed	67,695	25,328	31,987	30,045	37,141	432
Investment advisory fee payable	92,192	—	223,752	232,427	233,416	40,454
Distribution fee (Service Class) payable	13,278	24,602	29,381	48,858	27,941	2,451
Accrued expenses and other liabilities	131,686	58,036	71,286	75,957	70,993	52,672

Total Liabilities	15,092,673	107,966	356,406	815,287	722,003	2,168,864

NET ASSETS	$201,039,655	$204,294,936	$223,916,285	$382,589,606	$183,768,557	$82,371,728

COMPOSITION OF NET ASSETS
Paid-in Capital	$197,904,139	$204,293,867	$265,961,761	$333,345,681	$208,062,240	$75,853,588
Accumulated undistributed net investment income	183,560	422	10,936,439	905,316	414,338	936
Accumulated net realized gain (loss) on investments and foreign currency related transactions	985,752	647	(98,004,704)	(14,940,002)	(50,338,122)	114,510
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	1,966,204	—	45,022,789	63,278,611	25,630,101	6,402,694

	$201,039,655	$204,294,936	$223,916,285	$382,589,606	$183,768,557	$82,371,728

Initial Class
Net Assets	$136,826,762	$88,013,236	$84,987,619	$147,349,805	$48,949,741	$70,637,582
Shares of beneficial interest	15,106,417	87,989,958	7,564,803	13,709,275	4,624,986	8,781,396
Net asset value per share	$9.06	$1.00	$11.23	$10.75	$10.58	$8.04

Service Class
Net Assets	$64,212,893	$116,281,700	$138,928,666	$235,239,801	$134,818,816	$11,734,146
Shares of beneficial interest	7,039,119	116,305,089	11,338,761	21,940,742	12,904,443	1,422,949
Net asset value per share	$9.12	$1.00	$12.25	$10.72	$10.45	$8.25

Investment in securities, at cost	$212,401,059	$203,994,735	$178,076,749	$319,124,207	$158,618,668	$76,618,814

Foreign currency, at cost	$—	$—	$50,835	$—	$19	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2009	Sun Capital Advisers Trust

	WMC Large Cap Growth Fund	WMC Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund	Goldman Sachs Short Duration Fund	Dreman Small Cap Value Fund
ASSETS
Investments, at value
Securities	$166,679,558	$112,654,510	$513,817,670	$209,326,556	$970,852,093	$40,534,870
Repurchase Agreements	1,111,000	2,456,000	—	—	—	—

Total Investments	167,790,558	115,110,510	513,817,670	209,326,556	970,852,093	40,534,870
Cash	412	887	154,440	—	—	—
Interest and dividends receivable	75,579	67,816	350,591	271,813	6,402,350	45,714
Receivable for Fund shares sold	231,673	46,252	49,163	106,592	614,510	2,301
Receivable for investments sold	1,659,733	1,062,754	1,523,813	—	32,178,930	—
Other assets	4,212	3,102	4,180	1,609	7,996	1,572

Total Assets	169,762,167	116,291,321	515,899,857	209,706,570	1,010,055,879	40,584,457

LIABILITIES
Due to Custodian	—	—	—	—	156	—
Payable for investments purchased - regular delivery	1,891,503	138,473	6,754,970	—	—	16,345
Payable for investments purchased - delayed delivery	—	—	—	—	31,608,532	—
Payable for Fund shares redeemed	215,075	21,757	60,122	26,184	18,194	—
Investment advisory fee payable	87,646	72,373	1,019,381	457,564	1,376,183	31,093
Distribution fee (Service Class) payable	3,779	8,504	1,915	3,825	22,572	1,427
Variation margin payable	—	—	—	57,960	47,784	—
Accrued expenses and other liabilities	60,034	56,542	2,500	953	4,760	51,892

Total Liabilities	2,258,037	297,649	7,838,888	546,486	33,078,181	100,757

NET ASSETS	$167,504,130	$115,993,672	$508,060,969	$209,160,084	$976,977,698	$40,483,700

COMPOSITION OF NET ASSETS
Paid-in Capital	$168,388,703	$118,343,293	$361,871,333	$168,204,566	$967,086,973	$31,098,349
Accumulated undistributed net investment income	554,356	63,374	—	—	—	—
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(24,494,649)	(19,174,386)	21,350,876	5,564,221	169,096	3,907,505
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	23,055,720	16,761,391	124,838,760	35,391,297	9,721,629	5,477,846

	$167,504,130	$115,993,672	$508,060,969	$209,160,084	$976,977,698	$40,483,700

Initial Class
Net Assets	$149,621,443	$75,744,952	$498,639,036	$190,461,397	$869,648,325	$33,674,402
Shares of beneficial interest	18,350,627	6,247,928	66,298,532	24,006,000	84,977,752	3,342,225
Net asset value per share	$8.15	$12.12	$7.52	$7.93	$10.23	$10.08

Service Class
Net Assets	$17,882,687	$40,248,720	$9,421,933	$18,698,687	$107,329,373	$6,809,298
Shares of beneficial interest	2,208,247	3,335,675	1,254,127	2,359,070	10,493,826	676,003
Net asset value per share	$8.10	$12.07	$7.51	$7.93	$10.23	$10.07

Investment in securities, at cost	$144,734,838	$98,349,111	$388,978,910	$174,021,443	$962,072,858	$35,057,024

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2009	Sun Capital Advisers Trust

	PIMCO High Yield Fund	PIMCO Total Return Fund	AIM Small Cap Growth Fund	AllianceBernstein International Value Fund	BlackRock Inflation Protected Bond Fund
ASSETS
Investments, at value
Securities	$114,574,865	$450,095,104	$18,950,615	$57,085,474	$183,926,461
Repurchase Agreements	—	—	695,898	—	—

Total Investments	114,574,865	450,095,104	19,646,513	57,085,474	183,926,461
Cash	56,782	—	—	—	—
Foreign currency, at value	510,404	407,358	—	845,945	238
Margin deposits with broker	—	81,000	—	67,747	—
Interest and dividends receivable	2,280,282	1,404,757	5,683	93,213	1,111,943
Receivable for Fund shares sold	48,852	1,608,715	9,252	87,942	620,334
Receivable for investments sold	—	890,511	7,480	73,633	—
Variation margin receivable	—	—	—	1,228	38,951
Unrealized appreciation on forward foreign currency exchange contracts	155,046	269,152	—	—	21
Unrealized appreciation on swaps	1,102,487	142,226	—	—	33,082
Swap premiums paid	164,572	379,620	—	—	—
Other assets	15,249	25,469	801	1,506	1,548

Total Assets	118,908,539	455,303,912	19,669,729	58,256,688	185,732,578

LIABILITIES
Due to Custodian	—	1,237	—	—	—
Payable for investments purchased - regular delivery	—	—	15,095	776,224	—
Payable for investments purchased - delayed delivery	—	64,899,139	—	—	—
Cash collateral received from broker	420,000	—	—	—	—
Payable for Fund shares redeemed	23,351	—	51	4	—
Investment advisory fee payable	167,975	479,245	4,686	3,072	228,144
Distribution fee (Service Class) payable	5,214	49,902	1,390	380	15,954
Variation margin payable	5,074	92,641	—	—	—
Options written (Premium $236,692; $997,851; $0; $0 and $391,727, respectively)	160,293	1,027,341	—	—	344,957
Unrealized depreciation on forward foreign currency exchange contracts	1,179	22,066	—	—	18,999
Accrued expenses and other liabilities	3,789	3,849	52,295	64,625	6,169
Swap premiums received	906,967	4,497	—	—	—
Unrealized depreciation on swaps	113,055	169,421	—	—	15,460

Total Liabilities	1,806,897	66,749,338	73,517	844,305	629,683

NET ASSETS	$117,101,642	$388,554,574	$19,596,212	$57,412,383	$185,102,895

COMPOSITION OF NET ASSETS
Paid-in Capital	$102,502,044	$379,993,389	$16,073,287	$48,552,824	$181,169,596
Accumulated undistributed (distributions in excess of) net investment income	(93,986)	98,716	—	(326,462)	12,276
Accumulated net realized gain (loss) on investments and foreign currency related transactions	931,015	2,245,201	1,852,225	1,155,552	2,407,244
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	13,762,569	6,217,268	1,670,700	8,030,469	1,513,779

	$117,101,642	$388,554,574	$19,596,212	$57,412,383	$185,102,895

Initial Class
Net Assets	$92,421,917	$144,811,500	$13,108,524	$55,746,261	$106,264,225
Shares of beneficial interest	9,767,948	13,116,015	1,367,213	5,678,230	10,279,716
Net asset value per share	$9.46	$11.04	$9.59	$9.82	$10.34

Service Class
Net Assets	$24,679,725	$243,743,074	$6,487,688	$1,666,122	$78,838,670
Shares of beneficial interest	2,608,495	22,079,795	679,049	169,780	7,641,999
Net asset value per share	$9.46	$11.04	$9.55	$9.81	$10.32

Investment in securities, at cost	$102,414,495	$443,732,394	$17,975,813	$49,095,255	$182,709,543

Foreign currency, at cost	$518,618	$412,452	$—	$845,563	$238

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2009	Sun Capital Advisers Trust

	Ibbotson Moderate Fund	Ibbotson Balanced Fund	Ibbotson Growth Fund
ASSETS
Investments, at value
Affiliated securities	$365,371,241	$564,993,867	$447,880,091
Repurchase Agreements	282,000	1,495,000	1,354,000

Total Investments	365,653,241	566,488,867	449,234,091
Cash	307	777	167
Interest and dividends receivable	491,697	547,627	156,415
Receivable for Fund shares sold	1,271,942	1,920,541	1,018,189
Other assets	9,459	14,525	11,245

Total Assets	367,426,646	568,972,337	450,420,107

LIABILITIES
Payable for investments purchased - regular delivery	774,004	2,043,404	1,510,581
Investment advisory fee payable	17,201	19,657	18,832
Distribution fee (Service Class) payable	74,519	115,115	90,158
Accrued expenses and other liabilities	62,673	75,545	68,086

Total Liabilities	928,397	2,253,721	1,687,657

NET ASSETS	$366,498,249	$566,718,616	$448,732,450

COMPOSITION OF NET ASSETS
Paid-in Capital	$325,721,661	$495,747,740	$384,682,606
Accumulated undistributed net investment income	7,495,179	9,775,011	7,038,432
Accumulated net realized gain (loss) on investments and capital gain distributions from affiliated underlying funds	3,751,873	6,252,192	5,601,505
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	29,529,536	54,943,673	51,409,907

	$366,498,249	$566,718,616	$448,732,450

Initial Class
Net Assets	$1,708,183	$442,320	$291,860
Shares of beneficial interest	156,155	39,450	25,946
Net asset value per share	$10.94	$11.21	$11.25

Service Class
Net Assets	$364,790,066	$566,276,296	$448,440,590
Shares of beneficial interest	33,350,123	50,555,261	39,883,256
Net asset value per share	$10.94	$11.20	$11.24

Investment in securities, at cost	$336,123,705	$511,545,194	$397,824,184

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2009	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
INVESTMENT INCOME
Interest	$6,289,314	$937,625	$28,361	$146,167	$1,204	$1,185
Dividends (net of foreign withholding taxes of $0; $0; $372,406; $33,344; $3,081 and $0, respectively)	—	—	8,728,256	3,431,268	2,354,455	1,051,494

Total investment income	6,289,314	937,625	8,756,617	3,577,435	2,355,659	1,052,679

EXPENSES
Investment advisory fee	719,284	1,105,945	1,783,496	1,733,945	1,300,744	298,792
Distribution fee (Service Class)	98,270	218,549	321,970	394,953	304,241	18,850
Custody and fund accounting	99,576	92,350	145,693	133,522	428,913	81,856
Audit	45,985	30,957	40,905	34,841	36,743	36,151
Legal	24,197	69,107	44,482	30,328	24,150	7,104
Printing	3,819	10,043	8,221	11,208	7,472	2,041
Administration	88,145	159,930	133,202	159,647	119,779	39,547
Transfer agency	15,171	11,405	16,785	14,635	12,141	14,103
Trustees fees	8,209	15,953	12,219	15,310	10,536	2,807
Insurance	7,362	68,081	15,899	13,198	15,987	1,506
Miscellaneous fees	2,306	1,812	4,910	3,817	3,270	1,642

Total expenses	1,112,324	1,784,132	2,527,782	2,545,404	2,263,976	504,399

Less: Reduction of investment advisory fees or unified management fees	(114,948)	(1,105,945)	(140,783)	(69,717)	(333,805)	(101,347)
Reimbursement of operating expenses	—	(80,690)	—	—	—	—

Net expenses	997,376	597,497	2,386,999	2,475,687	1,930,171	403,052

Net investment income	5,291,938	340,128	6,369,618	1,101,748	425,488	649,627

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,727,150	647	(91,921,344)	(11,148,336)	(25,104,245)	3,853,147
Foreign currency related transactions	—	—	(20,905)	(62,601)	(684)	—

Net realized gain (loss)	1,727,150	647	(91,942,249)	(11,210,937)	(25,104,929)	3,853,147

Change in unrealized appreciation (depreciation) on:
Investments	13,693,333	368,057	155,580,799	87,390,682	83,844,821	7,857,708
Capital Support Agreement	—	(368,057)	—	—	—	—
Assets and liabilities in foreign currencies	—	—	(2,524)	925	23	—

Change in unrealized appreciation (depreciation)	13,693,333	—	155,578,275	87,391,607	83,844,844	7,857,708

Net realized and unrealized gain (loss)	15,420,483	647	63,636,026	76,180,670	58,739,915	11,710,855

Net increase (decrease) in net assets from operations	$20,712,421	$340,775	$70,005,644	$77,282,418	$59,165,403	$12,360,482

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2009	Sun Capital Advisers Trust

	WMC Large Cap Growth Fund	WMC Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund	Goldman Sachs Short Duration Fund	Dreman Small Cap Value Fund
INVESTMENT INCOME
Interest	$3	$1,616	$64,884	$18,445	$17,963,889	$4,098
Dividends (net of foreign withholding taxes of $5,099; $641; $36,490; $0; $0 and $0, respectively)	1,369,587	1,069,367	6,281,878	3,333,791	—	511,259

Total investment income	1,369,590	1,070,983	6,346,762	3,352,236	17,963,889	515,357

EXPENSES
Investment advisory fee	717,672	734,275	—	—	—	256,185
Unified management fee	—	—	3,571,905	1,404,247	4,639,254	—
Distribution fee (Service Class)	40,146	87,941	14,465	25,172	207,691	11,161
Custody and fund accounting	120,700	106,708	—	—	—	99,946
Audit	36,186	37,157	—	—	—	36,739
Legal	19,348	22,422	13,916	4,365	23,926	4,321
Printing	4,175	4,447	—	—	—	624
Administration	72,473	72,367	—	—	—	30,912
Transfer agency	21,299	14,883	—	—	—	9,849
Trustees fees	6,393	6,293	29,916	9,679	57,729	1,912
Insurance	6,086	8,936	310	288	3,377	640
Miscellaneous fees	2,250	2,234	—	—	—	1,392

Total expenses	1,046,728	1,097,663	3,630,512	1,443,751	4,931,977	453,681

Less: Reduction of investment advisory fees or unified management fees	(231,496)	(91,879)	(44,223)	—	(15,758)	(115,129)

Net expenses	815,232	1,005,784	3,586,289	1,443,751	4,916,219	338,552

Net investment income	554,358	65,199	2,760,473	1,908,485	13,047,670	176,805

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(3,983,702)	(8,248,467)	69,452,147	21,942,248	5,588,541	5,271,543
Futures	—	—	—	1,204,067	2,369,529	—
Foreign currency related transactions	—	(227)	47	—	—	121

Net realized gain (loss)	(3,983,702)	(8,248,694)	69,452,194	23,146,315	7,958,070	5,271,664

Change in unrealized appreciation (depreciation) on:
Investments	37,481,869	33,984,937	125,484,977	36,925,443	6,433,489	5,615,472
Forward Sales Contracts	—	—	—	—	93,556	—
Futures	—	—	—	59,187	828,356	—
Assets and liabilities in foreign currencies	—	(8)	—	—	—	7

Change in unrealized appreciation (depreciation)	37,481,869	33,984,929	125,484,977	36,984,630	7,355,401	5,615,479

Net realized and unrealized gain (loss)	33,498,167	25,736,235	194,937,171	60,130,945	15,313,471	10,887,143

Net increase (decrease) in net assets from operations	$34,052,525	$25,801,434	$197,697,644	$62,039,430	$28,361,141	$11,063,948

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2009	Sun Capital Advisers Trust

	PIMCO High Yield Fund	PIMCO Total Return Fund	AIM Small Cap Growth Fund	AllianceBernstein International Value Fund	BlackRock Inflation Protected Bond Fund
INVESTMENT INCOME
Interest	$7,715,372	$5,733,995	$1	$2,905	$2,700,509
Dividends (net of foreign withholding taxes of $0; $0; $0; $106,653 and $0, respectively)	57,000	18,625	136,292	1,093,660	—

Total investment income	7,772,372	5,752,620	136,293	1,096,565	2,700,509

EXPENSES
Investment advisory fee	—	—	144,796	213,530	—
Unified management fee	625,466	1,220,427	—	—	590,255
Distribution fee (Service Class)	47,776	290,602	9,919	6,758	84,628
Custody and fund accounting	—	—	117,879	170,714	—
Audit	—	—	36,712	41,765	—
Legal	2,638	5,776	2,525	6,793	2,765
Printing	—	—	242	1,118	—
Administration	—	—	19,632	22,657	—
Transfer agency	—	—	9,047	8,193	—
Trustees fees	6,267	12,454	1,034	2,270	6,056
Insurance	342	693	479	1,230	302
Miscellaneous fees	—	—	1,268	1,716	—

Total expenses	682,489	1,529,952	343,533	476,744	684,006

Less: Reduction of investment advisory fees or unified management fees	(1,464)	(18,941)	(144,796)	(213,530)	(9,133)
Reimbursement of operating expenses	—	—	(13,392)	(2,254)	—

Net expenses	681,025	1,511,011	185,345	260,960	674,873

Net investment income (loss)	7,091,347	4,241,609	(49,052)	835,605	2,025,636

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	4,123,092	4,014,319	2,524,434	2,639,625	3,065,514
Futures	132,957	1,596,954	—	112,969	15,201
Written options	224,482	788,073	—	—	99,475
Swaps	(586,919)	254,149	—	—	1,743,770
Foreign currency related transactions	(279,448)	(12,539)	—	(89,840)	21,419

Net realized gain (loss)	3,614,164	6,640,956	2,524,434	2,662,754	4,945,379

Change in unrealized appreciation (depreciation) on:
Investments	13,583,158	5,971,594	2,250,746	8,430,363	1,033,771
Futures and options on futures	303,750	(480,628)	—	34,936	297,053
Written options	76,399	(29,490)	—	—	46,770
Swaps	1,353,663	(27,195)	—	—	27,029
Assets and liabilities in foreign currencies	186,776	279,505	—	1,387	(19,751)

Change in unrealized appreciation (depreciation)	15,503,746	5,713,786	2,250,746	8,466,686	1,384,872

Net realized and unrealized gain (loss)	19,117,910	12,354,742	4,775,180	11,129,440	6,330,251

Net increase (decrease) in net assets from operations	$26,209,257	$16,596,351	$4,726,128	$11,965,045	$8,355,887

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2009	Sun Capital Advisers Trust

	Ibbotson Moderate Fund	Ibbotson Balanced Fund	Ibbotson Growth Fund
INVESTMENT INCOME
Dividends from affiliated underlying funds	$4,573,661	$5,663,172	$3,331,937

Total investment income	4,573,661	5,663,172	3,331,937

EXPENSES
Investment advisory fee	232,076	331,013	255,588
Distribution fee (Service Class)	462,630	661,586	510,697
Custody and fund accounting	82,535	98,096	92,451
Audit	28,170	28,109	28,217
Legal	27,622	36,245	28,234
Printing	6,257	7,661	6,460
Administration	125,946	172,479	135,682
Transfer agency	6,777	6,843	7,860
Trustees fees	12,251	17,436	13,356
Insurance	3,411	3,999	3,413
Miscellaneous fees	3,201	3,729	3,295

Total expenses	990,876	1,367,196	1,085,253

Less: Reduction of investment advisory fees	(156,925)	(175,989)	(165,615)

Net expenses	833,951	1,191,207	919,638

Net investment income	3,739,710	4,471,965	2,412,299

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Affiliated investments	3,539,260	5,868,907	5,379,423
Capital gain distributions from affiliated underlying funds	3,978,566	5,686,345	4,865,372

Net realized gain (loss)	7,517,826	11,555,252	10,244,795

Change in unrealized appreciation (depreciation) on:
Affiliated investments	28,588,643	53,653,607	49,767,168

Change in unrealized appreciation (depreciation)	28,588,643	53,653,607	49,767,168

Net realized and unrealized gain (loss)	36,106,469	65,208,859	60,011,963

Net increase (decrease) in net assets from operations	$39,846,179	$69,680,824	$62,424,262

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Sun Capital Advisers Trust

	Investment Grade Bond Fund		Money Market Fund		Global Real Estate Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,291,938	$3,475,891	$340,128	$3,213,550	$6,369,618	$2,635,710
Net realized gain (loss)	1,727,150	(593,956)	647	407	(91,942,249)	3,934,208
Change in unrealized appreciation (depreciation)	13,693,333	(10,576,615)	—	—	155,578,275	(110,828,514)

Net increase (decrease) in net assets resulting from operations	20,712,421	(7,694,680)	340,775	3,213,957	70,005,644	(104,258,596)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(3,544,244)	(2,041,988)	(331,634)	(2,994,363)	(2,511,768)	(1,555,089)
Service Class	(1,634,523)	(1,393,099)	(8,299)	(219,187)	(3,915,725)	(3,039,439)
Net realized gain on investments:
Initial Class	(63,545)	—	—	—	(514,116)	(6,037,186)
Service Class	(29,899)	—	—	—	(870,300)	(13,357,483)

Net decrease in net assets from distributions	(5,272,211)	(3,435,087)	(339,933)	(3,213,550)	(7,811,909)	(23,989,197)

SHARE TRANSACTIONS
Net proceeds from sales	134,907,828	18,885,287	156,250,942	143,659,397	56,809,092	60,765,414
Net proceeds from reinvestment of distributions	5,272,211	3,435,087	339,933	3,213,416	7,811,909	23,989,197
Cost of shares redeemed	(11,711,227)	(20,215,334)	(156,820,840)	(73,200,633)	(75,577,163)	(44,334,619)

Net increase (decrease) in net assets from share transactions	128,468,812	2,105,040	(229,965)	73,672,180	(10,956,162)	40,419,992

Total increase (decrease) in net assets	143,909,022	(9,024,727)	(229,123)	73,672,587	51,237,573	(87,827,801)
NET ASSETS
Beginning of period	57,130,633	66,155,360	204,524,059	130,851,472	172,678,712	260,506,513

End of period†	$201,039,655	$57,130,633	$204,294,936	$204,524,059	$223,916,285	$172,678,712

† Accumulated undistributed net investment income	$183,560	$59,049	$422	$227	$10,936,439	$5,263,622

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Davis Venture Value Fund		Oppenheimer Main Street Small Cap Fund		Oppenheimer Large Cap Core Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,101,748	$675,952	$425,488	$170,075	$649,627	$135,617
Net realized gain (loss)	(11,210,937)	(3,477,790)	(25,104,929)	(23,596,823)	3,853,147	(3,695,987)
Change in unrealized appreciation (depreciation)	87,391,607	(42,463,291)	83,844,844	(53,294,064)	7,857,708	(1,076,518)

Net increase (decrease) in net assets resulting from operations	77,282,418	(45,265,129)	59,165,403	(76,720,812)	12,360,482	(4,636,888)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(375,796)	(302,170)	(24,361)	(149,427)	(619,650)	(64,446)
Service Class	(290,015)	(406,816)	(70,061)	(21,647)	(73,322)	(26,667)
Net realized gain on investments:
Initial Class	—	(349,234)	—	(2,072,831)	—	(15,750)
Service Class	—	(673,944)	—	(5,137,272)	—	(23,323)

Net decrease in net assets from distributions	(665,811)	(1,732,164)	(94,422)	(7,381,177)	(692,972)	(130,186)

SHARE TRANSACTIONS
Net proceeds from sales	213,128,717	92,985,530	26,384,791	81,260,289	60,497,249	7,260,977
Net proceeds from reinvestment of distributions	665,811	1,732,164	94,422	7,381,177	692,972	130,186
Cost of shares redeemed	(21,730,381)	(14,436,392)	(55,314,564)	(29,124,543)	(3,826,640)	(2,635,432)

Net increase (decrease) in net assets from share transactions	192,064,147	80,281,302	(28,835,351)	59,516,923	57,363,581	4,755,731

Total increase (decrease) in net assets	268,680,754	33,284,009	30,235,630	(24,585,066)	69,031,091	(11,343)
NET ASSETS
Beginning of period	113,908,852	80,624,843	153,532,927	178,117,993	13,340,637	13,351,980

End of period†	$382,589,606	$113,908,852	$183,768,557	$153,532,927	$82,371,728	$13,340,637

† Accumulated undistributed net investment income	$905,316	$665,810	$414,338	$174,353	$936	$44,504

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	WMC Large Cap Growth Fund		WMC Blue Chip Mid Cap Fund		Lord Abbett Growth & Income Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008	2009	2008*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$554,358	$231,272	$65,199	$39,417	$2,760,473	$40,054
Net realized gain (loss)	(3,983,702)	(18,232,380)	(8,248,694)	(10,895,757)	69,452,194	(423,325)
Change in unrealized appreciation (depreciation)	37,481,869	(19,060,002)	33,984,929	(25,508,882)	125,484,977	(646,217)

Net increase (decrease) in net assets resulting from operations	34,052,525	(37,061,110)	25,801,434	(36,365,222)	197,697,644	(1,029,488)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(197,983)	—	(16,377)	(109,299)	(2,736,418)	(19,768)
Service Class	(33,289)	—	(9,615)	(46,740)	(27,899)	(18,267)
Net realized gain on investments:
Initial Class	—	(6,208)	—	(12,915,287)	(46,790,450)	—
Service Class	—	(3,443)	—	(5,523,070)	(883,699)	—

Net decrease in net assets from distributions	(231,272)	(9,651)	(25,992)	(18,594,396)	(50,438,466)	(38,035)

SHARE TRANSACTIONS
Net proceeds from sales	93,346,643	11,778,180	29,411,187	49,336,829	87,024,697	4,077,770
Subscriptions in-kind	—	—	—	—	342,061,308	—
Net proceeds from reinvestment of distributions	231,272	9,651	25,992	18,594,396	50,438,466	38,035
Cost of shares redeemed	(10,011,918)	(20,344,224)	(16,198,087)	(21,430,385)	(123,572,200)	(198,762)

Net increase (decrease) in net assets from share transactions	83,565,997	(8,556,393)	13,239,092	46,500,840	355,952,271	3,917,043

Total increase (decrease) in net assets	117,387,250	(45,627,154)	39,014,534	(8,458,778)	503,211,449	2,849,520
NET ASSETS
Beginning of period	50,116,880	95,744,034	76,979,138	85,437,916	4,849,520	2,000,000 **

End of period†	$167,504,130	$50,116,880	$115,993,672	$76,979,138	$508,060,969	$4,849,520

† Accumulated undistributed net investment income	$554,356	$231,270	$63,374	$31,048	$—	$2,811

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Goldman Sachs Mid Cap Value Fund		Goldman Sachs Short Duration Fund		Dreman Small Cap Value Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2009	2008*	2009	2008*	2009	2008**
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,908,485	$86,795	$13,047,670	$1,045,101	$176,805	$8,947
Net realized gain (loss)	23,146,315	(662,469)	7,958,070	466,456	5,271,664	(284,288)
Change in unrealized appreciation (depreciation)	36,984,630	(1,593,333)	7,355,401	2,366,228	5,615,479	(137,633)

Net increase (decrease) in net assets resulting from operations	62,039,430	(2,169,007)	28,361,141	3,877,785	11,063,948	(412,974)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(1,781,536)	(56,352)	(12,528,695)	(399,794)	(160,938)	(7,879)
Service Class	(127,774)	(30,641)	(1,486,390)	(663,066)	(15,265)	(1,788)
Net realized gain on investments:
Initial Class	(15,418,462)	—	(6,192,212)	(149,333)	(898,849)	—
Service Class	(1,515,089)	—	(761,733)	(176,210)	(181,700)	—

Net decrease in net assets from distributions	(18,842,861)	(86,993)	(20,969,030)	(1,388,403)	(1,256,752)	(9,667)

SHARE TRANSACTIONS
Net proceeds from sales	82,966,501	11,822,729	1,025,662,269	136,659,740	43,962,372	3,198,466
Subscriptions in-kind	86,276,287	—	—	—	—	—
Net proceeds from reinvestment of distributions	18,842,861	86,993	20,969,030	1,388,373	1,256,752	9,667
Cost of shares redeemed	(33,069,713)	(1,706,143)	(195,070,121)	(26,513,086)	(20,282,746)	(45,366)

Net increase (decrease) in net assets from share transactions	155,015,936	10,203,579	851,561,178	111,535,027	24,936,378	3,162,767

Total increase (decrease) in net assets	198,212,505	7,947,579	858,953,289	114,024,409	34,743,574	2,740,126
NET ASSETS
Beginning of period	10,947,579	3,000,000 ***	118,024,409	4,000,000 ***	5,740,126	3,000,000 ***

End of period†	$209,160,084	$10,947,579	$976,977,698	$118,024,409	$40,483,700	$5,740,126

† Accumulated undistributed net investment income	$—	$1,126	$—	$—	$—	$76

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
***	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	PIMCO High Yield Fund		PIMCO Total Return Fund		AIM Small Cap Growth Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2009	2008*	2009	2008**	2009	2008**
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,091,347	$415,933	$4,241,609	$35,190	$(49,052)	$(3,977)
Net realized gain (loss)	3,614,164	314,151	6,640,956	425,704	2,524,434	(61,812)
Change in unrealized appreciation (depreciation)	15,503,746	(1,741,177)	5,713,786	503,482	2,250,746	(580,046)

Net increase (decrease) in net assets resulting from operations	26,209,257	(1,011,093)	16,596,351	964,376	4,726,128	(645,835)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(5,611,869)	(98,649)	(1,777,999)	(18,954)	—	—
Service Class	(1,584,958)	(350,940)	(2,556,449)	(20,739)	—	—
Net realized gain on investments:
Initial Class	(2,250,992)	(20,890)	(1,718,228)	(2,111)	(408,415)	—
Service Class	(597,851)	(83,930)	(2,905,414)	(2,868)	(201,982)	—

Net decrease in net assets from distributions	(10,045,670)	(554,409)	(8,958,090)	(44,672)	(610,397)	—

SHARE TRANSACTIONS
Net proceeds from sales	113,481,631	13,754,894	357,694,132	28,521,919	23,398,241	1,757,485
Net proceeds from reinvestment of distributions	10,045,670	554,389	8,958,090	44,653	610,397	—
Cost of shares redeemed	(38,023,439)	(309,588)	(17,955,774)	(266,411)	(12,602,418)	(37,389)

Net increase (decrease) in net assets from share transactions	85,503,862	13,999,695	348,696,448	28,300,161	11,406,220	1,720,096

Total increase (decrease) in net assets	101,667,449	12,434,193	356,334,709	29,219,865	15,521,951	1,074,261
NET ASSETS
Beginning of period	15,434,193	3,000,000 ***	32,219,865	3,000,000 ***	4,074,261	3,000,000 ***

End of period†	$117,101,642	$15,434,193	$388,554,574	$32,219,865	$19,596,212	$4,074,261

† Accumulated undistributed (distributions in excess of) net investment income	$(93,986)	$(43,005)	$98,716	$1,678	$—	$—

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
***	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	AllianceBernstein International Value Fund		BlackRock Inflation Protected Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2009	2008*	2009	2008*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$835,605	$18,942	$2,025,636	$(71,356)
Net realized gain (loss)	2,662,754	(160,299)	4,945,379	155,696
Change in unrealized appreciation (depreciation)	8,466,686	(436,217)	1,384,872	128,907

Net increase (decrease) in net assets resulting from operations	11,965,045	(577,574)	8,355,887	213,247

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(1,184,943)	(19,366)	(1,172,205)	(23,211)
Service Class	(32,563)	(2,842)	(603,807)	(12,136)
Net realized gain on investments:
Initial Class	(1,251,599)	—	(1,626,544)	—
Service Class	(37,812)	—	(1,199,392)	—

Net decrease in net assets from distributions	(2,506,917)	(22,208)	(4,601,948)	(35,347)

SHARE TRANSACTIONS
Net proceeds from sales	41,717,363	7,515,829	170,986,380	9,430,225
Net proceeds from reinvestment of distributions	2,506,917	22,208	4,601,948	35,332
Cost of shares redeemed	(8,084,384)	(123,896)	(6,826,654)	(56,175)

Net increase (decrease) in net assets from share transactions	36,139,896	7,414,141	168,761,674	9,409,382

Total increase (decrease) in net assets	45,598,024	6,814,359	172,515,613	9,587,282
NET ASSETS
Beginning of period	11,814,359	5,000,000 **	12,587,282	3,000,000 **

End of period†	$57,412,383	$11,814,359	$185,102,895	$12,587,282

† Accumulated undistributed (distributions in excess of) net investment income	$(326,462)	$6,997	$12,276	$(60,868)

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Ibbotson Moderate Fund			Ibbotson Balanced Fund			Ibbotson Growth Fund
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2009	2008*		2009	2008*		2009	2008*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,739,710	$65,357		$4,471,965	$54,180		$2,412,299	$47,700
Net realized gain (loss)	7,517,826	15,919		11,555,252	17,979		10,244,795	8,834
Change in unrealized appreciation (depreciation)	28,588,643	940,893		53,653,607	1,290,066		49,767,168	1,642,739

Net increase (decrease) in net assets resulting from operations	39,846,179	1,022,169		69,680,824	1,362,225		62,424,262	1,699,273

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(4,173)	—		(544)	—		(602)	—
Service Class	(82,385)	—		(70,479)	—		(56,414)	—
Net realized gain on investments:
Initial Class	(72)	—		(4)	—		(18)	—
Service Class	(12,037)	—		(8,075)	—		(23,977)	—

Net decrease in net assets from distributions	(98,667)	—		(79,102)	—		(81,011)	—

SHARE TRANSACTIONS
Net proceeds from sales	294,855,518	32,979,255		458,469,983	37,341,768		355,499,350	32,548,692
Net proceeds from reinvestment of distributions	98,667	—		79,102	—		81,011	—
Cost of shares redeemed	(2,224,176)	(80,696)		(234,989)	(1,195)		(2,474,598)	(1,064,529)

Net increase (decrease) in net assets from share transactions	292,730,009	32,898,559		458,314,096	37,340,573		353,105,763	31,484,163

Total increase (decrease) in net assets	332,477,521	33,920,728		527,915,818	38,702,798		415,449,014	33,183,436
NET ASSETS
Beginning of period	34,020,728	100,000	**	38,802,798	100,000	**	33,283,436	100,000	**

End of period†	$366,498,249	$34,020,728		$566,718,616	$38,802,798		$448,732,450	$33,283,436

† Accumulated undistributed net investment income	$7,495,179	$86,547		$9,775,011	$71,014		$7,038,432	$57,004

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Initial Class Shares					Investment Grade Bond Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.84	$9.48	$9.62	$9.72	$10.09	$7.90	$9.55	$9.69	$9.79	$10.16

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.39 †	0.51	0.49	0.50	0.46	0.37 †	0.49	0.47	0.47	0.44
Net realized and unrealized gain (loss) on investments	1.23	(1.65)	(0.14)	0.00 (d)	(0.27)	1.23	(1.66)	(0.14)	0.01	(0.27)

Total from Investment Operations	1.62	(1.14)	0.35	0.50	0.19	1.60	(1.17)	0.33	0.48	0.17

Less Distributions from:
Net investment income	(0.39)	(0.50)	(0.49)	(0.47)	(0.47)	(0.37)	(0.48)	(0.47)	(0.45)	(0.44)
Net realized gain on investments	(0.01)	—	—	(0.11)	(0.09)	(0.01)	—	—	(0.11)	(0.10)
Capital	—	—	—	(0.02)	—	—	—	—	(0.02)	—

Total distributions	(0.40)	(0.50)	(0.49)	(0.60)	(0.56)	(0.38)	(0.48)	(0.47)	(0.58)	(0.54)

Net Asset Value, End of Period	$9.06	$7.84	$9.48	$9.62	$9.72	$9.12	$7.90	$9.55	$9.69	$9.79

Total Return (a)	21.00%	(12.47)%	3.75%	5.39%	1.96%	20.58%	(12.67)%	3.51%	5.13%	1.73%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$136,827	$35,941	$40,696	$45,186	$53,630	$64,213	$21,189	$25,460	$9,393	$3,612
Ratios to average net assets:
Net expenses (b)(c)	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (c)	0.84%	1.06%	1.00%	1.06%	1.03%	1.10%	1.31%	1.24%	1.31%	1.28%
Net investment income (loss) (b)(c)	4.49%	5.70%	5.10%	5.14%	4.72%	4.25%	5.45%	4.89%	5.06%	4.48%
Portfolio turnover rate	99%	30%	46%	55%	55%	99%	30%	46%	55%	55%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(d)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Money Market Fund Initial Class Shares						Money Market Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2009		2008	2007	2006	2005	2009		2008	2007	2006	2005*
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.00	(e)†	0.02	0.05	0.05	0.03	0.00	(e)†	0.02	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.00	(e)	0.00 (e)	0.00 (e)	—	—	0.00	(e)	0.00 (e)	—	—	—

Total from Investment Operations	0.00	(e)	0.02	0.05	0.05	0.03	0.00	(e)	0.02	0.05	0.04	0.02

Less Distributions from:
Net investment income	(0.00	)(e)	(0.02)	(0.05)	(0.05)	(0.03)	(0.00	)(e)	(0.02)	(0.05)	(0.04)	(0.02)

Total distributions	(0.00	)(e)	(0.02)	(0.05)	(0.05)	(0.03)	(0.00	)(e)	(0.02)	(0.05)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return (b)	0.25%		2.25%	4.87%	4.59%	2.75%	0.02%		2.00%	4.61%	4.33%	1.93%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$88,013		$150,416	$129,112	$120,164	$110,430	$116,282		$54,108	$1,740	$1,274	$509
Ratios to average net assets:
Net expenses (a)(c)(d)	0.20%		0.50%	0.50%	0.50%	0.50%	0.38%		0.75%	0.75%	0.75%	0.75%
Gross expenses (a)(d)	0.72%		0.81%	0.76%	0.77%	0.77%	0.94%		1.10%	1.00%	1.02%	1.02%
Net investment income (loss) (a)(c)(d)	0.25%		2.19%	4.76%	4.51%	2.69%	0.01%		1.34%	4.50%	4.31%	2.99%
Portfolio turnover rate	N/A		N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A

*	For the period from April 25, 2005 (Commencement of Operations – Service Class Shares) through December 31, 2005.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Global Real Estate Fund Initial Class Shares					Global Real Estate Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.99	$18.24	$24.60	$18.80	$19.01	$9.77	$19.66	$26.23	$19.97	$20.08

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.32 †	0.18	0.66	0.81	0.23	0.32 †	0.18	0.40	0.64	0.21
Net realized and unrealized gain (loss) on investments	2.35	(7.53)	(3.70)	6.37	1.59	2.56	(8.22)	(3.71)	6.94	1.65

Total from Investment Operations	2.67	(7.35)	(3.04)	7.18	1.82	2.88	(8.04)	(3.31)	7.58	1.86

Less Distributions from:
Net investment income	(0.36)	(0.39)	(0.36)	(0.37)	(0.32)	(0.33)	(0.34)	(0.30)	(0.31)	(0.26)
Net realized gain on investments	(0.07)	(1.51)	(2.96)	(1.01)	(1.71)	(0.07)	(1.51)	(2.96)	(1.01)	(1.71)

Total distributions	(0.43)	(1.90)	(3.32)	(1.38)	(2.03)	(0.40)	(1.85)	(3.26)	(1.32)	(1.97)

Net Asset Value, End of Period	$11.23	$8.99	$18.24	$24.60	$18.80	$12.25	$9.77	$19.66	$26.23	$19.97

Total Return (a)	30.09%	(44.73)%	(13.13)%	38.96%	9.67%	29.83%	(44.89)%	(13.34)%	38.64%	9.37%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$84,988	$45,841	$87,441	$121,197	$105,368	$138,929	$126,838	$173,065	$106,954	$50,778
Ratios to average net assets:
Net expenses (b)(c)	1.10%	1.10%	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses (c)	1.17%	1.23%	1.18%	1.19%	1.22%	1.43%	1.48%	1.43%	1.44%	1.47%
Net investment income (loss) (b)(c)	3.52%	1.28%	2.65%	3.08%	3.55%	3.33%	1.15%	2.82%	2.95%	3.56%
Portfolio turnover rate	110%	76%	25%	44%	32%	110%	76%	25%	44%	32%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Davis Venture Value Fund Initial Class Shares					Davis Venture Value Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006*
Net Asset Value, Beginning of Period	$8.34	$13.65	$13.17	$11.56	$10.61	$8.32	$13.61	$13.15	$12.08

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.06 †	0.10	0.17	0.09	0.09	0.04 †	0.06	0.12	0.04
Net realized and unrealized gain (loss) on investments	2.39	(5.21)	0.39	1.61	0.94	2.37	(5.17)	0.39	1.12

Total from Investment Operations	2.45	(5.11)	0.56	1.70	1.03	2.41	(5.11)	0.51	1.16

Less Distributions from:
Net investment income	(0.04)	(0.09)	(0.08)	(0.09)	(0.08)	(0.01)	(0.07)	(0.05)	(0.09)
Net realized gain on investments	—	(0.11)	—	—	—	—	(0.11)	—	—

Total distributions	(0.04)	(0.20)	(0.08)	(0.09)	(0.08)	(0.01)	(0.18)	(0.05)	(0.09)

Net Asset Value, End of Period	$10.75	$8.34	$13.65	$13.17	$11.56	$10.72	$8.32	$13.61	$13.15

Total Return (b)	29.39%	(37.81)%	4.23%	14.77%	9.73%	29.02%	(37.93)%	3.91%	9.66%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$147,350	$31,868	$52,861	$61,438	$54,216	$235,240	$82,041	$27,764	$27
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%	1.15%
Gross expenses (a)(d)	0.93%	1.11%	1.11%	1.16%	1.13%	1.18%	1.35%	1.35%	1.43%
Net investment income (loss) (a)(c)(d)	0.62%	0.86%	1.06%	0.74%	0.81%	0.41%	0.65%	0.68%	0.48%
Portfolio turnover rate	17%	19%	10%	16%	15%	17%	19%	10%	16%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Main Street Small Cap Fund Initial Class Shares					Oppenheimer Main Street Small Cap Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2009	2008	2007	2006	2005	2009	2008		2007	2006*
Net Asset Value, Beginning of Period	$7.74	$12.98	$15.02	$13.79	$15.21	$7.66	$12.85		$14.99	$15.56

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.04 †	0.03	0.05	0.01	0.01	0.02 †	(0.00	)(e)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	2.81	(4.82)	(0.23)	1.82	0.57	2.78	(4.77)		(0.29)	0.04

Total from Investment Operations	2.85	(4.79)	(0.18)	1.83	0.58	2.80	(4.77)		(0.28)	0.03

Less Distributions from:
Net investment income	(0.01)	(0.03)	—	—	—	(0.01)	(0.00	)(e)	—	—
Net realized gain on investments	—	(0.42)	(1.86)	(0.60)	(2.00)	—	(0.42)		(1.86)	(0.60)

Total distributions	(0.01)	(0.45)	(1.86)	(0.60)	(2.00)	(0.01)	(0.42)		(1.86)	(0.60)

Net Asset Value, End of Period	$10.58	$7.74	$12.98	$15.02	$13.79	$10.45	$7.66		$12.85	$14.99

Total Return (b)	36.77%	(37.99)%	(1.44)%	13.60%	4.33%	36.50%	(38.14)%		(2.11)%	0.48%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$48,950	$38,435	$72,741	$87,215	$86,949	$134,819	$115,098		$105,377	$25
Ratios to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%	1.25%	1.25%		1.25%	1.25%
Gross expenses (a)(d)	1.21%	1.29%	1.38%	1.42%	1.10%	1.46%	1.55%		1.61%	1.82%
Net investment income (loss) (a)(c)(d)	0.45%	0.21%	0.31%	0.02%	0.03%	0.20%	0.04%		(0.06)%	(0.09)%
Portfolio turnover rate	132%	126%	126%	206%	58%	132%	126%		126%	206%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Large Cap Core Fund Initial Class Shares					Oppenheimer Large Cap Core Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.70	$10.77	$12.37	$10.47	$12.47	$6.87	$11.03	$12.65	$10.70	$12.72

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.11 †	0.04	0.12	0.17	0.02	0.10 †	0.10	0.08	0.12	(0.00	)(d)
Net realized and unrealized gain (loss) on investments	1.30	(4.03)	(0.84)	1.93	(0.09)	1.33	(4.19)	(0.84)	2.00	(0.11)

Total from Investment Operations	1.41	(3.99)	(0.72)	2.10	(0.07)	1.43	(4.09)	(0.76)	2.12	(0.11)

Less Distributions from:
Net investment income	(0.07)	(0.05)	(0.10)	(0.16)	(0.02)	(0.05)	(0.04)	(0.08)	(0.13)	—
Net realized gain on investments	—	(0.03)	(0.78)	(0.04)	(1.91)	—	(0.03)	(0.78)	(0.04)	(1.91)

Total distributions	(0.07)	(0.08)	(0.88)	(0.20)	(1.93)	(0.05)	(0.07)	(0.86)	(0.17)	(1.91)

Net Asset Value, End of Period	$8.04	$6.70	$10.77	$12.37	$10.47	$8.25	$6.87	$11.03	$12.65	$10.70

Total Return (a)	21.09%	(37.06)%	(5.81)%	20.07%	(0.72)%	20.85%	(37.15)%	(6.07)%	19.78%	(0.98)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$70,638	$8,366	$5,544	$6,183	$5,505	$11,734	$4,974	$7,808	$5,262	$1,594
Ratios to average net assets:
Net expenses (b)(c)	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (c)	1.13%	2.08%	1.81%	2.47%	2.74%	1.44%	2.34%	2.05%	2.62%	3.04%
Net investment income (loss) (b)(c)	1.55%	1.39%	0.89%	1.47%	0.15%	1.37%	1.05%	0.63%	1.44%	(0.05)%
Portfolio turnover rate	109%	189%	63%	135%	114%	109%	189%	63%	135%	114%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(d)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout the period:

	WMC Large Cap Growth Fund Initial Class Shares					WMC Large Cap Growth Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2009	2008		2007**		2009	2008		2007	2006*
Net Asset Value, Beginning of Period	$5.95	$10.65		$9.99		$5.92	$10.63		$9.98	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.04 †	0.04		(0.00	)(e)	0.03 †	0.02		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	2.17	(4.74)		0.69		2.16	(4.73)		0.70	(0.01)

Total from Investment Operations	2.21	(4.70)		0.69		2.19	(4.71)		0.68	(0.02)

Less Distributions from:
Net investment income	(0.01)	—		—		(0.01)	—		—	—
Net realized gain on investments	—	(0.00	)(e)	(0.03)		—	(0.00	)(e)	(0.03)	—

Total distributions	(0.01)	(0.00	)(e)	(0.03)		(0.01)	(0.00	)(e)	(0.03)	—

Net Asset Value, End of Period	$8.15	$5.95		$10.65		$8.10	$5.92		$10.63	$9.98

Total Return (b)	37.23%	(44.12)%		6.88%		37.08%	(44.30)%		6.78%	(0.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$149,621	$34,599		$62,680		$17,883	$15,518		$33,064	$3,810
Ratios to average net assets:
Net expenses (a)(c)(d)	0.81%	0.81%		0.81%		1.06%	1.06%		1.06%	1.06%
Gross expenses (a)(d)	1.05%	1.17%		1.06%		1.33%	1.43%		1.46%	5.26%
Net investment income (loss) (a)(c)(d)	0.60%	0.43%		0.01%		0.46%	0.17%		(0.25)%	(0.10)%
Portfolio turnover rate	72%	265%		307%		72%	265%		307%	110%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
**	For the period from April 2, 2007 (Commencement of Operations – Initial Class Shares) through December 31, 2007.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentage are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	WMC Blue Chip Mid Cap Fund Initial Class Shares								WMC Blue Chip Mid Cap Fund Service Class Shares
	Years Ended December 31,								Years Ended December 31,
	2009		2008	2007		2006	2005		2009		2008*
Net Asset Value, Beginning of Period	$9.32		$17.95	$19.04		$20.60	$18.13		$9.30		$15.70

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.02	†	0.01	(0.00	)(e)	0.18	(0.00	)(e)	(0.01	)†	0.02
Net realized and unrealized gain (loss) on investments	2.78		(5.41)	2.87		1.87	2.98		2.78		(3.19)

Total from Investment Operations	2.80		(5.40)	2.87		2.05	2.98		2.77		(3.17)

Less Distributions from:
Net investment income	(0.00	)(e)	(0.03)	(0.25)		—	(0.02)		(0.00	)(e)	(0.03)
Net realized gain on investments	—		(3.20)	(3.71)		(3.61)	(0.49)		—		(3.20)

Total distributions	(0.00	)(e)	(3.23)	(3.96)		(3.61)	(0.51)		(0.00	)(e)	(3.23)

Net Asset Value, End of Period	$12.12		$9.32	$17.95		$19.04	$20.60		$12.07		$9.30

Total Return (b)	30.07%		(35.14)%	15.41%		11.30%	16.61%		29.96%		(26.06)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$75,745		$45,842	$85,438		$94,632	$94,928		$40,249		$31,137
Ratio to average net assets:
Net expenses (a)(c)(d)	1.00%		1.00%	1.00%		1.00%	1.00%		1.25%		1.25%
Gross expenses (a)(d)	1.10%		1.21%	1.14%		1.14%	1.15%		1.35%		1.47%
Net investment income (loss) (a)(c)(d)	0.17%		0.05%	(0.17)%		0.92%	(0.03)%		(0.09)%		0.02%
Portfolio turnover rate	82%		104%	75%		83%	67%		82%		104%

*	For the period from March 7, 2008 (Commencement of Operations – Service Class Shares) through December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Lord Abbett Growth & Income Fund Initial Class Shares		Lord Abbett Growth & Income Fund Service Class Shares		Goldman Sachs Mid Cap Value Fund Initial Class Shares		Goldman Sachs Mid Cap Value Fund Service Class Shares
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
	2009	2008*	2009	2008*	2009	2008*	2009	2008*
Net Asset Value, Beginning of Period	$7.08	$10.00	$7.08	$10.00	$6.93	$10.00	$6.93	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.05 †	0.06	0.04 †	0.06	0.11 †	0.05	0.09 †	0.07
Net realized and unrealized gain (loss) on investments	1.22	(2.92)	1.19	(2.93)	1.68	(3.06)	1.68	(3.09)

Total from Investment Operations	1.27	(2.86)	1.23	(2.87)	1.79	(3.01)	1.77	(3.02)

Less Distributions from:
Net investment income	(0.05)	(0.06)	(0.02)	(0.05)	(0.08)	(0.06)	(0.06)	(0.05)
Net realized gain on investments	(0.78)	—	(0.78)	—	(0.71)	—	(0.71)	—

Total distributions	(0.83)	(0.06)	(0.80)	(0.05)	(0.79)	(0.06)	(0.77)	(0.05)

Net Asset Value, End of Period	$7.52	$7.08	$7.51	$7.08	$7.93	$6.93	$7.93	$6.93

Total Return (b)	17.85%	(28.54)%	17.41%	(28.68)%	25.68%	(30.07)%	25.38%	(30.21)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$498,639	$2,229	$9,422	$2,620	$190,461	$6,496	$18,699	$4,452
Ratio to average net assets:
Net expenses (a)(c)(d)	0.87%	0.87%	1.12%	1.12%	1.06%	1.07%	1.31%	1.32%
Gross expenses (a)(d)	0.88%	0.90%	1.13%	1.14%	1.06%	1.08%	1.31%	1.32%
Net investment income (loss) (a)(c)(d)	0.68%	1.71%	0.49%	1.48%	1.45%	2.10%	1.15%	1.65%
Portfolio turnover rate	83%	73%	83%	73%	159%	90%	159%	90%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Goldman Sachs Short Duration Fund Initial Class Shares		Goldman Sachs Short Duration Fund Service Class Shares		Dreman Small Cap Value Fund Initial Class Shares		Dreman Small Cap Value Fund Service Class Shares
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
	2009	2008*	2009	2008*	2009	2008**	2009	2008**
Net Asset Value, Beginning of Period	$10.13	$10.00	$10.13	$10.00	$7.97	$10.00	$7.97	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.19 †	0.16	0.17 †	0.14	0.06 †	0.01	0.04 †	0.01
Net realized and unrealized gain (loss) on investments	0.19	0.16	0.18	0.16	2.38	(2.03)	2.36	(2.03)

Total from Investment Operations	0.38	0.32	0.35	0.30	2.44	(2.02)	2.40	(2.02)

Less Distributions from:
Net investment income	(0.21)	(0.16)	(0.18)	(0.14)	(0.05)	(0.01)	(0.02)	(0.01)
Net realized gain on investments	(0.07)	(0.03)	(0.07)	(0.03)	(0.28)	—	(0.28)	—

Total distributions	(0.28)	(0.19)	(0.25)	(0.17)	(0.33)	(0.01)	(0.30)	(0.01)

Net Asset Value, End of Period	$10.23	$10.13	$10.23	$10.13	$10.08	$7.97	$10.07	$7.97

Total Return (b)	3.78%	3.22%	3.52%	3.00%	30.52%	(20.15)%	30.07%	(20.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$869,648	$54,602	$107,329	$63,422	$33,674	$4,316	$6,809	$1,424
Ratio to average net assets:
Net expenses (a)(c)(d)	0.65%	0.65%	0.90%	0.90%	1.15%	1.15%	1.40%	1.40%
Gross expenses (a)(d)	0.65%	0.68%	0.90%	0.92%	1.54%	8.84%	1.87%	6.68%
Net investment income (loss) (a)(c)(d)	1.82%	2.34%	1.66%	1.95%	0.65%	1.18%	0.44%	0.72%
Portfolio turnover rate	231%	333%	231%	333%	110%	28%	110%	28%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	PIMCO High Yield Fund Initial Class Shares		PIMCO High Yield Fund Service Class Shares		PIMCO Total Return Fund Initial Class Shares			PIMCO Total Return Fund Service Class Shares
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,			Years Ended December 31,
	2009	2008*	2009	2008*	2009	2008**		2009	2008**
Net Asset Value, Beginning of Period	$8.07	$10.00	$8.07	$10.00	$10.55	$10.00		$10.55	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.75 †	0.53	0.72 †	0.51	0.27 †	0.03		0.24 †	0.02
Net realized and unrealized gain (loss) on investments	1.62	(1.85)	1.62	(1.85)	0.65	0.55		0.65	0.55

Total from Investment Operations	2.37	(1.32)	2.34	(1.34)	0.92	0.58		0.89	0.57

Less Distributions from:
Net investment income	(0.74)	(0.55)	(0.71)	(0.53)	(0.29)	(0.03)		(0.26)	(0.02)
Net realized gain on investments	(0.24)	(0.06)	(0.24)	(0.06)	(0.14)	(0.00	)(e)	(0.14)	(0.00	)(e)

Total distributions	(0.98)	(0.61)	(0.95)	(0.59)	(0.43)	(0.03)		(0.40)	(0.02)

Net Asset Value, End of Period	$9.46	$8.07	$9.46	$8.07	$11.04	$10.55		$11.04	$10.55

Total Return (b)	30.67%	(13.74)%	30.34%	(13.92)%	8.89%	5.82%		8.62%	5.76%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$92,422	$3,134	$24,680	$12,300	$144,812	$13,823		$243,743	$18,397
Ratio to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	1.00%	1.00%	0.65%	0.65%		0.90%	0.90%
Gross expenses (a)(d)	0.75%	0.77%	1.00%	1.03%	0.66%	0.68%		0.91%	0.93%
Net investment income (loss) (a)(c)(d)	8.45%	6.74%	8.19%	7.18%	2.44%	1.19%		2.15%	0.97%
Portfolio turnover rate	190%	75%	190%	75%	496%	181%		496%	181%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	AIM Small Cap Growth Fund Initial Class Shares			AIM Small Cap Growth Fund Service Class Shares		AllianceBernstein International Value Fund Initial Class Shares		AllianceBernstein International Value Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
	2009	2008*		2009	2008*	2009	2008*	2009	2008*
Net Asset Value, Beginning of Period	$7.51	$10.00		$7.50	$10.00	$7.92	$10.00	$7.92	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	(0.02)†	(0.00	)(e)	(0.04)†	(0.01)	0.22 †	0.01	0.21 †	0.02
Net realized and unrealized gain (loss) on investments	2.41	(2.49)		2.40	(2.49)	2.13	(2.07)	2.11	(2.09)

Total from Investment Operations	2.39	(2.49)		2.36	(2.50)	2.35	(2.06)	2.32	(2.07)

Less Distributions from:
Net investment income	—	—		—	—	(0.22)	(0.02)	(0.20)	(0.01)
Net realized gain on investments	(0.31)	—		(0.31)	—	(0.23)	—	(0.23)	—

Total distributions	(0.31)	—		(0.31)	—	(0.45)	(0.02)	(0.43)	(0.01)

Net Asset Value, End of Period	$9.59	$7.51		$9.55	$7.50	$9.82	$7.92	$9.81	$7.92

Total Return (b)	31.75%	(24.90)%		31.39%	(25.00)%	29.71%	(20.64)%	29.26%	(20.96)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$13,109	$2,530		$6,488	$1,544	$55,746	$9,763	$1,666	$2,051
Ratio to average net assets:
Net expenses (a)(c)(d)	1.15%	1.15%		1.40%	1.40%	0.75%	0.75%	1.00%	1.00%
Gross expenses (a)(d)	2.17%	11.09%		2.48%	9.42%	1.38%	6.64%	1.69%	4.64%
Net investment income (loss) (a)(c)(d)	(0.25)%	(0.40)%		(0.51)%	(0.72)%	2.47%	1.18%	2.35%	1.07%
Portfolio turnover rate	114%	4%		114%	4%	49%	7%	49%	7%

*	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	BlackRock Inflation Protected Bond Fund Initial Class Shares			BlackRock Inflation Protected Bond Fund Service Class Shares			Ibbotson Moderate Fund Initial Class Shares				Ibbotson Moderate Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,				Years Ended December 31,
	2009	2008*		2009	2008*		2009		2008*		2009		2008*
Net Asset Value, Beginning of Period	$9.87	$10.00		$9.87	$10.00		$9.19		$10.00		$9.18		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.24 †	(0.05)		0.21 †	(0.06)		0.33	†	0.03		0.20	†	0.02
Net realized and unrealized gain (loss) on investments	0.61	(0.05	)(c)	0.60	(0.04	)(c)	1.45		(0.84	)(c)	1.56		(0.84	)(c)

Total from Investment Operations	0.85	(0.10)		0.81	(0.10)		1.78		(0.81)		1.76		(0.82)

Less Distributions from:
Net investment income	(0.22)	(0.03)		(0.20)	(0.03)		(0.03)		—		(0.00	)(h)	—
Net realized gain on investments	(0.16)	—		(0.16)	—		(0.00	)(h)	—		(0.00	)(h)	—

Total distributions	(0.38)	(0.03)		(0.36)	(0.03)		(0.03)		—		(0.00	)(h)	—

Net Asset Value, End of Period	$10.34	$9.87		$10.32	$9.87		$10.94		$9.19		$10.94		$9.18

Total Return (b)	8.72%	(0.95)%		8.34%	(0.96)%		19.37%		(8.10)%		19.22%		(8.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$106,264	$8,311		$78,839	$4,276		$1,708		$46		$364,790		$33,974
Ratio to average net assets:
Net expenses (a)(d)(e)	0.65%	0.65%		0.90%	0.90%		0.20	%(f)	0.20	%(f)	0.45	%(f)	0.45	%(f)
Gross expenses (a)(e)	0.66%	0.68%		0.91%	0.93%		0.26	%(f)	17.09	%(f)	0.53	%(f)	2.12	%(f)
Net investment income (loss) (a)(d)(e)	2.33%	(4.63)%		2.07%	(4.60)%		3.15	%(f)	1.15	%(f)	2.01	%(f)	2.22	%(f)
Portfolio turnover rate	278%	85%		278%	85%		12	%(g)	1	%(g)	12	%(g)	1	%(g)

*	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.
(h)	Amount is less than $0.005.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Ibbotson Balanced Fund Initial Class Shares				Ibbotson Balanced Fund Service Class Shares				Ibbotson Growth Fund Initial Class Shares				Ibbotson Growth Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,				Years Ended December 31,				Years Ended December 31,
	2009		2008*		2009		2008*		2009		2008*		2009		2008*
Net Asset Value, Beginning of Period	$9.07		$10.00		$9.06		$10.00		$8.87		$10.00		$8.87		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.20	†	0.02		0.17	†	0.01		0.06	†	0.02		0.12	†	0.01
Net realized and unrealized gain (loss) on investments	1.97		(0.95	)(c)	1.97		(0.95	)(c)	2.35		(1.15	)(c)	2.25		(1.14	)(c)

Total from Investment Operations	2.17		(0.93)		2.14		(0.94)		2.41		(1.13)		2.37		(1.13)

Less Distributions from:
Net investment income	(0.03)		—		(0.00	)(h)	—		(0.03)		—		(0.00	)(h)	—
Net realized gain on investments	(0.00	)(h)	—		(0.00	)(h)	—		(0.00	)(h)	—		(0.00	)(h)	—

Total distributions	(0.03)		—		(0.00	)(h)	—		(0.03)		—		(0.00	)(h)	—

Net Asset Value, End of Period	$11.21		$9.07		$11.20		$9.06		$11.25		$8.87		$11.24		$8.87

Total Return (b)	23.91%		(9.30)%		23.65%		(9.40)%		27.17%		(11.30)%		26.75%		(11.30)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$442		$56		$566,276		$38,747		$292		$92		$448,441		$33,191
Ratio to average net assets:
Net expenses (a)(d)(e)(f)	0.20%		0.20%		0.45%		0.45%		0.20%		0.20%		0.45%		0.45%
Gross expenses (a)(e)(f)	0.28%		16.72%		0.52%		2.11%		0.30%		14.32%		0.53%		2.08%
Net investment income (loss) (a)(d)(e)(f)	1.95%		0.88%		1.69%		1.82%		0.61%		1.20%		1.18%		1.53%
Portfolio turnover rate (g)	14%		0%		14%		0%		16%		7%		16%		7%

*	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.
(h)	Amount is less than $0.005.

NOTES TO FINANCIAL STATEMENTS	Sun Capital Advisers Trust

1. ORGANIZATION

Sun Capital Advisers Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of twenty funds (each referred to as a “Fund” and, collectively, as “the Funds”), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by affiliated insurance companies to fund variable annuity contracts and variable life insurance policies. Three of the Funds (Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund) are affiliated “Fund-of-Funds”, which invest in other Funds of the Trust and in other mutual funds managed by MFS, an affiliate of the investment adviser to each Fund of the Trust, Sun Capital Advisers LLC (“Sun Capital”).

Each of the Funds is an open-end mutual fund under the 1940 Act. Each is classified as a diversified mutual fund except for the Global Real Estate Fund and BlackRock Inflation Protected Bond Fund, which are not classified as diversified mutual funds. Each Fund offers Initial Class Shares and Service Class Shares. The Funds are:

Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”)

Sun Capital Money Market Fund (“Money Market Fund”)

Sun Capital Global Real Estate Fund (“Global Real Estate Fund”)

SC Davis Venture Value Fund (“Davis Venture Value Fund”)

SC Oppenheimer Main Street Small Cap Fund (“Oppenheimer Main Street Small Cap Fund”)

SC Oppenheimer Large Cap Core Fund (“Oppenheimer Large Cap Core Fund”)

SC WMC Large Cap Growth Fund (“WMC Large Cap Growth Fund”)

SC WMC Blue Chip Mid Cap Fund (“WMC Blue Chip Mid Cap Fund”)

SC Lord Abbett Growth & Income Fund (“Lord Abbett Growth & Income Fund”)

SC Goldman Sachs Mid Cap Value Fund (“Goldman Sachs Mid Cap Value Fund”)

SC Goldman Sachs Short Duration Fund (“Goldman Sachs Short Duration Fund”)

SC Dreman Small Cap Value Fund (“Dreman Small Cap Value Fund”)

SC PIMCO High Yield Fund (“PIMCO High Yield Fund”)

SC PIMCO Total Return Fund (“PIMCO Total Return Fund”)

SC AIM Small Cap Growth Fund (“AIM Small Cap Growth Fund”)

SC AllianceBernstein International Value Fund (“AllianceBernstein International Value Fund”)

SC BlackRock Inflation Protected Bond Fund (“BlackRock Inflation Protected Bond Fund”)

SC Ibbotson Moderate Fund (“Ibbotson Moderate Fund”)

SC Ibbotson Balanced Fund (“Ibbotson Balanced Fund”)

SC Ibbotson Growth Fund (“Ibbotson Growth Fund”)

Each Fund-of-Funds seeks to achieve its objective by investing in a portfolio of underlying affiliated funds (“underlying funds”) which, in turn, may invest in a variety of U.S. and foreign equity, fixed income, money market and derivative instruments. The Fund-of-Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the Fund-of-Funds, within their principal investment strategies, may represent a significant portion of the underlying funds’ net assets. Each Fund-of-Funds’ “Portfolio of Investments” lists the underlying funds held as an investment of the Fund-of-Funds as of period end, but does not include the holdings of the underlying funds. A complete list of the holdings of each underlying fund, as well as the financial statements of each underlying fund, each as of December 31, 2009, are available at the SEC’s website at www.sec.gov if not already provided in this report under the name of the underlying fund.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

a) Determination of Net Asset Value

The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business (a valuation day). If the New York Stock Exchange closes early for any reason, each Fund will accelerate the determination of its NAV to that earlier time.

b) Valuation of Investments

Valuation techniques of the Funds’ major categories of assets and liabilities are as follows:

Investments in securities and option contracts listed on the National Association of Securities Dealers Automation Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price on the day of valuation. Securities and option contracts listed on any other U.S. or foreign exchanges are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date, or if no sales occurred on that day, at the mean between the closing bid and asked prices. Over-the-counter equity securities not quoted on the NASDAQ are valued at the last sale price on the valuation day, or, if no sale occurs, at the mean between the last bid and asked prices. If both bid and asked prices are not available on the valuation day, the last bid price is used to value securities and purchased option contracts and the last asked price is used to value written option contracts. Debt securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in open end mutual funds and underlying funds are valued at their daily closing net asset value per share as reported by the investment company. Securities for which current market quotations are not readily available or are considered unreliable are stated at fair value as determined in good faith by an Internal Pricing Committee under the oversight of the Board of Trustees.

The close of foreign exchanges before the determination of each Fund’s NAV gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign exchanges close but before the Funds determine their NAVs. In consideration of this, the Board of Trustees has approved an independent pricing vendor to facilitate the fair value process of equity securities held by certain Funds and traded on particular foreign exchanges. The frequency with which this fair value process is used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value calculation under this fair value process may differ from published prices for the same securities.

Exchange traded futures and certain options on futures contracts are valued at the settlement price determined by the relevant exchange. Swap contracts and over-the-counter options and swaptions are valued daily based upon quotations from an independent pricing vendor. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

U.S. GAAP defines the fair value of a financial instrument as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with U.S. GAAP, the Funds have categorized their financial instruments, based on priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Funds utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. If the inputs used to measure fair value for a security fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The three-tier hierarchy of fair value measurements is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets or liabilities

Level 2 – significant other observable inputs, including:

a)	Quoted prices for identical or similar assets or liabilities in active and non-active markets,

b)	Inputs other than quoted market prices that are observable, and

c)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of assets or liabilities)

The tables summarizing the inputs used to value the Fund’s assets and liabilities measured at fair value as of December 31, 2009 are incorporated within each Fund’s Portfolio of Investments.

c) Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income from securities and dividend and capital gain distributions from affiliated underlying funds are recorded on the ex-dividend date (net of foreign withholding taxes, as applicable). Non-cash dividends included in income, if any, are recorded at fair market value of securities received. Interest income is recorded on the accrual basis (net of foreign withholding taxes, as applicable). Discounts and premiums on debt securities are amortized using the interest method.

Upon notification from issuers some dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes. Investment income, realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by all classes of shares.

d) Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated among the affected Funds on the basis of relative net assets. Expenses directly attributable to a particular class of a Fund are charged directly to such class. All other expenses are borne pro rata on the basis of relative net assets by all classes of shares.

e) Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and assets and liabilities in foreign currencies. Net realized gains and losses on foreign currency transactions include disposition of foreign currencies, net gains or losses from assets or liabilities denominated in foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

3. SECURITIES AND OTHER INVESTMENTS

a) Mortgage Dollar Roll Transactions

Certain funds may enter into mortgage dollar roll (“MDR”) transactions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of mortgage-backed securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price on a specified future date. The Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. A Fund will only enter into “covered” rolls. A “covered” roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. As of December 31, 2009, only Investment Grade Bond Fund had open MDR transactions.

b) Real Estate Investment Trusts

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Each Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Certain risks may arise when investing in REITs. Although Global Real Estate Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and does concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Each of the other Funds that may invest in REITs may, to a lesser degree, be subject to these risks. Risks associated with the real estate industry may include risks resulting from future economic, political and environmental conditions.

c) Repurchase Agreements

The Funds may invest in repurchase agreements. In a repurchase agreement, a Fund buys a security (“collateral”) for a relatively short period (usually not more than 7 days) subject to the obligation to sell the security back to the

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

repurchase agreement counterparty at a fixed time and price plus accrued interest. Securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian. The value of the collateral must at least equal 102% of the principal amount of the repurchase transaction, until the agreement matures. The value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default. As of December 31, 2009, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund, AIM Small Cap Growth Fund, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund had open repurchase agreements as listed on each Fund’s Portfolio of Investments.

d) When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. If the counterparty to the purchase transaction fails to deliver the securities, the Fund is at risk to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date, and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled sales commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses on the Fund’s Statement of Assets and Liabilities. As of December 31, 2009, there were no outstanding when issued or forward sales contracts.

e) Treasury Inflation-Protected Securities

Certain Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to reflect changes to inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (“CPIU”). The adjustments to principal due to inflation are reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government. At December 31, 2009, Investment Grade Bond Fund, Goldman Sachs Short Duration Fund and BlackRock Inflation Protected Bond Fund held TIPS as listed on each Fund’s Portfolio of Investments.

f) Equity Linked Securities

Certain Funds may invest in equity-linked securities which are privately issued securities with investment results that are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on direct investments by foreigners. To the extent that the Funds invest in equity-linked securities having returns that correspond to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. At December 31, 2009, only AllianceBernstein International Value Fund held equity-linked securities as listed on the Fund’s Portfolio of Investments.

g) Loan Participations and Assignments

Certain Funds may invest in senior loans in the form of participations (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Loan participations typically represent direct participation in

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with terms of the loan agreement. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. As of December 31, 2009, only PIMCO High Yield Fund had open senior loans as listed on the Fund’s Portfolio of Investments.

4. PRINCIPAL INVESTMENT RISKS

In the normal course of pursuing their investment objectives, the Funds may trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market or equity risk), failure of the other party to a transaction to perform or decline in credit quality of the issuer (credit and counterparty risk), fluctuations in foreign currencies (foreign currency exchange risk) and unfavorable changes in interest rates (interest rate risk). The potential loss due to any of these risks could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. In addition, investing in foreign markets may also involve special risks and considerations not typically associated with investing in the U.S. such as high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Counterparty risk, the type of credit risk associated with a default by an institution or other entity with which the Funds have unsettled or open transactions, is managed through evaluation of each counterparty prior to entering into transactions with them. Transactions in listed securities are generally settled/paid for upon delivery using approved counterparties. The risk of loss would generally be considered low as the trades will fail if either party fails to meet its obligation.

The Funds may also restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Funds attempt to reduce exposure to counterparty credit risk by entering into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties for certain over-the-counter derivative and foreign exchange contract transactions. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Early termination could be detrimental to the Funds.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on the Funds’ objectives and strategies for using derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations, and cash flows. The derivative instruments outstanding as of December 31, 2009, as disclosed in the notes to each applicable Fund’s Portfolio of

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Investments, and the amount of realized and unrealized gains and losses on derivative instruments during the year ended December 31, 2009, as disclosed in each Fund’s Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

The following is a summary of the fair valuations of the Funds’ derivative instruments (not accounted for as hedging instruments under U.S. GAAP) categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Asset Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
Goldman Sachs Mid Cap Value	Futures Contracts(a)	$—	$—	$—	$86,184	$86,184

	Total Value	$—	$—	$—	$86,184	$86,184

Goldman Sachs Short Duration	Futures Contracts(a)	$2,479,383	$—	$—	$—	$2,479,383

	Total Value	$2,479,383	$—	$—	$—	$2,479,383

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(b)	$—	$155,046	$—	$—	$155,046
	Futures Contracts(a)	388,476	—	—	—	388,476
	Swap Contracts(c)	—	—	1,102,487	—	1,102,487

	Total Value	$388,476	$155,046	$1,102,487	$—	$1,646,009

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(b)	$—	$269,152	$—	$—	$269,152
	Futures and Options on Futures Contracts(a)	624,145	—	—	—	624,145
	Swap Contracts(c)	140,967	—	1,259	—	142,226

	Total Value	$765,112	$269,152	$1,259	$—	$1,035,523

AllianceBernstein International Value	Futures Contracts(a)	$—	$—	$—	$41,844	$41,844

	Total Value	$—	$—	$—	$41,844	$41,844

BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$21	$—	$—	$21
	Futures Contracts(a)	319,978	—	—	—	319,978
	Purchased Option Contracts(d)	195,750	—	—	—	195,750
	Swap Contracts(c)	33,082	—	—	—	33,082

	Total Value	$548,810	$21	$—	$—	$548,831

(a)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Amount includes cumulative appreciation (depreciation) of futures and options on futures contracts, as applicable, as reported in each Fund’s Portfolio of Investments.
(b)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

(c)	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.
(d)	Statement of Assets and Liabilities location: Investments, at value.

	Liability Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
Goldman Sachs Short Duration	Futures Contracts(a)	$(1,536,989)	$—	$—	$—	$(1,536,989)

	Total Value	$(1,536,989)	$—	$—	$—	$(1,536,989)

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(b)	$—	$(1,179)	$—	$—	$(1,179)
	Swap Contracts(c)	—	—	(113,055)	—	(113,055)
	Written Option Contracts(d)	(160,293)	—	—	—	(160,293)

	Total Value	$(160,293)	$(1,179)	$(113,055)	$—	$(274,527)

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(b)	$—	$(22,066)	$—	$—	$(22,066)
	Futures and Options on Futures Contracts(a)	(954,768)	—	—	—	(954,768)
	Swap Contracts(c)	(169,421)	—		—	(169,421)
	Written Option Contracts(d)	(1,007,651)	(19,690)	—	—	(1,027,341)

	Total Value	$(2,131,840)	$(41,756)	$—	$—	$(2,173,596)

BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$(18,999)	$—	$—	$(18,999)
	Futures Contracts(a)	(67,758)	—	—	—	(67,758)
	Swap Contracts(c)	(15,460)	—	—	—	(15,460)
	Written Option Contracts(d)	(344,957)	—	—	—	(344,957)

	Total Value	$(428,175)	$(18,999)	$—	$—	$(447,174)

(a)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Amount includes cumulative appreciation (depreciation) of futures and options on futures contracts, as applicable, as reported in each Fund’s Portfolio of Investments.
(b)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(c)	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.
(d)	Statement of Assets and Liabilities location: Options written.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Realized Gain (Loss)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
Goldman Sachs Mid Cap Value	Futures Contracts(a)	$—	$—	$—	$1,204,067	$1,204,067

	Total Value	$—	$—	$—	$1,204,067	$1,204,067

Goldman Sachs Short Duration	Futures Contracts(a)	$2,369,529	$—	$—	$—	$2,369,529

	Total Value	$2,369,529	$—	$—	$—	$2,369,529

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(b)	$—	$(283,197)	$—	$—	$(283,197)
	Futures Contracts(a)	132,957	—	—	—	132,957
	Swap Contracts(c)	(580,144)	—	(6,775)	—	(586,919)
	Written Option Contracts(d)	225,737	—	—	(1,255)	224,482

	Total Value	$(221,450)	$(283,197)	$(6,775)	$(1,255)	$(512,677)

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(b)	$—	$(110,280)	$—	$—	$(110,280)
	Futures Contracts(a)	1,596,954	—	—	—	1,596,954
	Swap Contracts(c)	259,683	—	(5,534)	—	254,149
	Written Option Contracts(d)	771,023	17,050	—	—	788,073

	Total Value	$2,627,660	$(93,230)	$(5,534)	$—	$2,528,896

AllianceBernstein International Value	Forward Foreign Currency Exchange Contracts(b)	$—	$(108,208)	$—	$—	$(108,208)
	Futures Contracts(a)	—	—	—	112,969	112,969

	Total Value	$—	$(108,208)	$—	$112,969	$4,761

BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$8,509	$—	$—	$8,509
	Futures Contracts(a)	15,201	—	—	—	15,201
	Purchased Option Contracts(e)	89,825	—	—	—	89,825
	Swap Contracts(c)	1,743,770	—	—	—	1,743,770
	Written Option Contracts(d)	99,475	—	—	—	99,475

	Total Value	$1,948,271	$8,509	$—	$—	$1,956,780

(a)	Statement of Operations location: Net realized gain (loss) from: Futures.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

(b)	Statement of Operations location: Net realized gain (loss) from: Foreign currency related transactions (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).
(c)	Statement of Operations location: Net realized gain (loss) from: Swaps.
(d)	Statement of Operations location: Net realized gain (loss) from: Written options.
(e)	Statement of Operations location: Net realized gain (loss) from: Investments.

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
Money Market	Capital Support Agreement(a)	$—	$—	$(368,057)	$—	$(368,057)

	Total Value	$—	$—	$(368,057)	$—	$(368,057)

Goldman Sachs Mid Cap Value	Futures Contracts(b)	$—	$—	$—	$59,187	$59,187

	Total Value	$—	$—	$—	$59,187	$59,187

Goldman Sachs Short Duration	Futures Contracts(b)	$828,356	$—	$—	$—	$828,356

	Total Value	$828,356	$—	$—	$—	$828,356

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(c)	$—	$192,422	$—	$—	$192,422
	Futures Contracts(b)	303,750	—	—	—	303,750
	Swap Contracts(d)	308,573	—	1,045,090	—	1,353,663
	Written Option Contracts(e)	76,399	—	—	—	76,399

	Total Value	$688,722	$192,422	$1,045,090	$—	$1,926,234

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(c)	$—	$284,937	$—	$—	$284,937
	Futures and Options on Futures Contracts(b)	(480,628)	—	—	—	(480,628)
	Swap Contracts(d)	(28,454)	—	1,259	—	(27,195)
	Written Option Contracts(e)	(27,180)	(2,310)	—	—	(29,490)

	Total Value	$(536,262)	$282,627	$1,259	$—	$(252,376)

AllianceBernstein International Value	Forward Foreign Currency Exchange Contracts(c)	$—	$2,975	$—	$—	$2,975
	Futures Contracts(b)	—	—	—	34,936	34,936

	Total Value	$—	$2,975	$—	$34,936	$37,911

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total

BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(c)	$—	$(18,978)	$—	$—	$(18,978)
	Futures Contracts(b)	297,053	—	—	—	297,053
	Purchased Option Contracts(f)	80,177	—	—	—	80,177
	Swap Contracts(d)	27,029	—	—	—	27,029
	Written Option Contracts(e)	46,770	—	—	—	46,770

	Total Value	$451,029	$(18,978)	$—	$—	$432,051

(a)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Capital Support Agreement.
(b)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Futures and options on futures, as applicable.
(c)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Assets and liabilities in foreign currencies (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).
(d)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Swaps.
(e)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Written options.
(f)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Investments.

a) Swap Agreements

Certain Funds may invest in swap agreements. Swap agreements are privately negotiated contracts between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency and interest rate risks. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The amount of collateral posted or received by a Fund, as noted on each applicable Fund’s Portfolio of Investments, is generally subject to certain minimum requirements as determined between the Fund and each counterparty.

The value of the swap is adjusted daily based upon quotations from an independent pricing vendor and is recorded as unrealized appreciation or depreciation on the Fund’s Statement of Assets and Liabilities. Upfront swap premium payments paid or received by the Fund, if any, are recorded as such on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap contract to compensate for differences between stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap contract. Under the terms of the swap contracts, the Fund receives or makes net periodic payments which are included as part of realized gains or losses on the Fund’s Statement of Operations. Liquidation payments received or made upon termination of the swap contract are recorded as realized gain or loss in the Fund’s Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Operations. Swap agreements are also subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

The Funds may enter into certain interest rate, total return and credit default swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level, which may result in a payment by the Funds for those swaps in a net liability position.

(i) Credit Default Swap Agreements

Certain Funds may enter into credit default swap agreements. A Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, to provide comparable exposure to fixed income securities that might not be available in primary market, to add leverage to the portfolio, or to hedge the risk of default on other securities held by the Fund. A credit default swap is a contract between a buyer and a seller of protection against a predefined credit event. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of certain third party debt obligations to the counterparty in the event of a credit event (generally including the occurrence of a bankruptcy, failure to make payments in respect of debt obligations, or debt restructurings) in respect of such third party, such as a U.S. or foreign corporate issuer. Such a payment would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities or to take a view as to the likelihood of default of debt securities. This would involve the risk that the contract may expire worthless if a credit event does not occur during the term of the transaction. It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a credit event.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues to provide a measure of protection against credit events in respect of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of the occurrence of a credit event in respect of a particular issuer.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of certain credit events in respect of or default of all or part of the referenced entities comprising the credit index. A credit index is a list or a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Index credit default swaps that reference asset-backed or mortgage-backed instruments may require payments in the event of a write-down, principal or interest shortfall in respect of the underlying instruments. Index credit default swaps that reference corporate entities or instruments generally include the same credit events that would be contained in a single-name credit default swap on the relevant corporate entity or instruments. An index credit default swap references all the entities in the index, and if there is a credit event, the credit event is settled based on that entity’s weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many individual credit default swaps to achieve a similar effect.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which a Fund is the seller of protection are disclosed in each Fund’s Portfolio of Investments. At December 31, 2009, only PIMCO High Yield Fund had open credit default swap contracts and was the seller of protection. As

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

disclosed in the notes to the PIMCO High Yield Fund’s Portfolio of Investments, the aggregate market value of credit default swap contracts in a net liability position where the Fund is a seller of protection as of December 31, 2009 was $(148,617). There was no collateral posted for these swap contracts. If a defined credit event had occurred as of December 31, 2009, the swaps’ credit-risk-contingent features would have been triggered and the Fund would have been required to pay $5,450,000, representing 4.7% of the Fund’s net assets on December 31, 2009 to settle these swaps. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

As of December 31, 2009, PIMCO High Yield Fund and PIMCO Total Return Fund had open credit default swap agreements as listed on each Fund’s Portfolio of Investments.

(ii) Interest Rate Swap Agreements

Certain Funds may enter into interest rate swap agreements to manage the interest rate risk inherent in the Fund’s underlying investments such as fixed rate bonds. The value of these bonds may decrease if interest rates rise. In an interest rate swap, the Fund would agree to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

As of December 31, 2009, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund had open interest rate swap agreements as listed on each Fund’s Portfolio of Investments.

(iii) Total Return Swap Agreements

Certain Funds may enter into total return swap agreements to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

As of December 31, 2009, only BlackRock Inflation Protected Bond Fund had outstanding total return swap agreements as listed on the Fund’s Portfolio of Investments.

b) Forward Foreign Currency Exchange and Spot Contracts

Certain Funds may engage in forward foreign currency exchange and spot contracts in an effort to enhance total return, to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. Forward foreign currency exchange contracts are agreements to purchase or sell a specified currency at a specified future date and a price set at the time of the contract. The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds may segregate liquid assets to cover their obligations under these contracts.

The value of forward foreign currency exchange contracts is translated into U.S. dollars. The change in market values of forward foreign currency exchange contracts is recorded as unrealized appreciation (depreciation) on assets and liabilities in foreign currencies on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss from foreign currency related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed which is included in realized gain/(loss) on foreign currency related transactions on the Statement of Operations.

As of December 31, 2009, PIMCO High Yield Fund, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund had open forward foreign currency exchange contracts as listed on each Fund’s Portfolio of Investments.

c) Futures

Certain Funds may enter into futures contracts. A Fund may enter into futures contracts as a hedge against changes in interest rates or securities prices, for duration management, and return enhancement purposes. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse, regulated and approved by the Commodity Futures Trading Commission, in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (the “settlement date”). Certain risks may arise upon entering into futures contracts, including the risk that an illiquid commodity market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. The Funds segregate liquid assets or engage in other appropriate measures to cover their obligations under these contracts, as noted on each applicable Fund’s Portfolio of Investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) made or received by the Fund are dependent upon the daily fluctuations in the value of the underlying security and are recorded as unrealized gains or losses in the Fund’s Statement of Operations. The value of futures contracts will be the sum of the initial margin plus or minus the difference between the value of the futures contract on the valuation date and the value on the date the futures contract is originated. Futures contracts involve, to a varying degree, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

As of December 31, 2009, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund, PIMCO Total Return Fund, AllianceBernstein International Value Fund and BlackRock Inflation Protected Bond Fund had open futures contracts as listed on each Fund’s Portfolio of Investments.

d) Options

Certain Funds may enter into option contracts on securities, futures, commodities or swaps (“swaptions”) it owns or in which it may invest. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio investments; as a temporary substitute for purchasing or selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; or to enhance total return. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (a “call option”), or sell to (a “put option”) the writer a designated instrument at a specified price within a specified period of time. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instruments. Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

previously agreed upon interest rate swap agreement at any time before the expiration of the option. Certain options will require cash settlement by the Fund if the option is exercised.

Certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. If a Fund writes a put option, it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Funds may segregate liquid assets to cover their obligations under option contracts.

The Fund pays a premium as cost for a purchased put or call option, which is disclosed in the Fund’s Portfolio of Investments and subsequently marked to market to reflect the current value of the option. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Realized gain or loss is recognized on the Statement of Operations when the option contract expires or is closed.

As of December 31, 2009, PIMCO High Yield Fund, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund had open purchased option, written option or swaption contracts as listed on each Fund’s Portfolio of Investments.

Transactions in options and swaptions written during the year ended December 31, 2009 were as follows:

PIMCO High Yield Fund	Number of Options Contracts	Swaptions Notional Par	Premium Amount
Beginning of period	—	$—	$—
Written	232	51,000,000	464,492
Bought back	(47)	(400,000)	(5,123)
Expired	(177)	(24,500,000)	(222,677)

End of period	8	$26,100,000	$236,692

PIMCO Total Return Fund	Number of Options Contracts	Swaptions Notional Par	Premium Amount
Beginning of period	—	$—	$—
Written	4,200,537	186,400,000	1,785,916
Bought back	(25)	—	(5,880)
Expired	(2,000,198)	(98,500,000)	(782,185)

End of period	2,200,314	$87,900,000	$997,851

BlackRock Inflation Protected Bond Fund	Number of Options Contracts	Swaptions Notional Par	Premium Amount
Beginning of period	—	$—	$—
Written	270	13,200,000	724,037
Bought back	—	(6,600,000)	(332,310)
Expired	—	—	—

End of period	270	$6,600,000	$391,727

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

6. INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

a) Investment Advisory Agreement

Sun Capital (the “Adviser”) is the investment adviser to each of the Funds under separate investment advisory agreements with the Trust. The Adviser is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada U.S. Operations Holdings, Inc. (“Sun Life U.S. Ops Holdco”), a holding company. Sun Life Financial Inc. (“Sun Life Financial”), a publicly traded holding company, is the ultimate parent of Sun Life U.S. Ops Holdco and the Adviser. The Adviser, at its own cost, has retained Davis Selected Advisers, L.P., as subadviser for the Davis Venture Value Fund; Oppenheimer Funds, Inc., as subadviser for the Oppenheimer Main Street Small Cap Fund and the Oppenheimer Large Cap Core Fund and OFI Institutional Asset Management, Inc., an affiliate of OppenheimerFunds, Inc., as sub-subadviser to the Oppenheimer Large Cap Core Fund; Wellington Management Company, LLP, as subadviser for the WMC Blue Chip Mid Cap Fund and WMC Large Cap Growth Fund; Lord, Abbett & Co. LLC, as subadviser for the Lord Abbett Growth & Income Fund; Goldman Sachs Asset Management, L.P., as subadviser for the Goldman Sachs Mid Cap Value Fund and the Goldman Sachs Short Duration Fund; Dreman Value Management, LLC, as sub-adviser for the Dreman Small Cap Value Fund; Pacific Investment Management Company LLC, as subadviser for PIMCO High Yield Fund and PIMCO Total Return Fund; Invesco Advisers, Inc., as subadviser for AIM Small Cap Growth Fund; AllianceBernstein L.P., as subadviser for the AllianceBernstein International Value Fund; BlackRock Financial Management, Inc., as subadviser for the BlackRock Inflation Protected Bond Fund; and Ibbotson Associates, Inc., as subadviser for the Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreements, the following fourteen Funds pay compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

Fund	Asset Level	Fee
Investment Grade Bond	All	0.60%

Money Market	All	0.50%

Global Real Estate	All	0.95%

Davis Venture Value	$0-$500 million over $500 million	0.75% 0.70%

Oppenheimer Main Street Small Cap	$0-$400 million $400 million-$800 million over $800 million	0.80% 0.75% 0.70%

Oppenheimer Large Cap Core	All	0.70%

WMC Large Cap Growth	$0-$750 million over $750 million	0.75% 0.70%

WMC Blue Chip Mid Cap	$0-$300 million over $300 million	0.80% 0.75%

Dreman Small Cap Value	$0-$250 million over $250 million	0.90% 0.85%

AIM Small Cap Growth	$0-$250 million over $250 million	0.95% 0.90%

AllianceBernstein International Value	All	0.63%

Ibbotson Moderate	All	0.125%

Ibbotson Balanced	All	0.125%

Ibbotson Growth	All	0.125%

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Under the investment advisory and management agreements, the following six Funds pay a unified management fee to the Adviser on a quarterly basis for its advisory and management services. Each fee is calculated based on the annual stated percentage of the Fund’s average daily net assets, as follows:

Fund	Asset Level	Fee
Lord Abbett Growth & Income	All	0.87%

Goldman Sachs Mid Cap Value	All	1.05%

Goldman Sachs Short Duration*	All	0.64%

PIMCO High Yield*	All	0.74%

PIMCO Total Return	All	0.65%

BlackRock Inflation Protected Bond	All	0.65%

*	Prior to February 23, 2009, the unified management fees for Goldman Sachs Short Duration and PIMCO High Yield were 0.65% and 0.75%, respectively.

b) Limitations

The Adviser has contractually agreed (until at least April 30, 2011) to reduce its advisory fee and to reimburse each Fund’s other operating expenses to reduce each Fund’s total annual operating expenses to:

	Contractual Expense Limitations
Fund	Initial Class	Service Class
Investment Grade Bond	0.75%	1.00%
Money Market	0.50%	0.75%
Global Real Estate	1.10%	1.35%
Davis Venture Value	0.90%	1.15%
Oppenheimer Main Street Small Cap	1.00%	1.25%
Oppenheimer Large Cap Core	0.90%	1.15%
WMC Large Cap Growth	0.81%	1.06%
WMC Blue Chip Mid Cap	1.00%	1.25%
Lord Abbett Growth & Income	0.87%	1.12%
Goldman Sachs Mid Cap Value	1.07%	1.32%
Goldman Sachs Short Duration	0.65%	0.90%
Dreman Small Cap Value	1.15%	1.40%
PIMCO High Yield	0.75%	1.00%
PIMCO Total Return	0.65%	0.90%
AIM Small Cap Growth	1.15%	1.40%
AllianceBernstein International Value	0.75%	1.00%
BlackRock Inflation Protected Bond	0.65%	0.90%
Ibbotson Moderate	0.20%	0.45%
Ibbotson Balanced	0.20%	0.45%
Ibbotson Growth	0.20%	0.45%

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

To the extent that a Fund’s total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid on behalf of each fund during the prior two fiscal years. For each of the periods below, the Adviser waived all or part of its investment advisory fee and reimbursed certain operating expenses in the following amounts:

	Year Ended December 31, 2009		Two-year period ended December 31, 2009
Fund	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived		Expenses Reimbursed
Investment Grade Bond	$114,948	$—	$306,931		$—
Money Market	1,105,945	80,690	1,588,645		80,690
Global Real Estate	140,783	—	433,786		—
Davis Venture Value	69,717	—	257,756		—
Oppenheimer Main Street Small Cap	333,805	—	856,076		—
Oppenheimer Large Cap Core	101,347	—	180,861		55,013
WMC Large Cap Growth	231,496	—	479,615		—
WMC Blue Chip Mid Cap	91,879	—	265,880		—
Lord Abbett Growth & Income	44,223	—	44,863	*	—
Goldman Sachs Mid Cap Value	—	—	249	*	—
Goldman Sachs Short Duration	15,758	—	29,006	*	—
Dreman Small Cap Value	115,129	—	123,074	**	52,104	**
PIMCO High Yield	1,464	—	3,031	*	—
PIMCO Total Return	18,941	—	19,888	**	—
AIM Small Cap Growth	144,796	13,392	151,738	**	72,740	**
AllianceBernstein International Value	213,530	2,254	223,934	**	77,927	**
BlackRock Inflation Protected Bond	9,133	—	9,538	**	—
Ibbotson Moderate	156,925	—	160,616	**	47,279	**
Ibbotson Balanced	175,989	—	179,715	**	47,659	**
Ibbotson Growth	165,615	—	169,506	**	48,596	**

*	For the period March 7, 2008 (commencement of operations) to December 31, 2009.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2009.

c) Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the “Plan”), pursuant to which distribution and service fees are paid to Clarendon Insurance Agency, Inc. (“Clarendon”), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”). The fees of the Trust payable to Clarendon under the Plan are accrued daily at a rate with respect to each Fund which may not exceed 0.25% of the Fund’s average daily net assets attributable to Service Class Shares regardless of the level of expenses actually incurred by Clarendon and others. Clarendon uses the service and distribution fees to compensate Sun Life (U.S.) and Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) for services rendered in connection with maintenance and distribution of the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.).

d) Trustees’ Compensation

Each independent trustee of the Trust is compensated by the Funds. The aggregate remuneration accrued and paid by the Funds to the independent trustees for the year ended December 31, 2009 was $248,080 and $226,422, respectively, including out of pocket expenses. The Trust pays no compensation directly to those of its Trustees

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

or officers who are affiliated with the Adviser, or its affiliates, all of whom receive remuneration for their services to the Trust from the Adviser, or its affiliates. Certain officers and Trustees of the Trust are also officers and directors of the Adviser, and/or other companies affiliated with the Adviser.

7. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 2009, were as follows:

Fund	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
Investment Grade Bond	$126,043,723	$80,522,782	$78,402,519	$25,717,956
Global Real Estate	199,223,298	—	202,511,674	—
Davis Venture Value	223,615,775	—	37,145,250	—
Oppenheimer Main Street Small Cap	210,075,538	—	238,495,849	—
Oppenheimer Large Cap Core	102,223,350	—	45,752,658	—
WMC Large Cap Growth	152,427,806	—	67,597,817	—
WMC Blue Chip Mid Cap	85,719,490	—	72,184,879	—
Lord Abbett Growth & Income	321,400,875	—	364,948,676	—
Goldman Sachs Mid Cap Value	325,562,659	—	203,251,900	—
Goldman Sachs Short Duration	444,503,356	1,853,585,823	51,769,127	1,448,409,043
Dreman Small Cap Value	52,930,841	—	28,406,474	—
PIMCO High Yield	173,747,445	54,329,269	92,802,838	53,873,884
PIMCO Total Return	101,586,609	1,168,181,593	18,204,066	990,222,857
AIM Small Cap Growth	26,663,479	—	16,440,404	—
AllianceBernstein International Value	48,767,846	—	16,065,908	—
BlackRock Inflation Protected Bond	54,920,048	278,762,676	30,960,287	173,355,065
Ibbotson Moderate*	321,549,167	—	21,749,313	—
Ibbotson Balanced*	505,048,220	—	36,773,984	—
Ibbotson Growth*	394,050,783	—	33,730,640	—

*	Affiliated investment transactions.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2009 were $1,122,125,745 and $1,122,650,025, respectively.

8. AFFILIATED COMPANY SECURITIES

The term “affiliated securities” includes securities issued by any company that is under common control with the Fund. At December 31, 2009, the Adviser or its affiliate, MFS, served as investment adviser to the underlying funds of Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund. Purchases and proceeds from sales of affiliated investments are disclosed in Note 7 – Investment Transactions. Dividend and capital gains distributions from affiliated underlying funds are presented in each Fund’s Statement of Operations. Underlying funds managed by MFS seek to achieve capital appreciation by investing primarily in U.S. and foreign equity securities, including those in emerging markets.

9. LINE OF CREDIT

The Trust has entered into a $20 million committed unsecured revolving line of credit (the “Agreement”) primarily for temporary or emergency purposes. The Money Market Fund is not a party to this Agreement. Interest is charged to each Fund based on its borrowings at a rate equal to a variable lending rate. In addition, a

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

commitment fee on the daily unused portion of the $20 million committed line is allocated among the participating Funds at the end of each calendar quarter. During the year ended December 31, 2009, the following Funds had borrowings and incurred commitment fees under this Agreement as follows:

Fund	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fees
Investment Grade Bond	$250,000	$685	0.92%	$800
Global Real Estate	17,403,000	156,142	0.88	940
Davis Venture Value	—	—	—	1,739
Oppenheimer Main Street Small Cap	4,288,000	37,551	0.90	938
Oppenheimer Large Cap Core	512,000	1,403	0.85	313
WMC Large Cap Growth	—	—	—	547
WMC Blue Chip Mid Cap	—	—	—	590
Lord Abbett Growth & Income	13,865,000	37,986	0.89	2,594
Goldman Sachs Mid Cap Value	—	—	—	826
Goldman Sachs Short Duration	—	—	—	5,075
Dreman Small Cap Value	—	—	—	66
PIMCO High Yield	1,270,000	10,033	0.96	565
PIMCO Total Return	646,000	6,373	0.84	1,084
AIM Small Cap Growth	310,000	1,499	0.85	97
AllianceBernstein International Value	1,295,000	30,764	0.87	159
BlackRock Inflation Protected Bond	—	—	—	514
Ibbotson Moderate	1,179,000	4,271	0.85	1,379
Ibbotson Balanced	—	—	—	1,944
Ibbotson Growth	311,000	3,628	0.83	1,480
As of December 31, 2009, there were no outstanding borrowings under this Agreement.

10. SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Investment Grade Bond Fund (shares)
Shares sold	11,185,943	1,374,910	4,491,182	840,979
Shares issued as reinvestment of distributions	416,021	230,549	191,092	155,938
Shares redeemed	(1,077,204)	(1,314,407)	(324,991)	(980,280)

Net increase (decrease) in shares outstanding	10,524,760	291,052	4,357,283	16,637
Beginning of period	4,581,657	4,290,605	2,681,836	2,665,199

End of period	15,106,417	4,581,657	7,039,119	2,681,836

Investment Grade Bond Fund ($)
Net proceeds from sales	$95,812,537	$11,129,730	$39,095,291	$7,755,557
Net proceeds on reinvestment of distributions	3,607,789	2,041,988	1,664,422	1,393,099
Shares redeemed	(9,011,151)	(11,545,254)	(2,700,076)	(8,670,080)

Net increase (decrease) in net assets	$90,409,175	$1,626,464	$38,059,637	$478,576

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Money Market Fund (shares)
Shares sold	50,417,264	78,659,262	105,833,678	65,000,135
Shares issued as reinvestment of distributions	331,634	2,994,238	8,299	219,178
Shares redeemed	(113,149,690)	(60,375,891)	(43,671,150)	(12,824,742)

Net increase (decrease) in shares outstanding	(62,400,792)	21,277,609	62,170,827	52,394,571
Beginning of period	150,390,750	129,113,141	54,134,262	1,739,691

End of period	87,989,958	150,390,750	116,305,089	54,134,262

Money Market Fund ($)
Net proceeds from sales	$50,417,264	$78,659,262	$105,833,678	$65,000,135
Net proceeds on reinvestment of distributions	331,634	2,994,238	8,299	219,178
Shares redeemed	(113,149,690)	(60,375,891)	(43,671,150)	(12,824,742)

Net increase (decrease) in net assets	$(62,400,792)	$21,277,609	$62,170,827	$52,394,571

Global Real Estate Fund (shares)
Shares sold	4,108,295	1,375,371	3,685,040	4,448,663
Shares issued as reinvestment of distributions	287,905	485,129	417,264	962,826
Shares redeemed	(1,930,311)	(1,555,179)	(5,741,347)	(1,236,005)

Net increase (decrease) in shares outstanding	2,465,889	305,321	(1,639,043)	4,175,484
Beginning of period	5,098,914	4,793,593	12,977,804	8,802,320

End of period	7,564,803	5,098,914	11,338,761	12,977,804

Global Real Estate Fund ($)
Net proceeds from sales	$34,655,047	$13,087,917	$22,154,045	$47,677,497
Net proceeds on reinvestment of distributions	3,025,884	7,592,275	4,786,025	16,396,922
Shares redeemed	(17,463,407)	(23,692,885)	(58,113,756)	(20,641,734)

Net increase (decrease) in net assets	$20,217,524	$(3,012,693)	$(31,173,686)	$43,432,685

Davis Venture Value Fund (shares)
Shares sold	10,680,746	1,066,633	13,579,231	7,819,284
Shares issued as reinvestment of distributions	37,207	57,241	28,743	95,137
Shares redeemed	(828,912)	(1,177,492)	(1,526,348)	(94,660)

Net increase (decrease) in shares outstanding	9,889,041	(53,618)	12,081,626	7,819,761
Beginning of period	3,820,234	3,873,852	9,859,116	2,039,355

End of period	13,709,275	3,820,234	21,940,742	9,859,116

Davis Venture Value Fund ($)
Net proceeds from sales	$98,509,305	$9,184,868	$114,619,412	$83,800,662
Net proceeds on reinvestment of distributions	375,796	651,404	290,015	1,080,760
Shares redeemed	(7,382,976)	(13,464,808)	(14,347,405)	(971,584)

Net increase (decrease) in net assets	$91,502,125	$(3,628,536)	$100,562,022	$83,909,838

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Oppenheimer Main Street Small Cap Fund (shares)
Shares sold	1,248,829	916,325	2,693,263	7,386,771
Shares issued as reinvestment of distributions	2,426	195,621	7,063	458,571
Shares redeemed	(1,594,457)	(1,746,969)	(4,830,748)	(1,010,665)

Net increase (decrease) in shares outstanding	(343,202)	(635,023)	(2,130,422)	6,834,677
Beginning of period	4,968,188	5,603,211	15,034,865	8,200,188

End of period	4,624,986	4,968,188	12,904,443	15,034,865

Oppenheimer Main Street Small Cap Fund ($)
Net proceeds from sales	$10,256,665	$7,717,527	$16,128,126	$73,542,762
Net proceeds on reinvestment of distributions	24,361	2,222,258	70,061	5,158,919
Shares redeemed	(13,291,807)	(18,320,015)	(42,022,757)	(10,804,528)

Net increase (decrease) in net assets	$(3,010,781)	$(8,380,230)	$(25,824,570)	$67,897,153

Oppenheimer Large Cap Core Fund (shares)
Shares sold	7,834,541	815,994	850,101	230,404
Shares issued as reinvestment of distributions	76,567	11,499	8,853	6,488
Shares redeemed	(378,097)	(94,101)	(160,112)	(220,692)

Net increase (decrease) in shares outstanding	7,533,011	733,392	698,842	16,200
Beginning of period	1,248,385	514,993	724,107	707,907

End of period	8,781,396	1,248,385	1,422,949	724,107

Oppenheimer Large Cap Core Fund ($)
Net proceeds from sales	$54,434,294	$5,312,407	$6,062,955	$1,948,570
Net proceeds on reinvestment of distributions	619,650	80,196	73,322	49,990
Shares redeemed	(2,749,134)	(802,060)	(1,077,506)	(1,833,372)

Net increase (decrease) in net assets	$52,304,810	$4,590,543	$5,058,771	$165,188

WMC Large Cap Growth Fund (shares)
Shares sold	13,334,566	1,451,769	247,637	426,481
Shares issued as reinvestment of distributions	26,292	758	4,445	421
Shares redeemed	(829,734)	(1,517,999)	(664,821)	(915,536)

Net increase (decrease) in shares outstanding	12,531,124	(65,472)	(412,739)	(488,634)
Beginning of period	5,819,503	5,884,975	2,620,986	3,109,620

End of period	18,350,627	5,819,503	2,208,247	2,620,986

WMC Large Cap Growth Fund ($)
Net proceeds from sales	$91,673,236	$8,466,611	$1,673,407	$3,311,569
Net proceeds on reinvestment of distributions	197,983	6,208	33,289	3,443
Shares redeemed	(5,576,567)	(12,637,314)	(4,435,351)	(7,706,910)

Net increase (decrease) in net assets	$86,294,652	$(4,164,495)	$(2,728,655)	$(4,391,898)

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
WMC Blue Chip Mid Cap Fund (shares)(a)
Shares sold	2,493,643	644,278	429,406	2,968,949
Shares issued as reinvestment of distributions	1,443	1,007,315	850	431,434
Shares redeemed	(1,168,027)	(1,491,561)	(444,353)	(50,611)

Net increase (decrease) in shares outstanding	1,327,059	160,032	(14,097)	3,349,772
Beginning of period	4,920,869	4,760,837	3,349,772	—

End of period	6,247,928	4,920,869	3,335,675	3,349,772

WMC Blue Chip Mid Cap Fund ($)(a)
Net proceeds from sales	$25,342,933	$7,248,451	$4,068,254	$42,088,378
Net proceeds on reinvestment of distributions	16,377	13,024,586	9,615	5,569,810
Shares redeemed	(11,534,225)	(20,911,785)	(4,663,862)	(518,600)

Net increase (decrease) in net assets	$13,825,085	$(638,748)	$(585,993)	$47,139,588

Lord Abbett Growth & Income Fund (shares)(a)(b)
Shares sold	14,884,765	222,457	928,732	279,032
Subscriptions in-kind	61,521,818	—	—	—
Shares issued as reinvestment of distributions	6,551,173	2,852	120,741	2,636
Shares redeemed	(16,973,942)	(10,591)	(165,243)	(11,771)

Net increase (decrease) in shares outstanding	65,983,814	214,718	884,230	269,897
Beginning of period	314,718	100,000	369,897	100,000

End of period	66,298,532	314,718	1,254,127	369,897

Lord Abbett Growth & Income Fund ($)(a)(b)
Net proceeds from sales	$80,394,556	$1,690,197	$6,630,141	$2,387,573
Subscriptions in-kind	342,061,308	—	—	—
Net proceeds on reinvestment of distributions	49,526,868	19,768	911,598	18,267
Shares redeemed	(122,254,652)	(87,749)	(1,317,548)	(111,013)

Net increase (decrease) in net assets	$349,728,080	$1,622,216	$6,224,191	$2,294,827

Goldman Sachs Mid Cap Value Fund (shares)(a)(b)
Shares sold	10,009,062	858,895	1,857,700	614,069
Subscriptions in-kind	15,162,792	—	—	—
Shares issued as reinvestment of distributions	2,136,646	8,336	204,336	4,533
Shares redeemed	(4,239,802)	(79,929)	(345,461)	(126,107)

Net increase (decrease) in shares outstanding	23,068,698	787,302	1,716,575	492,495
Beginning of period	937,302	150,000	642,495	150,000

End of period	24,006,000	937,302	2,359,070	642,495

Goldman Sachs Mid Cap Value Fund ($)(a)(b)
Net proceeds from sales	$69,508,915	$6,385,274	$13,457,586	$5,437,455
Subscription in-kind	86,276,287	—	—	—
Net proceeds on reinvestment of distributions	17,199,998	56,352	1,642,863	30,641
Shares redeemed	(30,422,726)	(655,799)	(2,646,987)	(1,050,344)

Net increase (decrease) in net assets	$142,562,474	$5,785,827	$12,453,462	$4,417,752

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Goldman Sachs Short Duration Fund (shares)(a)
Shares sold	95,717,794	5,768,762	5,195,337	7,992,460
Shares issued as reinvestment of distributions	1,824,407	54,759	219,420	83,955
Shares redeemed	(17,954,165)	(633,805)	(1,182,738)	(2,014,608)

Net increase (decrease) in shares outstanding	79,588,036	5,189,716	4,232,019	6,061,807
Beginning of period	5,389,716	200,000	6,261,807	200,000

End of period	84,977,752	5,389,716	10,493,826	6,261,807

Goldman Sachs Short Duration Fund ($)(a)
Net proceeds from sales	$972,599,536	$57,374,714	$53,062,733	$79,285,026
Net proceeds on reinvestment of distributions	18,720,907	549,121	2,248,123	839,252
Shares redeemed	(183,043,674)	(6,376,505)	(12,026,447)	(20,136,581)

Net increase (decrease) in net assets	$808,276,769	$51,547,330	$43,284,409	$59,987,697

Dreman Small Cap Value Fund (shares)(c)
Shares sold	4,559,288	395,205	660,894	29,118
Shares issued as reinvestment of distributions	103,698	1,013	19,272	230
Shares redeemed	(1,862,200)	(4,779)	(182,795)	(716)

Net increase (decrease) in shares outstanding	2,800,786	391,439	497,371	28,632
Beginning of period	541,439	150,000	178,632	150,000

End of period	3,342,225	541,439	676,003	178,632

Dreman Small Cap Value Fund ($)(c)
Net proceeds from sales	$38,421,162	$2,974,536	$5,541,210	$223,930
Net proceeds on reinvestment of distributions	1,059,787	7,879	196,965	1,788
Shares redeemed	(18,513,699)	(40,303)	(1,769,047)	(5,063)

Net increase (decrease) in net assets	$20,967,250	$2,942,112	$3,969,128	$220,655

PIMCO High Yield Fund (shares)(a)
Shares sold	12,167,657	225,014	1,535,138	1,357,957
Shares issued as reinvestment of distributions	863,319	13,632	242,170	51,316
Shares redeemed	(3,651,290)	(384)	(692,874)	(35,212)

Net increase (decrease) in shares outstanding	9,379,686	238,262	1,084,434	1,374,061
Beginning of period	388,262	150,000	1,524,061	150,000

End of period	9,767,948	388,262	2,608,495	1,524,061

PIMCO High Yield Fund ($)(a)
Net proceeds from sales	$100,264,761	$1,739,109	$13,216,870	$12,015,785
Net proceeds on reinvestment of distributions	7,862,861	119,537	2,182,809	434,852
Shares redeemed	(31,827,180)	(3,069)	(6,196,259)	(306,519)

Net increase (decrease) in net assets	$76,300,442	$1,855,577	$9,203,420	$12,144,118

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
PIMCO Total Return Fund (shares)(c)
Shares sold	12,682,052	1,169,446	20,320,071	1,607,235
Shares issued as reinvestment of distributions	318,228	2,014	496,571	2,254
Shares redeemed	(1,194,947)	(10,778)	(481,250)	(15,086)

Net increase (decrease) in shares outstanding	11,805,333	1,160,682	20,335,392	1,594,403
Beginning of period	1,310,682	150,000	1,744,403	150,000

End of period	13,116,015	1,310,682	22,079,795	1,744,403

PIMCO Total Return Fund ($)(c)
Net proceeds from sales	$137,256,966	$12,027,546	$220,437,166	$16,494,373
Net proceeds on reinvestment of distributions	3,496,227	21,046	5,461,863	23,607
Shares redeemed	(12,737,635)	(109,515)	(5,218,139)	(156,896)

Net increase (decrease) in net assets	$128,015,558	$11,939,077	$220,680,890	$16,361,084

AIM Small Cap Growth Fund (shares)(c)
Shares sold	2,139,249	190,788	642,199	56,833
Shares issued as reinvestment of distributions	42,061	—	20,866	—
Shares redeemed	(1,151,197)	(3,688)	(189,830)	(1,019)

Net increase (decrease) in shares outstanding	1,030,113	187,100	473,235	55,814
Beginning of period	337,100	150,000	205,814	150,000

End of period	1,367,213	337,100	679,049	205,814

AIM Small Cap Growth Fund ($)(c)
Net proceeds from sales	$17,852,894	$1,353,803	$5,545,347	$403,682
Net proceeds on reinvestment of distributions	408,415	—	201,982	—
Shares redeemed	(10,858,399)	(30,260)	(1,744,019)	(7,129)

Net increase (decrease) in net assets	$7,402,910	$1,323,543	$4,003,310	$396,553

AllianceBernstein International Value Fund (shares)(c)
Shares sold	4,771,893	993,912	184,843	10,748
Shares issued as reinvestment of distributions	246,823	2,464	7,134	361
Shares redeemed	(573,626)	(13,236)	(281,329)	(1,977)

Net increase (decrease) in shares outstanding	4,445,090	983,140	(89,352)	9,132
Beginning of period	1,233,140	250,000	259,132	250,000

End of period	5,678,230	1,233,140	169,780	259,132

AllianceBernstein International Value Fund ($)(c)
Net proceeds from sales	$40,083,978	$7,432,505	$1,633,385	$83,324
Net proceeds on reinvestment of distributions	2,436,542	19,366	70,375	2,842
Shares redeemed	(5,181,425)	(109,007)	(2,902,959)	(14,889)

Net increase (decrease) in net assets	$37,339,095	$7,342,864	$(1,199,199)	$71,277

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
BlackRock Inflation Protected Bond Fund (shares)(c)
Shares sold	9,577,023	694,093	7,285,641	283,469
Shares issued as reinvestment of distributions	272,217	2,366	175,494	1,238
Shares redeemed	(411,460)	(4,523)	(252,520)	(1,323)

Net increase (decrease) in shares outstanding	9,437,780	691,936	7,208,615	283,384
Beginning of period	841,936	150,000	433,384	150,000

End of period	10,279,716	841,936	7,641,999	433,384

BlackRock Inflation Protected Bond Fund ($)(c)
Net proceeds from sales	$96,862,111	$6,709,684	$74,124,269	$2,720,541
Net proceeds on reinvestment of distributions	2,798,749	23,196	1,803,199	12,136
Shares redeemed	(4,267,952)	(42,980)	(2,558,702)	(13,195)

Net increase (decrease) in net assets	$95,392,908	$6,689,900	$73,368,766	$2,719,482

Ibbotson Moderate Fund (shares)(c)
Shares sold	155,902	50	29,858,809	3,703,343
Shares issued as reinvestment of distributions	403	—	8,950	—
Shares redeemed	(5,200)	—	(217,241)	(8,738)

Net increase (decrease) in shares outstanding	151,105	50	29,650,518	3,694,605
Beginning of period	5,050	5,000	3,699,605	5,000

End of period	156,155	5,050	33,350,123	3,699,605

Ibbotson Moderate Fund ($)(c)
Net proceeds from sales	$1,610,584	$451	$293,244,934	$32,978,804
Net proceeds on reinvestment of distributions	4,245	—	94,422	—
Shares redeemed	(55,236)	—	(2,168,940)	(80,696)

Net increase (decrease) in net assets	$1,559,593	$451	$291,170,416	$32,898,108

Ibbotson Balanced Fund (shares)(c)
Shares sold	44,827	1,155	46,286,079	4,271,092
Shares issued as reinvestment of distributions	51	—	7,328	—
Shares redeemed	(11,574)	(9)	(14,111)	(127)

Net increase (decrease) in shares outstanding	33,304	1,146	46,279,296	4,270,965
Beginning of period	6,146	5,000	4,275,965	5,000

End of period	39,450	6,146	50,555,261	4,275,965

Ibbotson Balanced Fund ($)(c)
Net proceeds from sales	$456,674	$10,063	$458,013,309	$37,331,705
Net proceeds on reinvestment of distributions	548	—	78,554	—
Shares redeemed	(107,698)	(81)	(127,291)	(1,114)

Net increase (decrease) in net assets	$349,524	$9,982	$457,964,572	$37,330,591

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Ibbotson Growth Fund (shares)(c)
Shares sold	27,376	5,400	36,360,653	3,857,782
Shares issued as reinvestment of distributions	58	—	7,506	—
Shares redeemed	(11,861)	(27)	(226,939)	(120,746)

Net increase (decrease) in shares outstanding	15,573	5,373	36,141,220	3,737,036
Beginning of period	10,373	5,000	3,742,036	5,000

End of period	25,946	10,373	39,883,256	3,742,036

Ibbotson Growth Fund ($)(c)
Net proceeds from sales	$273,347	$46,493	$355,226,003	$32,502,199
Net proceeds on reinvestment of distributions	620	—	80,391	—
Shares redeemed	(125,048)	(230)	(2,349,550)	(1,064,299)

Net increase (decrease) in net assets	$148,919	$46,263	$352,956,844	$31,437,900

(a)	The Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund and the Service Class for the WMC Blue Chip Mid Cap Fund commenced operations on March 7, 2008 and share activity presented for the “Year Ended December 31, 2008” is for the period March 7, 2008 to December 31, 2008.
(b)	During the year ended December 31, 2009, the Lord Abbett Growth & Income Fund and Goldman Sachs Mid Cap Value Fund received securities with a value of $342,061,308 and $86,276,287, respectively, in exchange for 61,521,818 and 15,162,792 fund shares, respectively. Pursuant to a substitution order granted by the Securities and Exchange Commission, these assets were transferred from other third party funds that serve as investment options for certain Sun Life variable insurance products.
(c)	The Dreman Small Cap Value Fund, PIMCO Total Return Fund, AIM Small Cap Growth Fund, AllianceBernstein International Value Fund, BlackRock Inflation Protected Bond Fund, Ibbotson Moderate Fund, Ibbotson Balanced Fund, and the Ibbotson Growth Fund commenced operations on October 1, 2008 and share activity presented for the “Year Ended December 31, 2008” is for the period October 1, 2008 to December 31, 2008.

11. FEDERAL INCOME TAX INFORMATION

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“the Code”). By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. As a result, no provision for income taxes is required.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or results of operations. Temporary book-tax differences will reverse in a subsequent period.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Book-tax differences are primarily due to treatment of derivatives, distributions received from REIT securities, currency gain (loss), Passive Foreign Investment Companies, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation
Investment Grade Bond	$1,178,687	$—	$1,966,204
Money Market	1,116	—	—
Global Real Estate	26,731,274	—	22,882,260
Davis Venture Value	1,610,992	—	60,044,346
Oppenheimer Main Street Small Cap	437,815	—	21,986,104
Oppenheimer Large Cap Core	241,743	—	6,402,694
WMC Large Cap Growth	554,356	—	20,251,179
WMC Blue Chip Mid Cap	63,374	—	15,875,587
Lord Abbett Growth & Income	22,800,712	—	123,388,924
Goldman Sachs Mid Cap Value	5,810,131	405,106	34,740,281
Goldman Sachs Short Duration	750,862	360,665	8,779,198
Dreman Small Cap Value	3,987,648	325,135	5,072,568
PIMCO High Yield	1,074,874	46,312	13,478,412
PIMCO Total Return	2,523,331	93,314	5,944,540
AIM Small Cap Growth	1,862,263	337,010	1,323,652
AllianceBernstein International Value	1,251,305	39,102	7,569,152
BlackRock Inflation Protected Bond	2,795,342	344,460	793,497
Ibbotson Moderate	10,796,932	461,828	29,517,828
Ibbotson Balanced	15,191,671	850,334	54,928,871
Ibbotson Growth	11,613,620	1,051,131	51,385,093

At December 31, 2009, the following Funds had available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

Fund	Expires December 31, 2016	Expires December 31, 2017
Global Real Estate	$—	$91,289,869
Davis Venture Value	—	9,362,329
Oppenheimer Main Street Small Cap	17,617,847	29,078,291
WMC Large Cap Growth	17,593,194	3,895,483
WMC Blue Chip Mid Cap	5,601,758	12,686,824

The following Funds utilized capital loss carryforwards during the year ended December 31, 2009, as follows:

Fund	Amount
Oppenheimer Large Cap Core	$2,287,986
Lord Abbett Growth & Income	218,915
Goldman Sachs Mid Cap Value	155,839
AIM Small Cap Growth	5,033
AllianceBernstein International Value	19,725

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Under current tax law, certain capital or currency losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2009, the following Funds elected to defer net losses arising between November 1, 2009 and December 31, 2009.

Fund	Amount
Investment Grade Bond	$9,375
Money Market	47
Global Real Estate	369,141
Davis Venture Value	3,049,084
Oppenheimer Main Street Small Cap	21,464
Oppenheimer Large Cap Core	126,297
WMC Large Cap Growth	201,431

The Investment Grade Bond Fund, Money Market Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund declare dividends from net investment income, if any, daily and pay dividends monthly. Each of the remaining Funds in the Trust declare and pay dividends from net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Investment Grade Bond	$5,245,640	$26,571
Money Market	339,933	—
Global Real Estate	6,427,509	1,384,400
Davis Venture Value	665,811	—
Oppenheimer Main Street Small Cap	94,422	—
Oppenheimer Large Cap Core	692,972	—
WMC Large Cap Growth	231,272	—
WMC Blue Chip Mid Cap	25,992	—
Lord Abbett Growth & Income	50,438,466	—
Goldman Sachs Mid Cap Value	18,842,861	—
Goldman Sachs Short Duration	18,976,898	1,992,132
Dreman Small Cap Value	1,256,752	—
PIMCO High Yield	9,989,286	56,384
PIMCO Total Return	8,084,038	874,052
AIM Small Cap Growth	545,255	65,142
AllianceBernstein International Value	2,506,917	—
BlackRock Inflation Protected Bond	4,545,855	56,093
Ibbotson Moderate	86,730	11,937
Ibbotson Balanced	71,023	8,079
Ibbotson Growth	79,203	1,808

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Investment Grade Bond	$3,435,087	$—
Money Market	3,213,550	—
Global Real Estate	9,984,130	14,005,067
Davis Venture Value	708,988	1,023,176
Oppenheimer Main Street Small Cap	3,066,891	4,314,286
Oppenheimer Large Cap Core	91,113	39,073
WMC Large Cap Growth	9,651	—
WMC Blue Chip Mid Cap	6,107,397	12,486,999
Lord Abbett Growth & Income*	38,035	—
Goldman Sachs Mid Cap Value*	86,993	—
Goldman Sachs Short Duration*	1,215,306	173,097
Dreman Small Cap Value**	9,667	—
PIMCO High Yield*	523,341	31,068
PIMCO Total Return**	44,672	—
AllianceBernstein International Value**	22,208	—
BlackRock Inflation Protected Bond**	35,347	—

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.

The identified cost of investments and their respective gross unrealized appreciation and depreciation for federal income tax purposes at December 31, 2009 were as follows:

	Identified Cost	Gross Unrealized		Net Appreciation
Fund		Appreciation	(Depreciation)
Investment Grade Bond	$212,401,059	5,180,544	(3,214,340)	1,966,204
Money Market	203,994,735	—	—	—
Global Real Estate	200,217,278	24,770,496	(1,888,330)	22,882,166
Davis Venture Value	322,358,472	61,083,787	(1,040,732)	60,043,055
Oppenheimer Main Street Small Cap	162,262,665	26,905,222	(4,919,124)	21,986,098
Oppenheimer Large Cap Core	76,618,814	7,240,182	(837,488)	6,402,694
WMC Large Cap Growth	147,539,379	21,193,112	(941,933)	20,251,179
WMC Blue Chip Mid Cap	99,234,915	17,378,432	(1,502,837)	15,875,595
Lord Abbett Growth & Income	390,428,746	129,054,789	(5,665,865)	123,388,924
Goldman Sachs Mid Cap Value	174,586,275	36,550,985	(1,810,704)	34,740,281
Goldman Sachs Short Duration	962,072,895	9,942,364	(1,163,166)	8,779,198
Dreman Small Cap Value	35,462,302	5,522,684	(450,116)	5,072,568
PIMCO High Yield	102,423,639	13,947,505	(1,796,279)	12,151,226
PIMCO Total Return	443,847,817	8,847,081	(2,599,794)	6,247,287
AIM Small Cap Growth	18,322,861	1,642,469	(318,817)	1,323,652
AllianceBernstein International Value	49,559,419	8,459,312	(933,257)	7,526,055
BlackRock Inflation Protected Bond	183,161,105	1,461,756	(696,400)	765,356
Ibbotson Moderate	336,135,413	29,583,698	(65,870)	29,517,828
Ibbotson Balanced	511,559,996	55,141,177	(212,306)	54,928,871
Ibbotson Growth	397,848,998	51,420,493	(35,400)	51,385,093

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

12. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

13. EVALUATION OF SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Fund’s December 31, 2009 financial statements through February 25, 2010, the issuance date of the financial statements. Management has determined that there are no material events that would require additional disclosure in the Fund’s financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and the Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Global Real Estate Fund, SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC Oppenheimer Large Cap Core Fund, SC WMC Large Cap Growth Fund, SC WMC Blue Chip Mid Cap Fund, SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Dreman Small Cap Value Fund, SC PIMCO High Yield Fund, SC PIMCO Total Return Fund, SC AIM Small Cap Growth Fund, SC AllianceBernstein International Value Fund, SC BlackRock Inflation Protected Bond Fund, SC Ibbotson Moderate Fund, SC Ibbotson Balanced Fund, and SC Ibbotson Growth Fund (collectively the “Funds”) (each a portfolio of Sun Capital Advisers Trust, the “Trust”) as of December 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Sun Capital Advisers Trust as of December 31, 2009, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 25, 2010

OTHER INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 432-1102 x 3330 and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are (i) available on the SEC’s website at www.sec.gov; and (ii) available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

TAX INFORMATION

For the year ended December 31, 2009, the following Funds paid distributions which were designated as long-term capital gains dividends:

Fund	Amount
Investment Grade Bond	$26,571
Global Real Estate	1,384,400
Goldman Sachs Short Duration	1,992,132
PIMCO High Yield	56,384
PIMCO Total Return	874,052
AIM Small Cap Growth	65,142
BlackRock Inflation Protected Bond	56,093
Ibbotson Moderate	11,937
Ibbotson Balanced	8,079
Ibbotson Growth	1,808

For federal tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2009:

Percentage of distributions which qualify for the corporate dividends received deduction:

Fund	Percentage
Global Real Estate	4.52%
Davis Venture Value	100.00%
Oppenheimer Main Street Small Cap	100.00%
Oppenheimer Large Cap Core	100.00%
WMC Large Cap Growth	100.00%
WMC Blue Chip Mid Cap	100.00%
Lord Abbett Growth & Income	7.91%
Goldman Sachs Mid Cap Value	9.47%
Dreman Small Cap Value	8.12%
PIMCO High Yield	0.51%
PIMCO Total Return	0.23%
AIM Small Cap Growth	5.45%
Ibbotson Moderate	21.59%
Ibbotson Balanced	35.36%
Ibbotson Growth	38.61%

OTHER INFORMATION (Unaudited) (Continued)

The following Funds designate as income received from foreign sources and taxes paid to foreign countries the following amounts:

Fund	Foreign Source Income	Foreign Taxes Paid
Global Real Estate	$5,409,886	$372,406
AllianceBernstein International Value	1,200,199	106,653

ADVISORY CONTRACT RENEWALS

Funds Having Investment Advisory and/or Subadvisory Agreements Renewed in 2009:

Sun Capital Investment Grade Bond Fund

Sun Capital Money Market Fund

Sun Capital Global Real Estate Fund

SC Davis Venture Value Fund

SC Goldman Sachs Mid Cap Value Fund

SC Goldman Sachs Short Duration Fund

SC Lord Abbett Growth & Income Fund

SC Oppenheimer Main Street Small Cap Fund

SC Oppenheimer Large Cap Core Fund

SC PIMCO High Yield Fund

SC WMC Large Cap Growth Fund

SC WMC Blue Chip Mid Cap Fund

Factors Considered by the Board of Trustees (the “Board”) in Approving the Continuation of each Investment Advisory Agreement.

The Funds’ Board approved the continuation of each above-referenced Fund’s current investment advisory agreement (including, in the case of the SC Davis Venture Value Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Lord Abbett Growth & Income Fund, SC Oppenheimer Main Street Small Cap Fund, SC Oppenheimer Large Cap Core Fund, SC PIMCO High Yield Fund, SC WMC Large Cap Growth Fund and SC WMC Blue Chip Mid Cap Fund, each such Fund’s subadvisory agreement) for an additional twelve-month period at an in-person meeting held in November 2009.

In terms of the process that the Trustees followed prior to approving the continuation of each investment advisory and subadvisory agreement (together, the “investment advisory agreements”), Variable Contract Owners1 should know that:

*	At present, all but one of the Funds’ Trustees, including the Board’s chairman, are independent of Sun Capital Advisers LLC (“Sun Capital”), which serves as investment adviser to each of the Funds, each subadviser, and their respective affiliates (“Independent Trustees”).

*	In connection with the Board’s 2009 contract review, the Independent Trustees met on multiple occasions to discuss and consider contract review matters, and were advised by, and held private meetings with, their independent legal counsel.

*	The Board engaged in a thorough review of each Fund’s investment advisory agreement(s). In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and, as applicable, each subadviser, prior to reaching these decisions.

[1]

Shares of the Funds are owned by Sun Life (U.S.) and Sun Life (N.Y.) for the benefit of the owners of variable annuities and variable life insurance policies (“Variable Contract Owners”) issued by Sun Life (U.S.) or Sun Life (N.Y.).

OTHER INFORMATION (Unaudited) (Continued)

*	In connection with reviewing the Funds’ investment management agreements, the Board also reviewed the terms of the Funds’ Rule 12b-1 plans, distribution agreement, and servicing agreements.

In determining to approve the continuation of each investment advisory agreement, the Board considered all factors that it believed relevant to the interests of Variable Contract Owners, including but not limited to:

•

Fees and expenses. The investment advisory and, as applicable, investment subadvisory fee schedules for each Fund, including (i) comparative information provided by Lipper regarding investment advisory fee rates paid to other advisers by similar funds; and (ii) fee rates paid to Sun Capital and each subadviser by each Fund relative to those paid by similar funds and institutional accounts advised by such firms. The Board considered that Sun Capital currently does not manage any institutional accounts in a manner similar to a Fund. The Board also received and considered information regarding the differences in the type and level of services required for the Funds and institutional accounts more generally. In the case of each sub-advised Fund, the Board noted that the investment subadvisory fees paid to each subadviser are paid by Sun Capital out of its fee, not by the Fund. Taking into account the foregoing, the Board concluded that the fee schedules in effect for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services being provided to such Fund.

•

Economies of scale. The extent to which economies of scale would be realized as each Fund grows. In this regard, the Board observed that the advisory fees charged to the SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC WMC Large Cap Growth Fund and SC WMC Blue Chip Mid Cap Fund contain breakpoints and, accordingly, reflect the potential to share economies of scale. In addition, with respect to each other Fund, the Board considered Sun Capital’s commitment to consider breakpoints on each such Fund to the extent any such Fund’s assets under management increase to more substantial, scaleable levels in the future. The Board concluded that each Fund’s fee schedule represents an appropriate sharing between the Variable Contract Owners and the investment advisers of such economies of scale as may exist in the management of each Fund at current asset levels.

•

Profitability; Other benefits to Sun Capital. The costs of the services to be provided, and profits realized, by Sun Capital and its affiliates from their relationship with each Fund. In this regard, the Board observed that Sun Capital reported that it was operating several Funds at a net loss (suggesting that Sun Capital had assumed considerable economic risk in contracting with the Funds), and had committed to extend previously existing total operating expense caps applicable to each Fund through at least April 30, 2011. In analyzing Sun Capital’s costs and profits and its affiliates’ costs, the Board also reviewed the fees paid to and services provided by Sun Capital and its affiliates to each Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considered other potential benefits to Sun Capital and its affiliates from the relationships with the Funds, including the roles of the Funds in supporting the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.), both of which are affiliates of Sun Capital. The Board concluded that each Fund’s investment advisory fee schedule represented reasonable compensation in light of, among other factors, the costs incurred by the adviser and its affiliates in providing services to each Fund.

•

Investment performance. The investment performance of each Fund, both absolute and relative to various benchmarks and industry peer groups, including comparative information provided by Lipper regarding each Fund’s performance relative to other similar Funds.

•

Nature, quality and extent of services. The nature, scope and quality of the services that Sun Capital and each subadviser provide to the Funds. In this regard, the Board considered, among other things, Sun Capital’s and each subadviser’s personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. In addition to meeting with representatives of Sun Capital and each subadviser, the Board also considered, among other things, Sun Capital’s representation that

OTHER INFORMATION (Unaudited) (Continued)

it was satisfied with the resources, compliance program and level of commitment put forth by each subadviser and its recommendation that each subadvisory agreement be continued. The Board considered that the types of services to be provided under the investment advisory agreements were comparable to those typically found in agreements of such type. In this regard, the Board concluded that the quality and range of services provided by Sun Capital and, as applicable, each subadviser, have benefited and should continue to benefit each Fund and its Variable Contract Owners.

•

Brokerage practices. The practices of Sun Capital and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to Sun Capital and each subadviser. The Board indicated that it would continue to monitor the allocation of each Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

Compliance. Sun Capital’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Sun Capital’s continued commitment of attention and resources to compliance functions relevant to the Funds’ operations, including the oversight of subadvisers. The Board also considered the Sun Life organization’s commitment of resources to its U.S. business more generally.

After due consideration of these and other factors that it considered relevant, the Board determined to approve the continuation of each Fund’s investment advisory agreement and, as applicable, investment subadvisory agreement, and concluded that the continuation of such agreements was in the best interest of the Fund and the Variable Contract Owners.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these and other factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the investment advisory agreements.

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Each fund’s business is managed by the trustees. Several of the funds’ trustees and officers are also directors and officers of Sun Life Assurance Company of Canada or the adviser. The table below provides more information about the funds’ trustees and officers.

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Michael P. Castellano c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1941	Trustee	Since February 2005	Retired	20	None
Dawn-Marie Driscoll c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1946	Trustee	Since June 2007	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization), Director, ICI Mutual; Former Directorships: Investment Company Institute; Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute.	20	Trustee, DWS Funds (New York) Board (126 mutual funds) since 1987.
William N. Searcy, Jr. c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1946	Chairman and Trustee	Chairman since 2005 Trustee since October 1998	Private investor. Pension and Savings Trust Officer, Sprint Corp. (wireless and wireline communications services) 1989-2003.	20	Trustee, DWS Funds (New York) Board (126 mutual funds) since 1993.

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
John T. Donnelly* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1958	President, Chief Executive Officer and Trustee	Since May 2009	Senior Managing Director, Investment Products and Strategies, Sun Life Assurance Company of Canada, since 2007. President, Chief Investment Officer and Manager, Sun Capital Advisers LLC, since 2009. Associated with Sun Life Financial since 1991.	20	Director, Crosspointe Shops I LLC since 2009; Director, Crosspointe Shops II LLC since 2009; Director, Sun Life Insurance and Annuity Company of New York since 2008; Director and Chairman, Sun Life Investments LLC since 2005; Director, Sun Life Financial Global Funding, L.L.C. since 2004; Director, Sun Life Financial Global Funding, U.L.C. since 2004; Director, Sun Life Financial Global Funding II, L.L.C. since 2006; Director, Sun Life Financial Global Funding II, U.L.C. since 2006; Director, Sun Life Financial Global Funding III, L.L.C. since 2006; Director, Sun Life Financial Global Funding III U.L.C. since 2006.
James F. Alban* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1962	Chief Financial Officer and Treasurer	Since October 1998; Serves at the discretion of the Trustees.	Managing Director and Chief Financial Officer, Sun Capital Advisers LLC, since 2000. Associated with Sun Life Financial since 1998.	N/A	N/A
Maura A. Murphy, Esq.* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1960	Secretary and Chief Legal Officer Chief Compliance Officer	Since October 1998; Serves at the discretion of the Trustees. Since December 2009; Serves at the discretion of the Trustees.	Managing Director and General Counsel since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.	N/A	N/A
*	An interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act.

The Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, upon request by calling 1-800-432-1102 x3330.

Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Dawn-Marie Driscoll, Trustee

William N. Searcy, Jr., Chairman, Trustee

John T. Donnelly, President, Chief Executive Officer and Trustee

James F. Alban, Chief Financial Officer and Treasurer

Maura A. Murphy, Secretary, Chief Legal Officer and Chief Compliance Officer

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Dechert LLP

200 Clarendon Street

Boston, MA 02116

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics.

Registrant has adopted a code of ethics that applies to registrant’s principal executive officer and principal financial officer. This code of ethics is available without charge, upon request, by calling 1-800-432-1102 x3330. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one financial expert, Michael P. Castellano, serving on its Audit Committee. Mr. Castellano is considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered to the registrant for the last two fiscal years by the registrant’s principal accountant were as follows:

(a) Audit Fees: Includes amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

FY 2009	FY 2008
$692,782	$652,650

(b) Audit-related Fees: Includes amounts related to assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

FY 2009	FY 2008
None	NoneA

A Reflects current period presentation.

(c) Tax Fees: Includes amounts related to tax compliance, tax planning and tax advice.

FY 2009	FY 2008
$81,160	$77,850

(d) All Other Fees: Includes amounts related to products and services provided to the registrant by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

FY 2009	FY 2008
None	None

(e)(1) The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant require pre-approval. In addition, non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant also require pre-approval if the services provided to those entities are related directly to the operations and financial reporting of the registrant.

The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Audit Committee. The Audit Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy. In determining whether to approve services, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

(e)(2) No services included in this Item 4 (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) During the registrant’s fiscal years ended December 31, 2009 and December 31, 2008, there were no fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, the registrant’s investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11.	Controls and Procedures.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	The code of ethics as required by Form N-CSR Item 2 is filed herewith.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a) (3)	A combined certification by the principal executive and principal financial officers of the registrant as required by Rule 30a-2(b), under the Investment Company Act of 1940, as amended, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President

Date: February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President
(Chief Executive Officer)

Date: February 25, 2010

By (Signature and Title)*	/s/ JAMES F. ALBAN
James F. Alban, Treasurer
(Chief Financial Officer)

Date: February 25, 2010

*	Print name and title of each signing officer under his or her signature.